PURCHASE AND SALE AGREEMENT

among

    Each of the parties designated as a “Seller” on Exhibit A-1,

and

BPG ACQUISITIONS LLC,
as Purchaser,

as of June 14, 2021

TABLE OF CONTENTS

Page

I. DEFINITIONS AND INTERPRETIVE PRINCIPLES	1
II. SALE AND PURCHASE OF PROPERTY	13
2.1 Purchase of Property	13
2.2 Purchase Price and Terms of Payment	13
2.3 Assignment and Assumption of the Contracts	13
2.4 Assignment and Assumption of the Leases and Licenses	14
2.5 Assignment and Assumption of the Ground Lease Interest under the Ground Lease	14
2.6 Assumed Liabilities	14
2.7 Allocations of Purchase Price	14
2.8 Entity Transaction	14
III. ESCROW	15
3.1 Escrow	15
3.2 Deposit of Funds	15
IV. TITLE	15
4.1 Title to the Real Property	15
4.2 Inspection	17
4.3 Condition of the Property	19
V. CLOSING	23
5.1 Closing Date	23
5.2 Action Prior to the Closing Date by Sellers	23
5.3 Action Prior to the Closing Date by Purchaser	26
5.4 Recording of Deeds	27
5.5 Prorations	27
5.6 Closing Costs	32
5.7 Distribution of Funds and Documents Following Closing	33
5.8 Possession	33
VI. ADDITIONAL COVENANTS AND INDEMNITIES	33
6.1 Purchaser’s Indemnity	33
6.2 Seller Covenants	33
VII. REPRESENTATIONS AND WARRANTIES	36
7.1 Purchaser’s Representations and Warranties	37
7.2 Sellers’ Representations and Warranties	38
7.3 Post Due Diligence Disclosures	42
7.4 Representations and Warranties Deemed Modified	42
7.5 Sellers’ Knowledge	42
7.6 Purchaser’s Knowledge	43
VIII. CONDITIONS PRECEDENT TO CLOSING	43
i

8.1 Conditions to Sellers’ Obligations	43
8.2 Conditions to Purchaser’s Obligations	43
8.3 Failure of Conditions to Closing	45
IX. REMEDIES FOR PRE-CLOSING AND POST-CLOSING DEFAULTS ; LIQUIDATED DAMAGES	45
9.1 Default by Purchaser Prior to Closing	45
9.2 Default by Sellers Prior to Closing	46
9.3 Limitations of Purchaser's Post-Closing Claims	46
9.4 Other Limitations of Claims	47
9.5 Survival of Purchaser's Claims	47
9.6 Survival of Sellers’ Claims	47
9.7 Limitations on Liability	48
9.8 Guaranty	48
9.9 Tax Treatment and Indemnity Payments	48
9.10 Survival	48
X. BROKERS	48
XI. NOTICES	49
XII. MISCELLANEOUS	50
12.1 Governing Law	50
12.2 Professional Fees and Costs	50
12.3 Exhibits and Disclosure Schedules a Part of This Agreement	51
12.4 Executed Counterparts	51
12.5 Assignment	51
12.6 IRS - Form 1099-S	53
12.7 Successors and Assigns	53
12.8 Time is of the Essence	53
12.9 Entire Agreement	53
12.10 Further Assurances	53
12.11 Waiver	53
12.12 Headings	53
12.13 Risk of Loss	54
12.14 Construction of Agreement	55
12.15 Bulk Transfers	56
12.16 Intentionally Omitted	56
12.17 Press Releases; Confidentiality	56
12.18 No Third-Party Beneficiaries	57
12.19 Email Signatures	57
12.20 Severability	57
12.21 Consents and Approvals	58
12.22 WAIVER OF JURY TRIAL	58
12.23 1031 Exchange	58

12.24 Further Assurances	59
12.25 Exclusivity	59
XIII. DISTRICT OF COLUMBIA DISCLOSURES	60
XIV. EXECUTION	S-1

LIST OF EXHIBITS

Exhibit A-1	Properties and Sellers
Exhibit A-2	Legal Descriptions of Properties
Exhibit A-3	Seller Information
Exhibit A-4	Allocation of Purchase Price Among Properties
Exhibit A-5	Allocation of Purchase Price for each Property between Real Property and Personal Property
Exhibit B	Form of Escrow Agreement for Earnest Money Deposit
Exhibit C-1	Form of DC Deed (except for 2000 M Street Property)
Exhibit C-2	Form of Virginia Deed
Exhibit C-3	Form of Assignment of Leasehold Interest (2000 M Street Property)
Exhibit D	Form of Bill of Sale
Exhibit E	Form of Assignment of Intangibles
Exhibit F	Form of Assignment and Assumption of Contracts and Licenses
Exhibit G	Form of Assignment and Assumption of Leases
Exhibit H	Form of FIRPTA Certificate
Exhibit I	Form of Notice to Tenants/Licensees
Exhibit J-1	Form of Owner’s Affidavit
Exhibit J-2	Intentionally omitted
Exhibit K	Assignment and Assumption of Purchase Agreement
Exhibit L-1	Form of Tenant Estoppel Certificate
Exhibit L-2	Form of Seller Lease Estoppel Certificate
Exhibit L-3	Form of Ground Lessor Estoppel Certificate
Exhibit M	Form of REA Estoppel
Exhibit N	UST Disclosure Forms (DC Properties)
Exhibit O-1	Form of Closing Certificate (Sellers)
Exhibit O-2	Form of Closing Certificate (Purchaser)
Exhibit P	Identified Prospective Purchasers

LIST OF DISCLOSURE SCHEDULES

Disclosure Schedule 1	Assumed Contracts
Disclosure Schedule 2-1	Lease Schedule and Security Deposits
Disclosure Schedule 2-2	Leasing Commissions
Disclosure Schedule 2-3	TI Obligations (including Landlord Work)
Disclosure Schedule 2-4	Lease Expenses
Disclosure Schedule 2-5	Certain Lease Expenses Post-LOI Date
Disclosure Schedule 3	Contracts
Disclosure Schedule 4	Specified Unreleased Claims; Proceedings; Legal Requirements
Disclosure Schedule 5	Environmental Reports
Disclosure Schedule 6	Title Commitments
Disclosure Schedule 7	Surveys
Disclosure Schedule 8	Voluntary and Involuntary Liens and Encumbrances
Disclosure Schedule 9	Personal Property
Disclosure Schedule 10	Employee Positions
Disclosure Schedule 11	Licenses
Disclosure Schedule 12	Pro Forma Title Policies
Disclosure Schedule 13	Required REAs
Disclosure Schedule 14	Tax Contests
Disclosure Schedule 15	Uncured Notices of Default under Ground Lease

v

PURCHASE AND SALE AGREEMENT
This PURCHASE AND SALE AGREEMENT (“Agreement”) is dated as of June 14, 2021 (the “Effective Date”), and is made by and among each of the parties identified on Exhibit A-1 hereto (each, a “Seller”, and collectively, and jointly and severally, the “Sellers”), and BPG Acquisitions LLC, a Delaware limited liability company (the “Purchaser”).
RECITALS
A.    Each of the Sellers is the owner of the Property or Properties corresponding to such Seller on Exhibit A-1 hereto.
B.    Purchaser desires to purchase all of the Properties and to acquire all of the Sellers’ respective right, title and interest in and to all of the Properties, on the terms and conditions set forth in this Agreement.
C.    The Sellers desire to sell to Purchaser all of the Properties and to convey to Purchaser all of their respective right, title and interest in all of the Properties, on the terms and conditions set forth in this Agreement.
AGREEMENT
NOW, THEREFORE, for valuable consideration, including the promises, covenants, representations and warranties hereinafter set forth, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
I. DEFINITIONS AND INTERPRETIVE PRINCIPLES
I.1.General Interpretive Principles.
I.1.1.All references to sections, schedules, exhibits, recitals or the preamble are to sections, schedules, exhibits or recitals of, or the preamble to, this Agreement, unless otherwise specified.
I.1.2.Unless otherwise specified, the words “hereof”, “herein” and “hereunder,” and words of similar import, refer to this Agreement as a whole and not to any particular provision of this Agreement.
I.1.3.If the context requires, the use of any gender will also refer to any other gender, and the use of either number will also refer to the other number.
I.1.4.The word “including” as used herein does not denote an exclusive group (i.e., the word “including” may also be read as “including, without limitation”).

I.1.5.Accounting terms used but not specifically defined herein have the meanings determined by reference to generally accepted accounting principles.
I.1.6.Any provision of this Agreement referring to a particular time of day shall be interpreted in accordance with the local time in Washington, D.C.
I.2.Definitions. As used in this Agreement:
“2000 M Street Property” means the Property located at 2000 M Street, NW in Washington, DC.
“Access Agreement” means that certain Access and Confidentiality Agreement dated as of April 27, 2021, by and between Washington Real Estate Investment Trust and BPG Acquisitions LLC, a Delaware limited liability company.
“Accommodator” has the meaning set forth in Section 12.23.3.
“Act” has the meaning set forth in Article XIII Paragraph 2.
“Additional Rent” means all amounts and charges of any kind or nature payable by a Tenant to a Seller, as landlord, under such Tenant’s Lease other than Basic Rent and Security Deposits, including reimbursements of Operating Expenses and administrative charges, common area maintenance charges, reimbursements of real estate taxes, rent or other costs, expenses or escalations (including escalations based on increases in the consumer price index or any other measures of inflation, retroactive rent escalations, insurance cost reimbursements, parking charges, antenna rents and license fees).
“Affiliate” means, with respect to any Person, (i) a Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person; or (ii) a Person that, directly or indirectly, owns, is owned by or is under common ownership with, such Person.
“Agreement” has the meaning set forth in the preamble hereof.
“Allocated Amount” has the meaning set forth in Section 2.7 hereof.
“Allocated Share” has the meaning set forth in Section 2.7 hereof.
“Arlington Tower Property” means the Property located at in Arlington, VA.
“Assignable Properties” has the meaning set forth in Section 12.5.2 hereof.
“Assignment of Contracts and Licenses” has the meaning set forth in Section 5.2.6 hereof.
“Assignment of Intangibles” has the meaning set forth in Section 5.2.5 hereof.

“Assignment of Leases” has the meaning set forth in Section 5.2.7 hereof.
“Assignment of Leasehold Interest” has the meaning set forth in Section 5.2.3 hereof.
“Assumed Contracts” means the Contracts listed on Disclosure Schedule 1.
“Basic Rent” means all base rent or basic rent payable in fixed installments and fixed amounts for stated periods by Tenants under their Leases.
“Bill of Sale” has the meaning set forth in Section 5.2.4 hereof.
“Books and Records” means, with respect to each Property, all documentation, third party reports and studies, land surveys, land use applications, land use permits and approvals, operating permits and other documents in printed or electronic form (but excluding software which is proprietary to such Property’s Seller, its Affiliates or any third party, or is licensed from third parties by such Seller or its Affiliate) that is in the possession or under the control of such Seller or its Affiliate and that solely or primarily pertains to the use, operation, ownership or condition of such Property, including (i) all correspondence, billing, and other files, (ii) all environmental assessments or audits, architectural drawings and engineering, geophysical, soils, seismic, geologic, environmental (including with respect to the impact of materials used in the construction or renovation of the Improvements) and architectural reports, studies and certificates pertaining to such Property, and (iii) all financial statements and other accounting, tax, financial, and other books and records relating to the use, maintenance, and operation of such Property, but excluding only any Excluded Documents.
“Broker” has the meaning set forth in Article X hereof.
“Business Day” means any day other than a Saturday, a Sunday or a state or federal holiday on which, or in observance of which, the Board of Governors of the U.S. Federal Reserve System dictates that Federal Reserve banks are to be closed.
“Cap Amount” has the meaning set forth in Section 9.3 hereof.
“Casualty” has the meaning set forth in Section 12.13.1 hereof.
“Casualty Notice” has the meaning set forth in Section 12.13.1 hereof.
“Casualty Renovation Cost” has the meaning set forth in Section 12.13.1 hereof.
“Claim Notice” has the meaning set forth in Section 9.5 hereof.
“Claims” means, collectively, damages, claims (including without limitation, any claim for damage to property of others or injury to or death of any persons), penalties, obligations, liabilities, fines, losses, taxes, causes of action, fees, injuries, liens, encumbrances, proceedings, judgments, actions, rights, demands, costs and expenses (including without limitation, reasonable attorneys’ fees (whether or not legal proceedings are instituted) and court and litigation costs), except to the extent that any of the foregoing (i) allege or constitute indirect, special, consequential or punitive damages (or would constitute indirect, special, consequential or punitive damages if ordered by a court), (ii) with respect to claims against Seller, are caused by the gross negligence or willful misconduct of Seller, its Affiliates, its contractors or any Seller Related Parties, or (iii) with respect to claims against Purchaser, are caused by the gross negligence or willful misconduct of Purchaser, its Affiliates or any of Purchaser’s agents, employees, or contractors.
“Closing” means the sale and assignment of the Properties to Purchaser on the Closing Date.
“Closing Date” has the meaning set forth in Section 5.1 hereof.
“Closing Documents” has the meaning set forth in Section 9.3 hereof.
“Closing Instructions” has the meaning set forth in Section 3.1 hereof.
“Closing Payment” has the meaning set forth in Section 2.2.2 hereof.
“Code” has the meaning set forth in Section 12.23.
“Completion of Landlord Work” means the completion of any applicable Landlord Work, as evidenced by (i) a certification from both the Sellers and the applicable third-party contractor (under all applicable Work Agreements) that all such Landlord Work has been completed and fully paid for in accordance with (x) the applicable Lease or License, pursuant to which such Landlord Work is required to be undertaken (provided that no third-party contractor shall be required make any certification as to the subject matter of this clause (x)), (y) the applicable Work Agreements and (z) the plans and specifications, and other drawings in respect of such Landlord Work, (ii) final lien waivers from all applicable contractors and (iii) confirmation from the applicable Tenant or Licensee that such Landlord Work has been completed in accordance with the Lease or License, as applicable (provided that such confirmation shall not be required in order to evidence completion of Landlord Work if and to the extent (x) Sellers provide evidence to Purchaser that Sellers have requested such confirmation, (y) the applicable Tenant or Licensee has not provided such confirmation and (z) Sellers represents to Purchaser that the applicable Tenant or Licensee has not either (1) refused to provide such confirmation or (2) stated to Sellers (or the applicable third-party contractor under the applicable Work Agreements) that such Landlord Work has not been completed in accordance with the Lease or License, as applicable.
“Confidentiality Agreement” means that certain Nondisclosure Agreement dated as of February 24, 2021, by BPG Acquisitions LLC, a Delaware limited liability company, for the benefit of Sellers.
“Consolidated Closing Statement” has the meaning set forth in Section 5.2.14 hereof.

“Contracts” means, with respect to each Property, the equipment leases, and all contracts, Work Agreements, management agreements and other written agreements relating to the use, ownership and/or operation of such Property, all as described on Disclosure Schedule 3.
“Cure” means, with respect to a Lien or an Encumbrance, to cause the Title Company to issue a title policy insuring Purchaser’s title without exception for such Lien or Encumbrance, either by Discharging such Lien or Encumbrance or on the basis of an indemnification, a bond or another arrangement satisfactory to the Purchaser and the Title Company.
“DC Properties” shall mean the Properties located within the District of Columbia.
“DC Deeds” has the meaning set forth in Section 5.2.1 hereof.
“Deeds” has the meaning set forth in Section 5.2.2 hereof.
“Delinquent Rent” means any Rent not timely paid under the Leases.
“Designating Party” has the meaning set forth in Section 12.23.3.
“Discharge” means, (i) with respect to a Lien, (a) to cause the party secured by such Lien to release and discharge the same of record; or (b) to cause the Title Company to issue a title policy insuring Purchaser’s title without exception for such Lien by paying the indebtedness it secures, together with any penalties and interest thereon (the amount thereof having been previously specified for the applicable payoff date by the secured party), into Escrow at Closing, or (ii) with respect to an Encumbrance, to cause the parties benefitted by such Encumbrance to discharge and terminate such Encumbrance of record.
“Disclosing Party” has the meaning set forth in Section 12.17 hereof.
“Due Diligence Materials” has the meaning set forth in Section 4.2.1 hereof.
“Earnest Money Deposit” has the meaning set forth in Section 2.2.1 hereof.
“Effective Date” has the meaning set forth in the preamble hereof.
“Encumbrance” means (i) any covenant, condition, restriction, easement, right of way or other matter affecting title to a Property, and (ii) any encroachment, violation, easement, right of way or other matter that would be disclosed by an accurate and complete survey satisfying the Survey Standards; provided, however, that “Encumbrances” do not include Liens or Leases.
“Environmental Damages” has the meaning set forth in Section 4.3(h) hereof.
“Environmental Reports” means the reports listed on Disclosure Schedule 5.

“Environmental Requirements” has the meaning set forth in Section 4.3(i) hereof.
“Escrow” has the meaning set forth in Section 3.1 hereof.
“Escrow Agent” means the Title Company designated in clause (i) of the definition thereof, when acting in its capacity as escrow holder or closing agent hereunder or under any Closing Document.
“Escrow Agreement” has the meaning set forth in Section 3.1 hereof.
“Exchange” has the meaning set forth in Section 12.23.
“Excluded Assets” means, with respect to each Property, the Excluded Documents, all computer hardware and software used by such Property’s Seller or its Affiliate or in connection with such Property, cash, cash equivalents, checks and other funds, including, without limitation, notes, securities and other evidence of indebtedness held at such Property as of the Closing, and balances on deposit to the credit of such Seller with banking institutions, all of which shall be retained by such Seller.
“Excluded Documents” means, with respect to each Property, all (a) Intellectual Property Rights, (b) all insurance policies owned or obtained by such Property’s Seller on behalf or in connection with such Seller’s business at the Property, (c) the corporate minute books and stock registers of such Seller or its Affiliates, (d) internal memoranda or analyses prepared by or for such Seller or its Affiliates in connection with the sale of such Property, including tax returns or financial statements of such Seller (but exclusive of operating statements and the general ledger of such Property and any supporting information which shall be available for review by Purchaser), (e) communications between such Seller or any Affiliate and their respective attorneys, (f) appraisals, assessments or other valuations of such Property in the possession or control of such Seller, (g) structural reviews of the Properties and (h) original bills, invoices, receipts and checks related to expenses incurred prior to Closing (provided, however, that Sellers shall make available to Purchaser copies of the items described in clause (h)).
“Final Closing Adjustment” has the meaning set forth in Section 5.5.11.
“Good Funds” means a confirmed wire transfer of funds.
“Ground Lease” means that certain Indenture of Lease dated October 4, 1971, as amended and assigned, with respect to the Property located at 2000 M Street NW in Washington, DC.
“Hazardous Materials” has the meaning set forth in Section 4.3(j).
“Improvements” means, with respect to each Property, the buildings, structures, fixtures, and other permanent improvements located on such Property’s Land, including, without limitation, electrical distribution systems, HVAC systems, walkways, driveways, parking lots, plumbing, lighting, mechanical equipment, and fixtures installed thereon.

“Individual Closing Statement” has the meaning set forth in Section 5.2.14 hereof.
“Intangible Property” means, with respect to each Property, (a) local telephone and facsimile exchange numbers identified exclusively with such Property, (b) transferable certificates (including the certificate of occupancy for such Property), licenses, permits (including the Permits) and warranties now in effect with respect to such Property, (c) all general intangibles relating to design, development, operation and use of such Property, all transferable rights and work product under construction, service, consulting, engineering, architectural, design and construction agreements, if any, that are assigned to Purchaser at Closing as Assumed Contracts, and plans and specifications of any portion of such Property, and all development rights and goodwill related to any portion of such Property, and (d) all other intangible property used by such Property’s Seller exclusively in connection with the ownership and operation of such Property, but excluding the Excluded Assets.
“Intellectual Property Rights” means, with respect to each Property, all patents, copyrights, trade secrets, trademarks, trade names, service marks, confidential information and other know-how owned by such Property’s Seller or its Affiliates or used by such Seller or its Affiliates in managing such Property, including but not limited to (a) marketing and management intangibles, (b) all proprietary computer software developed and owned by such Seller or its Affiliate, and (c) all proprietary manuals, instructions, policies, procedures and directives issued by such Seller or its Affiliates to its employees at such Property, except for those manuals, policies and instructions that relate solely to the operation of such Property. The term “Intellectual Property Rights” does not include the Property Specific Proprietary Marks and the specific data and information stored or maintained on the Intellectual Property Rights for such Property that uniquely pertains to such Property or those served at such Property.  The term “Property Specific Proprietary Marks” means, with respect to such Property, all trademarks, service marks, trade names, trade dress, symbols, logos, slogans, designs, insignia, emblems, devices, domain names, distinctive designs of signs, or any other source identifying feature, or combinations thereof, which are (i) used to identify such Property, or which are used in connection with the operation of such Property by such Seller or its Affiliates, and (ii) do not contain the names “Washington REIT”, “WRIT,” “Washington Real Estate Investment Trust” or variants thereof. Seller shall not contest Purchaser’s right to use any Property Specific Proprietary Marks, which expressly include the name “Arlington Tower.” None of the Sellers makes any representation or warranty to Purchaser regarding such names except as expressly set forth in Section 7.2 below. Purchaser acknowledges that none of the foregoing building names is registered or otherwise maintained by any of the Sellers as a trademark.
“Involuntary Encumbrance” means an Encumbrance that is not created by an affirmative act or omission of any Seller.
“Involuntary Lien” means a Lien that (i) is not a Tenant Lien, and (ii) is not created by an affirmative act or omission of any Seller.
“Land” means, with respect to each Property, the land included in such Property and described on Exhibit A-2, together with all easements, rights-of-way, rights of ingress and egress, strips, zones, licenses, transferable hereditaments, privileges, tenements and appurtenances in any way belonging to or appertaining to such land or condominium unit, and any right or interest in any open or proposed highways, streets, roads, avenues, alleys, easements, strips, gores and rights-of-way in, across, in front of, contiguous to, abutting or adjoining such land or condominium unit.
“Landlord Work” means the renovations, build-outs, demolition or other work set forth on Disclosure Schedule 2-3 hereto, that a Seller is required to conduct for the benefit of any Tenant or licensee pursuant to the terms of such Tenant’s or licensee’s Lease or Licenses, as applicable.
“Lease” means an agreement (other than a License) pursuant to which a party other than a Seller has the right to use or occupy a portion of a Property owned by such Seller, together with all amendments, modifications, supplements, renewals, and extensions thereof, as well as any guarantees thereof. For purposes of clarification, it is acknowledged and agreed that each of those agreements and instruments (other than Licenses) properly entered into by Seller (whether as a matter of right or with Purchaser’s consent) pursuant to the terms of Section 6.2.2 hereof shall constitute a Lease.
“Leased Space” means the aggregate amount of gross rentable area that is occupied by Tenants at all of the Properties, taken together.
“Lease Expenses” means the Leasing Commissions, TI Obligations, costs associated with Landlord Work, free rent and other concessions payable pursuant to or on account of the Leases and/or Licenses, including, without limitation, those set forth on Disclosure Schedule 2-4 hereto.
“Lease Schedule” means the list of Leases attached hereto as Disclosure Schedule 2-1.
“Leasing Commission” means the commissions, fees or other compensation or reimbursement set forth and payable to a broker or other third party in connection with a Lease or License or the expansion or renewal of a Lease or License, including, without limitation, those set forth on Disclosure Schedule 2-2 hereto.
“Legal Requirement” means any applicable federal, state, local or municipal constitution, law, ordinance, rule, order, regulation or statute of any governmental authority bearing on the construction, alteration, rehabilitation, maintenance, use, operation, sale, transfer or any other aspect of all or any portion of a Property.
“License” means a utility license or access agreement, a right-of way agreement, an antenna license agreement, or a similar agreement pursuant to which a Person other than a Seller is entitled to use or occupy a portion of a Property. For purposes of clarification, it is acknowledged and agreed that each of those agreements and instruments expressly referred to as a License pursuant to the terms of Section 6.2.2 hereof and properly entered into by Seller

(whether as a matter of right or with Purchaser’s consent) pursuant to the terms of Section 6.2.2 hereof shall constitute a License.
“Lien” means any mortgage, deed of trust or other consensual lien, a mechanic’s or any materialman’s lien, a judgment lien, a lien for delinquent real property taxes or assessments, any other tax or statutory lien, or any other lien, in each case to the extent the same affects a Property and is prior or senior to, or otherwise encumbers the interest of such Property’s Seller in such Property.
“LOI Date” means April 27, 2021.
“New Title Matter” has the meaning set forth in Section 4.1.2.
“Non-Designating Party” has the meaning set forth in Section 12.23.3.
“Non-Foreign Affidavit” has the meaning set forth in Section 5.2.8 hereof.
“Notice” has the meaning set forth in Article XI hereof.
“Notice to Tenants” has the meaning set forth in Section 5.2.16 hereof.
“OFAC” has the meaning set forth in Section 7.1.6.
“Official Records” means, as the context requires, with respect to the Virginia Properties, the Clerk of the Circuit Court of the City or County within which the applicable Virginia Property is located and, with respect to the DC Properties, the Recorder of Deeds for the District of Columbia.
“Operating Expenses” means, for any Property, all usual and customary operating expenses not otherwise expressly specified in Section 5.5 hereof for proration that are incurred in the ownership or operation of such Property and constituting an assumed liability or arising under any agreement or other matter included in the Property to be conveyed hereunder.
“Owner’s Affidavit” has the meaning set forth in Section 5.2.10 hereof.
“Pending Claim” has the meaning set forth in Section 9.5 hereof.
“Permits” means, with respect to each Property, the licenses and permits, approvals, entitlements, and other governmental authorizations (including certificates of occupancy) issued to or in favor of Seller by a governmental or administrative agency or authority (whether federal, state or local) for the ownership, operation, planning, development, constructions, use, or maintenance of such Property.
“Permitted Exceptions” means (a) any and all general, special, supplementary or retroactive property taxes or assessments, to the extent such taxes or assessments are not due as of the Closing Date; (b) any Encumbrances and Involuntary Liens affecting a Property that exist as of the Effective Date of the Title Commitment for such Property (excluding, however, the

Liens and Encumbrances listed on Disclosure Schedule 8), including, with respect to the 1600 Wilson Boulevard Property, the subdivision plat and Declaration of Easements, Covenants, Restrictions and Agreements in substantially the forms delivered by Sellers to Purchaser prior to the Effective Date (which documents will be recorded in the public records prior to Closing); (c) any survey matters affecting a Property that exist as of the most recent date of the Survey (as listed on Disclosure Schedule 7) for such Property; (d) any Liens or Encumbrances that become Permitted Exceptions pursuant to an express provision of this Agreement or that are expressly approved in writing by Purchaser; (e) rights of Tenants under Leases (as tenants only); (f) rights of third parties under equipment leases relating to Personal Property; (g) Legal Requirements, including, without limitation, zoning ordinances (and amendments and additions relating thereto) and the Americans with Disabilities Act of 1990, as amended; and (h) any exceptions created by Purchaser or its agents, employees and/or contractors, including without limitation, any exceptions arising by reason of the entry on the Real Property by Purchaser or by its agents, employees and/or contractors (provided that the parties acknowledge and agree that Purchaser’s mere discovery and/or immaterial displacement of an existing condition shall not constitute such an exception).
“Person” means a natural person, an agency or body of federal, state or local government, a corporation, a general or limited partnership, a limited liability company, a trust, or any other entity recognized under applicable law as having authority to own property, to conduct business, to sue or to be sued.
“Personal Property” means, with respect to each Property, all tangible personal property, including the following items, that is owned by such Property’s Seller and used by such Seller or its Affiliates, representatives or agents exclusively (or primarily) in connection with the ownership, maintenance, and operation of such Property or any combination of the Properties: (a) keys and combinations to all doors, cabinets, enclosures and other locks on or about such Property, (b) furniture, equipment, televisions, telephone systems; mechanical systems, fixtures and equipment; electrical systems, fixtures and equipment; heating fixtures, systems, and equipment; air conditioning fixtures, systems and equipment; plumbing fixtures, systems, and equipment; security systems and equipment; carpets, drapes, artwork and other furnishings; refrigerators, microwaves, ovens, stoves, and all other appliances; vehicles, office equipment, furniture and fixtures not considered improvements, spare parts, supplies and other physical assets, machinery, tools, trade fixtures, utensils, china and glassware, (c) copies of files maintained or generated by such Seller in the course of the operation of such Property (excluding the Excluded Documents) which are located at such Property or at WashREIT’s headquarters in Washington, DC or are otherwise in Seller’s possession or under Seller’s control; (d) the Books and Records, and (e) data and/or internet systems, but excluding, however, the Excluded Assets.
“Post Due Diligence Disclosure” has the meaning set forth in Section 7.3.
“Proceeding” has the meaning set forth in Section 7.2.4(b).
“Property” means a property designated on Exhibit A-1 hereto, which property consists of the corresponding Land described on Exhibit A-2, the Improvements located on such Land, the Personal Property located on such Land or in such Improvements, and the Intangible

Property, Assumed Contracts and Leases, excluding, however, any of the foregoing that are Excluded Assets.
“Proprietary Information” has the meaning set forth in Section 12.17.
“Purchase Price” has the meaning set forth in Section 2.2 hereof.
“Purchaser” has the meaning set forth in the preamble hereof.
“Purchaser Closing Documents” has the meaning set forth in Section 9.6 hereof.
“Purchaser Costs” has the meaning set forth in Section 9.2.
“Purchaser Default” has the meaning set forth in Section 9.1.
“Real Property” means, with respect to a Property, such Property’s Land and Improvements, collectively.
“Receiving Party” has the meaning set forth in Section 12.17 hereof.
“Release” has the meaning set forth in Section 12.17.

“Rent” means all Basic Rent and Additional Rent.

“Required Cure Items” has the meaning set forth in Section 4.1.2 hereof.

“Required Party” has the meaning set forth in Section 12.17.
“Required REAs” has the meaning set forth in Section 6.2.4.
“Required REA Estoppel Certificates” has the meaning set forth in Section 6.2.4.
“Required Tenant” has the meaning set forth in Section 8.2.5.
“Required Tenant’s Satisfactory Tenant Estoppel Certificates” has the meaning set forth in Section 8.2.5.

“Reviewing Party” has the meaning set forth in Section 12.17.
“Satisfactory Ground Lessor Estoppel Certificate” has the meaning set forth in Section 8.2.6.
“Satisfactory REA Estoppel Certificate” has the meaning set forth in Section 8.2.7.

“Satisfactory Tenant Estoppel Certificates” has the meaning set forth in Section 8.2.5.
“Security Deposit” means a cash deposit, or a letter of credit or similar evidence of indebtedness held by a Seller (i) under a Lease as security for the obligations of the Tenant under such Lease or (ii) under a License as security for the obligations of the licensee under such License.
“Seller” has the meaning set forth in the preamble hereof.
“Seller Default” has the meaning set forth in Section 9.2.
“Seller Lease Estoppel Certificate” has the meaning set forth in Section 8.2.5.
“Seller Related Parties” has the meaning set forth in Section 4.3.
“Sellers’ Survey Certification” has the meaning set forth in Section 4.1.1.
“Supplemental Losses” has the meaning set forth in Section 7.3.
“Surveyor” means, as to each Property, the surveyor identified on Disclosure Schedule 7 as the preparer of such Property’s Survey.

“Surveys” has the meaning set forth in Section 4.1.1 hereof.
“Survey Standards” means the Minimum Standard Detail Requirements for ALTA/NSPS Land Title Surveys in effect as of the Effective Date.
“Survival Date” has the meaning set forth in Section 9.5 hereof.
“Tenant” means the tenant or lessee under a Lease.
“Tenant Estoppel Certificate” has the meaning set forth in Section 6.2.3.
“Tenant Lien” means a Lien that encumbers only a Tenant’s leasehold interest in a Property, and that does not secure indebtedness or other obligations voluntarily created or assumed by Seller.
“Tenant’s Fiscal Year” has the meaning set forth in Section 5.5.11(b).
“TI Obligation” means an obligation, if any, of a Seller, as landlord or licensor under a Lease or a License, to pay for tenant improvements, and if such tenant improvements are to be constructed by such Seller rather than a Tenant or licensee, “TI Obligation” also includes the obligation to construct such tenant or licensee improvements, all of which are set forth on Disclosure Schedule 2-3 hereto.
“Title Commitments” has the meaning set forth in Section 4.1.1 hereof.

“Title Company” means (i) with respect to the DC Properties, Fidelity National Title Insurance Company, acting through its New York office located at 485 Lexington Avenue, 18th Floor, New York, New York 10017, Attn: Nick DeMartini, Managing Counsel, provided that the parties acknowledge that Fidelity National Title Insurance Company will utilize its local Washington, D.C. office located at 1620 L Street, NW, 4th Floor, Washington, D.C. 20036, Attn: Mark Badanowski with respect to the transactions contemplated by this Agreement. and (ii) with respect to the VA Properties, Stewart Title Guaranty Company, acting through its office located at 929 Kings Hwy E 3rd floor, Fairfield, CT 06825, Attn: Debbie Franco; provided, however, the parties acknowledge and agree that the Title Company in clause (i) hereof shall be the Escrow Agent and shall handle the Closing hereunder.
“Unreleased Claims” has the meaning set forth in Section 4.3.
“Updated Disclosure” has the meaning set forth in Section 7.2.4(f).
“UST Disclosure Forms” has the meaning set forth in Article XIII Paragraph 2.
“Utility Deposits” means, with respect to each Property, all deposits made by such Property’s Seller in connection with providing water, sewer, gas, electricity, telephone and other public utilities to such Property.
“Virginia Deeds” has the meaning set forth in Section 5.2.2 hereof.
“Virginia Properties” shall mean the Properties located within the Commonwealth of Virginia.
“Voluntary Encumbrance” means an Encumbrance that is not an Involuntary Encumbrance.
“Voluntary Lien” means a Lien that is not an Involuntary Lien or a Tenant Lien.
“WashREIT” means Washington Real Estate Investment Trust, a Maryland real estate investment trust.
“Work Agreements” means any agreements between a Seller and a contractor or other third party relating to the conduct of Landlord Work, which agreements are expressly designated as a “Work Agreement” on Disclosure Schedule 3.
II. SALE AND PURCHASE OF PROPERTY
II.1.Purchase of Property. On the Closing Date, and subject to the terms and conditions of this Agreement, each Seller shall sell, assign, convey, transfer and deliver to Purchaser, and Purchaser shall purchase and acquire from each Seller, all of such Seller’s right, title and interest in and to the Property, or Properties, owned by such Seller, free and clear of Liens and Encumbrances that are not Permitted Exceptions, at the purchase price provided in Section 2.2 hereof. Purchaser hereby acknowledges and agrees that this Agreement is for the purchase and sale of all of the Properties and that under no circumstances shall Purchaser be obligated to purchase fewer than all of the Properties, except as otherwise expressly provided in Section 4.1.2, Section 8.2.6 or Section 12.13.
II.2.Purchase Price and Terms of Payment. The aggregate purchase price for all of the Properties (the “Purchase Price”) shall be $766,000,000, allocated among the Properties as indicated on Exhibit A-4, and shall consist of and be payable as follows:
II.2.1.Earnest Money Deposit. Simultaneously with the execution and delivery of this Agreement by the parties (or, if this Agreement is executed after 5:00 p.m., Washington, D.C. time, on the Effective Date, then within one (1) Business Day after the Effective Date), Purchaser shall deliver to Escrow Agent, in Good Funds, $45,960,000, which amount, together with all interest accrued thereon, is referred to herein as the “Earnest Money Deposit.” The Earnest Money Deposit shall be non-refundable to Purchaser except as expressly provided herein. If the Closing occurs, the Earnest Money Deposit shall be applied to the Purchase Price on the Closing Date.
II.2.2.Balance of Purchase Price. Not later than 2:00 p.m., Washington, D.C. time, on the Closing Date, Purchaser shall deposit with Escrow Agent, in Good Funds, the balance of the Purchase Price, reduced or increased by such amounts as are required to take into account any prorations, credits, costs or other adjustments to be made at Closing under this Agreement. The amount to be paid under this Section 2.2.2 is referred to in this Agreement as the “Closing Payment.”
II.3.Assignment and Assumption of the Contracts. As additional consideration, Purchaser shall, on and as of the Closing Date, at its sole cost and expense, assume and agree to pay all sums and perform, fulfill and comply with all other covenants and obligations which are to be paid, performed and complied with by the Sellers under the Assumed Contracts, to the extent such obligations first arise or accrue on or after the Closing Date, and the applicable Seller shall, on and as of the Closing Date, at their sole cost and expense, assign to Purchaser all of Sellers’ right, title and interest in and to the Assumed Contracts. The Sellers shall remain liable to pay all sums and perform, fulfill and comply with all other covenants and obligations which are to be paid, performed and complied with by the Sellers under the Assumed Contracts, to the extent such obligations pertain to the period before the Closing Date.
II.4.Assignment and Assumption of the Leases and Licenses. As additional consideration, Purchaser shall on and as of the Closing Date, at its sole cost and expense, assume and agree to perform, fulfill and comply with all covenants and obligations which are to be performed and complied with by the Sellers under the Leases and Licenses, to the extent such obligations first arise or accrue on or after the Closing Date, and the Sellers shall on and as of the Closing Date, at their sole cost and expense, assign to Purchaser all of Sellers’ right, title and interest in and to the Leases and Licenses. The Sellers shall remain liable to perform, fulfill and comply with all covenants and obligations that are to be performed by the Sellers under the Leases and Licenses, to the extent such obligations pertain to the period before the Closing Date.

II.5.Assignment and Assumption of the Ground Lessee Interest under the Ground Lease. As additional consideration, Purchaser shall on and as of the Closing Date, at its sole cost and expense, assume and agree to perform, fulfill and comply with all covenants and obligations that are to be performed by the Seller under the Ground Lease, to the extent such obligations first arise or accrue on or after the Closing Date, and the Seller of the 2000 M Street Property shall, on and as of the Closing Date, at its sole cost and expense, assign to Purchaser all of such Seller’s right, title and interest in and to the Ground Lease. Such Seller shall remain liable to perform, fulfill and comply with all covenants and obligations that are to be performed by such Seller under the Ground Lease, to the extent such obligations pertain to the period before the Closing Date. Notwithstanding the foregoing, each of the Seller of 2000 M Street and Purchaser shall cooperate reasonably with the other to effectuate the conveyance of the 2000 M Street Property by means of a transfer by WashREIT OP Sub DC LLC of its interests in WashREIT 2000 M St Grantor Trust Ownership LLC, subject to the terms of an amendment to this Agreement to be agreed by the parties.
II.6.Assumed Liabilities. Except as expressly set forth herein, Purchaser shall not assume, in connection with the transactions contemplated hereby, any other liability or obligation of any Seller whatsoever for or in respect of periods prior to the Closing Date, and each Seller shall retain responsibility for all liabilities and obligations accrued or incurred prior to Closing (including any liabilities and obligations arising on or after Closing but accrued prior to Closing or arising out of acts or omissions of Seller prior to Closing) with respect to the ownership or operation of such Seller’s Property or Properties.
II.7.Allocations of Purchase Price. The parties have agreed to allocate to each Property a percentage of the Purchase Price (referred to herein as such Property’s “Allocated Share”) indicated for such Property in Column 2 of Exhibit A-4. The portion of the Purchase Price corresponding to each Property’s Allocated Share is set forth in Column 3 of Exhibit A-4 and is referred to herein as such Property’s “Allocated Amount.” The parties have also agreed to allocate each Property’s Allocated Amount among the Real Property and the other items of property comprising such Property, which allocations are set forth on Exhibit A-5 hereto. The Sellers and Purchaser shall use the foregoing allocations in preparing and filing federal, state and local tax returns, and in determining the amount of any transfer or recordation taxes payable in connection with the recordation of the Deeds and the Assignment of Leasehold Interest, unless otherwise required by applicable law.
II.8.Entity Transaction. Each of Purchaser and Sellers agrees to cooperate in the evaluation of a proposed transfer of property owner entity interests (i.e., entity interests in Sellers), rather than conveyances by Deed as contemplated in this Agreement, with respect to all Properties, subject to each of Purchaser’s and Sellers’ approval in their sole discretion.
III. ESCROW
III.1.Escrow. Simultaneously with the execution and delivery of this Agreement, the parties have established an escrow (“Escrow”) with Escrow Agent by having the Escrow Agreement in the form attached hereto as Exhibit B duly executed by the Sellers, Purchaser and

Escrow Agent (the “Escrow Agreement”). The Earnest Money Deposit, once deposited pursuant to Section 2.2.1 hereof, shall be held by Escrow Agent in accordance with the terms of the Escrow Agreement. In the event of any conflict between this Agreement and the Escrow Agreement, the terms of this Agreement shall control. The Escrow shall include both the Escrow Agent’s handling of the Earnest Money Deposit and Escrow Agent’s handling of any other documents and deliveries deposited with Escrow Agent at any time up to, and including, the Closing Date. At Closing Purchaser, Escrow Agent and the Sellers shall prepare and execute separate escrow instructions, consistent with this Agreement, confirming the parties’ understanding with respect to the Escrow Agent’s handling of the Escrow for matters other than the Earnest Money Deposit (the “Closing Instructions”).
III.2.Deposit of Funds. Except as otherwise provided in this Agreement, all funds deposited into the Escrow by Purchaser shall be immediately deposited by Escrow Agent into a demand deposit account, subject to the control of Escrow Agent in a federally insured U.S. bank; provided, however, that such funds must be readily available as necessary to comply with the terms of this Agreement and the Escrow Agreement, and for the Escrow to close within the time specified in Section 5.1 of this Agreement. Except as may be otherwise specifically provided herein, interest on amounts placed by Escrow Agent in any such investments or interest bearing accounts shall accrue to the benefit of Purchaser, and Purchaser shall promptly provide to Escrow Agent Purchaser’s Tax Identification Number.
IV. TITLE AND PROPERTY CONDITION
IV.1.Title to the Real Property.
IV.1.1.Acceptance of Title as of the Effective Date. The parties acknowledge and agree that the Title Company has made available to Purchaser commitments for title insurance (collectively, the “Title Commitments”) addressing the status of title to each Property as of a date prior to the Effective Date, including (to the extent available) copies of Liens and Encumbrances that are indicated as Property-specific exceptions to title in such title commitments. Each of the Title Commitments is set forth on Disclosure Schedule 6. The parties acknowledge and agree that the Purchaser has received for each Property a survey that complies with the Survey Standards. Each of the Surveys, including all revisions issued by the Surveyor prior to the Effective Date, is identified on Disclosure Schedule 7 (such surveys are referred to herein as the “Surveys”). Purchaser hereby acknowledges and agrees that Purchaser has no right to object to any Liens or Encumbrances disclosed in the Title Commitments or the Surveys set forth on Disclosure Schedule 6 and Disclosure Schedule 7, respectively, except for Involuntary Liens or Involuntary Encumbrances, if any, listed on Disclosure Schedule 8, and that the Sellers shall not be obligated to Cure any of such Liens or Encumbrances except as provided in the first sentence of Section 4.1.2 below.
IV.1.2.Liens and Encumbrances; Existing and Arising After the Effective Date. Each Seller, with respect to its Property or Properties, agrees to Cure, prior to or at Closing: (i) all Voluntary Liens and Voluntary Encumbrances, if any, listed on Disclosure Schedule 8 and all Voluntary Liens and Voluntary Encumbrances first arising after the Effective Date of the Title

Commitment for the Property affected by such Voluntary Lien or Voluntary Encumbrance; and (ii) the Involuntary Liens and Involuntary Encumbrances, if any, listed on Disclosure Schedule 8 (items (i) and (ii) collectively, the “Required Cure Items”). If a Seller or Purchaser becomes aware that an Involuntary Lien or Involuntary Encumbrance has arisen after the Effective Date of the Title Commitment for the Property affected by such Involuntary Lien or Involuntary Encumbrance, such Seller or Purchaser, as applicable, shall promptly give written notice to the other of such Involuntary Lien or Involuntary Encumbrance. If the cost to Cure such Involuntary Lien or Involuntary Encumbrance, together with the cost to Cure all other Involuntary Liens and Involuntary Encumbrances of which the Purchaser or any Seller has received written notice pursuant to the preceding sentence after the date hereof and prior to Closing (each, a “New Title Matter”), does not exceed $7,500,000, such Seller shall be obligated to Cure such New Title Matter prior to or at Closing, at such Seller’s sole cost and expense. If the cost to Cure such New Title Matter, together with the cost to Cure all other New Title Matters of which the Purchaser or any Seller has received notice pursuant to this Section 4.1.2, exceeds $7,500,000, then such Seller shall have the option but not the obligation to Cure such New Title Matter prior to Closing at such Seller’s sole cost and expense, and such Seller shall notify Purchaser of its election within five (5) Business Days after such Seller either sends or receives notice of such New Title Matter pursuant to the second sentence of this Section 4.1.2. If such Seller does not make such election in writing within such five (5) Business Day period, such Seller shall be deemed to have elected not to Cure such New Title Matter. If such Seller is not obligated to Cure one or more New Title Matters and if such Seller elects (or is deemed to have elected) not to Cure such New Title Matters, then Purchaser may elect to either: (i) proceed with the Closing (absent some other grounds for termination of this Agreement prior to Closing) and receive a credit against the Purchase Price in the amount necessary to Cure such uncured New Title Matter(s) but not to exceed (y) $7,500,000 less (z) the out-of-pocket amount actually spent by such Seller to Cure such New Title Matter(s); or (ii) terminate this Agreement, by written notice to Sellers, in which case the Earnest Money Deposit shall be returned to Purchaser, this Agreement shall terminate and neither party shall have any obligation to the other party hereunder except for obligations that expressly survive termination of this Agreement. Seller is required to Cure all Required Cure Items at or prior to Closing. If such Seller does not Cure any Required Cure Items at or prior to Closing, Purchaser may elect to either: (i) proceed with the Closing (absent some other grounds for termination of this Agreement prior to Closing) and receive a credit against the Purchase Price in the amount necessary to Cure such uncured Required Cure Items; or (ii) terminate this Agreement, by written notice to Sellers, in which case such Seller’s failure to Cure such Required Cure Item shall constitute a Seller Default hereunder and Purchaser shall be entitled to pursue and obtain its remedies pursuant to Section 9.2. Any Lien or Encumbrance that a Seller is not obligated to Cure prior to Closing pursuant to this Section 4.1.2 is a Permitted Exception (provided that, in connection therewith, Seller has provided Purchaser a credit against the Purchase Price if and to the extent required above in this Section 4.1.2).
IV.2.Inspection.
IV.2.1.Prior to the date hereof, each of the Sellers made available to Purchaser the information, documents, agreements and reports in each Seller’s possession or control relating to the Properties (collectively, the “Due Diligence Materials”) without representation or warranty of any kind or nature, whether express or implied, except as expressly set forth in this Agreement. The parties acknowledge that Purchaser has had the opportunity to review and inspect the Due Diligence Materials and all of the Properties prior to the date hereof, all in accordance with the Access Agreement, which terms and provisions are incorporated into this Section 4.2.1 by reference. By executing this Agreement, Purchaser acknowledges that it has completed its inspections and studies of all of the Properties and it has no remaining contingencies to Closing nor rights to object to any due diligence matters except as expressly provided below in this Section 4.2.1, and is agreeing to proceed in accordance with the terms hereof (including without limitation, the terms of Section 4.3 below). Notwithstanding such prior inspections, the Sellers shall cooperate and provide Purchaser and its agents, employees, representatives, consultants and lenders with reasonable and continuing access to the Real Property included in each Property upon commercially reasonable Notice to the Sellers for the purpose of Purchaser’s inspection (provided, however, that Purchaser shall not perform any invasive testing of any Real Property without the Sellers’ prior written consent in each instance, which may be granted or withheld in the Sellers’ sole and absolute discretion, and the other conditions respecting Purchaser’s inspections set forth in the Access Agreement shall remain in effect). Neither Purchaser nor any of its employees, agents or representatives shall contact or otherwise discuss this transaction and / or the operation of the Properties with any on-site employees of the Properties; provided, however, that Purchaser may meet with any Property’s asset manager and property manager upon commercially reasonable Notice to the Property’s Seller but, if required by such Seller, only in the presence of such Seller’s representative. Each Seller shall have the right to have a representative of such Seller present during all inspections or examinations of such Seller’s Real Property by Purchaser.
IV.2.2.Prior to any entry by Purchaser or any of Purchaser’s designees onto any Property for the purpose of performing any physical inspection, Purchaser shall comply in all respects with the insurance provisions set forth in the Access Agreement, including, but not limited to, the requirements for “Inspector” and the “Inspector Parties” set forth in Paragraph 6 of the Access Agreement. In the event that such insurance is required as a result of Purchaser or any of Purchaser’s designees entering any Property for the purpose of physical inspection, such insurance shall be written on an “occurrence” basis, and shall be maintained in force until the earlier of (x) the termination of this Agreement and the conclusion of all of Purchaser’s activities, or (y) the Closing Date.
IV.2.3.Purchaser, at all times, will conduct all inspections and reviews in compliance with all Legal Requirements, and in a manner intended not to cause damage, loss, cost or expense to any Seller, any Property or Tenants of any Property, and without unreasonably interfering with or disturbing any Tenants or employees at the Properties, provided that Purchaser shall not be liable or responsible for the mere discovery or immaterial displacement of a pre-existing condition at any Property. Prior to Closing, the results of or any other information acquired pursuant to Purchaser’s inspections shall be subject to the terms and conditions of Section 12.17 below. Purchaser will promptly restore any damage to any Property caused by Purchaser’s inspection to its condition immediately preceding such inspections and examinations and will keep the Properties free and clear of any mechanic’s liens or materialmen’s liens in connection with such inspections and examinations. All access, testing and investigations shall be conducted in accordance with rules and protocols established by Sellers, in order to comply with local, Federal and other guidelines concerning Covid-19 and other health and safety measures. Among other things, Sellers shall have the right to require that any person entering any Property wear personal protective equipment and agree to temperature testing and respond to a questionnaire concerning communicable contact with persons who may be infected with the Covid-19 virus or any other disease.
IV.2.4.Purchaser shall assume all of the Assumed Contracts on the Closing Date. The Contracts that Purchaser has elected to have Seller terminate are designated as such on Disclosure Schedule 3. Seller shall terminate at or prior to Closing all Contracts listed on Disclosure Schedule 3 that are designated for termination and that do not constitute “Assumed Contracts.”
IV.2.5.The cost of the inspections and tests undertaken pursuant to this Section 4.2 shall be borne solely by Purchaser.
IV.2.6.Purchaser acknowledges and agrees that, until the Closing Date, Purchaser’s possession of all information and materials disclosed and/or delivered to it by the Sellers, or Sellers’ agents, employees and representatives (including without limitation, the Due Diligence Materials), is governed by the terms of the Confidentiality Agreement and the terms and conditions of Section 12.17 below.
IV.2.7.Except as expressly provided herein and/or in the Closing Documents, none of the Sellers makes any representations or warranties as to the truth, accuracy or completeness of any materials, data or other information, if any, supplied to Purchaser in connection with Purchaser’s inspection of any of the Properties (e.g., that such materials are complete, accurate or the final version thereof, or that all such materials are in any Seller’s possession). Except for Purchaser’s reliance on any representation and warranties expressly provided herein and/or in the Closing Documents, it is the parties’ express understanding and agreement that any such materials are to be provided only for Purchaser’s convenience in making its own examination and determination as to whether it wishes to purchase the Properties, and, in doing so, Purchaser shall rely exclusively on its own independent investigation and evaluation of every aspect of each Property and not on any materials supplied by the Sellers. Except for Purchaser’s reliance on any representation and warranties expressly provided herein and/or in the Closing Documents with respect to any such materials, Purchaser expressly disclaims any intent to rely on any such materials provided to it by the Sellers in connection with its inspection and agrees that it shall rely solely on its own independently developed or verified information.
IV.2.8.The obligations of Purchaser under this Section 4.2 shall survive Closing or the termination of this Agreement for a period of one (1) year.
IV.3.Condition of the Property. THE FOLLOWING PROVISIONS IN THIS SECTION 4.3 ARE SUBJECT TO THE EXPRESS REPRESENTATIONS, WARRANTIES, COVENANTS, AGREEMENTS, AND OTHER PROVISIONS OF THIS AGREEMENT (INCLUDING WITHOUT LIMITATION THE REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 7.2) AND THE CLOSING DOCUMENTS:

(a)    BY ENTERING INTO THIS AGREEMENT, PURCHASER REPRESENTS AND WARRANTS THAT IT HAS PERFORMED (AND PURCHASER REPRESENTS AND WARRANTS TO THE SELLERS THAT PURCHASER IS CAPABLE OF PERFORMING) AN INDEPENDENT INVESTIGATION, ANALYSIS AND EVALUATION OF EACH OF THE PROPERTIES. PRIOR TO THE EFFECTIVE DATE, PURCHASER HAS DETERMINED, SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, THAT EACH OF THE PROPERTIES IS ACCEPTABLE TO PURCHASER. PRIOR TO THE EFFECTIVE DATE, PURCHASER HAS CONDUCTED ITS OWN THOROUGH AND INDEPENDENT INSPECTION, INVESTIGATION, ANALYSIS AND EVALUATION OF ALL INSTRUMENTS, RECORDS AND DOCUMENTS WHICH PURCHASER DETERMINED TO BE APPROPRIATE OR ADVISABLE TO REVIEW IN CONNECTION WITH PURCHASER’S ACQUISITION OF EACH OF THE PROPERTIES AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
(b)    PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT PURCHASER HAS SUBSTANTIAL EXPERIENCE WITH REAL PROPERTY AND ITS OPERATIONS, AND THAT PURCHASER WILL ACQUIRE EACH OF THE PROPERTIES IN “AS IS, WHERE IS, WITH ALL FAULTS” CONDITION, AND SOLELY IN RELIANCE ON PURCHASER’S OWN INSPECTION AND EXAMINATION AND THE SELLERS’ REPRESENTATIONS AND WARRANTIES EXPRESSLY CONTAINED HEREIN.
(c)    EXCEPT AS TO THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE CLOSING DOCUMENTS, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT NONE OF THE SELLERS MAKES ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND, NATURE OR SORT, EXPRESS OR IMPLIED, WITH RESPECT TO THE PHYSICAL CONDITION, PAST, PRESENT OR FUTURE OPERATION AND/OR PERFORMANCE, OR VALUE, OF ANY PROPERTY AND THAT THE SELLERS CONVEY ALL OF THE PROPERTIES TO PURCHASER “AS IS AND WHERE IS, WITH ALL FAULTS,” AND PURCHASER ACKNOWLEDGES THAT NONE OF THE SELLERS MAKES ANY REPRESENTATIONS, GUARANTIES OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, AS TO THE QUALITY, CHARACTER, EXTENT, PERFORMANCE, CONDITION OR SUITABILITY OF ANY OF THE PROPERTIES FOR ANY PURPOSE.
(d)    PURCHASER’S INSPECTION, INVESTIGATION AND SURVEY OF THE PROPERTIES SHALL BE IN LIEU OF ANY NOTICE OR DISCLOSURE REQUIRED BY ANY APPLICABLE HEALTH AND SAFETY CODE, OR BY ANY OTHER PROVISION OF APPLICABLE LAW, RULE OR REGULATION, INCLUDING, WITHOUT LIMITATION, LAWS REQUIRING DISCLOSURE BY THE SELLERS OF FLOOD, FIRE, MOLD, SEISMIC HAZARDS, LEAD PAINT, LANDSLIDE AND LIQUEFACTION, OTHER GEOLOGICAL HAZARDS,

RAILROAD AND OTHER UTILITY ACCESS, SOIL CONDITIONS AND OTHER CONDITIONS WHICH MAY AFFECT THE USE OF ANY OF THE REAL PROPERTY, AND PURCHASER HEREBY WAIVES ANY REQUIREMENT FOR A NOTICE PURSUANT TO THOSE PROVISIONS AND HEREBY ACKNOWLEDGES AND AGREES THAT IT WILL CONDUCT ITS OWN INSPECTIONS AND REVIEWS WITH RESPECT TO ALL MATTERS COVERED THEREBY, AND HEREBY RELEASES THE SELLERS FROM LIABILITY IN CONNECTION WITH ANY SUCH MATTERS THAT ARE NOT THE SUBJECT OF ANY OF THE SELLERS’ REPRESENTATIONS AND WARRANTIES.
(e)    PURCHASER ALSO ACKNOWLEDGES AND AGREES THAT, ALTHOUGH THE SELLERS HAVE PROVIDED THE DUE DILIGENCE MATERIALS TO PURCHASER, NONE OF THE SELLERS HAS VERIFIED THE ACCURACY THEREOF AND NONE OF THE SELLERS MAKES ANY REPRESENTATIONS OR WARRANTIES REGARDING THE MATTERS SET FORTH THEREIN EXCEPT AS MAY BE EXPRESSLY SET FORTH HEREIN OR IN THE CLOSING DOCUMENTS, IT BEING THE RESPONSIBILITY OF PURCHASER TO VERIFY THE ACCURACY OF SUCH MATERIALS. WITHOUT LIMITING THE FOREGOING, NONE OF THE SELLERS MAKES ANY REPRESENTATION OR WARRANTY REGARDING THE COMPLETENESS OR ACCURACY, AS OF ANY DATE, OF THE TITLE COMMITMENTS, THE SURVEYS OR THE ENVIRONMENTAL REPORTS, PURCHASER HEREBY ACKNOWLEDGING AND ASSUMING THE RISK OF ANY ERRORS OR OMISSIONS IN THE TITLE COMMITMENTS, THE SURVEYS OR THE ENVIRONMENTAL REPORTS, IRRESPECTIVE OF WHETHER ANY SUCH ITEMS WERE ORDERED BY THE SELLERS AND DELIVERED TO THE PURCHASER; PROVIDED, HOWEVER, THAT THE SELLERS SHALL INFORM PURCHASER PROMPTLY AFTER OBTAINING KNOWLEDGE OF ANY SUCH MATERIAL ERRORS OR OMISSIONS. PURCHASER ACKNOWLEDGES THAT NONE OF THE PARTIES WHO PREPARED THE SURVEYS, THE TITLE COMMITMENTS OR THE ENVIRONMENTAL REPORTS IS AFFILIATED WITH ANY OF THE SELLERS.
(f)    FURTHERMORE, EXCEPT AS TO THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE CLOSING DOCUMENTS, PURCHASER ACKNOWLEDGES THAT NONE OF THE SELLERS MAKES OR HAS MADE ANY REPRESENTATIONS OR WARRANTIES IN CONNECTION WITH THE PRESENCE OR INTEGRATION OF HAZARDOUS MATERIALS UPON OR WITHIN ANY OF THE REAL PROPERTY. IN THAT REGARD, PURCHASER HAS, PRIOR TO THE EFFECTIVE DATE, CONDUCTED ITS OWN INVESTIGATIONS TO DETERMINE IF ANY OF THE REAL PROPERTY CONTAINS ANY HAZARDOUS MATERIALS OR TOXIC WASTE, MATERIALS, DISCHARGE, DUMPING OR CONTAMINATION, WHETHER SOIL, GROUNDWATER OR OTHERWISE, WHICH VIOLATES ANY FEDERAL, STATE, LOCAL OR OTHER GOVERNMENTAL LAW, REGULATION OR ORDER OR REQUIRES REPORTING TO ANY GOVERNMENTAL AUTHORITY.

EXCEPT AS TO THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE CLOSING DOCUMENTS, PURCHASER, FOR ITSELF AND ITS OWNERS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES AND FOREVER DISCHARGES EACH OF THE SELLERS, AND THE SELLERS’ PAST, PRESENT AND FUTURE MEMBERS, PARTNERS, AFFILIATES, EMPLOYEES, AGENTS, ATTORNEYS, ASSIGNS, AND SUCCESSORS-IN-INTEREST (THE “SELLER RELATED PARTIES”), FROM ALL PAST, PRESENT AND FUTURE CLAIMS, DEMANDS, OBLIGATIONS, LOSSES AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER, WHETHER NOW KNOWN OR UNKNOWN, DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUSPECTED OR UNSUSPECTED, WHICH ARE BASED UPON OR ARISE OUT OF OR IN CONNECTION WITH THE CONDITION OF ANY OF THE PROPERTIES AND, WITH RESPECT TO THE PRESENCE OF ANY HAZARDOUS MATERIALS, ANY ENVIRONMENTAL DAMAGES OR ENVIRONMENTAL REQUIREMENTS, INCLUDING, WITHOUT LIMITATIONS, THE PHYSICAL, STRUCTURAL, GEOLOGICAL, MECHANICAL AND ENVIRONMENTAL (SURFACE AND SUBSURFACE) CONDITION OF ANY OF THE REAL PROPERTY (INCLUDING THE IMPROVEMENTS THEREON) OR ANY LAW OR REGULATION RELATING TO HAZARDOUS MATERIALS. WITHOUT LIMITING THE FOREGOING, THIS RELEASE SPECIFICALLY APPLIES TO ALL LOSSES AND CLAIMS ARISING UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, AS AMENDED, THE SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986, (42 U.S.C. SECTIONS 9601 ET SEQ.), THE RESOURCE CONSERVATION AND RECOVERY ACT OF 1976, (42 U.S.C. SECTIONS 6901 ET SEQ.), THE CLEAN WATER ACT, (33 U.S.C. SECTIONS 466 ET SEQ.), THE SAFE DRINKING WATER ACT, (14 U.S.C. SECTION 1401-1450), THE HAZARDOUS MATERIALS TRANSPORTATION ACT, (49 U.S.C. SECTIONS 1801 ET SEQ.), THE TOXIC SUBSTANCE CONTROL ACT, (15 U.S.C. SECTIONS 2601-2629), AND ANY OTHER FEDERAL, STATE OR LOCAL LAW OF SIMILAR EFFECT, AS WELL AS ANY AND ALL COMMON LAW CLAIMS.
(g)    NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION 4.3, PURCHASER DOES NOT ASSUME ANY RESPONSIBILITY OR LIABILITY ARISING OUT OF OR IN CONNECTION WITH AND DOES NOT RELEASE SELLERS OR ANY SELLER RELATED PARTIES FROM (“COLLECTIVELY, “UNRELEASED CLAIMS”):
(1)    ANY CLAIMS MADE OR CAUSES OF ACTION BROUGHT BY ANY THIRD PARTY UNRELATED TO PURCHASER ALLEGING A DEFAULT OR BREACH BY ANY SELLER OR ANY SELLER RELATED PARTIES WHICH IS ALLEGED TO HAVE OCCURRED PRIOR TO THE CLOSING DATE UNDER ANY CONTRACT OR AGREEMENT OR ANY LEASE ENTERED INTO BETWEEN ANY SELLER OR ANY SELLER RELATED PARTIES AND ANY SUCH CLAIMANT, PROVIDED,

HOWEVER, THAT PURCHASER SHALL BE DEEMED TO ASSUME IN ACCORDANCE WITH THE TERMS OF THIS SECTION 4.3 ANY SUCH CLAIMS OR CAUSES OF ACTION TO THE EXTENT THAT THE SAME RELATE TO ANY ALLEGED DEFAULTS OR THE BREACH OF ANY OF THE ASSUMED CONTRACTS OR LEASES THAT FIRST ARISE OR ACCRUE ON OR AFTER THE CLOSING; OR
(2)    ANY TORT CLAIMS MADE OR BROUGHT BY A THIRD PARTY UNRELATED TO PURCHASER TO THE EXTENT ARISING ON ACCOUNT OF EVENTS THAT OCCURRED AT THE PROPERTY DURING THE TIME THAT THE APPLICABLE SELLER OWNED FEE TITLE TO THE APPLICABLE PROPERTY; OR
(3)    ANY CLAIMS MADE OR CAUSES OF ACTION BROUGHT BY ANY GOVERNMENTAL AUTHORITY OR ANY OTHER PERSON OR ENTITY UNRELATED TO PURCHASER TO THE EXTENT RELATING TO HAZARDOUS MATERIALS DEPOSITED OR PLACED IN, AT, OR UNDER ANY PROPERTY BY ANY SELLER OR DURING THE TIME THAT THE APPLICABLE SELLER OWNED FEE TITLE TO THE APPLICABLE PROPERTY; OR
(4)    ANY CLAIM PERMITTED TO BE MADE BY PURCHASER FOR A BREACH OF ANY SELLER’S REPRESENTATIONS AND WARRANTIES UNDER THIS AGREEMENT OR ANY OF THE CLOSING DOCUMENTS, SUBJECT TO THE TERMS OF SECTIONS 7.3, ARTICLE IX AND SECTION 12.16;
(6)    ANY CLAIMS OR CAUSES OF ACTION BROUGHT IN CONNECTION WITH THE MATTERS SET FORTH ON DISCLOSURE SCHEDULE 4.
FURTHERMORE, SUBJECT TO THE TERMS OF APPLICABLE LAWS, ORDINANCES, RULES AND REGULATIONS, NOTHING IN THIS AGREEMENT SHALL PROHIBIT PURCHASER FROM IMPLEADING SELLER INTO ANY ACTION RELATED TO ANY UNRELEASED CLAIM.

(h)    “Environmental Damages” means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement of judgment, of whatever kind or nature, contingent or otherwise matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorneys’ fees and disbursements and consultants’ fees, any of which are incurred at any time as a result of the existence of Hazardous Materials upon, about or beneath any Real Property or migrating to or from any Real Property, or the existence of a violation of Environmental Requirements pertaining to any Real Property, regardless of whether the existence of such Hazardous

Materials or the violation of Environmental Requirements arose prior to the present ownership or operation of such Real Property.
(i)    “Environmental Requirements” means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items, of all governmental agencies, departments, commissions, boards, bureaus, or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to Hazardous Materials which are applicable to the Properties.
(j)    “Hazardous Materials” means any substance (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance or policy; or (ii) which is defined as a “hazardous waste” or “hazardous substance” under any federal, state or local statute, regulation or ordinance, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) and amendments thereto and regulations promulgated thereunder; or (iii) which is toxic, explosive, corrosive, infectious or otherwise hazardous or is regulated by any federal, state or local governmental authority; or (iv) without limitation which contains polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde.
The provisions of this Section 4.3 shall survive Closing indefinitely.
V. CLOSING
V.1.Closing Date. The “Closing Date” for purposes of this Agreement shall be July 19, 2021, or such earlier date as may be agreed upon, in writing, by the Sellers and Purchaser; subject, however, to the Sellers’ and Purchaser’s rights to extend the Closing Date as set forth in Section 12.13 herein. (i) Sellers shall have the right to delay the Closing Date to a date not more than thirty (30) days after the date set forth in the preceding sentence (such right to be exercised by written notice from Sellers to Purchaser not less than five (5) Business Days prior to the Closing Date set forth in the preceding sentence), to enable Sellers to satisfy any of their respective conditions to Purchaser’s obligation to close under this Agreement and (ii) solely in the event Sellers do not delay the Closing Date pursuant to the preceding clause (i), Purchaser shall have the right to delay the Closing Date to a date not more than five (5) Business Days after the date set forth in the preceding sentence (such right to be exercised by written notice from Sellers to Purchaser not less than five (5) Business Days prior to the Closing Date set forth in the preceding sentence), to enable Purchaser to satisfy any of its obligations under this Agreement.
V.2.Action Prior to the Closing Date by Sellers. The Sellers agree that, provided Purchaser has complied with its obligations under Section 5.3 hereof, on or before 2:00 p.m. on the Closing Date, the Sellers will deposit with Escrow Agent the following items and instruments (executed and acknowledged, if appropriate):

V.2.1.For each DC Property (except for the 2000 M Street Property), a special warranty deed in the form attached hereto as Exhibit C-1, prepared and executed by the Seller that owns such Property (collectively, the “DC Deeds”);
V.2.2.For each Virginia Property, a special warranty deed in the form attached hereto as Exhibit C-2, prepared and executed by the Seller that owns such Property (collectively, the “Virginia Deeds,” and, together with the DC Deeds, the “Deeds”);
V.2.3.For the 2000 M Street Property only, an Assignment and Assumption of Leasehold Interest in the form attached hereto as Exhibit C-3, prepared and executed by the Seller that owns such Property (the “Assignment of Leasehold Interest”);
V.2.4.For each Property, two (2) duplicate originals of a Bill of Sale, in the form and content attached hereto as Exhibit D, prepared and executed by the Seller that owns such Property (“Bill of Sale”);
V.2.5.For each Property, two (2) duplicate originals of an Assignment of Intangible Property, in the form and content attached hereto as Exhibit E, prepared and executed by the Seller that owns such Property (“Assignment of Intangibles”);
V.2.6.For each Property, two (2) duplicate originals of an Assignment and Assumption of Contracts and Licenses, in the form and content attached hereto as Exhibit F, prepared and executed by the Seller that owns such Property (“Assignment of Contracts and Licenses”);
V.2.7.For each Property, two (2) duplicate originals of an Assignment and Assumption of Leases, in the form and content attached hereto as Exhibit G, prepared and executed by the Seller that owns such Property (“Assignment of Leases”);
V.2.8.For each Seller, a non-foreign affidavit signed by such Seller, in the form attached hereto as Exhibit H (“Non-Foreign Affidavits”) any state tax withholding affidavits as applicable, and an IRS Form 1099;
V.2.9.All transfer tax and other tax returns, if any, which any Seller is required by law to execute and acknowledge and to deliver, either individually or together with Purchaser, to any governmental authority as a result of the sale (including, but not limited to, with respect to each of the DC Properties, a Real Property Recordation and Transfer Tax Form FP-7-C and, with respect to the Virginia Properties, a Virginia R-5 Nonresident Real Property Owner Registration Form);
V.2.10.For each Property, (i) an owner’s affidavit, in the form and content attached hereto as Exhibit J-1, prepared and executed by the Seller that owns such Property (“Owner’s Affidavit”) and (ii) such other instruments and materials as the Title Company may require from Seller (as set forth in the Title Commitments or in writing from the Title Company to Seller (or to Purchaser, and thereafter delivered to Seller) prior to the Effective Date) in order to issue to Purchaser Owner’s Policies of Title Insurance in accordance with Section 8.2.8 below

(excepting only those instruments and materials that Purchaser is required to deliver to the Title Company as set forth in such Section 8.2.8);
V.2.11.All of the plans (including “as built” plans), drawings, blueprints and specifications relating to the Properties and Sellers’ tenant files where available, which are in any Sellers’ possession or control, other than any plans, drawings, blueprints or specifications that constitute Excluded Documents;
V.2.12.All written warranties in possession or control of each Seller, if any, of manufacturers, suppliers and contractors in effect on the Closing Date;
V.2.13.All keys to each Property in the possession or control of such Property’s Seller (which will be available at such Property);
V.2.14.(a) A closing statement prepared by Seller or the Escrow Agent, a draft of which the Sellers shall deliver no less than three (3) Business Days prior to Closing, reasonably approved by the Sellers and the Purchaser and executed by each Seller setting forth, among other things, all prorations, credits, costs or other adjustments to be made at Closing under this Agreement with respect to such Seller’s Property (or each of such Seller’s Properties) individually (an “Individual Closing Statement”), and (b) a closing statement (the “Consolidated Closing Statement”) prepared by the Escrow Agent and reasonably approved by the Sellers and Purchaser setting forth, among other things, the consolidated prorations, credits, costs or other adjustments reflected in each of the Individual Closing Statements and, in addition, all other payments to and from Escrow in connection with the purchase and sale of the Properties; provided, however, that it is acknowledged and agreed that any Individual Closing Statement prepared by Seller shall only be required to include the prorations and other matters described in Section 5.5 below;
V.2.15.Any other documents reasonably required by the Title Company (including without limitation, evidence reasonably satisfactory to the Title Company that all necessary authorizations of the transaction contemplated hereby have been obtained by the Sellers), each in form and substance reasonably acceptable to the Sellers;
V.2.16.For each Property, a notice to the Tenants and licensees of such Property, in the form and content attached hereto as Exhibit I, prepared and executed by the Seller that owns such Property (collectively, the “Notices to Tenants”);
V.2.17.To the extent not previously delivered to Purchaser, originals (or copies, if originals are not available) of the Due Diligence Materials relating to such Seller’s Property or Properties (including, to the extent available, originals of all Leases, Assumed Contracts, and Permits and copies of all Tenant correspondence and billing files and records relating to such Seller’s Property or Properties);
V.2.18. A closing certification in the form attached hereto as Exhibit O-1 executed by the Sellers;

V.2.19.No later than five (5) Business Days prior to Closing, a current rent roll for each of the Properties, each showing all Leases for such Property as of the date thereof, which rent roll shall be (x) in the form utilized by each Seller in the ordinary course of its business and (y) delivered without any other representation or warranty, except as set forth in Section 7.2;
V.2.20.To the extent received by Seller(s) but not previously delivered to Purchaser, originals of the Tenant Estoppel Certificates, Statement of Lease (as applicable) and the Ground Lessor Estoppel Certificate;
V.2.21.Originals of the Seller Lease Estoppel Certificates, each to the extent required pursuant to the terms of this Agreement; and
V.2.22.Such other instruments or documents as are expressly required by this Agreement to be delivered by a Seller at Closing or may be reasonably necessary to effect or carry out the covenants and obligations to be performed by the Sellers pursuant to this Agreement.
V.3.Action Prior to the Closing Date by Purchaser. Purchaser agrees that on or before 1:00 p.m. on the Closing Date, Purchaser will deposit with Escrow Agent the Closing Payment and, in addition, the following items and instruments (executed and acknowledged, if appropriate):
V.3.1.For the 2000 M Street Property only, an Assignment of Leasehold Interest, executed by Purchaser, together with such evidence as may be required by the ground lessor under the Ground Lease as to the net worth and credit standing of Purchaser, in addition to any other requirements described in the Ground Lease;
V.3.2.To the extent that applicable law requires that the Deeds or the Assignment of Leasehold Interest, transfer tax or other tax forms, or recording forms be executed by the grantee, such instruments (including, but not limited to, with respect to each of the DC Properties, a Real Property Recordation and Transfer Tax Form FP-7-C), executed by Purchaser and acknowledged in the presence of a Notary Public in accordance with the laws of the state in which the applicable Property is located;
V.3.3.For each Property, two (2) fully executed duplicate originals of the applicable Assignment of Contracts and Licenses, executed by Purchaser;
V.3.4.For each Property, two (2) fully executed duplicate originals of the applicable Assignment of Leases, executed by Purchaser;
V.3.5.An executed counterpart of the Consolidated Closing Statement and each Individual Closing Statement;
V.3.6.For each Property, two (2) fully executed duplicate originals of the applicable Assignment of Intangibles, executed by Purchaser;

V.3.7.For each Property, two (2) fully executed duplicate originals of the applicable Bill of Sale, executed by Purchaser;
V.3.8.Such other instruments or documents as are expressly required by this Agreement to be delivered by Purchaser at Closing or as may be reasonably necessary to effect or carry out the covenants and obligations to be performed by Purchaser pursuant to this Agreement;
V.3.9.A closing certification in the form attached hereto as Exhibit O-2 executed by the Purchaser; and
V.3.10.All other documents consistent with the express provisions of this Agreement and reasonably required by the Title Company (including without limitation, evidence reasonably satisfactory to the Title Company that all necessary authorizations of the transaction contemplated hereby have been obtained by the Purchaser), each in form and substance reasonably acceptable to the Purchaser.
V.4.Recording of Deeds and Assignment of Leasehold Interest. Subject to Section 8.3 below, Escrow Agent will cause the Deeds and the Assignment of Leasehold Interest to be dated as of the Closing Date and recorded in the Official Records, and all other Closing Documents deposited with Escrow Agent to be dated as of the Closing Date, when (but in no event after the Closing Date) Escrow Agent holds for the account of the Sellers and Purchaser all items and funds (if any) to be delivered to the Sellers and Purchaser through the Escrow, after payment of costs, expenses, disbursements and prorations chargeable to the Sellers or Purchaser pursuant to the provisions of this Agreement.
V.5.Prorations. The Sellers shall provide the information required to prepare estimated Individual Closing Statements and the Consolidated Closing Statement to Purchaser for review at least five (5) Business Days prior to the Closing Date. Purchaser shall notify Seller within two (2) Business Days after its receipt of such information of any items which Purchaser disputes, and the parties shall attempt in good faith to reconcile any differences not later than one (1) day before the Closing Date. The following items are to be prorated, adjusted or credited (as appropriate) as of 12:01 a.m. on the Closing Date, it being understood that for purposes of prorations and adjustments, Purchaser shall be deemed to be the owner of the Properties on the Closing Date. Unless otherwise expressly set forth in this Section 5, payments with respect to prorations shall be made on a cash, or as-collected, basis (as opposed to an “accrual” basis or otherwise), provided, however, that the parties hereto acknowledge that the allocable shares of certain of the items to be prorated pursuant to this Section 5.5 shall be determined on an accrual basis (for example, and by way of example only prorated Rent shall be allocated to each of Seller and Purchaser on the basis of pre-Closing and post-Closing periods, but payments in respect of such prorations shall be made on an “As-collected” basis, as otherwise provided in this Section 5.5).
V.5.1.Taxes. With respect to each Property, all non-delinquent real estate and personal property general and special taxes and assessments (including, without limitation, business improvement district taxes, if applicable) for such Property for the current assessment year of the applicable taxing authority in which the Closing Date occurs shall be prorated as of the Closing Date. If the exact amount of taxes is not known at Closing, the proration will be based on the amount of taxes most recently charged to Tenants at the applicable Property as Additional Rent (adjusted as necessary to derive the taxes for the entire Property from such amounts) and shall be adjusted once actual figures become available after Closing, as part of the Final Closing Adjustment. Notwithstanding anything to the contrary in this Agreement, (i) each Seller shall retain all right, title and interest in and to any and all property tax (both real property and personal property) refunds and claims for refunds with respect to its Properties for any period prior to the Closing Date, and (ii) each Seller is responsible for all taxes attributable to a taxable period (or portion thereof) ending on or before the Closing Date. Each Seller shall have the right to continue and control any contest of any taxes or assessments for its Property or Properties due and payable during all tax years prior to the tax year in which Closing occurs, except that Sellers shall have no right to (x) initiate the contest of any taxes or assessments after the Effective Date if such contest relates to or impacts taxes for which Purchaser is responsible hereunder or (y) settle or compromise any pending contest of taxes or assessments, to the extent pertaining to or adversely impacting the period from and after the Closing or could reasonably be expected to adversely impact the tax liability of Purchaser. Purchaser shall have the right to control any contest of any taxes or assessments for the Properties due and payable during the current tax year in which Closing occurs, if any, and all tax years thereafter. Each Seller and Purchaser shall each reasonably cooperate with the other in connection with such contests. With respect to each Property, Purchaser and such Property’s Seller shall be equally responsible for, and shall pay equal portions of, all sales, use and other transfer taxes imposed in connection with the sale and transfer of the Personal Property and the Intangible Property (i.e., Purchaser shall pay 50% and such Property’s Seller shall pay 50%), if any.
V.5.2.Utility Service. To the extent commercially reasonable and practicable, the Sellers and Purchaser shall obtain billings and meter readings as of the Business Day preceding the Closing Date to aid in the proration of charges for gas, electricity and other utility services which are not the direct responsibility of Tenants. If such billings or meter readings as of the Business Day preceding the Closing Date are obtained, adjustments for any costs, expenses, charges or fees shown thereon shall be made in accordance with such billings or meter readings. If such billings or meter readings as of the Business Day preceding the Closing Date are not available for a utility service, the charges therefor shall be adjusted at the Closing on the basis of the per diem charges for the most recent prior period for which bills were issued and shall be further adjusted at the Final Closing Adjustment on the basis of the actual bills for the period in which the Closing takes place. Each Property’s Seller shall receive a credit at Closing for the Utility Deposits, if any, that are transferred or made available to Purchaser and that are held by applicable utility companies for the account of such Seller in respect of services provided to such Seller’s Property or Properties. Purchaser shall arrange for placing all utility services and bills in its own name as of the Closing Date.
V.5.3.Security Deposits. Purchaser shall be credited with and the Sellers shall be charged with an amount equal to all cash Security Deposits being held by or on behalf of all Sellers, Sellers’ managing agent or any other Person under the Leases or Licenses. The Sellers shall be entitled to retain all Security Deposits or other such credits due Tenants or licensee for which Purchaser receives credit and the Sellers are charged pursuant to this Section 5.5.3. Sellers agree not to apply any Security Deposits held as of the Effective Date under Leases or Licenses on account of arrearages existing as of the Closing Date. Each Seller shall, at its sole cost and expense, use commercially reasonable efforts to cause the issuer of any letters of credit or other instruments held by such Seller in lieu of a cash Security Deposit to transfer such letters of credit or other instruments to the Purchaser at or promptly after Closing.
V.5.4.Operating Expenses. All Operating Expenses shall be prorated between the Sellers and Purchaser as of the Closing Date, based on the actual number of days in the month during which the Closing Date occurs for monthly expenses, and based on a 365 day year for annual expenses. The Sellers shall be responsible for all Operating Expenses attributable to the period before the Closing Date and Purchaser shall be responsible for all Operating Expenses attributable to the period on and after the Closing Date.
V.5.5.Miscellaneous Permits and Taxes. Except as covered by the terms of Section 5.5.1 above, with respect to each Property, all water and sewer charges, taxes (other than ad valorem property taxes), including license taxes or fees for licenses which are assignable or transferable without added cost and have a value which will survive Closing, and any unpaid taxes payable in arrears, shall be prorated as of the Closing Date. Each Property’s Seller will be credited for that portion of taxes and fees paid by such Seller allocable to the period after the Closing Date.
V.5.6.Assumed Contracts. With respect to each Property, all payments and receipts, as applicable, under the Assumed Contracts shall be prorated between Purchaser and such Property’s Seller as of the Closing Date. Such Seller shall receive a credit for all prepayments and deposits thereunder.
V.5.7.Leasing Commissions, Tenant Improvements and Rental Abatements.
(a)Each Seller shall pay at or prior to the Closing Date, or shall give Purchaser a credit at Closing, for (i) the then-outstanding Lease Expenses (as set forth in the Updated Disclosure to Disclosure Schedule 2-4, and including, by way of clarification, Lease Expenses that are not yet due and payable) to which such Seller has committed under the terms of any Lease or License, or any Lease or License modification, extension or renewal entered into prior to the LOI Date (excluding, however, Lease Expenses expressly contemplated to be Purchaser’s obligation pursuant to Section 5.5.7(b)); and (ii) the then-outstanding Lease Expenses (as set forth in the Updated Disclosure to Disclosure Schedule 2-4, and including, by way of clarification, Lease Expenses that are not yet due and payable) due in connection with any Lease with either Raytheon or District Title, reflecting the terms of those certain Letters of Intent described on Disclosure Schedule 2-4 (which Lease with District Title has since been executed), or any other Lease or License or any Lease or License modification, extension or renewal, if any, that is, executed on or after the LOI Date, and with respect to which Purchaser has not provided its express written approval (excluding, however, Lease Expenses expressly contemplated to be Purchaser’s obligation pursuant to Section 5.5.7(b)).

(b)Purchaser shall pay for (and shall not receive a credit at Closing for) (i) Lease Expenses due in connection with any Lease or License or any Lease or License modification, extension or renewal that is executed on or after the LOI Date (except for such Lease Expenses associated with any Lease with District Title or Raytheon as described in the preceding Section 5.5.7(a)) as and to the extent same are set forth on Disclosure Schedule 2-5, or have otherwise been expressly approved by Purchaser in writing hereunder, and (ii) Lease Expenses that become due with respect to the exercise by a Tenant or licensee on or after the LOI Date of an extension, expansion or renewal option to which such Tenant or licensee was entitled under the terms of its Lease or License, as applicable, as of the LOI Date. If Seller has paid for any Lease Expenses that are Purchaser’s obligation pursuant to the express terms of this Section 5.5.7(b), Purchaser shall provide a credit to Seller in the amount of such payment at Closing, but only as and to the extent: (i) such Lease Expense is required to be paid prior to Closing; (ii) Seller pays such Lease Expense prior to Closing; and (iii) Tenant, licensee or any other applicable recipient of such Lease Expense payment, as applicable, confirms in writing that such Lease Expense has been paid in satisfaction of such obligation (or, in lieu thereof, Seller delivers to Purchaser evidence of Seller’s payment to the applicable recipient of such Lease Expense in the form of either a cancelled check cashed by such recipient or a federal reference number confirming the wire of funds to such recipient).
(c)Effective as of the Closing Date, Purchaser shall honor and assume all covenants and obligations to be performed by each Seller as landlord under the Leases or Licenses, as applicable, including any Lease Expenses.
V.5.8.Other Income. With respect to each Property, all income not specifically addressed in this Section 5.5 and derived by such Property’s Seller from such Property, to the extent such income accrues before the Closing Date, shall be paid to such Seller (it being acknowledged that payments in respect of such income shall only be made on an “as and when collected” basis). All income not specifically addressed in this Section 5.5 and derived by such Seller from such Property accruing or relating to the period on and after the Closing Date shall be paid to Purchaser.
V.5.9.Other Expenses. With respect to each Property, all expenses and monetary obligations not otherwise specified in this Section 5.5, incurred in the ownership or operation of such Property and for which Purchaser is assuming responsibility on and after Closing pursuant to the express terms of this Agreement and/or the Closing Documents shall be prorated between such Property’s Seller and Purchaser as of the Closing Date.
V.5.10.Rent. Basic Rent and Additional Rent shall be prorated at the Closing in accordance with the following provisions (it being acknowledged that (i) payments in respect of such Basic Rent and Additional Rent shall only be made on an “as and when collected” basis and (ii) all income derived from Licenses shall be prorated in accordance with the following provisions, as if such income was received by the Seller or Purchaser as Basic Rent hereunder):
(a)Basic Rent. Subject to Section 5.5.10(c), Basic Rent shall be prorated between each Seller and Purchaser as of the Closing Date based on the actual number of days in the month during which the Closing Date occurs. Each Seller shall be entitled to all

Basic Rent which accrues before the Closing Date and Purchaser shall be entitled to all Basic Rent which accrues on and after the Closing Date, in each case, whether payable in advance or in arrears.
(b)Additional Rent. Subject to Section 5.5.10(c), monthly or other payments made by Tenants in advance based upon projected or estimated Additional Rent shall be prorated between each Seller and Purchaser as of the Closing Date based on the actual Additional Rent collected as of the Closing and the actual number of days in the monthly or other period for which the advance payment is made. Such proration shall be made separately for each Tenant which is obligated to pay Additional Rent on the basis of the fiscal year set forth in the Tenant's Lease for the determination and payment of Additional Rent. Each payment of Additional Rent that is prorated pursuant to this Section 5.5.10(b), and the applicable Tenant’s payments of Additional Rent made prior to or after such prorated payment for the same calendar year or other fiscal period during which a year-end reconciliation of Additional Rent is required by the applicable Lease, shall be adjusted as part of the Final Closing Adjustment as provided below in Section 5.5.11.
(c)Delinquent Rent. Delinquent Rent (including delinquent Additional Rent) shall not be prorated at Closing and shall be paid by Purchaser to the applicable Seller if, as and when actually collected by Purchaser after the Closing, it being understood and agreed that Purchaser shall use commercially reasonable efforts to collect Delinquent Rent on behalf of each Seller. Rent (including Additional Rent, if and to the extent expressly identified as Additional Rent) collected after the Closing but during the calendar month during which the Closing occurs shall be applied (i) first to Rent due in the month of Closing and (ii) then to Rent due in respect of periods prior to the Closing (including Delinquent Rent). Rent (including Basic Rent and Additional Rent) collected after the calendar month during which the Closing occurs shall be applied (i) first to Rent due in respect of periods from and after the Closing and (ii) then to Rent due in respect of periods prior to the Closing (including Delinquent Rent). Delinquent Rent collected by the Sellers or Purchaser after the date of Closing shall be delivered as follows: (i) if any Seller collects any unpaid or delinquent rent for the Property, such Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such rent to which Purchaser is entitled hereunder relating to the period commencing on the date of Closing, and (ii) if Purchaser collects any unpaid or delinquent rent from any Property (and after the payment of all Rent and other amounts due to Purchaser from the applicable Tenant, which payments shall be applied in accordance with the terms of the two immediately preceding sentences), Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to the Seller of such Property any such rent to which such Seller is entitled hereunder relating to the period prior to the date of Closing. From and after Closing for a period ending nine (9) months after the Closing Date, Purchaser shall use good faith and commercially reasonable efforts to collect from the Tenants all Delinquent Rents that are delinquent for the period prior to Closing. Following the Closing, Sellers shall have no right to pursue directly any of Sellers’ rights and remedies against the applicable Tenants to recover such delinquencies.
V.5.11.Final Closing Adjustment. No later than one (1) year following the Closing Date, the Sellers and Purchaser shall make a final adjustment to the prorations made pursuant to this Section 5 (the “Final Closing Adjustment”). The Final Closing Adjustment shall be made in the following manner:
(a)General. All adjustments or prorations which could not be determined at the Closing because of the lack of actual statements, bills or invoices for the current period, the year-end reconciliation of Additional Rent, or any other reason, shall be made as a part of the Final Closing Adjustment. Any net adjustment in favor of Purchaser shall be paid in cash by the Sellers to Purchaser no later than thirty (30) days after the Final Closing Adjustment. Any net adjustment in favor of the Sellers shall be paid in cash by Purchaser to the Sellers no later than thirty (30) days after the Final Closing Adjustment. Without limiting the foregoing, the parties shall correct any manifest error in the prorations and adjustments made at Closing promptly after such error is discovered.
(b)Additional Rent Adjustment. Each Seller and Purchaser shall prorate the actual amount of Additional Rent paid by each Tenant at such Seller’s Property for such Tenant’s applicable fiscal year (“Tenant’s Fiscal Year”) as follows:
(i)The Seller shall be entitled to the portion of the actual amount of Additional Rent paid by the Tenant equal to the product obtained by multiplying such amount by a fraction, the numerator of which is the number of days in the Tenant’s Fiscal Year preceding the Closing Date and the denominator of which is the total number of days in the Tenant’s Fiscal Year; and
(ii)Purchaser shall be entitled to the balance of the Additional Rent paid by the Tenant.
(iii)If the sum of all interim payments of Additional Rent collected and retained by the Seller from the Tenant for the Tenant's Fiscal Year (reduced by the pro-rated portion of the interim payment on account of Additional Rent paid for the month or quarter in which the Closing Date occurs for which Purchaser is given credit pursuant to Section 5.5.10(b)) exceeds the amount of such Additional Rent to which the Seller is entitled with respect to such Tenant pursuant to subparagraph (i) above, the Seller shall pay such excess to Purchaser. If the sum of all interim payments of such Additional Rent collected and retained by Purchaser from each Tenant for the Tenant's Fiscal Year (increased by a pro-rated portion of the interim payment on account of Additional Rent paid for the month or quarter in which the Closing Date occurs for which Purchaser is given credit pursuant to Section 5.5.10(b)) exceeds the amount of Additional Rent to which Purchaser is entitled with respect to such Tenant pursuant to subparagraph (ii) above, Purchaser shall pay the excess to the Seller. The adjustment of interim payments received and actual Additional Rent paid shall be made separately for each Tenant and for each type of Additional Rent.
(c)No Further Adjustments. Except for: (i) additional or supplemental real estate taxes, real estate tax credits or rebates, or other adjustments to real estate taxes due to back assessments, corrections to previous tax bills or real estate tax appeals or contests, (ii) any item of Additional Rent which may be contested by a Tenant or (iii) manifest errors, the Final Closing Adjustment shall be conclusive and binding upon the Sellers and

Purchaser, and the Sellers and Purchaser hereby waive any right to contest after the Final Closing Adjustment any prorations, apportionments or adjustments to be made pursuant to this Section 5.
V.5.12.General Provisions. The computation of the adjustments shall be jointly prepared by the Sellers and Purchaser. In the event any prorations or apportionments made under this Section 5.5 shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same in accordance with the remaining terms of this Section 5.5.12. For proration purposes, the day that falls on the Closing Date shall be charged to Purchaser.
V.5.13.Survival. The provisions of this Section 5.5 shall survive Closing for a period of thirteen (13) months.
V.6.Closing Costs. With respect to each Property, Purchaser shall bear the cost of (i) the title searches and preparation of the Title Commitments prepared by the Title Company, and the premium for Purchaser’s title policies and any and all endorsements requested by Purchaser or its lender; (ii) updating the Survey for each Property if Purchaser so elects; (iii) (A) with respect to the DC Properties only, one-half (1/2) of the District of Columbia Recordation Tax and one-half (1/2) of District of Columbia Transfer Tax, and one-half (1/2) of any other recording fees for the DC Deeds and the Assignment of Leasehold Interest, and (B) with respect to the Virginia Properties only, all state and local transfer and recording taxes (except for the Virginia Grantor’s Tax, the Regional WMATA Capital Fee and the Regional Congestion Relief Fee, for which Seller shall pay pursuant to clause (ii)(B) of the succeeding sentence), and one-half (1/2) of any other recording fees for the Virginia Deeds; (iv) one-half (1/2) of all escrow and closing fees relating to the sale of such Property; (v) all escrow and closing fees relating to Purchaser’s financing; (vi) any mortgage taxes or recording fees for any mortgages securing Purchaser’s financing, and (v) the costs of the Title Commitments prepared by the Title Company in connection with the transactions contemplated by this Agreement. With respect to each Property, such Property’s Seller shall bear the cost of (i) any commission due to Broker (as defined in Article X); (ii) (A) with respect to the DC Properties only, one-half (1/2) of the District of Columbia Recordation Tax and one-half (1/2) of District of Columbia Transfer Tax, and one-half (1/2) of any other recording fees for the DC Deeds and the Assignment of Leasehold Interest, and (B) with respect to the Virginia Properties only, the Virginia Grantor’s Tax, the Regional WMATA Capital Fee and the Regional Congestion Relief Fee, and one-half (1/2) of any other recording fees for the Virginia Deeds, and (iii) and one-half (1/2) of all escrow and closing fees relating to the sale of such Property (but not in connection with any financing by Purchaser, which shall be paid solely by Purchaser). Each party shall pay its own attorneys’ fees pertaining to the sale of the Properties. All other costs pertaining to the sale of each Property shall be allocated as is customary for real estate transactions where such Property is located. The parties agree to cooperate in all reasonable respects to minimize all such costs, premiums, taxes, and fees.
V.7.Distribution of Funds and Documents Following Closing. The conditions to the closing of Escrow shall be Escrow Agent’s receipt of funds and documents described in Sections 5.2 and 5.3 above, and written authorization from the Sellers and Purchaser to proceed with the

Closing in accordance with the Closing Instructions. Upon satisfaction of the above conditions, Escrow Agent shall distribute the documents described in Sections 5.2 and 5.3 above in accordance with the Closing Instructions and shall take all other actions authorized by the Escrow Agreement upon closing.
V.8.Possession. Purchaser shall be entitled to sole possession of each Property on the Closing Date, subject to the Permitted Exceptions.
VI. ADDITIONAL COVENANTS AND INDEMNITIES
VI.1.Purchaser’s Indemnity. With the exception of items for which Purchaser is expressly indemnified hereunder, Purchaser covenants and agrees to defend, indemnify, protect, and hold harmless the Sellers and the Seller Related Parties from and against any and all Claims arising from the acts and omissions of Purchaser and its agents, employees and contractors occurring in connection with or as a result of, any inspections, tests or examinations of or to any of the Properties, provided that Purchaser shall not be liable or responsible for the mere discovery or immaterial displacement of a pre-existing condition at any Property. This indemnity shall survive only until the date that is three (3) years after the Effective Date.
VI.2.Seller Covenants. Each Seller covenants to Purchaser as follows with respect to each of the Properties:
VI.2.1.Continued Care and Maintenance. Prior to Closing, such Seller agrees: (i) to continue its care, maintenance and operation of its Property on substantially the same standards as employed by such Seller to date; (ii) not to terminate, change, amend or modify materially any Lease, License or any Contract (except that Seller shall have the right to: (x) enter into any Lease renewals, amendments, modifications or extensions of existing Leases evidencing or reflecting the exercise by any Tenant of any expressly existing rights or options, the terms of which are fixed or determinable as of the Effective Date, under any existing Lease; and (y) terminate, change, amend or modify any Contract that is not an Assumed Contract); (iii) not to make any substantial or material alterations or changes to any of such Seller’s Property, other than ordinary and necessary maintenance and repairs, without Purchaser’s prior written approval (provided, however, such Seller may make any alterations or changes to the Property that are required by any Lease or by applicable law without Purchaser’s prior approval); and (iv) to maintain in effect all policies of casualty and liability insurance or similar policies of insurance, with no less than the limits of coverage now carried with respect to such Seller’s Property. Nothing contained herein shall prevent such Seller from acting to prevent loss of life, personal injury or property damage in emergency situations, or prevent such Seller from performing any act with respect to such Seller’s Property which may be required by any Lease, applicable law, rule or governmental regulations, provided that such Seller shall notify Purchaser of any emergency situations as soon as reasonably possible thereafter.
VI.2.2.Leasing/Licensing of the Property. Prior to the execution of any new Leases or Licenses for the Property or the renewal, amendment, modification or extension of any existing Leases or Licenses for the Property, such Seller shall give written notice of its intent to do so to Purchaser. Such notice shall include the amount of space involved, the length of the lease term, the proposed financial terms thereof (including any rent abatement periods), the amount of any Leasing Commission, any TI Obligations, and a copy of the form of Lease, License, amendment or other document to be executed. Such Seller shall not enter into any new Lease or License, or any extension or renewal of any existing Lease or License, without Purchaser’s prior written consent, which consent may be withheld in Purchaser’s sole and absolute discretion (but which consent may be conclusively evidenced in correspondence to Seller by electronic mail from Cy Kouhestani (Cy.Kouhestani@brookfieldproperties.com) and/or Robert Swennes (Robert.Swennes@brookfield.com)). Purchaser shall use commercially reasonable efforts to notify such Seller of Purchaser’s objection or request for additional information, if any, to any such proposed Lease or extension or renewal of any existing Lease, within twenty-four (24) hours of Purchaser’s receipt of any notice provided pursuant to the first sentence of this Section 6.2.2. If Purchaser does not notify Seller of Purchaser’s objection or request for additional information, if any, within such twenty-four (24) hour period, and Seller thereafter provides a supplemental written notice to Purchaser that states in bold letters that “failure to respond within twenty-four (24) hours will constitute Purchaser’s deemed approval of the proposed Lease or extension or renewal of any existing Lease referenced in this notice,” but Purchaser fails to respond within twenty-four (24) hours to the supplemental notice, then Purchaser shall be deemed to have approved such proposed Lease or extension or renewal of the applicable existing Lease. Notwithstanding the foregoing (a) Purchaser’s consent shall not be required for new Leases, new License and/or renewals, amendments, modifications or extensions of existing Leases or existing Licenses evidencing or reflecting the exercise by Tenants or licensees of any rights or options, the terms of which are fixed or determinable as of the Effective Date, under existing Leases and/or Licenses, as applicable; and (b) Purchaser acknowledges and agrees that the Leases, Licenses and the extensions, amendments, modifications or renewals of Leases and Licenses (if any) listed on Disclosure Schedule 2-3 have been approved by Purchaser. Nothing in this Agreement shall be interpreted to require any Seller to lease any additional space in its Property as a condition to the sale of such Property, and none of the Sellers shall have any obligation to enter into or to seek any Leases or Licenses for its Property prior to the Closing Date.
VI.2.3.Tenant/Ground Lessor Estoppel Certificates. Prior to Closing, (a) each Seller shall use commercially reasonable efforts to obtain and deliver to Purchaser from the Tenant under each Lease of such Seller’s Property an estoppel certificate in substantially the form attached hereto as Exhibit L-1 or, if any Lease requires a different form, in the form required by such Lease or License, all dated no more than sixty (60) days prior to the Closing Date (each such estoppel certificate from a Tenant under Lease, a “Tenant Estoppel Certificate”), and (b) the Seller of the 2000 M Street Property shall use commercially reasonable efforts to obtain and deliver to Purchaser from 2000 M Street NW Ground Owner LLC, the ground lessor under the Ground Lease, an estoppel certificate in each case in substantially the form attached hereto as Exhibit L-3 (the “Ground Lessor Estoppel Certificate”). None of the Sellers shall be in default for failure to obtain any Tenant Estoppel Certificates or the Ground Lessor Estoppel Certificate so long as such Sellers have used commercially reasonable efforts to obtain such Tenant Estoppel Certificates and Ground Lessor Estoppel Certificate as required herein, but such failure may be a failure of the condition precedent to Closing set forth in Section 8.2.5 and/or Section 8.2.6, as applicable.
VI.2.4.Prior to Closing, the Seller(s) of the Property encumbered thereby shall use commercially reasonable efforts to obtain and deliver to Purchaser an estoppel certificate with respect to recorded instruments referred to in Disclosure Schedule 13, which estoppel certificate shall be in substantially the form attached hereto as Exhibit M, or, if such instrument requires a different form, in the form required by instrument, dated no more than sixty (60) days prior to the Closing Date. The recorded instruments referred to in the immediately preceding sentence are collectively referred to as the “Required REAs”; the estoppel certificates respecting such Required REAs are collectively referred to as the “REA Estoppel Certificates”. None of the Sellers shall be in default for failure to obtain such estoppel certificates so long as such Sellers have used commercially reasonable efforts to obtain the same.
VI.2.5.Completion of Landlord Work. Sellers are currently performing the Landlord Work. Seller represents and warrants that (x) upon completion of the work contemplated under the Work Agreements in accordance with such Work Agreements, and the payment of amounts expressly required to be paid pursuant to the Work Agreements, all Landlord Work shall be completed in accordance with the applicable Lease or License pursuant to which such Landlord Work is undertaken and (y) all Work Agreements are freely assignable by Sellers to Purchaser, at no cost or expense to Purchaser. From and after the Effective Date and until the Closing, Sellers shall continue to diligently perform (and cause the third-party contractors under the Work Agreements to continue to diligently perform) the Landlord Work pursuant to the Work Agreements and timely make all payments required to be made under the Work Agreements as such payments become due and payable prior to Closing. Sellers shall at all times use their commercially reasonable efforts to cause Completion of Landlord Work to occur prior to the Closing, in respect of all Landlord Work. In the event that Completion of Landlord Work (or any portion thereof) has not occurred as of the Closing Date, then, at the Closing: (a) Seller shall deliver to Purchaser at Closing (i) a certification from Sellers: (1) of all work that that has not then been completed under the Work Agreement(s), (2) of all amounts that have been paid under the Work Agreement(s) (which shall be accompanied by all applicable lien waivers and other evidence of payment in Sellers possession), (3) that no amounts are then due and payable under the Work Agreement(s), (4) of Sellers’ good faith estimate of all amounts that may become due and payable under the Work Agreement(s) at any time on and after the Closing (including without limitation, the cost (inclusive of all fees and expenses) required to complete the Landlord Work (or applicable portion(s) thereof) that is the subject of the applicable Work Agreement(s)), (5) that neither Seller nor any third party contractor is in default under the Work Agreement(s), (6) that Seller is not in default under any Lease or License, as applicable, in respect of any applicable Landlord Work and (7) describing, in reasonable detail, any discussions or other feedback from the Tenant or licensee, as applicable, with respect to the Landlord Work that has then been undertaken, or that remains to be completed and (ii) a certification from the third party contractor under each Work Agreement (as to which Completion of Landlord Work has not occurred): (1) of all work that that has not then been completed under the Work Agreement(s), (2) that no amounts are then due and payable under the Work Agreement(s), (3) of such contractor’s good faith estimate of all amounts that may become due and payable under the

Work Agreement(s) at any time on and after the date of such certification (including without limitation, the cost (inclusive of all fees and expenses) required to complete the Landlord Work (or applicable portion thereof) that is the subject of the applicable Work Agreement), and (4) that neither Seller nor any third party contractor is in default under the Work Agreement(s). At the Closing: (I) Purchaser shall receive a credit against the Purchase Price in an amount equal to one hundred twenty-five percent (125%) of the greater of the amounts described in clauses (i)(4) and (ii)(3) above (except that Purchaser shall not receive a credit for the items marked as “BF Cost” in Disclosure Schedule 2-3, and all such costs shall be Purchaser’s responsibility from and after Closing, and Purchaser shall reimburse Sellers at Closing for any amounts actually paid by Sellers prior to Closing for such items marked “BF Cost”); (II) Seller shall deliver to Purchaser all materials in Seller’s possession or control relating to all Landlord Work that has not been completed and all Work Agreements; and (III) all Work Agreements as to which Completion of Landlord Work has not yet occurred shall constitute “Assumed Contracts” for purposes of this Agreement (provided that the parties acknowledge and agree that the Purchaser’s willingness to assume such Work Agreements is based on, and in reliance on the truth, accuracy and completeness of the Sellers’ certification set forth above). Within thirty (30) days of the completion of Landlord Work under any Work Agreement that has been assumed by Purchaser hereunder, the Purchaser shall determine, reasonably and in good faith, the total cost of completing the Landlord Work (or any portion thereof) that remained incomplete as of the Closing Date (which costs shall include, without limitation, any costs incurred by Purchaser in respect of such Landlord Work both under the applicable Work Agreement, and otherwise). If (x) Purchaser determines that the amount credited to Purchaser at Closing under this Section 6.2.5 exceeds the cost of completion described in the immediately preceding sentence, then such excess shall be paid by Purchaser to the applicable Seller(s) within ten (10) days of such determination, and if (y) Purchaser determines that the amount credited to Purchaser at Closing under this Section 6.2.5 is less than the cost of completion described in the immediately preceding sentence, then such deficiency shall be paid by the applicable Seller(s) to Purchaser within ten (10) days of such determination. The terms of this Section 6.2.5 shall not apply to any Lease executed with Raytheon or District Title (it being understood that the terms of Section 5.5.7 shall govern with respect to such Leases), and shall not be duplicative of any credit given by any Seller to Purchaser pursuant to Section 5.5.7. The terms of this Section 6.2.5 shall survive the Closing.
VII. REPRESENTATIONS AND WARRANTIES
VII.1.Purchaser’s Representations and Warranties. Purchaser represents and warrants to the Sellers as follows:
VII.1.1.Organization and Standing. Purchaser is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and is, or on the Closing Date will be, duly qualified to do business in each state where such qualification is necessary with respect to all of the Properties, and has the full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby to be carried out by it.

VII.1.2.Due Authorization. The performance of this Agreement and the transactions contemplated hereunder by Purchaser have been duly authorized by all necessary action on the part of Purchaser, and this Agreement is binding on and enforceable against Purchaser in accordance with its terms. No further consent of any shareholder, creditor, board of directors, governmental authority or other party to such execution, delivery and performance hereunder is required. The person(s) signing this Agreement, and any document pursuant hereto on behalf of Purchaser, has full power and authority to bind Purchaser.
VII.1.3.Lack of Conflict. Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will violate any restriction, court order, judgment, law, regulation, charter, bylaw, instrument or agreement to which Purchaser is subject.
VII.1.4.Solvency/Bankruptcy. Purchaser has not (i) made any general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition in bankruptcy by Purchaser’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Purchaser’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Purchaser’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made any offer of settlement, extension or compromise to its creditors generally. Furthermore, Purchaser has not taken against it any such actions.
VII.1.5.ERISA. Purchaser does not hold the assets of any employee benefit plan within the meaning of 29 CFR 2501.3-101(a)(2).
VII.1.6.OFAC. Neither the Purchaser nor, to Purchaser’s actual knowledge, any of its Affiliates, shareholders, beneficial owners, officers, directors, employees, agents or other third parties acting on behalf of any of the foregoing entities, is or has been in the last five (5) years: (i) a Sanctioned Person, (ii) organized, resident, or located in a Sanctioned Country, (iii) operating in, conducting business with, or otherwise engaging in dealings with any Sanctioned Person or in any Sanctioned Country, to the extent such activities violate Sanctions, or (iv) otherwise in violation of any Sanctions or anti-money laundering laws. The term “Sanctioned Person” shall mean any individual, entity, or vessel that is the subject or target of Sanctions, including: (a) any individual, entity, or vessel listed on any U.S. or other applicable sanctions-related restricted party list (including, without limitation, the U.S. Department of Treasury Office of Foreign Assets Control’s (“OFAC”) List of Specially Designated Nationals and Blocked Persons), (b) any entity that is, directly or indirectly, fifty percent (50%) or greater owned, or otherwise controlled by, one or more individuals or entities described in (a) above, or (c) any national of a Sanctioned Country (excluding any such national that has taken up permanent residence outside the relevant Sanctioned Country). The term “Sanctioned Country” shall mean any country or region that is the subject or target of a comprehensive embargo under Sanctions (including Cuba, Iran, North Korea, Sudan, Syria, and the Crimea region of the Ukraine, as may be amended from time to time). The term “Sanctions” shall mean all economic or financial sanctions, laws, measures, or embargoes administered or enforced by the United States (including by OFAC or the U.S. Department of State), Canada, or any other relevant sanctions-related governmental authority.

VII.2.Sellers’ Representations and Warranties. Sellers represent and warrant to Purchaser as follows:
VII.2.1.Organization and Standing; Ownership. Such Seller is (i) a limited liability company or a real estate investment trust, as reflected on Exhibit A-3 to this Agreement, (ii) duly organized under the laws of the state of its formation, is validly existing, and in good standing under the laws of such state, (iii) qualified or registered to do business in the state where its Property is located (or in the states where its Properties are located), and (iv) has the full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby to be carried out by it. Except only for the Property(ies) that is/are owned directly by WashREIT, WashREIT is the sole direct or indirect beneficial owner of each Seller.
VII.2.2.Due Authorization. (a) the performance of this Agreement and the transactions contemplated hereunder by such Seller have been duly authorized by all necessary action on the part of such Seller, and this Agreement is binding on and enforceable against such Seller in accordance with its terms; and (b) no further consent of any member, manager, creditor, governmental authority or other party to such execution, delivery and performance hereunder is required. The person(s) signing this Agreement, and any document pursuant hereto on behalf of the Sellers, has full power and authority to bind the Sellers.
VII.2.3.Representations and Warranties Regarding Legal Matters:
(a)Neither the execution of this Agreement nor the consummation of the transactions contemplated herein will cause or constitute a violation of any restriction, court order, judgment, law, regulation, charter, bylaw or operating agreement to which such Seller is subject.
(b)Neither such Seller nor any general partner or managing member of such Seller has (i) made any general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition in bankruptcy by such Seller’s or such general partner’s or managing member’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of such Seller’s or such general partner’s or managing member’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of such Seller’s or such general partner’s or managing member’s assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made any offer of settlement, extension or compromise to its creditors generally.
(c)None of the Sellers or, to Seller’s knowledge, any of their respective Affiliates, shareholders, beneficial owners, officers, directors, employees, agents or other third parties acting on behalf of any of the foregoing entities, is or has been in the last five (5) years: (i) a Sanctioned Person, (ii) organized, resident, or located in a Sanctioned Country, (iii) operating in, conducting business with, or otherwise engaging in dealings with any Sanctioned Person or in any Sanctioned Country, to the extent such activities violate Sanctions, or (iv) otherwise in violation of any Sanctions or anti-money laundering laws. The Sellers have conducted reasonable due diligence on Tenants and licensees to ensure that Tenants and licensees are not Sanctioned Persons, and to ensure compliance with Sanctions and anti-money laundering laws.
(d)No Seller has received any written notice of any pending condemnation proceeding or other proceeding in eminent domain with respect to any Property and to each Seller’s knowledge, there are no such pending or threatened proceedings.
(e)Each Seller is a “United States person” (as defined in Section 7701(a)(30)(B) or (C) of the Code) for the purposes of the provisions of Section 1445(a) of the Code.
VII.2.4.Representations and Warranties Regarding the Properties:
(a) Neither the execution of this Agreement nor the consummation of the transactions contemplated herein will cause or constitute a violation of any restriction, court order, judgment, law, regulation, instrument, or agreement to which such Seller’s Property or Properties (or any portion thereof) are subject.
(b)Except as listed on Disclosure Schedule 4 attached hereto, there are no demands, complaints, actions, suits, arbitrations, governmental investigations or other proceedings pending or, to such Seller’s actual knowledge, threatened against or affecting such Seller or its respective Property or Properties or any portion thereof (any of the foregoing, a “Proceeding”) and such Seller has not received written notice of any such Proceeding. If and to the extent any matter listed on Disclosure Schedule 4 represents a liability of Seller as landlord under the applicable Lease or as licensor under the applicable License, then such liability shall remain with Seller to the extent it relates to Seller’s period of ownership (consistent with the last sentences of each of Section 2.3 and Section 2.4). All Proceedings listed on Disclosure Schedule 4 and described as “Other Matters” are covered in full by insurance maintained by Sellers (subject to any applicable deductibles, which will be paid by Seller as and when applicable or required) and no insurer has challenged its obligation to provide insurance in respect of any such Proceedings.
(c)Such Seller has not received written notice of any material default in respect of its obligations under any of the Assumed Contracts, the Licenses or the Leases.
(d)Disclosure Schedule 2-1 contains a true, correct and complete list of all Leases in existence on the Effective Date for the Property or Properties owned by such Seller, including the name of each Tenant, the date of each Tenant’s Lease and all amendments, if any, thereto, the expiration date of each Lease, and the amount of any Security Deposit paid by the Tenant under each Lease. The copies of such Leases provided to Purchaser by such Seller are true, correct and complete copies of such Leases, including all amendments thereto. There are no Leases or other tenancies for any space in the Property or Properties owned by such Seller as of the Effective Date other than those set forth on Disclosure Schedule 2-1. There are no letters of credit or other similar financial instruments held in lieu of Security Deposits under any of the Leases, except as set forth on Disclosure Schedule 2-1. Such Seller does not warrant or represent that any particular Lease will be in effect on the Closing Date, provided that such Seller agrees to provide prompt written notice to Purchaser if any such Lease is no longer in effect prior to the Closing Date, other than Leases which have expired in accordance with their express terms (and which have not been terminated prior to the scheduled expiration). No Person (other than as set forth in Disclosure Schedule 2-1) has any option or right to acquire, occupy or lease the Properties or any part thereof.
(e)Disclosure Schedule 11 sets forth a true and complete list, with respect to each of the Licenses, of the name of each licensee, the date of each License and all amendments, if any, thereto, and the expiration date of each License in existence on the Effective Date, as well the amount of any Security Deposit paid by the licensee under each such License. The copies of such Licenses provided to Purchaser prior to the Effective Date by such Seller are true, correct and complete copies of such Licenses, including all amendments thereto. Such Seller does not warrant or represent that any particular License will be in effect on the Closing Date, provided that such Seller agrees to provide prompt written notice to Purchaser if any such License is no longer in effect prior to the Closing Date other than Licenses which have expired in accordance with their express terms (and which have not been terminated prior to the scheduled expiration).
(f)Except as set forth on Disclosure Schedule 2-3 and Disclosure Schedule 2-4 (as each of the same may be updated (x) in connection with Leases entered into by Seller pursuant to the express terms of this Agreement after the Effective Date and (y) as expressly set forth in the next succeeding sentence), there are no Lease Expenses under any Lease or License that are due as of the Closing Date or, as of the Effective Date, will become due after the Closing Date. Seller shall have the right to update and revise Disclosure Schedule 2-3 and/or Disclosure Schedule 2-4 prior to the Closing Date (each, an “Updated Disclosure”) provided that, any such Updated Disclosure shall only reflect Landlord Work and other Lease Expenses that have actually been completed and paid for by Seller prior to the effective date of such Updated Disclosure.
(g)The Assumed Contracts enumerated on Disclosure Schedule 1, together with the Leases, Licenses and any agreements specifically included as a Permitted Exception hereunder, comprise all of the contracts which will affect the Seller’s Property and be binding upon Purchaser from and after the Closing. The Contracts enumerated on Disclosure Schedule 3, together with the Leases, Licenses and any agreements specifically referenced on Schedule B-II in the Title Commitments (and which are not also Required Cure Items), comprise all of the contracts which currently affect the Seller’s Property. The Seller has delivered true, correct and complete copies of all of such Contracts to Purchaser. The Seller is not in default under any of the Contracts. To such Seller’s knowledge, no contractor or vendor is in material default under any Contract affecting the Seller’s Property and no contractor or vendor has asserted in writing any defenses on the part of such contractor which would exist after the Closing Date based upon any defaults by the Seller under a Contract.
(h)As of the Effective Date there do not exist any agreements pursuant to which such Seller will or may be required to pay a Leasing Commission with respect to space covered by the Leases, or as to any other space in the Property or Properties (including, without limitation, the Licenses), other than the agreements listed on Disclosure Schedule 2-2.
(i)To such Seller’s actual knowledge, the Environmental Reports include all of the phase I and phase II environmental reports related to the Property or Properties owned by such Seller and in the possession or control of such Seller. Such Seller has not received a written notice from any governmental authority in which it is alleged that the Property or Properties of such Seller are not in compliance with Environmental Requirements, other than such notices as have been provided to the Purchaser.
(j)Except as listed on Disclosure Schedule 4 attached hereto, such Seller has not received written notice from any government agency or any employee or official thereof alleging that the construction of the Property or Properties owned by such Seller or the operation or use of the same fails to comply with any Legal Requirement, or that any investigation has been commenced or is contemplated respecting any such possible failure of compliance, and such Seller has no actual knowledge of any such failure of compliance.
(k)Seller has not received any written notice from any governmental authority of (x) a violation of any applicable law with respect to such Seller’s Property, or (y) noncompliance with zoning or other applicable federal, state or local requirements pertaining to the use, occupancy and operation of such Seller’s Property, which has not been cured or dismissed.
(l)Attached hereto as Disclosure Schedule 9 is a true, correct and complete inventory of the Personal Property owned by such Seller. The Seller is the owner of such portion of the Personal Property as constitutes tangible property, free and clear of all liens, claims and encumbrances.
(m)To the Sellers’ knowledge, the Due Diligence Materials once delivered or made available to Purchaser in accordance with the terms of this Agreement, have been delivered without intentional alteration or omission.
(n)There are no employee benefit or collective bargaining contracts to which such Seller’s Property is subject that will bind the Property after the Closing Date. Purchaser is not assuming any liability with respect to any employees of the Seller or the Seller’s property manager, and the Seller shall retain all liability for compensation and benefits payable to any such employees. The Seller does not have any employees except those whose positions are set forth on h.
(o)    No Seller has received any written notice from any insurance company or underwriter of any defects that would render any of the Properties uninsurable.

(p)    Except as disclosed in Disclosure Schedule 14, Seller is not currently contesting any Taxes. As used herein, “Taxes” means any federal, state, local or foreign, real property, personal property, sales, use, room, occupancy, ad valorem or similar taxes, assessments, levies, charges or fees imposed by any governmental authority on Seller with respect to any Property, including, without limitation, any interest, penalty or fine with respect thereto, but expressly excluding any (i) federal, state, local or foreign income, capital gain, gross receipts, capital stock, franchise, profits, estate, gift or generation skipping tax, or (ii) transfer, documentary stamp, recording or similar tax, levy, charge or fee incurred with respect to the transaction described in this Agreement.

(q)    Seller has made available to Purchaser a true and complete copy of the Ground Lease, in all material respects. Except as set forth in Disclosure Schedule 15, Seller has neither given nor received any written notice of any breach or default under any Ground Lease which has not been cured.

VII.3.Post Due Diligence Disclosures. Any Seller may amend and supplement the representations and warranties made by such Seller herein (each, a “Post Due Diligence Disclosure”), including, without limitation, by providing amendments or supplements to any schedule, or providing a new schedule, to this Agreement from time to time upon written notice to Purchaser and without Purchaser’s consent to the extent that (A) (i) the representations and warranties with respect to the matter disclosed by such Post Due Diligence Disclosure was true as of the Effective Date, (ii) such Post Due Diligence Disclosure is necessary in order for the applicable representation or warranty or the information disclosed therein to remain true, and (iii) no Seller had knowledge as of the Effective Date of the matter being disclosed in such Post Due Diligence Disclosure, and (B) the matter being disclosed in such Post Due Diligence Disclosure is not the result of any Seller’s default under this Agreement. Liabilities that are incurred (or reasonably may be expected to be incurred) or arise (or are reasonably expected to arise) as a result of events, circumstances, acts, omissions or states of facts disclosed in any Post Due Diligence Disclosure are referred to herein as “Supplemental Losses”. If the Supplemental Losses are equal to or less than $13,500,000, Purchaser shall proceed to Closing and receive a credit against the Purchase Price in the amount of the Supplemental Losses. If the Supplemental Losses exceed $13,500,000 (in which case, if Purchaser proceeds to Closing, Purchaser shall receive a credit against the Purchase Price at Closing equal to $13,500,000), Purchaser shall have the right to (i) proceed to Closing and waive the amount of such Supplemental Losses over $13,500,000, or (ii) to terminate this Agreement, in which event Purchaser shall be entitled to (x) a return of the Earnest Money Deposit plus (y) if such Post Due Diligence Disclosure is the result of a Seller Default, all Purchaser Costs, which amounts shall be paid by Seller in accordance with Section 9.2; and upon such payments and receipts, the parties shall have no further obligations hereunder except to the extent the same expressly survive termination of this Agreement.
VII.4.Representations and Warranties Deemed Modified. If the Closing occurs: (a) each of the representations and warranties made by Purchaser herein shall be deemed modified if and to the extent necessary to reflect and be consistent with any facts or circumstances of which the Sellers have actual knowledge as of the Closing Date; and (b) each of the representations and warranties made by each Seller herein shall be deemed modified if and to the extent necessary to reflect and be consistent with any facts or circumstances of which Purchaser has actual knowledge as of the Closing Date.

VII.5.Sellers’ Knowledge. Wherever the phrase “to Seller’s actual knowledge” or any similar phrase stating or implying a limitation on the basis of knowledge appears in this Agreement in respect of a Seller, such phrase means only the actual knowledge of Dan Chappell, Senior Director of Investments for WashREIT, without any duty of inquiry (other than appropriate consultation by Dan Chappell with Tabitha Brittain, Ana Fannon, Greg Geisler, Grant Matthews and Kelli Reed, each of whom are part of the property management staff of Seller and collectively manage each of the Properties, including without limitation, with respect to the representations and warranties contained in this Agreement), any imputation of the knowledge of another, or independent investigation of the relevant matter by any individual(s), and without any personal liability. Wherever the phrase “in Seller’s possession”, “in the possession of Seller” or similar phrase appears in this Agreement, such phrase shall be deemed to mean only to the extent the material or other item referred to by such phrase is located at a Property or in the Sellers’ offices in Washington, DC.
VII.6.Purchaser’s Knowledge. Wherever the phrase “to Purchaser’s actual knowledge” or any similar phrase stating or implying a limitation on the basis of knowledge appears in this Agreement in respect of Purchaser, such phrase means only the actual knowledge of Robert Swennes, without any duty of inquiry, any imputation of the knowledge of another, or independent investigation of the relevant matter by any individual(s), personal liability.
VIII. CONDITIONS PRECEDENT TO CLOSING
VIII.1.Conditions to Sellers’ Obligations. The obligation of the Sellers to close the transaction contemplated hereunder shall be subject to the satisfaction of each of the following conditions precedent:
VIII.1.1.Each of Purchaser’s representations and warranties set forth in this Agreement shall be correct in all material respects as of the Closing Date as if made on and as of such date.
VIII.1.2.The Purchaser shall have deposited the Closing Payment, as well as the documents and instruments specifically listed in Section 5.3 hereof with Escrow Agent on or before the Closing Date.
VIII.1.3.Purchaser shall have performed all of its obligations under this Agreement required at or prior to Closing, in all material respects.
The foregoing conditions contained in this Section 8.1 are intended solely for the benefit of the Sellers. The Sellers shall at all times have the right to waive any condition precedent, provided that such waiver is in writing and delivered to Purchaser and Escrow Agent.
VIII.2.Conditions to Purchaser’s Obligations. The obligations of Purchaser to close the transaction contemplated hereunder shall be subject to the satisfaction of each of the following conditions precedent:

VIII.2.1.Each Seller’s representations and warranties set forth in this Agreement shall be correct in all material respects as of the Closing Date as if made on and as of such date;
VIII.2.2.The Sellers shall have deposited the documents and instruments specifically listed in Section 5.2 hereof with Escrow Agent on or before the Closing Date;
VIII.2.3.The Sellers shall have performed all of the Sellers’ obligations under this Agreement required to be performed at or prior to Closing, in all material respects.
VIII.2.4.The title of each Seller to its respective Property shall be subject to no Liens or Encumbrances other than Permitted Exceptions or those that Seller has Cured or made arrangements to Cure, to the satisfaction of Purchaser and the Title Company.
VIII.2.5.The Sellers shall have delivered to Purchaser Satisfactory Tenant Estoppel Certificates (as defined below) from Tenants so that there shall have been obtained Satisfactory Tenant Estoppel Certificates from all Tenants that lease or otherwise occupy, pursuant to a Lease (or Leases), more than 10,000 square feet of Leased Space in the aggregate (such tenants collectively, the “Required Tenants”; such Satisfactory Tenant Estoppel Certificates collectively, the “Required Tenant’s Satisfactory Tenant Estoppel Certificates”). The Sellers agree to provide Purchaser with completed Tenant Estoppel Certificates prior to delivery to the Tenants, which shall be subject to Purchaser’s approval not to be unreasonably withheld, conditioned or delayed. “Satisfactory Tenant Estoppel Certificate” shall mean any Tenant Estoppel Certificate that is executed by the applicable Tenant and which does not (i) allege therein any material default under the applicable Lease or any claim of offset, defense, counterclaim, or rent credit (other than as provided in the Lease), (ii) state any adverse facts materially inconsistent with the applicable Lease or the rent rolls provided by the Sellers to Purchaser, or (iii) contain any other materially adverse information not contained in the completed form of such certificate as approved by Purchaser and delivered to the applicable Tenant. Notwithstanding the foregoing, any Seller shall have the right (but shall not be obligated to) substitute an estoppel certificate executed by such Seller (a “Seller Lease Estoppel Certificate”) containing the information set forth in the form of the Seller Estoppel Certificate attached hereto as Exhibit L-2 and such estoppel certificate shall have the same effect under this Section 8.2.5 as an estoppel certificate executed by the Tenant; provided, however, that Seller Lease Estoppel Certificates shall be permitted to cover not more than ten percent (10%) of the Leased Space leased to Required Tenants. If the applicable Tenant shall thereafter provide a Satisfactory Tenant Estoppel Certificate to Purchaser, then such Seller Estoppel Certificate shall thereupon be null and void and of no further force or effect.
VIII.2.6.The Seller of 2000 M Street shall have delivered a Satisfactory Ground Lessor Estoppel Certificate (as defined below) with respect to the Ground Lessor Estoppel Certificate. The Seller of the 2000 M Street Property agrees to provide Purchaser with a completed Ground Lessor Estoppel Certificate prior to delivery thereof to the applicable signatory, which shall be subject to Purchaser’s approval not to be unreasonably withheld, conditioned or delayed. “Satisfactory Ground Lessor Estoppel Certificate” shall mean any Ground Lessor Estoppel Certificate that is executed by the applicable signatory and which does not (i) allege therein any material default by the applicable Seller, (ii) state any facts materially inconsistent with the applicable Ground Lease or Disclosure Schedule 11 attached hereto, or (iii) contain any other materially adverse information not contained in the completed form of such certificate as approved by Purchaser and delivered to the applicable signatory. The Seller of 2000 M Street shall use commercially reasonable efforts to obtain the Ground Lessor Estoppel Certificate.
VIII.2.7.The Sellers shall have delivered Satisfactory REA Estoppel Certificates (as defined below) with respect to the Required REAs. The Sellers agree to provide Purchaser with completed REA Estoppel Certificates prior to delivery thereof to the applicable signatory, which shall be subject to Purchaser’s approval not to be unreasonably withheld, conditioned or delayed. “Satisfactory REA Estoppel Certificate” shall mean any REA Estoppel Certificate that is executed by the applicable signatory and which does not (i) allege therein any material default by the applicable Seller, or (ii) contain any other materially adverse information not contained in the completed form of such certificate as approved by Purchaser and delivered to the applicable signatory. The Sellers shall use commercially reasonable efforts to obtain REA Estoppel Certificates for the Required REAs. To the extent that the Sellers have not delivered to Purchaser Satisfactory REA Estoppel Certificates for each of the Required REAs, Seller shall be deemed to have satisfied the foregoing condition precedent if the Title Company shall issue an ALTA 9.2 Comprehensive Endorsement (Restrictions, Encroachments and Minerals – Improved Land) to the Owner’s Policy of Title Insurance to be issued in favor of Purchaser insuring against any loss or damage sustained by Purchaser in connection with a violation, existing as of the Closing Date, of any covenant, condition, limitation or restriction contained in any Required REAs there were not delivered. In the event the condition precedent in this Section 8.2.7 is satisfied pursuant to the immediately preceding sentence, Seller shall be required to deliver to the Title Company an affidavit in such form as may be reasonably required by the Title Company in order to issue such endorsement.
VIII.2.8.At Closing, the Title Company shall be committed (subject only to payment of the premiums therefor, including any additional premiums for endorsements requested by Purchaser (all at ordinary rates and without indemnity or other liability of Purchaser), and delivery by Purchaser of such instruments and materials as the Title Company may require for the issuance of any endorsements) to issue to Purchaser an Owner’s Policy of Title Insurance in the forms attached hereto as Disclosure Schedule 12, insuring Purchaser’s fee simple title to each Property for the sum amount equal to such Property’s Allocated Amount, subject only to the Permitted Exceptions.
The foregoing conditions contained in this Section 8.2 are intended solely for the benefit of Purchaser. Purchaser shall at all times have the right to waive any condition precedent, provided that such waiver is in writing and delivered to the Sellers and Escrow Agent.
VIII.3.Failure of Conditions to Closing. The Sellers and Purchaser shall use commercially reasonable efforts to satisfy the conditions to Closing set forth herein. If any of the conditions set forth in this Article 8 are neither waived nor satisfied on the Closing Date, and the provisions of Article 9 do not apply, Seller or Purchaser (as applicable) may elect to terminate this Agreement and the Earnest Money Deposit shall be returned to Purchaser, and thereafter, neither party shall have any further rights or obligations hereunder except for obligations which expressly survive termination of this Agreement.
IX. REMEDIES FOR PRE-CLOSING AND POST-CLOSING DEFAULTS; LIQUIDATED DAMAGES
IX.1.Default by Purchaser Prior to Closing. If (a) any of the representations or warranties made by Purchaser herein are inaccurate as of the Closing Date in any material respect and such inaccuracy prevents the Closing from occurring as provided for herein, (b) after all of the conditions to Purchaser’s obligations to proceed with the Closing have been satisfied or, in lieu thereof, waived in writing by Purchaser, Purchaser fails to deposit the Closing Payment and the documents and instruments specifically listed in Section 5.3 hereof with Escrow Agent on the Closing Date, or (c) Purchaser fails or refuses to perform any of Purchaser’s other material covenants or agreements to be performed by Purchaser under this Agreement at Closing (any of the foregoing circumstances being referred to herein as a “Purchaser Default”), then the Sellers’ sole remedies shall be (i) to terminate this Agreement and receive the Earnest Money Deposit, whereupon the Earnest Money Deposit shall be delivered to the Sellers and neither party shall have any further rights or obligations hereunder, each to the other, except for any obligations or rights that expressly survive termination of this Agreement, and the right of the Sellers to collect such liquidated damages from Purchaser and Escrow Agent; or (ii) to consummate the transactions contemplated hereby, without any abatement or reduction in the Purchase Price on account thereof. If the Closing does not occur because of a Purchaser Default, Purchaser and the Sellers agree that it would be impractical and extremely difficult to estimate the damages which the Sellers may suffer. Therefore, Purchaser and the Sellers hereby agree that, in the event of a Purchaser Default, a reasonable estimate of the total damages that the Sellers would suffer from a Purchaser Default is and shall be an amount equal to the Earnest Money Deposit. Said amount shall be the full, agreed and liquidated damages for the Purchaser Default, and the recovery of such amount shall be the Sellers’ sole remedy at law or in equity as a result of a Purchaser Default. All of the claims to damages or other remedies as a result of a Purchaser Default are expressly waived by the Sellers.
IX.2.Default by Sellers Prior to Closing. If (a) the condition to Closing set forth in Section 8.2.1 is not satisfied as of the Closing Date, (b) after all of the conditions to the Sellers’ obligations to proceed with the Closing have been satisfied or, in lieu thereof, waived in writing by the Sellers, the condition to Closing set forth in Section 8.2.2 is not satisfied as of the Closing Date, or (c) the condition to Closing set forth in Section 8.2.3 is not satisfied as of the Closing Date (any of the foregoing circumstances being referred to herein as a “Seller Default”), then Purchaser may elect, as Purchaser’s sole and exclusive remedy for a Seller Default, either: (i) to pursue an action against the Sellers for specific performance, provided that such action must be initiated within ninety (90) days following the date on which the Closing should have occurred in accordance with this Agreement; or (ii) to terminate this Agreement and thereupon to receive the Earnest Money Deposit and reimbursement from Sellers of the third-party out-of-pocket costs actually incurred by Purchaser in connection with the transaction contemplated by this Agreement up to a maximum of Seven Hundred Fifty Thousand and 0/100 ($750,000.00) (the

“Purchaser Costs”). Notwithstanding the foregoing, if specific performance is not available as a result of actions taken (or not taken) by or on behalf of any Seller in bad faith, Purchaser shall be entitled to pursue all remedies at law or in equity in respect of such Seller Default, subject to the limitations of Section 9.4 hereof. All other claims to damages or other remedies in connection with a Seller Default (other than as specified in this Section 9.2) are expressly waived by Purchaser. The refund of the Earnest Money Deposit and the payment of the expenses and other liquidated damages as set forth herein is not intended as a forfeiture or penalty, but is intended to constitute liquidated damages to Purchaser.
IX.3.Limitations of Purchaser’s Post-Closing Claims. Each of the Sellers shall be jointly and severally liable for the obligations and liabilities of each other Seller under this Agreement, subject to the following limitations. Notwithstanding any provision to the contrary herein or in any document or instrument (including any deeds, bill of sale or assignments) executed by any Seller and delivered to Purchaser at or in connection with the Closing (collectively, “Closing Documents”), no Seller shall have any liability whatsoever with respect to, and Purchaser shall be forever barred from making or bringing any Claims or asserting any liability against a Seller with respect to any of the representations and warranties set forth in Section 7.2 of this Agreement, to the extent that the total liability of all of the Sellers for such Claims, liabilities and breaches of any of the foregoing representation and warranties would otherwise exceed the Cap Amount. As used herein the “Cap Amount” means an amount equal to two percent (2%) of the Purchase Price. For clarification, Purchaser shall in all events be entitled to bring Claims and to receive amounts from Sellers hereunder in an aggregate amount not to exceed the sum of (x) the Cap Amount plus (y) all costs and expenses incurred by Purchaser in prosecuting, pursuing and/or collecting such amounts.
IX.4.Other Limitations of Claims. Notwithstanding anything to the contrary contained in this Agreement, in no event shall any Seller or Purchaser be liable for indirect, special, consequential or punitive damages of any kind, and Sellers and Purchaser shall all be barred from and hereby waives any Claim for the same.
IX.5.Survival of Purchaser’s Claims. The representations and warranties of the Sellers contained in Section 7.2 shall survive only until the date that is nine (9) months after the Closing Date (the “Survival Date”); provided, however, that the “Survival Date” shall be extended with respect to any representation or warranty as to which Purchaser shall have, on or before the expiration of such nine (9) month period, either (a) commenced a legal proceeding based on the breach thereof as of the date of Closing or (b) provided written notice to the Sellers of such a breach on or before the date that is nine (9) months after the Closing Date and thereafter commences a legal proceeding based on such breach within twelve (12) months after the Closing Date, and such extension of the Survival Date shall be only for so long as such proceeding shall continue (including any period prior to the commencement of such proceeding in the event Purchaser has delivered written notice to the Sellers of such breach, as above, provided that in such event Purchaser shall commence a legal proceeding based on such breach on or before the date that is twelve (12) months after the Closing Date, as above), and limited to the breach therein claimed. Any permitted Claim that Purchaser may have at any time against a Seller for breach of any such representation or warranty, whether known or unknown, with respect to which a written notice providing specific details of the alleged breach (a “Claim Notice”) has not been delivered to the Sellers on or prior to the Survival Date, shall not be valid or effective and the party against whom such Claim is asserted shall have no liability with respect thereto. Any Claim that Purchaser may have at any time against a Seller for a breach of any such representation or warranty, whether known or unknown, with respect to which a Claim Notice has been delivered to the Sellers on or prior to the Survival Date (a “Pending Claim”) may be the subject of subsequent litigation brought by Purchaser against the Sellers.
IX.6.Survival of Sellers’ Claims. Except as otherwise specifically set forth in this Agreement, the representations and warranties of Purchaser contained herein or in any document or instrument executed by Purchaser and delivered to the Sellers at or in connection with the Closing (collectively, “Purchaser Closing Documents”) shall survive only until the Survival Date. Any Claim that the Sellers may have any time against Purchaser for breach of any such representation and warranty, whether known or unknown, with respect to which a Claim Notice has not been delivered to Purchaser on or prior to the Survival Date, shall not be valid or effective and the party against whom such Claim is asserted shall have no liability with respect thereto. Any Claim that the Sellers may have at any time against Purchaser for a breach of any such representation or warranty, whether known or unknown, with respect to which a Claim Notice has been delivered to Purchaser on or prior to the Survival Date may be the subject of subsequent litigation brought by the Sellers against Purchaser.
IX.7.Limitations on Liability.
IX.7.1.The parties hereto confirm and agree that in each instance herein where a party or its Affiliates is entitled to payment or reimbursement for damages, costs or expenses pursuant to the terms and conditions of this Agreement, any payment or reimbursement made to such party shall be conclusively deemed to be for the account of both such party and its Affiliates.
IX.7.2.To the maximum extent permitted by applicable law, no shareholder, director, officer or employee of any party to this Agreement shall have any personal liability with respect to the liabilities or obligations of such party under this Agreement or any document executed by such party pursuant to this Agreement.
IX.8.Guaranty by WashREIT. Notwithstanding anything in this Agreement to the contrary, all liabilities of Sellers under this Agreement or any document delivered by Sellers pursuant to this Agreement are hereby guaranteed (the “Guaranty”) by WashREIT (in such capacity, “Guarantor”), as and to the extent provided in the Guaranty attached to this Agreement. The Guaranty shall be subject to all of the limitations and applicable provisions set forth in this Agreement (including, without limitation and as and to the extent applicable, the Cap Amount with respect to Seller’s breach of representations and warranties as set forth in Section 9.3 and the provisions of Sections 9.4 and 9.5). In the event that Purchaser has not asserted any claims arising from breaches of Seller’s representations and warranties in writing by notice to Seller on or prior to the Survival Date, then Guarantor shall automatically be released from its obligations with respect to such claims under this Section 9.8.

IX.9.Tax Treatment of Indemnity Payments. Any payments made to any party pursuant to this Article IX shall constitute an adjustment of the Purchase Price for tax purposes and shall be treated by the Sellers and Purchaser on their tax returns to the extent permitted by law.
IX.10.Survival. Article IX shall survive the termination of this Agreement and Closing.
X. BROKERS
The Sellers represent and warrant to Purchaser, and Purchaser represents and warrants to the Sellers, that except for JLL (“Broker”), no broker or finder has been engaged by the Sellers, Purchaser or their affiliates, respectively, in connection with the transaction contemplated by this Agreement or to its knowledge is in any way connected with this transaction. Purchaser shall be responsible for the payment of any commission, finder’s fee or other sum initiated by any broker, commission agent or other person engaged or retained by Purchaser in connection with the transaction contemplated by this Agreement. The Sellers shall be responsible for the payment of any commission, finder’s fee or other sum initiated by any broker, commission agent or other person engaged or retained by the Sellers in connection with the transaction contemplated by this Agreement, including without limitation, Broker. The Sellers and Purchaser (except with respect to the commission which shall be paid by the Sellers to Broker) each agree to Indemnify the other with respect to Claims for payment of any commission, finder’s fee or other sum initiated by any broker, commission agent or other person which such party or its representatives has engaged or retained, or which shall be based upon any statement or agreement alleged to have been made by such party, in connection with the transaction contemplated by this Agreement or the sale of all of the Properties by the Sellers. The provisions of this Article X shall survive the Closing.
XI. NOTICES
Except as otherwise expressly provided in this Agreement, all notices, requests, demands and other communications hereunder (each, a “Notice”) shall be in writing and shall be deemed delivered by (i) email (in which case delivery shall be deemed to occur upon transmission to the designated email addresses below) or (ii) overnight delivery service (next business day delivery) (in which case delivery shall be deemed to occur on the next business day at 12:00 noon), as follows:
If to all or any of the Sellers:        c/o Washington Real Estate Investment Trust

1775 Eye Street, NW
Suite 1000
Washington, D.C. 20006
Attention:     __________
Telephone:     __________
Email:         __________

- and -

Attention:    __________
Telephone:    __________
E-Mail:    __________

                    with a copy to:

DLA Piper LLP (US)
500 Eighth Street NW
Washington, D.C. 20004
Attention:     __________
Telephone:     __________
Email:         __________

If to Purchaser:                c/o Brookfield Properties Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY 10281-1023
Attention:     __________
Telephone:    __________
E-mail:     __________
with a copy to:
Latham & Watkins LLP
1271 Avenue of the Americas
New York, NY 10020
Attention: __________
Telephone:    __________
Email:         __________

If to Escrow Agent:            Fidelity National Title Insurance Company
485 Lexington Avenue, 18th Floor
New York, New York 10017
Attention:     __________
Telephone:    __________
Email:         __________

with a copy to the Sellers or to Purchaser, as applicable.

Any correctly-addressed Notice that is refused, unclaimed or undelivered because of an act or omission of the party to be notified shall be considered to be effective as of the first day that the Notice was refused, unclaimed or considered undeliverable by the overnight delivery service or by such party’s email service. The parties hereto shall have the right from time to time, and at any time, to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America, by giving to the other party at least ten (10) days prior Notice thereof, in the manner prescribed herein; provided, however, that to be effective, any such change of address must be actually received (as evidenced by a return receipt, if sent by overnight delivery service). Telephone numbers are listed for convenience purposes only and not for the purposes of giving Notice pursuant to this Agreement. Any Notice that is required or permitted to be given by either party to the other under this Agreement may be given by such party or its legal counsel, who are hereby authorized to do so on the party’s behalf.
XII. MISCELLANEOUS
XII.1.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the District of Columbia. If any legal action is necessary to enforce the terms and conditions of this Agreement, the parties hereby agree that the courts in the District of Columbia shall be the sole jurisdiction and venue for the bringing of the action.
XII.2.Professional Fees and Costs. If a lawsuit or other proceedings are instituted by any party to enforce any of the terms or conditions of this Agreement against any other party hereto, the prevailing party in such litigation or proceedings shall be entitled, as an additional item of damages, to such reasonable attorneys’ and other professional fees and costs (including, but not limited to, witness fees), court costs, travel expenses, and other reasonable, actual, out-of-pocket expenses or costs of such other proceedings, which amount shall be determined by any court of competent jurisdiction or other judicial or quasi-judicial body having jurisdiction thereof, whether or not such litigation or proceedings proceed to a final judgment or award. For the purposes of this section, any party receiving an award or judgment for damages or other amounts shall be deemed to be the prevailing party, regardless of amount of the damage awarded or whether the award or judgment was based on all or some of such party’s claims or causes of action, and any party against whom a lawsuit or other proceeding is instituted and later voluntarily dismissed by the instituting party shall be deemed to be the prevailing party.
XII.3.Exhibits and Disclosure Schedules a Part of This Agreement. The Exhibits and Disclosure Schedules attached hereto are incorporated in this Agreement by reference and are hereby made a part hereof.
XII.4.Executed Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the due execution and delivery of this Agreement to the parties hereto. In order to expedite the transaction contemplated herein, telecopied, facsimile, .PDF or other electronic signatures may be used in place of original signatures on this Agreement. Seller and Purchaser intend to be bound by the signatures on the telecopied, .PDF or other electronic document, are aware that the other party will rely on the telecopied, .PDF or other electronic signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.
XII.5.Assignment.

XII.5.1.Except as expressly provided in Section 12.5.2, Purchaser may not assign, convey and otherwise transfer all or any part of its interest or rights herein without the prior written consent of the Sellers, which consent may be withheld in the Sellers’ sole discretion. Notwithstanding the foregoing, however, Purchaser may (without the Sellers’ consent), upon written notice to Sellers, assign and transfer in whole or in part as to any specific Property all of its rights and obligations under this Agreement to one (1) or more entity(ies) controlled by or under common control with Purchaser (which entity(ies) are, at the time of assignment and at the time of Closing, disregarded entities of Purchaser or its Affiliate for Federal income tax purposes), in the form of the Assignment of Purchase Agreement attached hereto as Exhibit K. Purchaser shall not be released of any of its obligations under this Agreement as a result of any assignment through Closing, but the assigning Purchaser shall be released of all liabilities hereunder accruing from and after Closing. Any assignment as permitted in the preceding sentence shall be conditioned upon Purchaser delivering to the Sellers and Escrow Agent a copy of a fully-executed copy of the assignment agreement which shall (by the terms thereof) indicate that such assignee(s) is/are a disregarded entity(ies) of Purchaser or its Affiliate for Federal income tax purposes. The Sellers may not assign or transfer their respective rights or obligations under this Agreement without the prior written consent of Purchaser. No transfer or assignment by either party in violation of the provisions hereof shall be valid or enforceable.
XII.5.2.Upon written notice to Sellers delivered not less than five (5) Business Days prior to Closing, Purchaser shall be entitled to designate up to two (2) of the Properties (the “Assignable Properties”) (except for the Property located at 1140 Connecticut Avenue, which shall not be an Assignable Property) to be transferred at Closing to any unaffiliated third party purchaser set forth on Exhibit P attached hereto or as otherwise approved by Seller in its reasonable discretion (each a “Prospective Purchaser”). Each of the following requirements shall apply to the designation of the Assignable Properties to be transferred at Closing:
(a)Purchaser shall not be released of any of its obligations under this Agreement as a result of the designation of any Assignable Properties for transfer to a Prospective Purchaser.
(b)Except with respect to the Prospective Purchasers set forth on Exhibit P, Purchaser shall not offer any of the Properties for sale or engage in any marketing or communications with prospective assignees or designees without Sellers’ prior written consent, not to be unreasonably withheld, conditioned or delayed.
(c)Any Prospective Purchaser shall execute a confidentiality agreement reasonably acceptable to Seller prior to Purchaser or its representatives disclosing any information about the Properties or the proposed transactions, other than the city and state where the Assignable Properties are located, the approximate size and the approximate price of the Assignable Properties.

(d)Seller shall have the right to approve in writing all offering or marketing materials associated with the Assignable Properties, such approval not to be unreasonably withheld.
(e)Seller will not negotiate with or make any accommodations for any Prospective Purchaser, and all negotiations relating to the Purchase Agreement shall be solely between Seller and Purchaser, and their respective attorneys.
(f)Seller shall have no liability for payment of any commission, finder’s fee or other sum initiated by any broker, commission agent or other person in connection with the assignment of the Assignable Properties (and Purchaser shall Indemnify Seller with respect to any such Claims).
(g)No Prospective Purchaser of any of the Assignable Properties or their respective lenders may rely on any of Seller’s representations and warranties set forth in this Agreement.
(h)Purchaser’s designation of the Assignable Properties for transfer to a third party shall not cause any delay in the Closing, and the closing on the sale of the Assignable Properties shall occur simultaneously with the Closing on the remaining Properties.
For purposes of this Section 12.5.2 only, 515 King Street and Courthouse Square (510 and 526 King Street) in Alexandria shall count as only one (1) “Property.”
XII.6.IRS - Form 1099-S. For purposes of complying with Section 6045 of the Code, Escrow Agent shall be deemed the “person responsible for closing the transaction” and shall be responsible for obtaining the information necessary to file with the Internal Revenue Service Form 1099-S, “Proceeds from Real Estate Transactions.”
XII.7.Successors and Assigns. Subject to the provisions of Section 12.5 hereof, this Agreement shall be binding upon and inure to the benefit of the parties’ respective successors and permitted assigns.
XII.8.Time is of the Essence. Time is of the essence of this Agreement.
XII.9.Entire Agreement. This Agreement, and Exhibits and Disclosure Schedules and other documents and instruments attached to or referenced herein, contain the entire understanding and agreement between the parties hereto with respect to the purchase and sale of all of the Properties, and all prior and contemporaneous understandings, letters of intent, agreements and representations, whether oral or written, are entirely superseded. Except for any of the following expressly contained in this Agreement, the Sellers and Purchaser each expressly disclaim any reliance on any oral or written representations, warranties, comments, statements or assurances made by the Sellers, Purchaser, and any of their respective affiliates, and their respective agents, employees, representatives, attorneys or brokers, as an inducement or otherwise, to Purchaser’s and the Sellers’ respective execution hereof. No amendment of this Agreement shall be binding unless in writing and executed by the parties hereto.
XII.10.Further Assurances. Whenever and so often as requested by a party, the other party will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be necessary and reasonably required in order to further and more fully vest in such requesting party all rights, interests, powers, benefits privileges and advantages conferred or intended to be conferred upon it by this Agreement, or to effectuate the termination of this Agreement and cancellation of the Escrow (if otherwise permitted hereunder). The terms of this section shall survive Closing and/or termination of this Agreement.
XII.11.Waiver. Failure or delay by either party to insist on the strict performance of any covenant, term, provision or condition hereunder, or to exercise any option herein contained, or to pursue any claim or right arising herefrom, shall not constitute or be construed as a waiver of such covenant, term, provision, condition, option, claim or right (except that if a party proceeds to Closing, notwithstanding the failure of a condition to its obligation to close, then such condition shall be deemed waived by virtue of the Closing). Any waiver by either party shall be effective only if in a writing delivered to the other party hereto and setting forth, with specificity, the covenant, term, provision or condition so waived. Any such waiver shall not constitute or be construed as a continuing waiver of any subsequent default.
XII.12.Headings. The headings of this Agreement are for purposes of convenience only and shall not limit or define the meaning of the provisions of this Agreement.
XII.13.Risk of Loss. With respect to each Property, the risk of loss shall be as follows:
XII.13.1.Risk of Loss. Until the Closing Date, each Seller shall bear the risk of loss resulting from damage to such Seller’s Property by fire or other casualty (collectively “Casualty”). If, prior to the Closing Date, a Property shall be damaged by any Casualty, such Property’s Seller shall promptly deliver to Purchaser a Notice (“Casualty Notice”) of such event. Upon Purchaser’s receipt of a Casualty Notice, such Seller and Purchaser shall meet promptly to estimate the cost to repair and restore the Improvements to good condition and to replace the damaged Personal Property (“Casualty Renovation Cost”). If the parties are unable to agree on the cost of restoration, the matter will be submitted to an engineer designated by such Seller and an engineer designated by Purchaser, each licensed to practice in the jurisdiction in which the Land is located, and the engineers shall resolve the dispute. If the engineers fail to resolve the dispute, they shall designate a third engineer, who shall determine such resolution, which determination shall be binding on the Sellers and on the Purchaser. Each party hereto shall bear the costs and expenses of its own engineer. The cost of a third engineer, if any is appointed by the parties’ respective engineers, shall be borne one half (1/2) by the Sellers and one half (1/2) by the Purchaser.
XII.13.2.Material Loss. If (a) the Casualty Renovation Cost for any single Property exceeds ten percent (10%) of such Property’s Allocated Amount, or if the Casualty Renovation Costs, in the aggregate for all of the Properties that have suffered a casualty, exceeds two and one half percent (2.5%) of the Purchase Price, (b) the Casualty would reduce available parking below that required by, or in general cause a violation of, any Legal Requirements or any Permitted Exceptions, (c) the Casualty would impair reasonable access to the Property without comparable substitute access acceptable to Purchaser being available or (d) the Casualty gives any Required Tenant the right to terminate its Lease (which right has not then been waived in writing by all such Required Tenants), then Purchaser may, at its option, elect to either (i) terminate this Agreement with respect to the impacted Property or Properties or (ii) terminate this Agreement in its entirety. Such termination right may be exercised only by Notice to the Sellers within ten (10) Business Days after the date that the Casualty Renovation Cost for such Property or in the aggregate for all Properties that have suffered casualties is determined to exceed the applicable amount stated in the preceding sentence (and if necessary the Closing Date will be extended to accommodate such ten (10) business day period), and in the event of a termination hereof with respect only to the impacted Property or Properties, the Purchase Price shall be reduced by the Allocated Amount of the impacted Property or Properties. If this Agreement can be terminated pursuant to the preceding provisions of this Section 12.13.2, but Purchaser does not elect to terminate this Agreement pursuant to such provision, then the Closing shall take place as provided herein and Purchaser shall receive a credit against the Purchase Price in the amount of the Casualty Renovation Cost and the Sellers shall assign to Purchaser the proceeds of any business interruption insurance policy(ies) payable to the Sellers for the period after the Closing Date for loss of revenue suffered by the Purchaser as a result of the Casualty.
XII.13.3.Nonmaterial Loss. If the Casualty Renovation Cost for any single Property does not exceed ten percent (10%) of such Property’s Allocated Amount, and if the Casualty Renovation Costs, in the aggregate for all Properties that have suffered a casualty, does not exceed two and one half percent (2.5%) of the Purchase Price, then, in any such event, Purchaser shall not have any right to terminate this Agreement due to such Casualty, but the Closing shall take place as provided herein and Purchaser shall receive a credit against the Purchase Price in the amount of the Casualty Renovation Cost and the Sellers shall assign to Purchaser the proceeds of any business interruption insurance policy(ies) payable to the Sellers for the period after the Closing Date for loss of revenue suffered by the Purchaser as a result of the Casualty.
XII.13.4.Eminent Domain. If, prior to the Closing Date, any Seller receives notice that a material portion of one of its Properties (or access or other material rights in connection therewith) as would, in Purchaser’s reasonable judgment, materially adversely affect the operation of such Property or uses of such Property is, or has been threatened in writing by a governmental authority of competent jurisdiction, to be taken by condemnation or eminent domain, such Seller shall promptly notify Purchaser, and at the election of Purchaser this Agreement shall, upon the giving of Notice of such event or of the condemning authorities’ intention so to take such Property, either (i) terminate with respect only to the impacted Property, but the Closing shall proceed with respect to the remaining Properties (with the Purchase Price reduced by the Allocated Purchase Price of the impacted Property) or (ii) terminate in its entirety. If Purchaser does not elect to terminate this Agreement prior to the Closing Date, on the Closing Date all of the proceeds of any award or payment made or to be made by reason of such taking shall be assigned by such Seller to Purchaser, and any money theretofore received by such

Seller in connection with such taking shall be paid over to Purchaser, whereupon Purchaser shall pay the Purchase Price without abatement by reason of such taking. Such Seller shall not settle, agree to, or accept any award or payment in connection with a taking of less than all of the Property without obtaining Purchaser’s prior written consent in each case, which consent shall not be unreasonably withheld or delayed. As used in this Section, “material portion,” “material rights” or “materially adversely affect” means, with respect to a Property, a taking or condemnation that (a) would reduce available parking below that required by, or in general cause a violation of, any Legal Requirements or any Permitted Exceptions, (b) would result in a condemnation award reasonably estimated to exceed ten percent (10%) of such Property’s Allocated Amount, (c) would result in a condemnation award that, when combined with the amount of all other condemnation awards for takings or condemnations affecting any of the other Properties, would reasonably be estimated to exceed two and one-half percent (2.5%) of the Purchase Price, (d) would impair reasonable access to the Property without comparable substitute access acceptable to Purchaser being available or (e) would give any Required Tenant the right to terminate its Lease (which right has not then been waived in writing by all such Required Tenants).
XII.14.Construction of Agreement. The parties hereto have negotiated this Agreement at length, and have had the opportunity to consult with, and be represented by, their own competent counsel. This Agreement is, therefore, deemed to have been jointly prepared. In determining the meaning of, or resolving any ambiguity with respect to, any word, phrase or provision of this Agreement, no uncertainty or ambiguity shall be construed or resolved against any party under any rule of construction, including the party primarily responsible for the drafting and preparation of this Agreement. The words “herein,” “hereof,” “hereunder” and words of similar reference mean and refer to this Agreement. The words “this Agreement” include the exhibits, schedules addenda and any future written modifications, unless otherwise indicated by the context. The words “will,” “shall” and “must” in this Agreement indicate a mandatory obligation. All dollar amounts set forth in this Agreement are stated in United States Dollars, unless otherwise specified. The words “day” and “days” refer to calendar days unless otherwise stated. The words “business day” refer to a day other than a Saturday, Sunday or Legal Holiday (hereinafter defined). The words “month” and “months” refer to calendar months unless otherwise stated. The words “year” and “years” refer to calendar years unless otherwise stated. If any date herein set forth for the performance of any obligations by Sellers or Purchaser or for the delivery of any instrument or notice as herein provided should fall on a Saturday, Sunday or Legal Holiday, the compliance with such obligations or delivery will be deemed acceptable on the next business day following such Saturday, Sunday or Legal Holiday. As used herein, the term “Legal Holiday” will mean any local or federal holiday on which post offices are closed in the District of Columbia.
XII.15.Bulk Transfers. The Sellers and Purchaser specifically waive compliance with the applicable provisions of the Uniform Commercial Code – Bulk Transfers, with any similar provision under any similar provisions in the laws of the state, county, and city in which any of the Properties is located, to the extent such provisions may be waived under the applicable Legal Requirement.

XII.16.Intentionally Omitted.
XII.17.Press Releases; Confidentiality. Each of Sellers and Purchaser agrees that the initial press release to be issued announcing the transactions contemplated by this Agreement shall be in a form mutually agreed by Sellers and Purchaser. Sellers and Purchaser each hereby covenants that prior to the Closing any written press release, statement or other public disclosure or portion thereof discussing the transactions contemplated by this Agreement, as applicable (a “Release”), shall be subject to the review and approval of both parties (which approval shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, (i) if either Sellers or Purchaser (the “Required Party”) is required by law or public company financial or securities exchange reporting requirements (including GAAP) to issue a Release prior to the Closing, the Required Party shall, at least two (2) Business Days prior to the issuance of the same, deliver a copy of the proposed Release to the other party (the “Reviewing Party”) for its review and approval, which approval shall not be unreasonably withheld, conditioned or delayed and provided, further, that if the Reviewing Party does not notify the Required Party that the proposed Release is approved or disapproved within such two (2)-Business Day period, then such Reviewing Party shall be deemed to have approved such Release; and (ii) nothing in this Section 12.17 shall prohibit Purchaser or Sellers from (a) complying with any obligations required by law or any applicable securities exchange requirements, (b) disclosing information that has previously been disclosed in Releases previously disseminated in compliance with this Section 12.17 or otherwise consistent with (and not materially expansive of) any such previous Releases, or (c) discussing the substance or any relevant details of the transactions contemplated in this Agreement with any of Purchaser’s or Sellers’, as applicable, attorneys, accountants, professional consultants and/or financial advisors; any exchange on which Purchaser or any Seller, as applicable, is listed; any rating agencies; any of Purchaser’s or Sellers’, as applicable, investors, analysts, bondholders or lenders; any of Purchaser’s or Sellers’, as applicable, insurance brokers, insurers or underwriters; any of Purchaser’s or Sellers’, as applicable, vendors; or any of Purchaser’s or Seller’s, as applicable, respective attorneys, accountants, professional consultants and/or financial advisors of the foregoing, as the case may be, either on a confidential basis or otherwise consistent with (and not materially expansive of) any information in Releases previously disseminated in compliance with this Section 12.17. Subject to the preceding sentences of this Section 12.17, prior to Closing, Purchaser and the Sellers (each, a “Disclosing Party”) shall refrain, and shall cause their agents and representatives to refrain, from disclosing in any manner whatsoever, (a) the information provided to such party by any other party to this Agreement or their representatives (each, a “Receiving Party”), or (b) any analyses, compilations, studies or other documents or records prepared by or on behalf of the Receiving Party, in connection with the transaction contemplated by this Agreement, without first obtaining the written consent of the Disclosing Party (collectively, “Proprietary Information”). The foregoing shall not preclude the Receiving Party (i) from discussing the Proprietary Information with any person who is employed by the Receiving Party or who, on behalf of the Receiving Party, is actively and directly participating in the purchase and sale of all of the Properties, including, without limitation, to the Receiving Party’s shareholders, partners, members, existing or prospective lenders, attorneys, accountants and other consultants and advisors, or (ii) from complying with all laws, rules, regulations and court orders, including, without limitation, governmental regulatory, disclosure, tax and reporting requirements;

provided, however, that if the Receiving Party is required by applicable law or legal process to disclose any Proprietary Information, the Receiving Party agrees to furnish only that portion of the Proprietary Information which the Receiving Party is legally compelled to disclose and to use its commercially reasonable efforts to obtain assurance that, if possible, confidential treatment will be accorded to the Proprietary Information. The Receiving Party shall inform its respective representatives of the confidential nature of the Proprietary Information and shall direct them to be bound by the terms of this section. In addition to any other remedies available to the Disclosing Party, the Disclosing Party shall have the right to seek equitable relief, including, without limitation, injunctive relief or specific performance, against the Receiving Party in order to enforce the provisions of this section. The provisions of such confidentiality agreement shall survive any termination of this Agreement. Except as otherwise expressly provided in this Agreement, Purchaser agrees not to contact, directly or indirectly, any personnel at any of the Properties prior to the Closing Date, and agrees to be liable for all of the Sellers’ damages in the event of any such contact by Purchaser or any of its agents or representatives.
XII.18.No Third-Party Beneficiaries. Except as otherwise expressly provided herein, the Sellers and Purchaser agree that there are no third parties who are intended to benefit from or who are entitled to rely on any of the provisions of this Agreement. No third party shall be entitled to assert any claims or to enforce any rights whatsoever pursuant to this Agreement. Except as otherwise expressly provided herein, the covenants and agreements provided in this Agreement are solely for the benefit of the Sellers and Purchaser and their permitted successors and assigns respectively.
XII.19.Email Signatures. The execution of this Agreement and all Notices given hereunder and all amendments hereto, may be effected by electronic delivery of signatures (including by means of “DocuSign”), all of which shall be treated as originals. Purchaser and the Sellers each intend to be bound by its respective electronically-delivered signature, and is aware that the other party will rely thereon, and each party waives any defenses to the enforcement of the Agreement, and documents, and any Notices delivered by electronic transmission.
XII.20.Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.
XII.21.Consents and Approvals. Except as otherwise expressly provided herein, any approval or consent provided to be given by a party hereunder may be given or withheld in the absolute discretion of such party.
XII.22.WAIVER OF JURY TRIAL. THE PARTIES HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF

LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
XII.23.1031 Exchange. The Sellers and/or Purchaser (or a parent entity of a Seller or the Purchaser that is recognized as a separate entity for federal income tax purposes) may consummate the sale of the Properties as part of a so-called like kind exchange (an “Exchange”) pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the “Code”), in accordance with the following provisions:
XII.23.1. If the Sellers or Purchaser elects to effectuate an Exchange, and such Exchange cannot be effected for any reason, the Sellers and Purchaser shall be obligated to close the transaction as a purchase and sale pursuant to the terms of this Agreement.
XII.23.2. To exercise its right under this Section 12.23 to exchange, rather than sell or purchase, as applicable, all or some of the Properties, the Sellers or Purchaser, as applicable, shall provide the other party with a written statement stating its intent to enter into an Exchange not later than ten (10) days prior to the Closing Date.
XII.23.3. If the Sellers or Purchaser exercises its right to exchange, rather than sell or purchase, as applicable, all or some of the Properties, the Sellers may, on or before the Closing Date, assign its rights under this Agreement to a “qualified intermediary”, as defined in Treasury Regulations Section 1.1031(k)-1(g)(4) (the “Accommodator”) or an Exchange Accommodation Titleholder (“EAT”), or transfer such Properties to the Accommodator or the EAT, subject to all of Purchaser’s rights and remedies under this Agreement, including, without limitation, Purchaser’s right to acquire such Properties at the Closing or Purchaser may, on or before the Closing Date, assign its rights under this Agreement to an Accommodator or an EAT, or direct the Sellers to convey such Properties to an Accommodator or an EAT at Closing, subject to all of the Sellers’ rights and remedies under this Agreement; provided, however, that the Sellers or Purchaser shall notify the other party of the identity of the Accommodator or EAT within five (5) days after designation of same, and further provided that the party designating an Accommodator or EAT (the “Designating Party”) shall remain liable for the performance of all obligations, representations, warranties and covenants of the Designating Party hereunder. If Sellers elect to use an Accommodator or EAT, all payments that Purchaser is obligated to make to the Sellers under this Agreement shall be made to such Accommodator or EAT and not to the Sellers. If Purchaser elects to use an Accommodator or EAT, Sellers shall convey the applicable properties to such Accommodator or EAT and not the Purchaser. Purchaser and the Sellers agree to cooperate with each other and the Accommodator or EAT in arranging the Exchange. The party which is not the Designating Party (the “Non-Designating Party”) shall execute any documents reasonably requested by the Designating Party and the Accommodator or EAT to facilitate the Exchange as a like-kind exchange under Section 1031 of the Code and the Treasury Regulations effective thereunder at the time of Closing hereunder, including, but not limited to, any appropriate amendments to this Agreement, any acknowledgements of assignments to an Accommodator or EAT, and any appropriate escrow instructions; provided, however, that no such document shall adversely affect the Non-Designating Party in any respect or change any of the economic terms and conditions of the transaction with respect to the Non-Designating Party or modify or limit the Non-Designating Party’s rights and remedies under this Agreement. The Non-Designating Party shall not be obligated to incur any costs, expenses, losses, liabilities or damages greater than those the Non-Designating Party would have incurred had the Designating Party not elected to effect an exchange. The Designating Party shall reimburse the Non-Designating Party on demand for all costs and expenses incurred by the Non-Designating Party in excess of those that would have been incurred if the Designating Party had not elected to effect an Exchange.
XII.23.4. In no event shall the Non-Designating Party be obligated to acquire title to any other property, in connection with such Exchange. In the event the Purchaser is the Non-Designating Party, Purchaser’s sole obligation in connection with any Exchange shall be to acquire the Property from the Sellers or their assignee in exchange for the Purchase Price in accordance with the terms of this Agreement. The Designating Party agrees to defend, indemnify, and hold the Non-Designating Party free and harmless from all costs, expenses, losses, damages or liability, including but not limited to reasonable attorney’s fees and costs of suit, arising out of or in connection with any Exchange and the Non-Designating Party's cooperation hereunder. Each party acknowledges that neither of them is making any representations, and neither of them is relying on any representations of the other party or the other party's counsel, with respect to the federal, state or local income tax treatment of either of them in connection with this transaction, and neither party shall have any liability in connection with any tax treatment received by either of them in connection with this transaction, including, without limitation, any failure of this transaction to qualify as an Exchange under Section 1031 of the Code.
12.24    Further Assurances. If the Closing occurs, then the parties agree to take such further actions and execute such additional documents and instruments as may be reasonably required in order to carry out the terms of this Agreement such as correcting a so-called scrivener’s error; provided, however, that in no event shall a party be required to take such action or execute any document or instrument that would increase the costs, liabilities or obligations of such party. The terms of this Section shall survive the Closing for a period of nine (9) months.

12.25    Exclusivity. Seller agrees that, during the period commencing on the Effective Date and ending on the earlier of (i) the Closing Date or (ii) the termination of this Agreement (the “Exclusivity Period”), Seller shall not, and shall not authorize or permit any Affiliate of Seller (or authorize or permit any officer, director, agent or representative of Seller or such Affiliate of Seller) to (a) directly or indirectly solicit, pursue or negotiate with any person or entity other than Purchaser (and its agents and other representatives) with respect to an Alternative Transaction or (b) to furnish or cause to be furnished any confidential information regarding the Purchaser or the Property to any person or entity who Seller or such Affiliate knows or has reason to believe is considering an Alternative Transaction.  As used herein, “Alternative Transaction” means any sale or other disposition of the Property or Seller’s interest in the Property to a person or entity other than the Purchaser. The parties agree that irreparable damage would occur in the event the parties did not perform their respective obligations in accordance with the terms hereof and that the parties shall be entitled to seek injunctive relief for any violation of the terms hereof, in addition to any other remedy at law or equity.

XIII. DISTRICT OF COLUMBIA DISCLOSURES.
1.Soil Disclosure. With respect to the DC Properties only, the characteristic of the soil of each Real Property, as described by the Soil Conservation Service of the U.S. Department of Agriculture in the Soil Survey Book of the District of Columbia (area 11) published in July, 1976, and as shown on the Soil Maps of the District of Columbia at the back of that publication, is Urban Land. For further information, Purchaser may contact a soil testing laboratory, the District of Columbia Department of Environmental Services or the Soil Conservation Service of the U.S. Department of Agriculture. The foregoing is given pursuant to requirements of the District of Columbia Code and is not intended, and shall not be construed as, limiting the conditions set forth herein with respect to Purchaser’s right to make investigations, tests and studies satisfactory to it.
2.Underground Storage Tanks. With respect to the DC Properties only, in accordance with the requirements of Section 3(g) of the District of Columbia Underground Storage Tank Management Act of 1990, as amended by the District of Columbia Underground Storage Tank Management Act of 1990 Amendment Act of 1992 (the “Act”), each Seller has informed Purchaser, and hereby re-informs Purchaser, that, except as set forth in any Phase I or Phase II Environmental Site Assessments delivered by Seller to Purchaser in connection with the transactions contemplated by this Agreement, such Seller has no knowledge of the existence or removal, during Seller’s ownership of the Real Property, of any underground storage tanks at or from the Real Property, as that term is defined in the Act. Each Seller of the DC Properties has delivered to Purchaser a completed and executed Underground Storage Tank Real Estate Transfer Disclosure Form attached hereto as Exhibit N (the “UST Disclosure Forms”). This disclosure notice and the UST Disclosure Forms were provided to Purchaser prior to entering into this Agreement.

[Signatures are on the following page.]

XIV. EXECUTION
IN WITNESS WHEREOF, the parties hereto have caused this Purchase and Sale Agreement to be executed as of Effective Date.
            PURCHASER:
BPG ACQUISITIONS LLC,
a Delaware limited liability company

By:    /s/ Robert Swennes
Name:    Robert Swennes
Title:     Senior Vice President - Investments

[Signatures continue on the following page]

[Signature Page to Purchase and Sale Agreement]

SELLERS:

As to 1600 Wilson Boulevard and Silverline Center (7900 Westpark Drive)

WRIT LIMITED PARTNERSHIP,
a Delaware limited partnership

By:     Washington Real Estate Investment Trust,
    a Maryland real estate investment trust,
    its general partner

By:    /s/ Andrew Leahy
Name:    Andrew Leahy
Title:    Vice President - Investments

As to Arlington Tower (1300 N 17th Street)

WASHREIT ARLINGTON TOWER LLC,
a Delaware limited liability company

By:    /s/ Andrew Leahy
Name:    Andrew Leahy
Title:    Vice President - Investments

As to 515 King Street

WASHREIT 515 KING ST LLC,
a Delaware limited liability company

By:    /s/ Andrew Leahy
Name:    Andrew Leahy
Title:    Vice President - Investments

[Signature Page to Purchase and Sale Agreement]

As to Courthouse Square (510 and 526 King Street)

WASHREIT COURTHOUSE SQUARE LLC,
a Delaware limited liability company

By:    /s/ Andrew Leahy
Name:    Andrew Leahy
Title:    Vice President - Investments

As to Fairgate at Ballston

WRIT FAIRGATE LLC,
a Delaware limited liability company

By:     Washington Real Estate Investment Trust,
    a Maryland real estate investment trust,
    its general partner

By:    /s/ Andrew Leahy
Name:    Andrew Leahy
Title:    Vice President - Investments

As to 1901 Pennsylvania Ave NW

WASHREIT 1901 PENNSYLVANIA AVE TRUSTEE LLC, a Delaware limited liability company

By:    /s/ Andrew Leahy
Name:    Andrew Leahy
Title:    Vice President - Investments

As to 1220 19th Street NW

WASHREIT 1220 19TH ST TRUSTEE LLC,
a Delaware limited liability company

By:    /s/ Andrew Leahy
Name:    Andrew Leahy
Title:    Vice President - Investments

[Signature Page to Purchase and Sale Agreement]

As to 2000 M Street NW

WASHREIT 2000 M ST TRUSTEE LLC,
a Delaware limited liability company

By:    /s/ Andrew Leahy
Name:    Andrew Leahy
Title:    Vice President - Investments

As to 1140 Connecticut Avenue NW

WRIT 1140 CT LLC,
a Delaware limited liability company

By:    /s/ Andrew Leahy
Name:    Andrew Leahy
Title:    Vice President - Investments

As to the Army Navy Building (1627 Eye Street NW)

WRIT ANC LLC,
a Delaware limited liability company

By:    /s/ Andrew Leahy
Name:    Andrew Leahy
Title:    Vice President - Investments

As to 1775 Eye Street NW

WRIT 1775 EYE STREET LLC,
a Delaware limited liability company

By:    /s/ Andrew Leahy
Name:    Andrew Leahy
Title:    Vice President - Investments
[Signature Page to Purchase and Sale Agreement]

WashREIT Guaranty

Washington Real Estate Investment Trust, a Maryland real estate investment trust (“Guarantor”), acknowledges that it owns 100% of the direct or interests in Sellers and will receive substantial economic and other benefits from Sellers’ execution and delivery of this Agreement and the consummation of the transactions contemplated in this Agreement.  Guarantor guarantees to Purchaser the payment of all sums that Purchaser may be entitled to receive from Sellers by reason of any claim made by Purchaser under Section 9.3 of the Agreement.  Guarantor hereby waives, to the extent waivable by applicable law, any and all (a) defenses, offsets, counterclaims, demands, protests, presentments and notices of every kind and nature (except for mandatory counterclaims), and (b) legal requirements that Purchaser institute any action or proceeding at law or in equity against Seller or any other person or entity before pursuing a claim against Guarantor.  Guarantor acknowledges and agrees that any amendments made to this Agreement without Guarantor’s consent shall not affect the validity or enforceability of this Guaranty. Guarantor’s obligations under this Guaranty shall survive the Closing until the Survival Date (or such longer period as may be required to resolve any claim brought by Purchaser against Sellers as provided in Section 9.5 of the Agreement.)

WASHINGTON REAL ESTATE INVESTMENT TRUST, a Maryland real estate investment trust

By:    /s/ Andrew Leahy
Name:    Andrew Leahy
Title:    Vice President - Investments

[Guaranty]

EXHIBIT A-1

PROPERTIES AND SELLERS

	Property	Address	Seller

1	1600 Wilson Boulevard	1600 Wilson Boulevard, Arlington, VA	WRIT Limited Partnership
2	Silverline Center	7900 Westpark Drive, Tysons, VA	WRIT Limited Partnership
3	Arlington Tower	1300 North 17th Street, Arlington, VA	WashREIT Arlington Tower LLC
4	515 King Street	515 King Street, Alexandria, VA	WashREIT 515 King St LLC
5	Courthouse Square	510 and 526 King Street, Alexandria, VA	WashREIT Courthouse Square LLC
6	Fairgate at Ballston	1005 N Glebe Rd, Arlington, VA	WRIT Fairgate LLC
7	1901 Pennsylvania NW	1901 Pennsylvania Avenue, N.W., Washington, D.C.	WashREIT 1901 Pennsylvania Ave Trustee LLC
8	1220 19th Street NW	1220 19th Street, N.W., Washington, D.C.	WashREIT 1220 19th Street Trustee LLC
9	2000 M Street NW	2000 M Street, N.W., Washington, D.C.	WashREIT 2000 M St Trustee LLC
10	1140 Connecticut Avenue NW	1140 Connecticut Avenue, N.W., Washington, D.C.	WRIT 1140 CT LLC
11	The Army Navy Building	1627 Eye Street, N.W., Washington, D.C.	WRIT ANC LLC
12	1775 Eye Street NW	1775 Eye Street, N.W., Washington, D.C.	WRIT 1775 Eye Street LLC

EXHIBIT A-2

LEGAL DESCRIPTION OF PROPERTIES

1600 Wilson Boulevard (Arlington, VA)1

All that certain lot or parcel of land situated, lying and being in Arlington County, Virginia, and being more particularly described as follows:

[Proposed Parcel A-1], containing 0.82746 acres, more or less, as shown on the plat entitled, “The Resubdivision of Parcel “A” WRIT Rosslyn Center” and attached to the [Deed of Subdivision and Easement] dated ___ and recorded ___ as Instrument No. ___, among the Land Records of Arlington County, Virginia.

[AND BEING a portion of the land described as follows:

Parcel A, containing 1.96515 acres, more or less, being shown on plat entitled “Plat Showing Parcel A, Writ Rosslyn Center, Being the Vacation, Rededication, and Resubdivision of Lots 18, 20, 22 through 27, 29, and Part of Lots 28 and 30, Block 1, Wharton’s Addition to Fort Myer Heights”, which plat is attached to Deed of Resubdivision dated March 25, 2005 and recorded in Deed Book 3822 at page 1546, among the Land Records of Arlington, Virginia.

NOTE FOR INFORMATIONAL PURPOSES ONLY:
RPC No. [for Proposed Parcel A-1]: to be assigned
RPC No. [for Parcel A]: 17-010-037

Silverline Center (7900 Westpark Drive, Tysons, VA)

All that certain lot or parcel of land situated, lying and being in Fairfax County, Virginia, and being more particularly described as follows:

BEGINNING at a pipe set on the northerly right of way of the Access Ramp from the Capital Beltway, Route 495, to Dolley Madison Boulevard, Route 123, said point being 298.12 feet measured along the arc of a circle having a radius of 550.87 feet from a pipe, a common corner to Westpark Associates and to Lerner and Ammerman, Trustees; thence through the Property of Westpark Associates, curving to the left 362.41 feet measured along the arc of a circle having a radius of 266.00 feet, the chord being N 10° 09' 13" W, 335.02 feet to a pipe set; thence N 49° 11' 04" W, 317.92 feet to a pipe set; thence curving to the right 37.53 feet measured along the arc of a circle having a radius of 25.00 feet, the chord being N 06° 11' 06" W, 34.10 feet to a pipe set; thence continuing through Westpark Associates, N 36° 48' 56" E, 342.58 feet to a pipe set, S 49° 11' 04" E, 522.00 feet to a pipe set and S 40° 48' 56"W, 16.00 feet to a pipe set; S 49° 11' 04" E, 402.33 feet to a pipe set on the northerly right of way of aforesaid Access Ramp from Capital Beltway, Route 495 to Dolley Madison Boulevard, Route 123, said pipe being 58.53 feet measured along the arc of a circle having a radius of 351.97 feet; thence with said right of way, curving to the right 317.94 feet measured along the arc of a circle having a radius of 351.97 feet, the chord being S 57° 02' 54” W, 307.24 feet to a Virginia Department of Highways monument; thence continuing with said right of way, S 82° 43' 00" W, 192.75 feet to a Virginia Department of Highways monument; thence curving to the left 147.44 feet measured along the arc of a circle having a radius of 550.87 feet, the chord being S 75° 03' 26" W, 147.00 feet to the point of beginning, containing 7.9031 Acres, more or less.

ALSO KNOWN AS:

BEGINNING at a pipe at the northwesterly corner of the herein described property, said pipe being a southwesterly corner to the McLean Hotel Associates property and in the easterly right-of-way of Jones Branch Drive; thence, with the common lines between McLean Hotel Associates and Spaceplex, Inc. the following courses and distances: S 49° 11' 04" E, 521.95' to a pipe; S 40° 58' 50" W, 16.03' to a pipe; S49° 09' 00" E, 401.99' to a pipe on the northerly right-of-way line of an access ramp for the Capital Beltway, Route 495. Thence with the said right-of-way the following courses and distances: curving to the right, 317.94', measured along the arc of a circle having a radius of 351.97', the chord being S 57° 04' 48", 307.24' to a pipe; S 82° 49' 05" W, 192.64' to a pipe; curving to the left 147.44', measured along the arc of a circle having a radius of 550.87', the chord being S 75° 04' 05" W, 147.00' to a pipe on the easterly right-of-way of Westpark Drive. Thence with the easterly right-of-way of Westpark Drive the following courses and distances: curving to the left 362.41', measured along the arc of a circle having a radius of 266.00', the chord being N 10° 08' 34" W, 335.02’ to a pipe; N 49° 10' 25" W, 317.13' to a pipe; curving to the right, 37.53', measured along the arc of a circle having a radius of 25.00', the chord being N 06° 10' 58" W, 34.09' to a pipe on the easterly right-of-way of Jones Branch Road; Thence with Jones Branch Road N 36° 48' 56" E, 342.38' to the beginning and containing 7.8958 acres of land, more or less.

NOTE FOR INFORMATIONAL PURPOSES ONLY: Tax Map No. 029-4-07-0006A

Arlington Tower (1300 North 17th Street, Arlington, VA)

All that certain lot or parcel of land together with all improvements thereon located and being in the County of Arlington, Virginia and being more particularly described as follows:

TRACT 1:

Parcels 1 and 2, Stevens Addition to Rosslyn, as the same appear duly dedicated, platted and recorded in Deed Book 1030 at page 237 among the Land Records of Arlington County, Virginia; more particularly described as follows:

Beginning at a point on the westerly right-of-way line of North Fort Myer Drive, variable width right-of-way, point of beginning being a corner common to Knickerbocker Properties, point of beginning also being within a public street easement for 17th Street North; thence running with the westerly right-of-way line of North Fort Myer Drive the following: South 00 degrees 30' 00" East 166.83 feet to a point and South 15 degrees 47' 00" West 34.54 feet to a point in the northerly line of the property of First American Bank of Virginia, Trustee; thence running with the line of First American Bank of Virginia, Trustee, South 89 degrees 30' 00" West 257.04 feet to a point in the easterly line of Belvedere condominium; thence running with a portion of the line of the Belvedere condominium and continuing with the easterly line of Lot 9, part of Lot 8 and Lot 7A, Wharton's addition to Fort Myer Heights, North 01 degrees 16' 00" West 200.00 feet to a point in the line of Lot 7A at a corner common to Knickerbocker Properties; thence running with the southerly line of Knickerbocker Properties North 89 degrees 30' 00" East 269.40 feet to the point of beginning, containing 53,447 square feet or 1.2270 acres, more or less.

TOGETHER WITH the right of ingress and egress over certain property adjoining the land, as more particularly described in that certain Easement Agreement dated November 15, 1978 and recorded November 17, 1978 in Deed Book 1978 at page 1566, among the aforesaid Land Records.

TOGETHER WITH those rights for storm and sanitary sewer described in that Easements Agreement recorded in Deed Book 1978 at 1586;

FURTHER, TOGETHER WITH the easement rights set forth in that certain Agreement dated September 25, 1978 and recorded September 25, 1978 in Deed Book 1975 at page 1073, among the aforesaid Land Records.

FURTHER, TOGETHER WITH all rights of ingress and egress over certain property adjoining the land as more particularly described in that certain Deed of Easement, which Deed of Easement is dated August 7, 1980 and recorded August 19, 1980 in Deed Book 2018 at page 1445, among the aforesaid Land Records

FURTHER, TOGETHER WITH (1) a non-exclusive Expansion Joint Easement and (2) non- exclusive access rights to Access Area, each as set forth in that certain Easement Agreement dated as of May 5, 2011 and recorded May 5, 2011 in Deed Book 4458 at page 1206, among the aforesaid Land Records of Arlington County, Virginia.

[Legal description may be updated by the parties following the Effective Date]

NOTE FOR INFORMATIONAL PURPOSES ONLY: RPC No.: 17-003-031 and 17-003-032

TRACT 2:

All that certain tract of land containing 27,647.07 square feet, more or less, situated in Arlington County, Virginia, at the intersection of Fort Myer Drive and N. Lynn Street, and known as the "Hessick Tract" as shown on plat approved by the Arlington County Department of Transportation attached to Deed recorded in Deed Book 1958 at page 1636, among the Land Records of Arlington County, Virginia; and more particularly described as follows:

Beginning at a point at the intersection of the westerly line of North Lynn Street, variable width right-of-way, with the northerly line of North Fairfax Drive, variable width right-of-way; thence running with the northerly line of North Fairfax Drive along the arc of a curve to the left, having a radius of 250.18 feet, a chord length of 31.94 feet and a chord bearing of South 73 degrees 09' 38" West, a distance of 31.96 feet to a point of tangency; thence continuing with the northerly right-of-way line of North Fairfax Drive the following: South 69 degrees 30' 02" West 44.18 feet and North 74 degrees 22' 35" West 55.85 feet to a point in the easterly line of North Fort Myer Drive, variable width right-of-way; thence running with the easterly line of North Fort Myer Drive the following: along the arc of a curve to the right having a radius of 700.62 feet, a chord length of 47.69 feet and a chord bearing of North 14 degrees 05' 23" West a distance of 47.70 feet to a point, and North 00 degrees 43' 35" West 103.28 feet to a point being a corner common to the property of Gateway Virginia Properties; thence running with the southerly line of Gateway Virginia Properties North 89 degrees 16' 25" East 223.37 feet to a point in the westerly line of North Lynn Street; thence running with the westerly right-of-way of North Lynn Street the following: South 27 degrees 39' 08" West 144.33 feet and South 50 degrees 03' 14" West 23.10 feet to the point of beginning, containing 27,644 square feet or 0.6346 acre, more or less.

NOTE FOR INFORMATIONAL PURPOSES ONLY: RPC No.: 17-002-002

515 King Street (Alexandria, VA)

All that certain lot or parcel of land together with all improvements thereon located and being in the City of Alexandria, Virginia, and being more particularly described as follows:

Premises known as Lot 702, Resubdivision of Property formerly owned by First and Citizens National Bank as the name appears duly dedicated, platted and recorded in Deed Book 690 at page 559, among the Land Records of the City of Alexandria, and being more particularly described as follows:

BEGINNING at the northeasterly intersection of King Street and North St. Asaph Street; thence running with North St. Asaph Street:

N 9 degrees 30 minutes E, 151.58 feet; thence departing North St. Asaph Street and running with Area “B”

S 80 degrees 55 minutes E, 127.97 feet; thence

S 9 degrees 30 minutes W, 9.18 feet; thence

S 79 degrees 23 minutes 10 seconds E, 22.16 feet to Outlot “A”; thence with Outlet “A”

S 09 degrees 03 minutes 03 seconds W, 141.83 feet to the north side of King Street; thence with King Street

N 80 degrees 55 minutes W, 154.28 feet to the point of beginning and containing an area of 22,627 square feet of land, more or less.

Together with rights pursuant to Deed of Resubdivision and Bargain and Sale dated November 20, 1968 and recorded November 29, 1968 in Deed Book 690 at page 559, and plat attached thereto.

NOTE FOR INFORMATIONAL PURPOSES ONLY: Tax Map No. 074.02-04-01 (DB #12054120)

Courthouse Square (510 and 526 King Street, Alexandria, VA)

All of the air rights located at and above the horizontal place established by elevation 35.0 feet (United States Coast Geodetic Survey datum) above the property located in the City of Alexandria, Virginia which is described as follows:

Beginning at the intersection of the south side of King Street and the west side of South Pitt Street;

thence with the west side of South Pitt Street South 9 degrees 30 minutes 00 seconds West, 137.00 feet; thence departing from the side of South Pitt Street and running through the land of the Alexandria Redevelopment and Housing Authority the following courses and distances:

North 80 degrees 55 minutes 00 seconds West, 93.60 feet to a point,

North 9 degrees 30 minutes 00 seconds East, 17.17 feet to a point,

North 80 degrees 55 minutes 00 seconds West, 58.00 feet to a point,

South 9 degrees 30 minutes 00 seconds West, 17.17 feet to a point,

North 80 degrees 55 minutes 00 seconds West, 95.23 feet to a point lying in the east side of South St. Asaph Street;

Thence with the east side of South St. Asaph Street, North 9 degrees 30 minutes 00 seconds East,
137.00 feet to the south side of King Street;

Thence with the south side of King Street, South 80 degrees 55 minutes 00 seconds East, 246.83 feet to the point of beginning containing an area of 32,821 square feet.

TOGETHER WITH an easement for ingress and egress and for construction, operation and maintenance of a garage, walls and ceilings, open space, retail and commercial office space, halls, elevators, stairs for a distance of four (4) feet below the horizontal plane established by elevation
35.0 feet set forth above.

AND FURTHER TOGETHER WITH easements for support, ingress and egress, construction, installation, operation, maintenance, repair, replacement, and relocation of any and all utility facilities and lines, including electric, gas, sewer, domestic and storm water and telephone, stairwells, ventilation and elevator services, and mechanical equipment as may be determined by the Grantee, and its assigns, to be desirable and proper for the construction, operation and maintenance of a building initially containing five (5) stories and one hundred twenty-five thousand (125,000) square feet of retail and commercial office space and additions thereto or replacements thereof.

BUT SUBJECT TO an easement for ingress and egress and construction, operation and maintenance of a garage, walls, ceiling, open space, halls, stairs, elevators for a distance of four
(4)feet above the horizontal plane established by elevation 35.0 feet as set forth above.

TOGETHER WITH all right, title and interest in and to all easements, including, but not limited to, a perpetual easement for pedestrian and vehicular, ingress and egress and an easement for installation, operation and maintenance of utility services and other office and commercial building functions, created by that certain Deed of Easement by and between Gadsby Associates Limited Partnership Number 3 and the City of Alexandria, Virginia, dated March 15, 1979, and recorded on March 16, 1979 in Deed Book 936 at page 328, among the Land Records of the City of Alexandria, Virginia.

NOTE FOR INFORMATIONAL PURPOSES ONLY: Tax Map No. 074.02-08-01.0 (DB #11921520)

Fairgate at Ballston (1005 N Glebe Rd, Arlington, VA)

All that certain lot or parcel of land together with all improvements thereon located and being in the County of Arlington, Virginia and being more particularly described as follows:

All of Parcel B-1 as shown on plat of “FAIRGATE AT BALLSTON”, as the same is duly dedicated, platted and recorded December 23, 1986 in Deed Book 2252 at page 40, among the Land Records of Arlington County, Virginia.

TOGETHER WITH exclusive and non-exclusive easements as contained in Declaration of Easements, Covenants, Restrictions and Agreements dated April 17, 1997 and recorded April 21, 1997 in Deed Book 2826 at page 1547, among the aforesaid Land Records.

NOTE FOR INFORMATIONAL PURPOSES ONLY: RPC No.: 14-016-019

1901 Pennsylvania NW (Washington, DC)

All that certain lot or parcel of land together with all improvements thereon located and being in the City of Washington in the District of Columbia and being more particularly described as follows:

Parts of Original Lots 1, 2, and 13 in Square 118; also Lot “M” in Mackall’s subdivision of part of Original Lot 1 in Square 118 as per plat recorded in Liber H.D.C. at folio 56 in the Office of the Surveyor for the District of Columbia, all described in accordance with a plat of survey made by Shepherd, Worthington & Prescott, Inc., August 24, 1961 in one parcel as follows:

BEGINNING at the intersection of the West line of 19th Street with the North line of Pennsylvania Avenue and running with the line of said Avenue, North 65° 59’ West, 98.48 feet to the center line of a party wall; thence with said center line, North 24° 01’ East, 40.50 feet to an angle; thence still with said center line and a prolongation thereof, North 18° 14’ 40” East, 68.63 feet to the South line of a public alley; thence East along said South line, 52 feet to the West line of 19th Street; thence South along said West line, 142.21 feet to the place of beginning.

NOTE: At the date hereof the above described land is designated on the Records of the Assessor of the District of Columbia for assessment and taxation purposes as Lot 818 in Square 118.

1220 19th Street NW (Washington, DC)

All that certain lot or parcel of land together with all improvements thereon located and being in the City of Washington in the District of Columbia and being more particularly described as follows:

Lot 74 in Square 116 in a subdivision made by 1220 19th Street Holdings, as per plat recorded in Liber No. 161 at folio 162 in the Office of the Surveyor for the District of Columbia.

2000 M Street NW (Washington, DC)

All those certain lots or parcels of land together with all improvements thereon located and being in the City of Washington in the District of Columbia and being more particularly described as follows:

PARCEL ONE:

Lot 112 in Square 100 in a subdivision made by Martin W. Juster as per plat recorded in Liber No. 155 at folio 134 in the Office of the Surveyor for the District of Columbia.

NOTE: At the date hereof the above described land is designated on the Records of the Assessor of the District of Columbia for assessment and taxation purposes as Lot 897 in Square 100.

PARCEL TWO:

Part of closed public alley designated “To vest in the owner of lot 112” shown on plat recorded in the Office of the Surveyor for the District of Columbia in Plat Book 174 at page 87.

EXCEPTING FROM THE ABOVE DESCRIBED property the subsurface of that portion thereof identified as “Parcel G”, as conveyed and described in Deed, Assignment of Interest, Grant of Easement, Acknowledgment and confirmation of Easement, and Perpetual Maintenance Agreement recorded October 22, 1982 as Instrument No. 27038 among the Land Records of the District of Columbia, and in Agreement and Quitclaim Grant recorded March 6, 2017 as Instrument No. 2017025089 among said Land Records, and in Deed recorded March 6, 2017 as Instrument No. 2017025090 among said Land Records; said excepted portion of land now designated as Lot 7002 in Square 100.

NOTE: At the date hereof the above described land is designated on the Records of the Assessor of the District of Columbia for assessment and taxation purposes as Lots 902, 903, and 7001 in Square 100.

TOGETHER WITH the beneficial, non-exclusive easements contained in the Grant of Easement and Perpetual Maintenance Agreement dated September 24, 1981 and recorded October 22, 1982 as Instrument No. 27037, among the Land Records of the District of Columbia.

FURTHER TOGETHER WITH the beneficial, non-exclusive easements contained in the Deed of Easement recorded October 22, 1982 as Instrument No. 27046, among the Land Records of the District of Columbia.

FURTHER TOGETHER WITH the beneficial, non-exclusive easement contained in the Grant of Easement and Perpetual Maintenance Agreement recorded October 22, 1982 as Instrument No.
27042, among the Land Records of the District of Columbia

[legal description subject to further review by the parties following the Effective Date]

1140 Connecticut Avenue NW (Washington, DC

All that certain lot or parcel of land together with all improvements thereon located and being in the City of Washington in the District of Columbia and being more particularly described as follows:

Lot 32 in Square 161 in a subdivision made by The Prudential Insurance Company of America, as per plat recorded in Liber No. 148 at folio 141 in the Office of the Surveyor for the District of Columbia.

The Army Navy Building (1627 Eye Street, NW, Washington, DC)

All that certain lot or parcel of land together with all improvements thereon located and being in the City of Washington in the District of Columbia and being more particularly described as follows:

Part of Lot numbered 46 in Square Numbered 185 in a subdivision made by 1625 Eye Limited Partnership, as the same is recorded in the Office of the Surveyor of the District of Columbia in Book 192 at Page 151, formerly known as all of Lot forty-four (44) in Square One Hundred Eighty- five (185) in a subdivision made by The Army and Navy Club, as the same is recorded in the Office of the Surveyor of the District of Columbia in Book 174 at Page 28.

NOTE: At the date hereof the above described property is designated on the Records of the Assessor for the District of Columbia for assessment and taxation purposes as Lot numbered Eight Hundred Twenty-nine (829) in Square numbered One Hundred Eighty-five (185).

TOGETHER WITH the beneficial, non-exclusive easements contained in the Declaration of Easements and Covenants recorded June 8, 1994 as Instrument No. 47320 in the Land Records of the District of Columbia.

1775 Eye Street NW (Washington, DC)

All that certain lot or parcel of land together with all improvements thereon located and being in the City of Washington in the District of Columbia and being more particularly described as follows:

Lot 60 in Square 126 in a subdivision made by 1775 Eye Street, L.L.C., as per plat recorded in Liber No. 191 at folio 27 in the Office of the Surveyor for the District of Columbia.

EXHIBIT A-3

SELLER INFORMATION

	Property	Seller	Type of Entity	Jurisdiction of Formation
1	1600 Wilson Boulevard	WRIT Limited Partnership	limited partnership	Delaware
2	Silverline Center (7900 Westpark Drive)	WRIT Limited Partnership	limited partnership	Delaware
3	Arlington Tower (1300 North 17th Street)	WashREIT Arlington Tower LLC	limited liability company	Delaware
4	515 King Street	WashREIT 515 King St LLC	limited liability company	Delaware
5	Courthouse Square (510 and 526 King Street)	WashREIT Courthouse Square LLC	limited liability company	Delaware
6	Fairgate at Ballston (1005 N Glebe Rd)	WRIT Fairgate LLC	limited liability company	Delaware
7	1901 Pennsylvania NW	WashREIT 1901 Pennsylvania Ave Trustee LLC	limited liability company	Delaware
8	1220 19th Street NW	WashREIT 1220 19th Street Trustee LLC	limited liability company	Delaware
9	2000 M Street NW	WashREIT 2000 M St Trustee LLC	limited liability company	Delaware
10	1140 Connecticut Avenue NW	WRIT 1140 CT LLC	limited liability company	Delaware
11	The Army Navy Building (1627 Eye Street NW)	WRIT ANC LLC	limited liability company	Delaware
12	1775 Eye Street NW	WRIT 1775 Eye Street LLC	limited liability company	Delaware

EXHIBIT A-4

ALLOCATION OF PURCHASE PRICE AMONG PROPERTIES

	Property	Allocated Share	Allocated Amount
1	1600 Wilson Boulevard	5.57%	$42,700,000
2	Silverline Center (7900 Westpark Drive)	17.98%	$137,750,000
3	Arlington Tower (1300 North 17th Street)	27.22%	$208,550,000
4	515 King Street	1.44%	$11,000,000
5	Courthouse Square (510 and 526 King Street)	3.39%	$26,000,000
6	Fairgate at Ballston (1005 N Glebe Rd)	6.55%	$50,150,000
7	1901 Pennsylvania NW	5.26%	$40,300,000
8	1220 19th Street NW	3.17%	$24,250,000
9	2000 M Street NW	5.48%	$42,000,000
10	1140 Connecticut Avenue NW	5.07%	$38,800,000
11	The Army Navy Building (1627 Eye Street NW)	8.36%	$64,000,000
12	1775 Eye Street NW	10.51%	$80,500,000

EXHIBIT A-5

ALLOCATION OF EACH PROPERTY’S ALLOCATED AMOUNT BETWEEN REAL PROPERTY AND PERSONAL PROPERTY

	Property	Allocated Amount	Amount Allocated to Real Property	Amount Allocated to proper other than Real Property
1	1600 Wilson Boulevard	$42,700,000
2	Silverline Center (7900 Westpark Drive)	$137,750,000
3	Arlington Tower (1300 North 17th Street)	$208,550,000
4	515 King Street	$11,000,000
5	Courthouse Square (510 and 526 King Street)	$26,000,000
6	Fairgate at Ballston (1005 N Glebe Rd)	$50,150,000
7	1901 Pennsylvania NW	$40,300,000
8	1220 19th Street NW	$24,250,000
9	2000 M Street NW	$42,000,000
10	1140 Connecticut Avenue NW	$38,800,000
11	The Army Navy Building (1627 Eye Street NW)	$64,000,000
12	1775 Eye Street NW	$80,500,000

[Columns 3 and 4 to be completed following the Effective Date]

EXHIBIT B

FORM OF
EARNEST MONEY DEPOSIT ESCROW AGREEMENT

ESCROW AGREEMENT EARNEST MONEY DEPOSIT

THIS ESCROW AGREEMENT (this “Escrow Agreement”) is made effective as of June
, 2021 (the “Effective Date”), by and among each of the entities identified as Sellers on the signature page attached hereto (individually and collectively, “Sellers”), BPG Acquisitions LLC, a Delaware limited liability company (together with its successors and/or permitted assigns, “Purchaser” and together with Sellers, the “Parties”) and Fidelity National Title Insurance Company (the “Escrow Agent”).

W I T N E S S E T H :

WHEREAS, Sellers and the Purchaser are parties to the Purchase and Sale Agreement dated as of June , 2021, for the sale of the Properties listed on Exhibit A attached thereto, as such Purchase and Sale Agreement may be amended, modified and/or supplemented from time to time (collectively, the “Purchase Agreement”). Capitalized terms used but not defined in this Escrow Agreement shall have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, pursuant to Section 2.2.1 of the Purchase Agreement, Purchaser has deposited or will deposit with the Escrow Agent funds in the amount of Forty-Seven Million One Hundred Sixty Thousand ($47,160,000) (the “Earnest Money Deposit”);

WHEREAS, the Earnest Money Deposit is to be placed in an interest-bearing account, at CitiBank, N.A., once a completed W-9 is received, under the exclusive supervision of the Escrow Agent, subject to the terms of the Purchase Agreement and this Escrow Agreement, as security for the performance by Purchaser of Purchaser’s obligations under the Purchase Agreement;

WHEREAS, Sellers, Purchaser and the Escrow Agent wish to enter into this Escrow Agreement to provide for the terms under which the Earnest Money Deposit will be held and disbursed; and

WHEREAS, Sellers and Purchaser wish to appoint the Escrow Agent to act as the escrow agent under the terms of this Escrow Agreement, and Escrow Agent has agreed to accept such appointment under the terms of this Escrow Agreement.

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) cash in hand paid and for other good and valuable consideration, the receipt of which is hereby acknowledged by the parties, Sellers, Purchaser and the Escrow Agent hereby agree as follows:

1.The recitals set forth above are incorporated herein by this reference as is set forth in their entirety in this Section 1. The term “Earnest Money Deposit” as used herein shall include any interest earned on the Earnest Money Deposit while in escrow.

2.Sellers and Purchaser hereby appoint and designate the Escrow Agent as the escrow agent for the purposes herein set forth, and the Escrow Agent hereby accepts said appointment. The Escrow Agent acknowledges receipt of a copy of the Purchase Agreement and agrees to comply with and be bound by the terms of the Purchase Agreement, to the extent any provisions thereof apply to the Earnest Money Deposit, this Escrow Agreement or the Escrow Agent. All terms and provisions contained in the Purchase Agreement relating to any of the foregoing are hereby incorporated herein by this reference.

3.When and as required by the Purchase Agreement, Purchaser has delivered or will deliver to the Escrow Agent the Earnest Money Deposit. Upon receipt of the Earnest Money Deposit, the Escrow Agent shall provide written notice to both Sellers and Purchaser acknowledging such receipt, which may be by email. The Earnest Money Deposit shall promptly be placed in an interest-bearing account and all interest accrued thereon shall belong to Purchaser in all circumstances, except as set forth in the Purchase Agreement. At Closing, the Earnest Money Deposit and any interest thereon shall be credited against the cash balance of the Purchase Price to be paid by Purchaser on the Closing Date.

4.The Escrow Agent shall continue to hold or release the Earnest Money Deposit and interest thereon, if any, in accordance with the Purchase Agreement until otherwise directed by joint written instructions signed by Sellers and Purchaser, or by a final order, decree or judgment of a court having competent jurisdiction of the matter; provided, however, that to the extent the Purchase Agreement contains any provisions inconsistent with, or contrary to, the provisions of this Escrow Agreement, the Purchase Agreement shall remain as the agreement of the parties thereto, but Escrow Agent shall be guided by the terms of this Escrow Agreement. If the Purchase Agreement requires that the Earnest Money Deposit be returned to Purchaser, and if Purchaser gives Sellers written notice to that effect, with a copy of such notice being provided to Escrow Agent, then, unless Escrow Agent receives a written objection from Sellers within five (5) Business Days after delivery of such notice to Sellers, Escrow Agent shall promptly return the Earnest Money Deposit and any interest thereon to Purchaser as required by the Purchase Agreement, without any right in Sellers to delay, impede or prevent such disbursement to Purchaser of the Earnest Money Deposit, and the parties shall have no further rights or obligations under this Agreement, at law or in equity. If the Purchase Agreement requires that the Earnest Money Deposit be paid to Sellers (i.e., if the Purchase Agreement is terminated and Purchaser does not have the right to a refund of the same in accordance with the terms of the Purchase Agreement), and Sellers give Purchaser written notice to that effect, with a copy of such notice being provided to Escrow Agent, then, unless Escrow Agent receives a written objection from Purchaser within five (5) Business Days after delivery of such notice to Purchaser, Escrow Agent shall promptly pay the Earnest Money Deposit and any interest thereon to Sellers as required by the Purchase Agreement, without any right in Purchaser to delay, impede or prevent such disbursement to Sellers of the Earnest Money Deposit, and the parties shall have no further rights or obligations under this Agreement, at law or in equity. If Escrow Agent shall have received a written notice of objection within the time herein prescribed, Escrow Agent shall retain the same until such dispute between Purchaser and Seller has been settled (i) by mutual agreement of the Seller and the Purchaser or (ii) by a final order, decree or judgment of a court having competent jurisdiction of the matter, and the Escrow Agent shall make payment of the Earnest Money Deposit (and interest thereon) as the parties may have mutually agreed or in accordance with such final order, decree or judgment.

5.Sellers and Purchaser each agree to deliver to the Escrow Agent, upon request, such further instruments and documents as may be reasonably requested by the Escrow Agent in order to effectuate the terms and conditions of this Escrow Agreement or supervise the investment, maintenance and disbursement of the Earnest Money Deposit.

6.In no event shall the Escrow Agent be liable for any act or failure to act under the provisions of the Purchase Agreement or this Escrow Agreement except where Escrow Agent’s acts are the result of its gross negligence, willful misconduct, fraud or beach of the terms of this Escrow Agreement by Escrow Agent or its agents, employees, or representatives. Accordingly, the Escrow Agent shall not incur any such liability with respect to (a) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of the Escrow Agent under this Escrow Agreement or the Purchase Agreement, or (b) any action taken or omitted in reliance on any instrument, including any written notice or instruction provided for in the Purchase Agreement, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a person or persons having authority to sign or present such instrument, and to conform with the provisions of this Escrow Agreement. Sellers and Purchaser hereby jointly and severally indemnify the Escrow Agent against any loss, liability, or damage (including reasonable and documented costs of litigation and reasonable and documented attorneys’ fees, in each case actually incurred by Escrow Agent) arising from and in connection with the performance of the Escrow Agent’s duties under the Escrow Agreement, except for any loss, costs, damages or expenses arising by reason of the Escrow Agent’s gross negligence, willful misconduct, fraud or beach of the terms of this Escrow Agreement by Escrow Agent or its agents, employees, or representatives. In the event of a dispute between any of the parties hereto sufficient in the sole discretion of Escrow Agent to justify its doing so, Escrow Agent shall be entitled to tender unto the registry or custody of any court of competent jurisdiction all funds comprising the Earnest Money Deposit in its hands held under the terms of this Agreement, together with such legal pleading as it deems appropriate, and thereupon be discharged.

7.The Earnest Money Deposit shall be deposited by the Escrow Agent into a separate escrow account (the “Escrow Account”) at CitiBank, N.A. (the “Depository”), and shall be invested by the Escrow Agent in an interest bearing account. If the financial condition of the financial institution in which the funds are held changes in any adverse way which prohibits the ability of the Escrow Agent to withdraw such funds in accordance with the terms of this Escrow Agreement, then the Escrow Agent may move the Earnest Money Deposit to another financial institution (i) with whom Escrow Agent has open accounts and (ii) reasonably approved by Purchaser and Seller. In no event shall Escrow Agent incur any liability for levies by taxing authorities based upon the taxpayer identification number provided to Escrow Agent and used to establish the Escrow Account. Escrow Agent shall have no liability in the event of failure, insolvency or inability of the Depository to pay such funds, or accrued interest upon demand or withdrawal.

8.All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed delivered by (i) email (in which case delivery shall be deemed to occur upon transmission to the designated email addresses below) or (ii) overnight delivery service

(next business day delivery) (in which case delivery shall be deemed to occur on the next business day at 12:00 noon), as follows:

If to all or any of the Sellers:
c/o Washington Real Estate Investment Trust 1775 Eye Street, NW
Suite 1000
Washington, D.C. 20006 Attention:    ___________

Telephone:    ___________
Email:    ___________

- and -

Attention:    ___________

Telephone:    ___________
E-Mail:    ___________ with a copy to:
DLA Piper LLP (US)
500 Eighth Street NW Washington, D.C. 20004 Attention:    ___________
Telephone:    ___________
Email:    ___________

If to Purchaser:
c/o Brookfield Properties Inc. Brookfield Place
250 Vesey Street, 15th Floor New York, NY 10281-1023
Attention:    ___________
Telephone:    ___________
E-mail:    ___________ with a copy to:
Latham & Watkins LLP 885 3rd Avenue
New York, NY 10022 Attention:    __________
Telephone:    ___________
Email:    ___________

If to Escrow Agent:    Fidelity National Title Insurance Company
485 Lexington Avenue, 18th Floor New York, New York 10017
Attention:    ___________
Telephone:    ___________
Email:    ___________

with a copy to the Sellers or to Purchaser, as applicable.

9.This Escrow Agreement and the rights and obligations under this Escrow Agreement shall be governed by and construed in accordance with the laws of the District of Columbia, without reference to the choice of law doctrine of such jurisdiction.

10.This Escrow Agreement is irrevocable and may only be amended by a written amendment executed by all the parties hereto.

11.At the request of either Seller or Purchaser, Escrow Agent shall promptly confirm in writing, including by email: (a) that Escrow Agent continues to hold the Earnest Money Deposit (or describing how Escrow Agent has released it in compliance with this Agreement) and (b) the bank account in which Escrow Agent is holding the Earnest Money Deposit.

11. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Escrow Agreement may be executed and delivered by facsimile, PDF, or by means of “DocuSign.”

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed effective as of the date first herein before written.

PURCHASER:

BPG ACQUISITIONS LLC,
a Delaware limited liability company

By: _____________________________________ Name: _____________________________________ Title: _____________________________________

SELLERS:
________, a ________

By: __________________________________ Name: __________________________________ Title: __________________________________

ESCROW AGENT:
FIDELITY NATIONAL TITLE INSURANCE COMPANY

By: __________________________________ Name: __________________________________ Title: __________________________________

[Signature Page to Earnest Money Deposit Escrow Agreement]

EXHIBIT C-1

FORM OF DC DEED (EXCEPT FOR 2000 M STREET PROPERTY) SPECIAL WARRANTY DEED

AFTER RECORDING PLEASE RETURN TO:

_____________

_____________

SPECIAL WARRANTY DEED

This SPECIAL WARRANTY DEED ("Deed") is made this _______, 2021, by __________, a _______ ________, whose address is ____________ ("Grantor"), to ________, a __________ __________, whose address is _______________- ("Grantee").

WITNESSETH:

THAT said Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby grants, bargains, sells, alienates, remises, releases, conveys and confirms unto Grantee, in fee simple, all of that certain land situate, lying and being in the District of Columbia, and being more particularly described on Exhibit A attached hereto, together with all improvements situated thereon and all rights, titles and interests appurtenant thereto (the “Property”).

TO HAVE AND TO HOLD said Property unto and for the use and benefit forever of Grantee in fee simple, subject to easements, conditions and restrictions of record insofar as they may lawfully affect the Property;

AND the Grantor does hereby covenant to warrant specially the Property hereby conveyed, and will defend the same against the lawful claims and demands of all persons claiming by, through and under Grantor.

[signature appears on following page]

IN WITNESS WHEREOF, Grantor has duly executed this Deed as of the day, month and year first above written.

GRANTOR:

        , a _____________

By: ____________________
Name: ____________________
Title: ____________________

DISTRICT OF COLUMBIA, to wit:

I hereby certify on this __________, 2021 before me, the undersigned notary public in and for the jurisdiction aforesaid, personally appeared __________ __________, known to me (or satisfactorily proven) to be the __________ of __________, the named grantor in the foregoing and attached instrument and acknowledged said instrument to be the act and deed of ______, for the purpose therein contained.

Notary Public

My Commission Expires:

Exhibit A

Legal Description of Property

EXHIBIT C-2

FORM OF Virginia Deed

FORM OF SPECIAL WARRANTY DEED

THIS DOCUMENT WAS PREPARED OUTSIDE THE COMMONWEALTH OF VIRGINIA

After Recording, Please Mail to:
_____________
_____________
_____________

Attn:

Tax Map No: _____________
Consideration: $               Assessed Value: $

SPECIAL WARRANTY DEED

This SPECIAL WARRANTY DEED (this “Deed”) is dated and made as of
_____________, 2021, by _____________ , a __________ _________    (“Grantor”), with an address of c/o _____________, to and in favor of _______, a ___________    (“Grantee”), with an address of c/o _____________.

WITNESSETH:

Grantor by these presents does hereby grant, bargain, sell and convey unto Grantee, its successors and assigns, to have and to hold in fee simple, forever, the parcel of real property located in [County/City], Virginia, that is legally and particularly described in Exhibit A, attached hereto and incorporated herein by this reference (collectively, the “Property”), which Property conveyed hereby includes without limitation all existing improvements and fixtures located on, under or above the Property;

TOGETHER WITH all of Grantor’s rights, title and interests in and to the ways, rights, privileges, appurtenances, easements and covenants appurtenant thereto and to any and all public and private streets, roadways, rights of way, any privately owned water and sewer lines serving the Property and any and all easements, covenants, rights of way, benefits, agreements, rights and appurtenances enjoyed by and/or benefitting the Property; and all estate, right, title, interest and claim either at law or in equity or otherwise however, of the Grantor in, to, or out of, the Property; the Grantee to have and to hold the interests in the Property conveyed hereby for the use and benefit of the Grantee, its successors and assigns, forever.

SUBJECT, HOWEVER to easements, covenants, conditions and restrictions of record insofar as they may lawfully affect the Property.

Grantor covenants that Grantor will warrant specially unto Grantee the Property hereby conveyed, and that Grantor will execute such further assurances of the Property hereby conveyed as may be necessary or appropriate.

IN WITNESS WHEREOF, Grantor has caused this Special Warranty Deed to be duly executed under seal as its free act and deed for the uses and purposes herein contained as of the date first hereinabove written.

GRANTOR:

__________________, a _________ _________

By: ___________________      Name: ___________________      Title: ___________________

____________________________ )
____________________________ ) ss:
____________________________ )

Before me, a Notary Public in and for the jurisdiction aforesaid, personally appeared this date    , personally well known (or satisfactorily proven) to me to be the     of    , and the person whose name is subscribed to the foregoing and annexed Special Warranty Deed, who, being by me first duly sworn, did acknowledge that he is a party to the foregoing and annexed Special Warranty Deed, and that he, being duly authorized so to do, executed said Special Warranty Deed in the name of said limited liability company on behalf of said entities in the capacities indicated as their free act and deed for the uses and purposes therein contained.

WITNESS my hand and official seal this___ day of _____________, 2019.

[Notarial Seal]

Notary Public

My Commission Expires: ___________________

EXHIBIT A

DESCRIPTION OF PROPERTY

[TO BE INSERTED]

EXHIBIT C-3

FORM OF ASSIGNMENT OF LEASEHOLD INTEREST (2000 M STREET PROPERTY)

[subject to edits reasonably required by Ground Lessor pursuant to Article 18 of the Ground Lease]

AFTER RECORDING, RETURN TO:

_________________________
_________________________
_________________________
_________________________

ASSIGNMENT AND ASSUMPTION OF GROUND LEASE

THIS ASSIGNMENT AND ASSUMPTION OF GROUND LEASE (the “Assignment”)
is made as of this July , 2021 (the “Effective Date”), by and between WASHREIT 2000 M ST TRUSTEE LLC, a Delaware limited liability company, Trustee for the benefit of WASHINGTON REAL ESTATE INVESTMENT TRUST under the 2000 M ST REVOCABLE TRUST AGREEMENT, dated October 17, 2016 (the “Assignor”) (to be indexed as Grantor), whose address is 1775 Eye Street, Suite 1000, Washington, DC 20006 and ____, a ____, (the “Assignee”) (to be indexed as Grantee) whose address is____.

RECITALS:

A.The Prudential Insurance Company of America, a New Jersey corporation, as landlord (“Original Landlord”), leased to Juster Construction Corporation, a District of Columbia corporation, as tenant (“Original Tenant”), that certain real property located at 2000 M Street, NW, Washington, DC, as more particularly described in Exhibit A attached hereto and incorporated herein by reference, together with all the easements, rights of way and appurtenances thereunto belonging or in anywise appertaining pursuant to that certain Indenture of Ground Lease dated October 4, 1971 and recorded October 7, 1971 among the land records of the District of Columbia (the “Land Records”) in Liber 13270 at folio 203, as described in Exhibit B attached hereto (the “Ground Lease”).

B.Original Tenant and Juster Associates Limited Partnership, a District of Columbia limited partnership (“Second Tenant”), as Tenant, entered into that certain Assignment of Ground Lease dated July 15, 1982 and recorded among the Land Records on November 12, 1982 as Instrument Number 29236, whereby Original Tenant assigned to Second Tenant, and Second Tenant assumed, all of Original Tenant’s rights and obligations in and to the Ground Lease.

C.Original Landlord and John Baldwin, James C. McIntosh and Hawaiian Trust Company, Limited, Trustees of the trust created by Article Eighth of the Last Will and Testament (as amended by codicils thereto) of Harold K.L. Castle, deceased (collectively, the “Trust”), entered into that certain Assignment of Ground Lease dated December 15, 1994, whereby Original Landlord assigned to the Trust, and the Trust assumed, all of Original Landlord’s rights and obligations in and to the Ground Lease.

D.The Trust and Castle Family Limited Partnership, a Hawaii limited partnership (“Castle”), entered into that certain Deed from the Trust as Grantor to Castle as Grantee dated September 9, 1996, and recorded among the Land Records on September 30, 1996 as Instrument No. 01056000890, pursuant to which the Trust conveyed to Castle, and Castle received, all of the Trust’s rights and obligations in and to the Ground Lease.

E.Castle Family LLC, a Hawaii limited liability company (successor by conversion to Castle) and 2000 M Street NW Ground Owner LLC, a Delaware limited liability company (“Landlord”), entered into that certain Special Warranty Deed from Castle as Grantor to Landlord as Grantee dated November 24, 2020, and recorded among the Land Records on December 17, 2020 as Instrument No. 2020155668, pursuant to which Castle conveyed to Landlord, and Landlord received, all of Castle’s rights and obligations in and to the Ground Lease.

F.Record title to the improvements, buildings and structures situated on the real property described on Exhibit A (collectively the “Improvements”), subject to the rights of Landlord therein upon expiration or termination of the Ground Lease, remains held by Original Tenant pursuant to the terms of that certain Deed dated October 4, 1971 and recorded among the Land Records on October 7, 1971 in Liber 13270 at folio 174.

G.Second Tenant and Washington Real Estate Investment Trust, a Maryland real estate trust entered into that certain Assignment and Assumption of Ground Lease dated December 4, 2007 and recorded among the Land Records on December 21, 2007 as Instrument Number 2007158445, whereby (i) Second Tenant assigned to Washington Real Estate Investment Trust, and Washington Real Estate Investment Trust assumed, all of Original Tenant's rights and obligations in and to the Ground Lease and (ii) Juster Construction Corporation, a District of Columbia corporation, assigned record title to the improvements, buildings and structures situated on the real property to Washington Real Estate Investment Trust, subject to the rights of Landlord therein upon expiration or termination of the Ground Lease.

H.Washington Real Estate Investment Trust and Assignor (trustee for the benefit of Washington Real Estate Investment Trust under the 2000 M St Revocable Trust Agreement), entered into that certain Assignment and Assumption of Ground Lease dated October 17, 2016 and recorded among the Land Records on November 7, 2016 as Instrument Number 2016115394, whereby (i) Washington Real Estate Investment Trust assigned to Assignor, and Assignor assumed, all of Original Tenant's rights and obligations in and to the Ground Lease and (ii) Washington Real Estate Investment Trust assigned record title to the improvements, buildings and structures situated on the real property to

Assignor, subject to the rights of Landlord therein upon expiration or termination of the Ground Lease.

I.Assignor desires to assign and transfer to Assignee (i) all of its right, title and interest under the Ground Lease and (ii) record title to the Improvements, subject to Landlord's rights under the Ground Lease.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor hereby agrees as follows:

1)The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Assignment.

2)Upon the Effective Date, Assignor does hereby fully and completely assign and transfer all of its right, title, and interest in, to and under the Ground Lease to Assignee.

3)Upon the Effective Date, Assignor does hereby grant and convey unto Assignee in fee simple, with special warranty, record title to all those certain improvements, buildings and structures located on the real property described more fully on Exhibit A, recognizing, however that such conveyance expressly remains subject to the rights of Landlord therein upon expiration or termination of the Ground Lease.

4)Upon the Effective Date, Assignee hereby accepts said assignment and assumes and agrees to keep, perform and be bound by all of the terms, covenants, conditions and obligations which are required to be performed by the Assignor as “Lessee” under the Ground Lease from and after the Effective Date.

5)Assignor shall indemnify, defend and save Assignee harmless from and against any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, costs and expenses of every nature whatsoever relating to the Ground Lease accruing prior to the Effective Date. Assignee shall indemnify, defend and save Assignor harmless from and against any and all claims, demands, actions, causes of action, suits, proceedings, damages, liabilities, costs and expenses of every nature whatsoever relating to the Ground Lease accruing on or after the Effective Date.

6)Assignee hereby acknowledges and confirms the rights of Landlord in and to the Improvements (as defined in the Ground Lease) upon the expiration or earlier termination of the Ground Lease, as more particularly set forth in Article 1, Section 4.01 and Section 19.03 of the Ground Lease.

[signatures follow]

IN WITNESS WHEROF, Assignor and Assignee have affixed their signatures effective on the date hereabove recited

ASSIGNOR:
WASHREIT 2000 M ST TRUSTEE LLC,
a Delaware limited liability company

By: ___________________
Name: ___________________
Title: ___________________

_______________________ )
) s s :
_______________________ )

I, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that
_________, personally appeared before me in said jurisdiction and acknowledged himself to be the person named as ______ of WashREIT 2000 M ST Trustee LLC, a Delaware limited liability company, in the foregoing and annexed Assignment and Assumption of Ground Lease bearing the date as of July , 2021, who, being by me first duly sworn, acknowledged said instrument to be the act and deed thereof, and that by virtue of the authority conferred upon him, executed and delivered the same as such for the purpose there in contained.

ASSIGNEE:
__________________, a ________________

By: ___________________ Name: ___________________
Title: ___________________

_______________________ )
_______________________) s s :
______________________ )

I, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that
    , personally appeared before me in said jurisdiction and acknowledged himself to be the person named as    of    , in the foregoing and annexed Assignment and Assumption of Ground Lease bearing date as of July , 2021, who, being by me first duly sworn, acknowledged said instrument to be the act and deed thereof, and that by virtue of the authority conferred upon him, executed and delivered the same as such for the purpose there in contained.

Exhibit A

All those certain lots or parcels of land together with all improvements thereon located and being in the City of Washington in the District of Columbia and being more particularly described as follows:

PARCEL ONE:

Lot 112 in Square 100 in a subdivision made by Martin W. Juster as per plat recorded in Liber No. 155 at folio 134 in the Office of the Surveyor for the District of Columbia.

NOTE: At the date hereof the above described land is designated on the Records of the Assessor of the District of Columbia for assessment and taxation purposes as Lot 897 in Square 100.

PARCEL TWO:

Part of closed public alley designated “To vest in the owner of lot 112” shown on plat recorded in the Office of the Surveyor for the District of Columbia in Plat Book 174 at page 87.

EXCEPTING FROM THE ABOVE DESCRIBED property the subsurface of that portion thereof identified as “Parcel G”, as conveyed and described in Deed, Assignment of Interest, Grant of Easement, Acknowledgment and confirmation of Easement, and Perpetual Maintenance Agreement recorded October 22, 1982 as Instrument No. 27038 among the Land Records of the District of Columbia, and in Agreement and Quitclaim Grant recorded March 6, 2017 as Instrument No. 2017025089 among said Land Records, and in Deed recorded March 6, 2017 as Instrument No. 2017025090 among said Land Records; said excepted portion of land now designated as Lot 7002 in Square 100.

NOTE: At the date hereof the above described land is designated on the Records of the Assessor of the District of Columbia for assessment and taxation purposes as Lots 902, 903, and 7001 in Square 100.

TOGETHER WITH the beneficial, non-exclusive easements contained in the Grant of Easement and Perpetual Maintenance Agreement dated September 24, 1981 and recorded October 22, 1982 as Instrument No. 27037, among the Land Records of the District of Columbia.

FURTHER TOGETHER WITH the beneficial, non-exclusive easements contained in the Deed of Easement recorded October 22, 1982 as Instrument No. 27046, among the Land Records of the District of Columbia.

FURTHER TOGETHER WITH the beneficial, non-exclusive easement contained in the Grant of Easement and Perpetual Maintenance Agreement recorded October 22, 1982 as Instrument No.
27046, among the Land Records of the District of Columbia.

[legal description subject to further review by the parties following the Effective Date]

Exhibit B

The Ground Lease

That certain Indenture of Lease by and between The Prudential Insurance Company of America, lessor, and Juster Construction Corp., lessee, dated October 4, 1971 and recorded October 7, 1971 as Instrument No. 20731 in Liber 13270 at folio 203; as assigned to Juster Associates Limited Partnership by virtue of the Assignment of Ground Lease dated July 15, 1982 and recorded November 12, 1982 as Instrument No. 29236; as assigned to Washington Real Estate Investment Trust by virtue of the Assignment and Assumption of Ground Lease dated December 4, 2007 and recorded December 21, 2007 as Instrument No. 2007158445; as assigned to WashREIT 2000 M St Trustee, LLC, Trustee for the benefit of Washington Real Estate Investment Trust under the 2000 M St Revocable Trust Agreement dated October 17, 2016, by virtue of the Assignment and Assumption of Ground Lease dated October 17, 2016 and recorded November 7, 2016 as Instrument No. 2016115394; as affected by the Third Amendment to Indenture of Lease, by and between Castle Family, LLC, a Hawaii limited liability company, and WashREIT 2000 M St Trustee LLC, a Delaware limited liability company as Trustee under the 2000 M St Revocable Trust Agreement dated October 17, 2016, dated October 17, 2016 and recorded November 7, 2016 as Instrument No. 2016115395, all among the Land Records of the District of Columbia (collectively, the “Ground Lease”).

EXHIBIT D

FORM OF BILL OF SALE

This BILL OF SALE (“Bill of Sale”) is made as of            , 2021 (the “Effective Date”), by and between ________(“Seller”), ________ and (“Purchaser”).

Recitals:

A.Pursuant to the Purchase and Sale Agreement dated as of June , 2021, by and among [BPG Acquisitions LLC, a Delaware limited liability company (the “Original Purchaser”)] and ______, as purchaser, and each of the Seller Parties listed on Exhibit A thereto, as sellers (as the same may be amended, modified and/or supplemented from time to time, the “Purchase Agreement”), [as such Purchase Agreement was assigned by Original Purchaser to Purchaser pursuant to the Assignment of the Purchase Agreement dated as of ________ ___. 2021,] Seller is conveying to Purchaser certain real property located in _____ [the Commonwealth of Virginia or District of Columbia], together with all structures and other improvements located thereon and thereunder, which property is described on Exhibit A hereto (collectively, the “Property”). Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

B.Pursuant to the Purchase Agreement, Seller is to provide to Purchaser at the conveyance of the Property a bill of sale which is to assign, transfer and convey all of Seller’s rights, title and interest, in and to the Personal Property included in the Property, including without limitation, the Personal Property listed on Exhibit B hereto (the “Transferred Personal Property”).

C.It is expressly agreed, however, that the Transferred Personal Property shall not include (i) the Excluded Assets, (ii) the personal property owned by any Tenant or employee of the Property and (iii) any Unreleased Claims relating to Transferred Personal Property (collectively, the “Non-Assigned Property”).

NOW THEREFORE, in consideration of the foregoing and Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Purchaser to the Seller, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby GRANT, SELL and CONVEY to Purchaser all of the Transferred Personal Property EXCLUDING HOWEVER, the Non-Assigned Property.

Seller warrants that it is the lawful owner of the Transferred Personal Property, that Seller has the good and lawful right to sell and convey the Transferred Personal Property, that the Transferred Personal Property is free from any liens, encumbrances or rightful claims of others, and that it will defend Purchaser’s title to the Transferred Personal Property against all persons whomsoever. EXCEPT AS AFORESAID OR AS OTHERWISE SET FORTH IN THE PURCHASE AGREEMENT (THE TERMS AND CONDITIONS OF WHICH ARE HEREBY INCORPORATED BY REFERENCE AS IF FULLY SET FORTH HEREIN), ALL OF THE TRANSFERRED PERSONAL PROPERTY IS USED AND IS CONVEYED AND ACCEPTED “AS IS” WITHOUT ANY WARRANTIES OR REPRESENTATIONS OF

WHATSOEVER KIND OR NATURE, INCLUDING, WITHOUT LIMITATION, AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHETHER EXPRESS OR IMPLIED, OR WHETHER WRITTEN OR ORAL CONCERNING ANY AND ALL DEFECTS OF A PHYSICAL NATURE, WHETHER IN MATERIAL OR WORKMANSHIP, WHETHER OR NOT ANY SUCH DEFECTS WOULD BE VISIBLE AND APPARENT UPON OWNER’S FULL INSPECTION AND EXAMINATION THEREOF.

This Bill of Sale shall be governed by and construed in accordance with the laws of the [Commonwealth of Virginia / District of Columbia], without reference to the choice of law doctrine of such jurisdiction.

This Bill of Sale shall be binding upon, and insure to the benefit of, Purchaser and Seller and their respective successors and assigns.

This Bill of Sale may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one agreement. In order to expedite the transaction contemplated herein, telecopied, facsimile, .PDF or other electronic signatures may be used in place of original signatures on this Agreement. Seller and Purchaser intend to be bound by the signatures on the telecopied, .PDF or other electronic document, are aware that the other party will rely on the telecopied, .PDF or other electronic signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the undersigned have executed this Bill of Sale as of the Effective Date.

SELLER:

[INSERT SIGNATURE BLOCK]

PURCHASER

[INSERT SIGNATURE BLOCK]

EXHIBIT A To Bill of Sale

Description of the Property

[Insert legal description and common name for each property to be conveyed]

EXHIBIT B To Bill of Sale

Transferred Personal Property

EXHIBIT E

FORM OF ASSIGNMENT OF INTANGIBLES

ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY

THIS ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY (this
“Assignment”) is dated as of _______, 2021 (the “Effective Date”), by and between [PROPERTY SELLER] (“Assignor”), and [PURCHASER] (“Assignee”).

Recitals:

A.Pursuant to the Purchase and Sale Agreement dated as of June , 2021, by and among [BPG Acquisitions LLC, a Delaware limited liability company (the “Original Purchaser”)], and     , as purchaser, and each of the Seller Parties listed on Exhibit A thereto, as sellers (as the same may be amended, modified and/or supplemented from time to time, the “Purchase Agreement”), [as such Purchase Agreement was assigned by Original Purchaser to Purchaser pursuant to the Assignment of the Purchase Agreement dated as of      , 2021,] Seller is conveying to Purchaser certain real property located in     [the Commonwealth of Virginia or District of Columbia], together with all structures and other improvements located thereon and thereunder, which property is described on Exhibit A hereto (collectively, the “Property”). Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

B.In connection with the above conveyance, Assignor is to assign, transfer and convey to Assignee to the extent assignable or transferable, all of Assignor’s right, title and interest in and to all Intangible Property included in the Property.

NOW THEREFORE, in consideration of the foregoing premises, of TEN and NO/100 DOLLARS ($10.00) in hand paid by Assignee, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.Assignment. Assignor hereby grants, transfers, assigns, delivers and conveys to Assignee as of the Effective Date, all of Assignor’s right, title and interest in and to the Intangible Property (collectively, the “Assigned Intangible Property”), but expressly excluding any Unreleased Claims pertaining to such Assigned Intangible Property. Assignor remains responsible for all liabilities and obligations of Assignor relating to the Assigned Intangible Property which pertain to the period prior to the Effective Date and, without duplication, any Unreleased Claims. Assignee shall be responsible for all liabilities and obligations relating to the Assigned Intangible Property which pertain to the period on or after the Effective Date.

2.Assumption. Assignee hereby assumes, and agrees to be bound by, all obligations and liabilities of Assignor under or relating to the Assigned Intangible Property which shall arise or accrue on and after the Effective Date.

3.Binding Effect. This Assignment shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns.

4.Applicable Law. This Assignment shall be governed by and construed in accordance with the laws of the [Commonwealth of Virginia / District of Columbia], without reference to the choice of law doctrine of such jurisdiction.

5.Recitals. The recitals are herein incorporated into this Assignment.

6.Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. In order to expedite the transaction contemplated herein, telecopied, facsimile, .PDF or other electronic signatures may be used in place of original signatures on this Agreement. Seller and Purchaser intend to be bound by the signatures on the telecopied, .PDF or other electronic document, are aware that the other party will rely on the telecopied, .PDF or other electronic signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

[Signatures follow on the next page]

IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption of Intangible Property as of the Effective Date.

ASSIGNOR:

[INSERT SIGNATURE BLOCK]

ASSIGNEE:

[INSERT SIGNATURE BLOCK]

Exhibit A to Assignment and Assumption of Intangible Property

Description of the Property [See attached.]

EXHIBIT F

FORM OF ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND LICENSES

ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND LICENSES

THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND LICENSES (this
“Assignment”) is made as of        , 2021 (the “Effective Date”), by and between
[SELLER] (“Assignor”), and [PURCHASER] (“Assignee”).

Recitals:

A.Pursuant to the Purchase and Sale Agreement dated as of June , 2021, by and among [BPG Acquisitions LLC, a Delaware limited liability company (the “Original Purchaser”)] and    , as purchaser, and each of the Seller Parties listed on Exhibit A thereto, as sellers (as the same may be amended, modified and/or supplemented from time to time, the “Purchase Agreement”), [as such Purchase Agreement was assigned by Original Purchaser to Purchaser pursuant to the Assignment of the Purchase Agreement dated as of _______ __, 2021,] Seller is conveying to Purchaser certain real property located in    [the Commonwealth of Virginia or District of Columbia], together with all structures and other improvements located thereon and thereunder, which property is described on Exhibit A hereto (collectively, the “Property”). Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

B.In connection with the Purchase Agreement, Assignor has agreed to assign to Assignee the Assumed Contracts and the Licenses, on the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing premises, of TEN and NO/100 DOLLARS ($10.00) in hand paid by Assignee, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.Assignment.

(a)Assignor hereby grants, transfers, assigns, delivers and conveys to Assignee as of the Effective Date, all of Assignor’s right, title and interest in and to the Assumed Contracts listed on Schedule 1 hereto, but expressly excluding any Unreleased Claims relating to any Assumed Contract. Assignor remains responsible for all liabilities, obligations, Claims or causes of action existing in favor of or asserted against Assignor relating to the Assumed Contracts, which pertain to the period prior to the Effective Date and, without duplication, any other Unreleased Claims.

(b)Assignor hereby grants, transfers and assigns to Assignee all right, title and interest of Assignor as licensor in and to each of the Licenses included in the Property (but excluding any Security Deposits held by licensor under the Licenses for which Purchaser received a credit against the Purchase Price under and pursuant to the Purchase Agreement at

Closing) and expressly excluding any Unreleased Claims relating to such Licenses. Assignor is not assigning any right to receive any fees or amounts payable under the Licenses and pertaining to Assignor’s period of Property ownership (the “Assignor License Fee”), and any such Assignor License Fee as of the date hereof shall be collected and paid to Seller in the manner provided by the Purchase Agreement. Assignor remains responsible for all liabilities, obligations, Claims or causes of action existing in favor of or asserted against Assignor relating to the Licenses, which pertain to the period prior to the Effective Date and, without duplication, any other Unreleased Claims.

2.Assumption.

(a)Assignee hereby assumes, and agrees to be bound by, all obligations and liabilities of Assignor under or relating to the Assumed Contracts which shall arise or accrue on and after the Effective Date.

(b)Assignee hereby assumes, and agrees to be bound by, all of the covenants, agreements and obligations of Assignor as licensor under the Licenses, which shall arise or accrue on and after the Effective Date.

3.Modification. This Assignment may not be modified except in a writing signed by both parties.

4.Binding Effect. This Assignment shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns.

5.Applicable Law. This Assignment shall be governed by and construed in accordance with the laws of the [Commonwealth of Virginia / District of Columbia], without reference to the choice of law doctrine of such jurisdiction.

6.Recitals. The recitals are herein incorporated into this Assignment.

7.Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. In order to expedite the transaction contemplated herein, telecopied, facsimile, .PDF or other electronic signatures may be used in place of original signatures on this Agreement. Seller and Purchaser intend to be bound by the signatures on the telecopied, .PDF or other electronic document, are aware that the other party will rely on the telecopied, .PDF or other electronic signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

[Signatures appear on the following page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Contracts and Licenses as of the Effective Date.

ASSIGNOR:

[INSERT SIGNATURE BLOCK]

ASSIGNEE:

[INSERT SIGNATURE BLOCK]

Exhibit A to Assignment and Assumption of Contracts

Description of the Property [See attached]

Schedule 1 to Assignment and Assumption of Contracts

Assigned Contracts [See attached]

EXHIBIT G

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is dated as of    , 2021 (the “Effective Date”), by and between [SELLER] (“Assignor”), and [PURCHASER] (“Assignee”).

Recitals:

A.Pursuant to the Purchase and Sale Agreement dated as of June , 2021, by and among [BPG Acquisitions LLC, a Delaware limited liability company (the “Original Purchaser”)] and    , as purchaser, and each of the Seller Parties listed on Exhibit A thereto, as sellers (as the same may be amended, modified and/or supplemented from time to time, the “Purchase Agreement”), [as such Purchase Agreement was assigned by Original Purchaser to Purchaser pursuant to the Assignment of the Purchase Agreement dated as of _______ __, 2021,] Seller is conveying to Purchaser certain real property located in    [the Commonwealth of Virginia or District of Columbia], together with all structures and other improvements located thereon and thereunder, which property is described on Exhibit A hereto (collectively, the “Property”). Capitalized terms used but not defined in this Assignment shall have the meanings ascribed to them in the Purchase Agreement.

B.In connection with the Purchase Agreement, Assignor has agreed to assign to Assignee the Leases on the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing premises, of TEN and NO/100 DOLLARS ($10.00) in hand paid by Assignee, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee all right, title and interest of Assignor as landlord in and to each of the Leases included in the Property (but excluding any Security Deposits held by landlord under the Leases for which Purchaser received a credit against the Purchase Price under the Purchase Agreement at Closing) and any other use and occupancy agreements (other than the Licenses) related to the Property (such Leases and such use and occupancy agreements (other than the Licenses), collectively, the “Assigned Leases”), but expressly excluding any Unreleased Claims pertaining to such Assigned Leases. Assignee acknowledges that any Delinquent Rent for the period prior to the Closing Date for the Assigned Leases as of the date hereof shall be collected and paid to Seller, subject to and in accordance with the Purchase Agreement. Assignor remains responsible for all liabilities, obligations, Claims or causes of action existing in favor of or asserted against Assignor relating to the Assigned Leases, which pertain to the period prior to the Effective Date and, without duplication, any other Unreleased Claims.

1.Assumption. Assignee hereby assumes, and agrees to be bound by, all of the covenants, agreements and obligations of Assignor as landlord under the Assigned Leases, which shall arise or accrue on and after the date of this Assignment, and Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits made by Tenants under the Assigned Leases for which Purchaser received a credit against the Purchase Price under the Purchase Agreement at the Closing if, when and as required by the Assigned Leases or otherwise by law.

2.Modification. This Assignment may not be modified except in a writing signed by both parties.

3.Binding Effect. This Assignment shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns.

4.Applicable Law. This Assignment shall be governed by and construed in accordance with the laws of the [Commonwealth of Virginia / District of Columbia], without reference to the choice of law doctrine of such jurisdiction.

5.Recitals. The recitals are herein incorporated into this Assignment.

6.Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument. In order to expedite the transaction contemplated herein, telecopied, facsimile, .PDF or other electronic signatures may be used in place of original signatures on this Agreement. Seller and Purchaser intend to be bound by the signatures on the telecopied, .PDF or other electronic document, are aware that the other party will rely on the telecopied, .PDF or other electronic signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

[Signatures of the parties are set forth on the next page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Leases as of the Effective Date.

ASSIGNOR:

[INSERT SIGNATURE BLOCK]

ASSIGNEE:

[INSERT SIGNATURE BLOCK]

Exhibit A to Assignment and Assumption of Leases

Description of the Property [See attached.]

EXHIBIT H

FORM OF FIRPTA CERTIFICATE CERTIFICATE OF NON-FOREIGN STATUS
Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a United States real property interest by the Transferor (defined in paragraph 1 below), the undersigned hereby certifies the following:

[1. [SELLER] (“Transferor”), a        , is not a disregarded entity (as that term is defined in the Internal Revenue Code and Treasury Regulations).]

[1. [SELLER],    a    , is disregarded as an entity separate from Washington Real Estate Investment Trust, a Maryland real estate investment trust (“Transferor”) for U.S. federal income tax purposes. Transferor is not a disregarded entity (as that term is defined in the Internal Revenue Code and Treasury Regulations).]

Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Treasury Regulations);

Transferor’s U.S. employer tax identification number is    -    ;

Transferor’s office address is 1775 Eye Street, NW, Suite 1000, Washington, D.C. 20006.

The undersigned understands that this certification may be disclosed to the Internal Revenue Service by transferee, [PURCHASER], and that any false statement contained herein could be punished by fine, imprisonment or both.

Under penalties of perjury, the undersigned hereby declares that he or she has examined this certification and to the best of his or her knowledge and belief it is true, correct, and complete, and he or she further declares that he or she has authority to sign this certification on behalf of Transferor

Executed by the Transferor this    day of    , 2021.

TRANSFEROR:

[INSERT SIGNATURE BLOCK]

EXHIBIT I

FORM OF NOTICE TO TENANTS/LICENSEES

    , 2021

(Name and Address of Tenant/Licensee)

RE:    Notice of Change of Ownership of [Name and address of Property]

Dear (Name of Tenant/Licensee Contact):

You are hereby notified as follows:

(1)That as of the date hereof, [SELLER] has transferred, sold, assigned, and conveyed all of its interest in and to the above-described property, (the “Property”) to [PURCHASER] (the “New Owner”).

(2)Future rental payments with respect to your leased premises at the Property, and any future notices or other correspondence relating to your lease or contract, should be made to the New Owner in accordance with your lease terms at the following address:

(3)Your security deposit in the amount of $______ is being held by the New Owner and as such the New Owner shall be responsible for holding the same in accordance with the terms of your lease.
Very truly yours,

[INSERT SELLER SIGNATURE BLOCK]

EXHIBIT J-12

FORM OF OWNER’S AFFIDAVIT

THE UNDERSIGNED, having been duly sworn on oath, states the following:

a.The undersigned, on behalf of Owner (as hereinafter defined), is authorized to execute this Affidavit and has the ability to execute all instruments necessary to convey the Property (as hereinafter defined) pursuant to authority under the applicable organizational and governance documents of Owner.

b.That, we have been the fee simple owner (“Owner”) of the property described below (the “Property”) for at least 123 days prior to the date hereof:

SEE ATTACHED EXHIBIT “A”

c.That, to the knowledge of the undersigned, there are no unpaid bills or claims for work, services or labor performed or material furnished on Owner’s behalf in connection with repairs or improvements on the Property or for services of architects, surveyors or engineers, within one hundred twenty-three (123) days prior to the date of this Affidavit, other than those which shall be paid in the normal course of business;

d.That, to the knowledge of the undersigned, no adverse claims have been made in writing to the undersigned as to the title to the Property;

e.That, to the knowledge of the undersigned, there are no parties in possession of the Property other than tenants under unrecorded leases and licensees under unrecorded licenses, none of which have an option to purchase the Property, a right of first refusal to purchase the Property, or any other right of a similar nature;

f.That, to the knowledge of the undersigned, there is no off-record written agreement or contract for conveyance, deed, deed of trust, mortgage, lease (other than the above said unrecorded leases), easement, license, or other similar encumbrance, that is in existence, adversely affecting the title to the Property, except those in connection with the transaction for which this Affidavit is given;

g.THAT NO SUITS, JUDGEMENTS, PROCEEDINGS IN BANKRUPTCY OR EXECUTIONS HAVE BEEN INSTITUTED BY OR, TO THE KNOWLEDGE OF THE UNDERSIGNED, AGAINST THE OWNER IN ANY COURT IN ANY STATE.

h.That, to the knowledge of the undersigned, except as revealed in the real property records of the county in which the Property is located, there are no liens for past due taxes or assessments of any nature, for any paving, sidewalk, curbing, sewer or any other street improvements of any kind against the Property or the Owner.

i.Owner, recognizing that funding may occur prior to the Deed being officially filed for record in the appropriate Clerk’s Office, agrees that in consideration of the Company (as hereinafter defined) issuing said policy or policies without exception to any matters which may arise between the most recent effective date of the commitment for title insurance and the date the documents creating the interest being insured are filed for record (which matters may constitute an encumbrance on or affect the title), to promptly defend, remove, bond or otherwise dispose of any encumbrance, lien or objectionable matter to title which may arise or be filed, as the case may be, against said property as a result of the acts or omissions of Owner during the period of time between the most recent effective date of the Commitment for Title Insurance No. ________ issued by the Company (the "Commitment") and the date the documents are filed for record (not to exceed ten (10) days from the date hereof). Owner further agrees to hold harmless and indemnify the Company (as hereinafter defined) against all losses, expenses, costs and fees (including, but not limited to, attorney fees) which may arise out of Owner’s failure to so remove, bond or otherwise dispose of any said liens, encumbrances or objectionable matters.

This Affidavit is given to induce Fidelity National Title Insurance Company (the “Company”) to issue an endorsement to its policy of title insurance with full knowledge that the Company will rely upon the accuracy of same. That Owner further states that it is familiar with the nature of an oath; and with the penalties as provided by the laws of the [Commonwealth of Virginia / District of Columbia] for falsely swearing to statements made in an instrument of this nature. The Owner further certifies that it has read and understands the full facts of this Affidavit. The Owner does hereby agree to indemnify and hold the Company harmless of and from any and all loss, cost, damage, and expense of every kind, including attorneys’ fees, which said Company shall or may suffer or incur or become liable for under its said policy or policies directly or indirectly, due to its reliance on the accuracy of the foregoing statements or in connection with its enforcement of its rights under this Agreement.

Date: , 2021	[INSERT SIGNATURE BLOCK] By: Name: Title:
STATE OF COUNTY OF	) ss. )

I hereby certify that on this    day of    , 2021, before me personally appeared
    , to me known to be the person described in and who executed the foregoing instrument as        of    , and acknowledged that he/she is duly authorized to execute the same.

My term of office expires:

Notary Public

Exhibit “A” to Owner’s Affidavit and Agreement Legal Description
[See attached.]

EXHIBIT J-2

INTENTIONALLY OMITTED

EXHIBIT K

FORM OF ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

ASSIGNMENT OF PURCHASE AGREEMENT

This Assignment of Purchase Agreement (this “Assignment”) is made as of
     , 2021 (the “Effective Date”), by and among [PURCHASER], a
    (“Assignor”), and the Assignees (defined below).

R E C I T A L S

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns and transfers to each of the Assignees certain rights, specified below, under that certain Purchase and Sale Agreement dated as of June , 2021, (as such Purchase and Sale Agreement may be amended, modified and/or supplemented from time to time, collectively, “Purchase Agreement”), by and among each of the parties named on Exhibit “A” attached thereto (collectively, the “Seller”), and Assignor and    , as purchaser, to wit:

A.Assignor hereby assigns and transfers to    (“[ASSIGNEE #1]”), its rights under the Purchase Agreement to acquire the real property and improvements known as
    and the assets related to such property located at    .

B.Assignor    hereby    assigns    and    transfers    to
    (“[ASSIGNEE #2]”), its rights under the Purchase Agreement to acquire the real property and improvements known as and the assets related to such property located at
    .

C.Assignor    hereby    assigns    and    transfers    to
    (“[ASSIGNEE #3]”), its rights under the Purchase Agreement to acquire the real property and improvements known as and the assets related to such property located at
    .

D.    [(...)]

[E.] Assignor represents and warrants that it has not pledged, assigned, sold or otherwise transferred any of its rights, title, and/or interest in, to and under the Purchase Agreement or the Properties to any person or entity other than to the assignees named above (each an “Assignee,” and collectively the “Assignees”), pursuant to this Assignment. [Furthermore, Assignee represents and warrants that such Assignee is a disregarded entity of Assignor for Federal income tax purposes. The parties hereby acknowledge and agree that Seller is a third party beneficiary of the terms of the immediately preceding sentence]3.

Each Assignee hereby accepts the foregoing assignment and agrees to assume and be bound by all of the obligations and liabilities of Assignor under the Purchase Agreement as relates to the respective Property assigned to such Assignee under this Assignment, to the extent that such obligations and liabilities accrue on or after the Effective Date.

[Assignor shall indemnify, defend and hold the applicable Assignee and each of its affiliates, members, managers, officers, agents and employees harmless from any liability, loss, cost, expense, damage or injury that such party may sustain as a result of any breach or default under the Purchase Agreement as relates to the respective Property assigned to such Assignee under this Assignment by Assignor prior to the Effective Date.

The applicable Assignee shall indemnify, defend and hold Assignor and each of its affiliates, members, managers, officers, agents and employees harmless from any liability, loss, cost, expense, damage or injury that such party may sustain as a result of any default under the Agreement by such Assignee on or after the Effective Date.]4

This Assignment may be executed simultaneously or in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Assignment may be executed and delivered by facsimile, PDF, or by means of “DocuSign.”

This Assignment and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the laws of the District of Columbia, without regard to its principles of conflicts of law.

This Assignment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

Capitalized terms used in this Assignment and not defined elsewhere herein shall have the same meanings as those capitalized terms set forth in the Purchase Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption of Purchase Agreement as of________ _ , 2021.

ASSIGNOR:

[INSERT SIGNATURE BLOCK]

ASSIGNEES:

[INSERT SIGNATURE BLOCK] [INSERT SIGNATURE BLOCK] [INSERT SIGNATURE BLOCK]
(...)

[SELLERS:5

THE UNDERSIGNED SELLERS HEREBY ACKNOWLEDGE AND CONSENT TO THE ASSIGNMENT AND ASSUMPTION CONTEMPLATED HEREIN:]

[INSERT SIGNATURE BLOCKS OF ALL SELLERS]

EXHIBIT L-1

FORM OF TENANT ESTOPPEL CERTIFICATE

TENANT:

PROPERTY:

TENANT ESTOPPEL CERTIFICATE

To: [    ] [NTD: Insert Seller] (“Seller”), its successors and assigns, any purchaser of the Property, including BPG Acquisitions LLC, its successors and assigns (“Buyer”) and any actual or prospective lender making a loan secured directly or indirectly by the Property or the equity interests in Buyer (collectively, “Lender”).

Re: Lease dated    (together with all amendments, modifications, side letters supplements and/or agreements related thereto as set forth on the attached Exhibit A, the “Lease”) executed between (“Landlord”), and
(“Tenant”), for those premises containing approximately    square foot building located at    .

Ladies and Gentlemen:

The undersigned Tenant understands that Buyer intends to acquire and/or finance the acquisition of that property located at

(“Property”)    from    Seller.    The
undersigned Tenant does hereby certify to Buyer, Lenders and their respective successors and assigns as follows:

A.Tenant has not assigned its interest in the Lease and there are no subleases with respect to the Lease. The Lease is in full force and effect, is a valid and binding obligation of Tenant, and represents the entire agreement between the parties as to the Property, and there are no side agreements, modifications, amendments, assignments or supplements with respect thereto, except as set forth on Exhibit A.

B.No uncured default exists under the Lease on the part of Tenant, or, to Tenant’s knowledge, Landlord thereunder, and no event has occurred that would, except for a lapse of time, the giving of notice, or both, constitute a default under the Lease on the part of Tenant or Landlord thereunder.

C.The Landlord has fulfilled all of its obligations under the Lease to date and has satisfied all commitments, arrangements and understandings made to induce Tenant to enter into the Lease.

D.Tenant is not entitled to any concession or rebate of rent or other charges from time to time due and payable under the Lease, and there are no unpaid or unreimbursed construction allowances or other offsets due Tenant under the

Lease, except as follows (if none, state “none”): ______. Tenant has taken possession and is currently occupying the premises demised to it under its Lease.

E.Tenant has not paid a security or other deposit with respect to the Lease, except as follows (if none, state “none”): _____. The Lease is guaranteed by (name guarantor or if none, say "none"):

F.The current fixed monthly rent under the Lease is $    . Tenant is currently paying additional rent on an estimated basis at the rate of $ per month for CAM and $    per month for real estate taxes. Tenant has paid all fixed rent and additional rent under the Lease through and including        20 .

G.Tenant has not paid any rentals in advance except for the current month of
    20 .

H.The Term of the Lease commenced on    and expires on        . Tenant has the following extension rights, if any:        .

I.Except as expressly set forth in the Lease, Tenant has no options to extend the Lease, to lease additional space at the Property, and Tenant has no right of first refusal with respect to leasing additional space.

J.Except as stated herein, Tenant has no termination options (other than standard termination options in connection with a casualty or condemnation) or options or rights of first refusal to purchase the Property or any portion thereof:    .

K.There are no actions, voluntary or involuntary, pending or, to Tenant’s knowledge, threatened against Tenant under the bankruptcy laws of the United States or any state thereof.

L.Tenant recognizes and acknowledges that it is making these representations to Seller and Buyer, their respective Lenders and their respective successors and assigns with the intent that such parties may rely hereon.

M.The individual executing this Certificate on behalf of Tenant is duly authorized to so execute this Certificate on behalf of Tenant.

Very truly yours, TENANT:

a      By:      Name:      Title:

Note: If there are any blanks in this Tenant Estoppel Certificate that have not been completed by Tenant, the word “none” shall be deemed to have been inserted therein.

Exhibit: List of all Lease documents, including any side agreements, modifications, amendments, assignments or supplements.

Exhibit A

List of Lease Documents

EXHIBIT L-2

FORM OF SELLER LEASE ESTOPPEL CERTIFICATE

TENANT:

PROPERTY:

SELLER ESTOPPEL CERTIFICATE

THIS IS TO CERTIFY TO

LLC (“BUYER”), ANY ACTUAL OR
PROSPECTIVE LENDER MAKING A LOAN SECURED DIRECTLY OR INDIRECTLY BY THE PROPERTY OR THE EQUITY INTERESTS IN BUYER (COLLECTIVELY, “LENDER”) AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS THAT:

A.     is the Lessee (“Tenant”) under that certain Lease (together with all amendments, modifications, side letters supplements and/or agreements related thereto as set forth on the attached Exhibit A, the “Lease”) dated    by and between    , as Landlord (“Landlord” or “Seller”), and Tenant, covering those certain premises (“Premises”) containing approximately
    square foot in the building located at    (“Property”).

B.Tenant has not assigned its interest in the Lease and there are no subleases with respect to the Lease. The Lease is in full force and effect, is a valid and binding obligation of Tenant, and represents the entire agreement between the parties as to the Property, and there are no side agreements, modifications, amendments, assignments or supplements with respect thereto, except as set forth on Exhibit A.

C.No uncured default exists under the Lease on the part of Landlord thereunder or, to Landlord’s knowledge, on the part of Tenant thereunder. No event has occurred that would, except for a lapse of time, the giving of notice, or both, constitute a default under the Lease on the part of Landlord thereunder or, to Landlord’s knowledge, on the part of Tenant thereunder.

D.The Landlord has fulfilled all of its obligations under the Lease to date and has satisfied all commitments, arrangements and understandings made to induce Tenant to enter into the Lease.

E.Tenant is not entitled to any concession or rebate of rent or other charges from time to time due and payable under the Lease and there are no unpaid or unreimbursed construction allowances or other offsets due Tenant under the Lease, except as follows (if none, state “none”):    . Tenant has taken possession and is currently occupying the premises demised to it under its Lease.

A.Tenant has not paid a security or other deposit with respect to the Lease, except as follows (if none, state “none”):    . The Lease is guaranteed by (name guarantor or if none, say "none"):        .

H. The current fixed monthly rent under the Lease is $    . Tenant is currently paying additional rent on an estimated basis at the rate of $        per month for CAM and $    per month for real estate taxes. Tenant has paid all fixed rent and additional rent under the Lease through and including            20 .

I    Tenant has not paid any rentals in advance except for the current month of
     20.

J.The Term of the Lease commenced on    and expires on    . Tenant has the following extension rights, if any:        .

K.Except as expressly set forth in the Lease, Tenant has no options to extend the Lease, to lease additional space at the Property, and Tenant has no right of first refusal with respect to leasing additional space.

L.Except as stated herein, Tenant has no termination options (other than standard termination options in connection with a casualty or condemnation) or options or rights of first refusal to purchase the Property or any portion thereof:    .

M.There are no actions, voluntary or involuntary, pending or threatened against Tenant under the bankruptcy laws of the United States or any state thereof.

N.The undersigned recognizes and acknowledges that it is making these representations to Buyer, its Lenders and their respective successors and assigns with the intent that such parties may rely hereon.

O.The individual executing this Certificate on behalf of the Seller is duly authorized to so execute this Certificate on behalf of the Seller.

DATED this    day of    , 2021.

SELLER:

a

By:      Name:      Title:

Note: If there are any blanks in this Seller Estoppel Certificate that have not been completed by Seller, the word “none” shall be deemed to have been inserted therein.

Exhibit: List of all Lease documents, including any side agreements, modifications, amendments, assignments or supplements.

Exhibit A

List of Lease Documents

EXHIBIT L-3

FORM OF GROUND LESSOR ESTOPPEL CERTIFICATE

GROUND LESSOR ESTOPPEL CERTIFICATE
(2000 M Street NW, Washington, DC)

c/o

Re:    2000 M Street NW, Washington, DC Dear Madam or Sir:
Reference is made to the Indenture of Lease more particularly described on Exhibit A attached to this Ground Lessor Estoppel Certificate (as amended, the “Ground Lease”), which Ground Lease affects the land located at 2000 M Street NW, Washington, DC (the “Property”). You have advised us that WashREIT 2000 M St Trustee LLC, as trustee under the 2000 M St Revocable Trust Agreement dated October 17, 2016, the current Lessee under the Ground Lease (“Lessee”), intends to assign its interest as Lessee under the Ground Lease to
    (together with its successors and assigns, “Buyer”). The undersigned, 2000 M Street NW Ground Owner LLC (“Lessor”), is the current Lessor under the Lease.
Capitalized terms in this Estoppel Certificate have the meanings set forth in the Ground Lease.

The undersigned Lessor does hereby certify to Buyer and to any current or prospective lender providing one or more loans to Buyer (or the holder of equity interests in Buyer) to finance a portion of the purchase price for the Lessee’s interest under the Ground Lease, (together with their respective successors and assigns, “Lenders”), as of the date set forth by its signature below, as follows:
A.Except as set forth on Exhibit A attached to this Estoppel Certificate, the Ground Lease is unmodified and is in full force and effect.

B.Rent under the Ground Lease has been paid through the month of June, 2021. All additional rent due under the Ground Lease has been paid in full.

C.Lessee is not in default in keeping, observing or performing any term, covenant agreement, provision, condition or limitation contained in the Ground Lease.

This Estoppel Certificate may be relied upon by Lessee, Buyer, and any proposed Lender.

[No further text on this page]

[Signature page for 2000 M Street Ground Lessor Estoppel Certificate]

LESSOR:

2000 M STREET NW GROUND OWNER LLC

By:      Name:      Title:

Date: June , 2021

EXHIBIT A LEASE DOCUMENTS

1.Indenture of Lease dated October 4, 1971, by and between The Prudential Insurance Company of America (“Prudential”), as Lessor, and Juster Construction Corp., as Lessee.

2.Assignment of Ground Lease dated July 15, 1982, by and between Juster Construction Corp., as Assignor, and Juster Associates Limited Partnership, as Assignee.

3.Assignment of Ground Lease dated December 15, 1994, by and between Prudential, as Assignor, and John C. Baldwin, James C. McIntosh and Hawaiian Trust Company, Limited, Trustees of the Trust Created by Article Eighth of The Last Will and Testament (as amended by codicils thereto) of Harold K.L. Castle, deceased, as Assignee.

4.Assignment and Assumption of Ground Lease dated December 4, 2007, by and between Juster Associates Limited Partnership, as Assignor, and Washington Real Estate Investment Trust, as Assignee.

5.First Amendment to Indenture of Lease dated August 31, 2012, between Castle Family LLC, as Lessor, and Washington Real Estate Investment Trust, as Lessee.

6.Second Amendment to Indenture of Lease dated February 27, 2015, by and between Castle Family LLC, as Lessor, and Washington Real Estate Investment Trust, as Lessee.

7.Third Amendment to Indenture of Lease dated October 17, 2016, by and between Castle Family, LLC, as Lessor, and WashREIT 2000 M St Trustee LLC, as trustee under the 2000 M St Revocable Trust Agreement dated October 17, 2016.

8.Assignment and Assumption of Lease dated as of November 24, 2020, by and between Castle Family LLC, as Assignor, and 2000 M Street NW Ground Owner LLC, as Assignee.

EXHIBIT M

FORM OF REA ESTOPPEL

    , 2021

    _

Re: _______________(the “REA”)

Ladies and Gentlemen:

The undersigned hereby certifies that:

1.The REA is in full force and effect and unmodified.

2.To its knowledge, there are no violations against [    ], or events or circumstances that, with notice and/or the passage of time, would result in a violation by [    ] under the REA.

3.To its knowledge, there are no sums currently due or payable by [    ] under the REA.

4.To its knowledge, there are no assessments against or other charges payable by [    ] under the REA that remain unpaid.

The undersigned acknowledges and agrees that [BPG Acquisitions LLC], a Delaware limited liability company, and its lenders and their respective affiliates, successors and assigns, are entitled to rely on the foregoing.

[Remainder of page intentionally left blank.]

By:      Name:      Title:

STATE OF      COUNTY OF

)
ss.
)

I hereby certify that on this    day of    , 2021, before me personally appeared
    , to me known to be the person described in and who executed the foregoing instrument as        of    , and acknowledged that he/she is duly authorized to execute the same.

My term of office expires:

Notary Public

EXHIBIT N

UST DISCLOSURE FORMS (DC PROPERTIES)

[see attached]

Seller:

WRIT 1140 CT LLC,
a Delaware limited liability company

By /s/Andrew Leahy    .
Name: Andrew Leahy
Title:    Vice President

Purchaser:

BPG ACQUISITIONS LLC,
a Delaware limited liability company

By:          Name:
Title:

UST Certificate - 1140 Connecticut

Purchaser:

BPG ACQUISITIONS LLC,

[Signature Page to UST Certificate ( 1140 Connecticut)]

Seller:

WASHREIT 1220 I 9TH ST TRUSTEE LLC,
a Delaware limited liability company
By: /s/Andrew Leahy
Name: Andrew Leahy
Title: Vice President

Purchaser:

BPG ACQUISITIONS LLC,
a Delaware limited liability company

By:          Name :
Title:

UST Certificate - 1220 J 91h Street

Purchaser:

BPG ACQUISITIONS LLC,a Delaware limited liability company

[Signature Page to UST Certificate ( 1220 l 91h Street)]

Seller:

WRIT ANC LLC, a Delaware limited liability company

By /s/Andrew Leahy
Name : Andrew Leahy
Title: Vice President

Purchaser:

BPG ACQUISITIONS LLC,
a Delaware limited liability company

By:          Name :
Title:

UST Certificate - 1627 Eye Street

Purchaser:

BPG ACQUISITIONS LLC,
a Delaware limited liability company

[Signature Page to UST Certificate ( 1627 Eye Street)]

Seller:

WRIT 1775 EYE STREET LLC,
a Delaware limited liability company

By: /s/Andrew Leahy
Name: Andrew Leahy Title:    Vice President

Purchaser:

BPG ACQUISITIONS LLC,
a Delaware limited liability company

By:          Name:
Title:

UST Certificate - 1775 Eye Street

Purchaser:

BPG ACQUISITIONS LLC,
a Delaware limited liability company

[Signature Page to UST Certificate (1775 Eye Street)]

Seller:

WASHREIT 1901 PENNSYLVANIA AVE TRUSTEE LLC,
a Delaware limited liability company

By: /s/Andrew Leahy
Name : Andrew Leahy Title: Vice President

Purchaser:

BPG ACQUISITIONS LLC,
a Delaware limited liability company

By:          Name:
Title:

UST Certificate - 1901 Pennsylvania Ave

Purchaser:

BPG ACQUISITIONS LLC,
a Delaware limited liability company

[Signature Page to UST Certificate ( 1901 Pennsylvania Ave))

Seller:

WASHREIT 2000 M ST TRUSTEE LLC,
a Delaware limited liability company
By /s/Andrew Leahy
Name: Andrew Leahy
Title: Vice President

Purchaser :

BPG ACQUISITIONS LLC,
a Delaware limited liability company

By: ___________________________
Name: ________________________
Title: _________________________

UST Certificate - 2000 M Street

Purchaser:

BPG ACQUISITIONS LLC,
a Delaware limited liability company

[Signature Page to UST Certificate (2000 M Street)]

EXHIBIT O-1

FORM OF CLOSING CERTIFICATE (SELLERS) CLOSING CERTIFICATE
(SELLERS)

Reference is hereby made to that certain Purchase and Sale Agreement (as the same may be amended, modified and/or supplemented from time to time, the “Purchase Agreement”) dated as of June __, 2021, by and between __ ______ a ___ ___ ___ (“Seller”), and
    , a    [, successor by assignment to    , a    ] (“Purchaser”). Subject to all the qualifications and limitations contained in the Purchase Agreement, Seller hereby certifies to Purchaser that the representations and warranties contained in Section 7.2 of the Purchase Agreement are true and correct in all material respects as of the date hereof.

Dated as of the ______ day of______, 2021.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Certificate has been executed as of the date first set forth hereinabove.

SELLER:

By:      Name:      Title:

EXHIBIT O-2

FORM OF CLOSING CERTIFICATE (PURCHASER) CLOSING CERTIFICATE
(PURCHASER)

Reference is hereby made to that certain Purchase and Sale Agreement (as the same may be amended, modified and/or supplemented from time to time, the “Purchase Agreement”) dated as of June , 2021, by and between        , a    (collectively, “Seller”), and    , a    [, successor by assignment to    , a
    ] (“Purchaser”). Subject to all the qualifications and limitations contained in the Purchase Agreement, Purchaser hereby certifies to Seller that the representations and warranties contained in Section 7.1 of the Purchase Agreement are true and correct in all material respects as of the date hereof.

Dated as of the    day of    , 2021.

[SIGNATURE PAGE FOLLOWS]

PURCHASER:

By:      Name:      Title:

EXHIBIT P

IDENTIFIED PROSPECTIVE PURCHASERS

Alduwaliya David Werner Stars REI Tokyo Trust Global Holdings
GLL (for Inversiones Corso) Dave Schaefer
Westbrook Divco Meridian Penzance
Blake Real Estate Georgetown Cos Bernstein
Sidra Capital ELV Associates Rockrose
Epic UK

DISCLOSURE SCHEDULE 1

ASSUMED CONTRACTS

[attached]

Schedule 3 ‐ Contracts

Property 515 King St.	Vendor Adcock Systems, LLC	Type Fire Protection	Action ASSUMED BY PUCHASER
515 King St.	American Pest Management	Pest Control	ASSUMED BY PUCHASER
515 King St.	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
515 King St.	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
515 King St.	Angus AnyWhere	Building Management	ASSUMED BY PUCHASER
515 King St.	NAC Mchanical	Chiller PM	ASSUMED BY PUCHASER
515 King St.	Chesapeake Protection	Fire Protection / Sprinkler	ASSUMED BY PUCHASER
515 King St.	Datawatch Systems LLC	Access Control	ASSUMED BY PUCHASER
515 King St.	EMCOR Combustioneer Corp	Generator Maintenance	ASSUMED BY PUCHASER
515 King St.	EMCOR Elevators	Elevators	ASSUMED BY PUCHASER
515 King St.	Hatch Data	Energy Intelligence Softwar	ASSUMED BY PUCHASER
515 King St.	Environmental Diagnostics	Environmental / Indoor Air Quality	ASSUMED BY PUCHASER
515 King St.	Total Quality Building Services	Janitorial	ASSUMED BY PUCHASER
515 King St.	American Disposal Services	Trash/Recycling	TBD ON ASSUMPTION BY PUCHASER
515 King St.	WGL	Natural Gas	ASSUMED BY PUCHASER
515 King St.	Comcast Business	Internet for DW	ASSUMED BY PUCHASER
515 King St.	Comcast Business	Internet for Mgmt	ASSUMED BY PUCHASER
515 King St.	Comcast Business	TV for Mgmt	ASSUMED BY PUCHASER
515 King St.	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
515 King St.	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Admiral Security	Security Guard	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	American Pest Management	Pest Control	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Angus AnyWhere	Building Management	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Capitol Concierge	2000 M Amenities	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Captivate	Elevator Communication	Assign ONLY With captivate approval
1140 Connecticut Avenue, NW	AOBA/Constellation	Electricity Contract	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Engie	Electricity Contract	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Datawatch Systems LLC	Access Control	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	ELCON	Manlift	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Enel X	Demand Response	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	EMCOR Combustioneer Corp	Generator	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Environmental Diagnostics	Environmental	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Flynn Arch Finishes	Metal, Wood, Stone	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	NAC	Chiller PM	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Rolling Greens	Landscaping	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Tenley Trash	Trash/Recycling	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	UG2	Janitorial	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Otis/Emcor	Elevators	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	WGL	Natural Gas	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Glanz/ Corner Media Advertising	Advertising Display	TBD ON ASSUMPTION BY PUCHASER
1140 Connecticut Avenue, NW	GTT	Elevator Services, Datawatch Door Access	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Comcast Business	Engineer Office, Cameras, Building Lobby	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
1220 19th Street	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
1220 19th Street	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
1220 19th Street	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
1220 19th Street	Angus Anywhere	Building Management	ASSUMED BY PUCHASER
1220 19th Street	Capitol Concierge	2000 M Amenities	ASSUMED BY PUCHASER
1220 19th Street	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
1220 19th Street	Datawatch Systems LLC	Access Control	ASSUMED BY PUCHASER
1220 19th Street	EMCOR Combustioneer Corp	Generator	ASSUMED BY PUCHASER
1220 19th Street	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
1220 19th Street	Enel X	Demand Response	ASSUMED BY PUCHASER
1220 19th Street	Environmental Diagnostics	Environmental	ASSUMED BY PUCHASER
1220 19th Street	Flynn Arch Finishes	Metal & Wood	ASSUMED BY PUCHASER
1220 19th Street	American Pest Management	Pest Control	ASSUMED BY PUCHASER
1220 19th Street	Rolling Greens	Landscaping	ASSUMED BY PUCHASER
1220 19th Street	UG2	Janitorial	ASSUMED BY PUCHASER
1220 19th Street	Admiral Security	Security Guard	ASSUMED BY PUCHASER
1220 19th Street	Warfield Sanford/Emcor	Elevators	ASSUMED BY PUCHASER
1220 19th Street	Captivate	Elevator Screens	Assign ONLY With captivate approval
1220 19th Street	Verkada	Security Cameras	ASSUMED BY PUCHASER
1220 19th Street	Waste Management	Trash/Recycling	ASSUMED BY PUCHASER
1220 19th Street	AOBA/Constellation	Electricity Contract	ASSUMED BY PUCHASER
1220 19th Street	Engie	Electricity Contract	ASSUMED BY PUCHASER
1220 19th Street	WGL	Natural Gas	ASSUMED BY PUCHASER
1220 19th Street	GTT	Datawatch Door Access, Lobby Desk	ASSUMED BY PUCHASER
1220 19th Street	Comcast Business	Engineers Office, Cameras	ASSUMED BY PUCHASER
1220 19th Street	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
1220 19th Street	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
1600 Wilson	Noyes Air Conditioning	HVAC Maint.	ASSUMED BY PUCHASER
1600 Wilson	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
1600 Wilson	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
1600 Wilson	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
1600 Wilson	Enel X	Demand Response	ASSUMED BY PUCHASER
1600 Wilson	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
1600 Wilson	Combustioneer	Generator Maintenance	ASSUMED BY PUCHASER
1600 Wilson	Waste Management of MD	Trash	ASSUMED BY PUCHASER
1600 Wilson	American Disposal Services	Recycling	TBD ON ASSUMPTION BY PUCHASER
1600 Wilson	EMCOR Elevators	Elevators	ASSUMED BY PUCHASER
1600 Wilson	Environmental Diagnostics	Environmental / Indoor Air Quality	ASSUMED BY PUCHASER
1600 Wilson	American Pest Management	Pest Control	ASSUMED BY PUCHASER
1600 Wilson	Total Quality Building Services	Janitorial	ASSUMED BY PUCHASER

Schedule 3 ‐ Contracts

Property 1600 Wilson	Vendor Datawatch Systems LLC	Type Access Control	Action ASSUMED BY PUCHASER
1600 Wilson	Brightview	Landscaping	ASSUMED BY PUCHASER
1600 Wilson	Captivate	Elevator cab advertising	Assign ONLY With captivate approval
1600 Wilson	Colonial	Intercom Monitoring	ASSUMED BY PUCHASER
1600 Wilson	3C	CC Processing	ASSUMED BY PUCHASER
1600 Wilson	Heartline	Fitness Center	ASSUMED BY PUCHASER
1600 Wilson	Angus AnyWhere	Building Management	ASSUMED BY PUCHASER
1600 Wilson	Comcast Business	Internet for Mgmt, Eng, Fitness Ctr	ASSUMED BY PUCHASER
1600 Wilson	Comcast Business	TV for Fitness Ctr	ASSUMED BY PUCHASER
1600 Wilson	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
1600 Wilson	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
1627 Eye Street	UG2	Janitorial	ASSUMED BY PUCHASER
1627 Eye Street	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
1627 Eye Street	Enel X	Demand Response	ASSUMED BY PUCHASER
1627 Eye Street	Casella	Trash/Recycling	ASSUMED BY PUCHASER
1627 Eye Street	Rolling Greens	Landscaping	ASSUMED BY PUCHASER
1627 Eye Street	EMCOR Combustioneer Corp	Generator	ASSUMED BY PUCHASER
1627 Eye Street	Flynn	Metal & Wood & Flooring	ASSUMED BY PUCHASER
1627 Eye Street	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
1627 Eye Street	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
1627 Eye Street	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
1627 Eye Street	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
1627 Eye Street	American Pest Management	Pest Control	ASSUMED BY PUCHASER
1627 Eye Street	EMCOR‐ Warfield & Sanford	Elevators	ASSUMED BY PUCHASER
1627 Eye Street	Datawatch Systems LLC	Video Camera Hosting / Access Control	ASSUMED BY PUCHASER
1627 Eye Street	Admiral Security	Security Guard	ASSUMED BY PUCHASER
1627 Eye Street	Angus AnyWhere	Building Management	ASSUMED BY PUCHASER
1627 Eye Street	EDC	Environmental	ASSUMED BY PUCHASER
1627 Eye Street	Capital Concierge	1627 Amenities	ASSUMED BY PUCHASER
1627 Eye Street	AOBA/Constellation	Electricity Contract	ASSUMED BY PUCHASER
1627 Eye Street	Engie	Electricity Contract	ASSUMED BY PUCHASER
1627 Eye Street	Allied Telecom	Engineers office, Penthouse Amenity, Cameras, Datawatch, Lobby	ASSUMED BY PUCHASER
1627 Eye Street	Comcast Business	Penthouse Amenity TV	ASSUMED BY PUCHASER
1627 Eye Street	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
1627 Eye Street	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
1627 Eye Street	Bee Keeping / Love and Carrots	Bees	ASSUMED BY PUCHASER
1775 Eye Street	UG2	Janitorial	ASSUMED BY PUCHASER
1775 Eye Street	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
1775 Eye Street	Enel X	Demand Response	ASSUMED BY PUCHASER
1775 Eye Street	Angus AnyWhere	Building Management	ASSUMED BY PUCHASER
1775 Eye Street	Rolling Greens	Landscaping	ASSUMED BY PUCHASER
1775 Eye Street	Waste Management	Trash/Recycling	ASSUMED BY PUCHASER
1775 Eye Street	EMCOR Combustioneer Corp	Generator	ASSUMED BY PUCHASER
1775 Eye Street	Flynn Arch Finishes	Metal & Wood & Flooring	ASSUMED BY PUCHASER
1775 Eye Street	EMCOR Elevators	Elevators	ASSUMED BY PUCHASER
1775 Eye Street	NAC ‐ Chiller	Chiller	ASSUMED BY PUCHASER
1775 Eye Street	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
1775 Eye Street	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
1775 Eye Street	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
1775 Eye Street	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
1775 Eye Street	American Pest Management	Pest Control	ASSUMED BY PUCHASER
1775 Eye Street	Datawatch Systems LLC	Access Control	ASSUMED BY PUCHASER
1775 Eye Street	Admiral Security	Security Guard	ASSUMED BY PUCHASER
1775 Eye Street	Heartline Fitness	Gym Equipment	ASSUMED BY PUCHASER
1775 Eye Street	ELCON	Man Lift Service Contract	ASSUMED BY PUCHASER
1775 Eye Street	EDC	Environmental	ASSUMED BY PUCHASER
1775 Eye Street	Glanz/ Corner Media Advertising	Advertising Display	TBD ON ASSUMPTION BY PUCHASER
1775 Eye Street	WGL	Natural Gas	ASSUMED BY PUCHASER
1775 Eye Street	AOBA/Constellation	Electricity Contract	ASSUMED BY PUCHASER
1775 Eye Street	Engie	Electricity	ASSUMED BY PUCHASER
1775 Eye Street	Capital Concierge	1775 Amenities	ASSUMED BY PUCHASER
1775 Eye Street	Allied Telecom Group	Gym Wifi, Building Cameras, Lobby Desk	ASSUMED BY PUCHASER
1775 Eye Street	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
1775 Eye Street	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
1775 Eye Street	Bee Keeping / Love and Carrots	Bees	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	UG2	Janitorial	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Enel X	Demand Response	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Captivate	Advertisement	Assign ONLY With captivate approval
1901 Pennsylvania Avenue, NW	Angus AnyWhere	Building Management	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Rolling Greens	Landscaping	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	EMCOR Combustioneer Corp	Generator	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Waste Management	Trash/Recycling	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	NAC ‐ Chiller	Chiller	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Environmental Diagnostics	Environmental	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	American Pest Management	Pest Control	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	EMCOR Elevators	Elevators	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Admiral Security	Security Guard	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Datawatch Systems LLC	Access Control	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Flynn Arch Finishes	Metal / Wood/Stone	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Capital Concierge	1901 Amenities	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	AOBA/Constellation	Electricity Contract	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Engie	Electricity Contract	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	WGL	Natural Gas	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Comcast Business	Internet for Eng Office, Cameras, Datawatch, Lobby	ASSUMED BY PUCHASER

Schedule 3 ‐ Contracts

Property Vendor Type Action
1901 Pennsylvania Avenue, NW Fusion Connect    POTS Phones    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW Vonage    VoIP Voice Lines    ASSUMED BY PUCHASER
2000 M Street    Adcock Systems, LLC    Fire Protection    ASSUMED BY PUCHASER
2000 M Street    American Pest Management    Pest Control    ASSUMED BY PUCHASER
2000 M Street    Backflow Technology    Plumbing    ASSUMED BY PUCHASER
2000 M Street    Nalco Water Treatment    Water Treatment    ASSUMED BY PUCHASER
2000 M Street    Angus Anywhere    Building Management    ASSUMED BY PUCHASER
2000 M Street    Chesapeake Protection    Fire Protection    ASSUMED BY PUCHASER
2000 M Street    Capitol Concierge    2000 M Amenities    ASSUMED BY PUCHASER
2000 M Street    Datawatch Systems LLC    Access Control    ASSUMED BY PUCHASER
2000 M Street    EMCOR Combustioneer Corp    Generator    ASSUMED BY PUCHASER
2000 M Street    Hatch Data    Energy Intelligence Software    ASSUMED BY PUCHASER
2000 M Street    Enel X    Demand Response    ASSUMED BY PUCHASER
2000 M Street    Environmental Diagnostics    Environmental    ASSUMED BY PUCHASER
2000 M Street    Flynn Arch Finishes    Metal, Wood, Flooring    ASSUMED BY PUCHASER
2000 M Street    Heartline Fitness    Gym Equipment    ASSUMED BY PUCHASER
2000 M Street    Lord Baltimore    Towel Service    ASSUMED BY PUCHASER
2000 M Street    UG2    Janitorial    ASSUMED BY PUCHASER
2000 M Street    Rolling Greens    Landscaping    ASSUMED BY PUCHASER
2000 M Street    Admiral Security    Security Guard    ASSUMED BY PUCHASER
2000 M Street    Warfield Sanford/Emcor    Elevators    ASSUMED BY PUCHASER
2000 M Street    Captivate    Elevator Screens    Assign ONLY With captivate approval
2000 M Street    Waste Management    Trash/Recycling    ASSUMED BY PUCHASER
2000 M Street    NAC Mechanical Services    Chiller    ASSUMED BY PUCHASER
2000 M Street    Glanz/ Corner Media Advertising    Advertising Display    TBD ON ASSUMPTION BY PUCHASER
2000 M Street    WGL    Natural Gas    ASSUMED BY PUCHASER
2000 M Street    AOBA/Constellation    Electricity Contract    ASSUMED BY PUCHASER
2000 M Street    Engie    Electricity Contract    ASSUMED BY PUCHASER 2000 M Street    Fusion Connect    Mgmt Office, Conference Rooms, Gym, Engineers, Cameras, Datawatch, e ASSUMED BY PUCHASER 2000 M Street    Comcast Business    TV for Lobby    ASSUMED BY PUCHASER
2000 M Street    Comcast Business    TV for FitCtr    ASSUMED BY PUCHASER
2000 M Street    Comcast Business    TV for Conf    ASSUMED BY PUCHASER
2000 M Street    Cogent Communication    Internet for Space+ Suites    ASSUMED BY PUCHASER
2000 M Street    Fusion Connect    POTS Phones    ASSUMED BY PUCHASER
2000 M Street    Vonage    VoIP Voice Lines    ASSUMED BY PUCHASER
2000 M Street    Konica Financial    Copier in LL Mgmt Office    ASSUMED BY PUCHASER 2000 M Street    VSGI    AV System Support for Conference Ctr    ASSUMED BY PUCHASER Arlington Tower    Adcock Systems, LLC    Fire Protection    ASSUMED BY PUCHASER
Arlington Tower    Chesapeake Protection    Fire Protection    ASSUMED BY PUCHASER
Arlington Tower    Backflow Technology    Plumbing    ASSUMED BY PUCHASER
Arlington Tower    Combustioneer    Generator Maintenance    ASSUMED BY PUCHASER
Arlington Tower    Waste Management of MD    Trash    ASSUMED BY PUCHASER
Arlington Tower    American Disposal Services    Recycling    TBD ON ASSUMPTION BY PUCHASER
Arlington Tower    EMCOR Elevators    Elevators    ASSUMED BY PUCHASER
Arlington Tower    Environmental Diagnostics    Environmental / Indoor Air Quality    ASSUMED BY PUCHASER
Arlington Tower    American Pest Management    Pest Control    ASSUMED BY PUCHASER
Arlington Tower    CRS    Janitorial    ASSUMED BY PUCHASER
Arlington Tower    Kastle Systems    Access Control    ASSUMED BY PUCHASER
Arlington Tower    Superior Plantings    Landscaping    ASSUMED BY PUCHASER
Arlington Tower    Hatch Data    Energy Intelligence Software    ASSUMED BY PUCHASER
Arlington Tower    Captivate    Elevator cab advertising    Assign ONLY With captivate approval
Arlington Tower    Capital Concierge    Concierge Service    ASSUMED BY PUCHASER
Arlington Tower    Nalco Water Treatment    Water Treatment    ASSUMED BY PUCHASER
Arlington Tower    Synergy Fitness Group    Fitness Center towel Service    ASSUMED BY PUCHASER
Arlington Tower    Synergy Fitness Group    Equipment PMs    ASSUMED BY PUCHASER
Arlington Tower    Allied Universal    Security    ASSUMED BY PUCHASER
Arlington Tower    Lane    Tenant Experience App    ASSUMED BY PUCHASER
Arlington Tower    Angus AnyWhere    Building Management    ASSUMED BY PUCHASER Arlington Tower    Cogent Communication    Internet for Engineers, Mgmt Office, Gym, Cameras, Lobby    ASSUMED BY PUCHASER Arlington Tower    Cogent Communication    Internet for Space+ Suites    ASSUMED BY PUCHASER
Arlington Tower    Comcast Business    TV for Gym    ASSUMED BY PUCHASER
Arlington Tower    Comcast Business    TV for Café    ASSUMED BY PUCHASER
Arlington Tower    GTT    Internet for EMS System    ASSUMED BY PUCHASER
Arlington Tower    Fusion Connect    POTS Phones    ASSUMED BY PUCHASER
Arlington Tower    Vonage    VoIP Voice Lines    ASSUMED BY PUCHASER
Arlington Tower    Konica Financial    Copier in Mgmt Office    ASSUMED BY PUCHASER
Arlington Tower    CloudCover    Music Streaming for Café Area    ASSUMED BY PUCHASER
Courthouse Square    Adcock Systems, LLC    Fire Protection    ASSUMED BY PUCHASER
Courthouse Square    American Pest Management    Pest Control    ASSUMED BY PUCHASER
Courthouse Square    Backflow Technology    Plumbing    ASSUMED BY PUCHASER
Courthouse Square    Nalco Water Treatment    Water Treatment    ASSUMED BY PUCHASER
Courthouse Square    Angus AnyWhere    Building Management    ASSUMED BY PUCHASER
Courthouse Square    Chesapeake Protection    Fire Protection / Sprinkler    ASSUMED BY PUCHASER
Courthouse Square    Datawatch Systems LLC    Access Control    ASSUMED BY PUCHASER
Courthouse Square    EMCOR Combustioneer Corp    Generator Maintenance    ASSUMED BY PUCHASER
Courthouse Square    EMCOR Elevators    Elevators    ASSUMED BY PUCHASER
Courthouse Square    Environmental Diagnostics    Environmental / Indoor Air Quality    ASSUMED BY PUCHASER
Courthouse Square    City of Alexandria Parking    Parking    ASSUMED BY PUCHASER
Courthouse Square    Total Quality Building Services    Janitorial    ASSUMED BY PUCHASER
Courthouse Square    American Disposal Services    Trash/Recycling    TBD ON ASSUMPTION BY PUCHASER
Courthouse Square    Hatch Data    Energy Intelligence Software    ASSUMED BY PUCHASER
Courthouse Square    WGL    Natural Gas    ASSUMED BY PUCHASER
Courthouse Square    Comcast Business    Internet for Space+ Suite    ASSUMED BY PUCHASER
Courthouse Square    Comcast Business    Internet for Mgmt    ASSUMED BY PUCHASER
Courthouse Square    Fusion Connect    POTS Phones    ASSUMED BY PUCHASER
Courthouse Square    Vonage    VoIP Voice Lines    ASSUMED BY PUCHASER
Fairgate    Adcock Systems, LLC    Fire Protection    ASSUMED BY PUCHASER
Fairgate    Chesapeake Protection    Fire Protection    ASSUMED BY PUCHASER
Fairgate    Backflow Technology    Plumbing    ASSUMED BY PUCHASER

Schedule 3 ‐ Contracts

	Property Fairgate	Vendor Combustioneer	Type Generator Maintenance	Action ASSUMED BY PUCHASER
	Fairgate	American Disposal Services	Trash/Recycling	TBD ON ASSUMPTION BY PUCHASER
	Fairgate	Emcor ‐ Otis	Elevators	ASSUMED BY PUCHASER
	Fairgate	Environmental Diagnostics	Environmental / Indoor Air Quality	ASSUMED BY PUCHASER
	Fairgate	American Pest Management	Pest Control	ASSUMED BY PUCHASER
	Fairgate	Total Quality	Janitorial	ASSUMED BY PUCHASER
	Fairgate	Datawatch Inc.	Access Control	ASSUMED BY PUCHASER
	Fairgate	Brightview	Landscaping	ASSUMED BY PUCHASER
	Fairgate	Interior Plantscapes	interior plants	ASSUMED BY PUCHASER
	Fairgate	Enel X	Demand Response	ASSUMED BY PUCHASER
	Fairgate	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
	Fairgate	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
	Fairgate	Colonial	Intercom Management	ASSUMED BY PUCHASER
	Fairgate	3c	Credit Card Processing	ASSUMED BY PUCHASER
	Fairgate	Angus AnyWhere	Online Service Request Platform	ASSUMED BY PUCHASER
	Fairgate	Comcast Business	Internet for Engineers, Cameras	ASSUMED BY PUCHASER
	Fairgate	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
	Fairgate	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
	Silverline Center	Bravo Services	Janitorial	ASSUMED BY PUCHASER
	Silverline Center	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
	Silverline Center	American Pest Manage	Pest Control	ASSUMED BY PUCHASER
	Silverline Center	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
	Silverline Center	Glanz/ Corner Media Advertising	Advertising Display	TBD ON ASSUMPTION BY PUCHASER
	Silverline Center	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
	Silverline Center	BrightView	Landscaping	ASSUMED BY PUCHASER
	Silverline Center	BrightView	Snow Removal	ASSUMED BY PUCHASER
	Silverline Center	Angus AnyWhere	Miscellaneous	ASSUMED BY PUCHASER
	Silverline Center	NAC/ Noyes Mechanical	Chiller Prev Maintenant	ASSUMED BY PUCHASER
	Silverline Center	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
	Silverline Center	EMCOR/Combustioneer Corp	Generator Maint	ASSUMED BY PUCHASER
	Silverline Center	Datawatch Systems LLC	Access Control	ASSUMED BY PUCHASER
	Silverline Center	Environmental Diagnostics	Environmental	ASSUMED BY PUCHASER
	Silverline Center	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
	Silverline Center	Enel X	Demand Response	ASSUMED BY PUCHASER
	Silverline Center	EMCOR/Warfield Sanford/ Schindler	Elevators / Escalators	ASSUMED BY PUCHASER
	Silverline Center	Flynn Archtectural	Floor Maint	ASSUMED BY PUCHASER
	Silverline Center	Heartline Fitness	Fitnees Maint	ASSUMED BY PUCHASER
	Silverline Center	Waste Management	Trash/Recycling	ASSUMED BY PUCHASER
	Silverline Center	LANE		ASSUMED BY PUCHASER
	Silverline Center	Capitol Concierge	Concierge	ASSUMED BY PUCHASER
	Silverline Center	SPPlus	RMS	ASSUMED BY PUCHASER
	Silverline Center	Bee Keeping / Love and Carrots	Bees	ASSUMED BY PUCHASER
	Silverline Center	SPPlus	Valet/ Labor	ASSUMED BY PUCHASER
	Silverline Center	One to One Fitness Access Agreement		ASSUMED BY PUCHASER
	Silverline Center	Cox Communications	Management Office, Public Wifi, Engineers office, cameras	ASSUMED BY PUCHASER
	Silverline Center	Cox Communications	Internet Conference Center	ASSUMED BY PUCHASER
	Silverline Center	Cox Communications	Internet Datawatch Door Access	ASSUMED BY PUCHASER
	Silverline Center	Cox Communications	TV for Lobby	ASSUMED BY PUCHASER
	Silverline Center	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
	Silverline Center	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
	Silverline Center	Konica Financial	Copier in Mgmt Office	ASSUMED BY PUCHASER
	Silverline Center	VSGI	AV System Support for Conference Ctr	ASSUMED BY PUCHASER
ASSUMED BY PUCHASER
LLW	1775 Eye Street	Streetsense	Retail Renovation Professional Services Agreement	ASSUMED BY PUCHASER
LLW	1775 Eye Street	Turner Construction	Retail Renovation General Contractor Agreement	ASSUMED BY PUCHASER
LLW	1775 Eye Street	Partners Contracting	Spec Suite 410 General Contractor Agreement	ASSUMED BY PUCHASER
LLW	1775 Eye Street	OTJ Architects	Spec Suite 410 Professional Services Agreement	ASSUMED BY PUCHASER
LLW	1220 19th Street	MKDA Architects	7th Floor Spec Suites & Amenity Space Professional Services Agreement	ASSUMED BY PUCHASER
LLW	1220 19th Street	HBW Construction	7th Floor Spec Suites General Contractor Agreement	ASSUMED BY PUCHASER
LLW	1220 19th Street	HBW Construction	7th Floor Amenity Space General Contractors Agreement	ASSUMED BY PUCHASER
LLW	1220 19th Street	Steven Winters Associates	Signed Proposal ‐ Fitwel Consulting (Professional Services)	ASSUMED BY PUCHASER
LLW	1220 19th Street	Washington Workplaces	Purchase Agreement ‐ Furnishings for 7th Floor Spec Suites & Amenity Sp	ASSUMED BY PUCHASER
LLW	Courthouse Square	Spectrum Inc. General Contracting	NOVA General Contractor Agreement	ASSUMED BY PUCHASER
LLW	Fairgate	Spectrum Inc. General Contracting	FDL General Contractor Agreement	ASSUMED BY PUCHASER
LLW	Fairgate	Project 308 Design, PLLC	FDL Professional Services Agreement	ASSUMED BY PUCHASER
LLW	Courthouse Square	Collective Architecture	Spec Suites & Amenity Space Professional Services Agreement	ASSUMED BY PUCHASER
LLW	1901 Pennsylvania Ave	Excell Contractors	TriStar LL Work	ASSUMED BY PUCHASER

DISCLOSURE SCHEDULE 2-1

LEASE SCHEDULE AND SECURITY DEPOSITS

[attached]

Schedule 2-1 - Lease Schedule

01. 1901 Penn    41644    Coalition for Epid. Preparedness Innov    4/30/2025    $14,920 First Amendment 082720.pdf
01. 1901 Penn    41644    Coalition for Epid. Preparedness Innov    4/30/2025    $14,920 Exhibit B 121720.pdf
01. 1901 Penn    41644    Coalition for Epid. Preparedness Innov    4/30/2025    $14,920 Lease 120717.pdf
01. 1901 Penn    41644    Coalition for Epid. Preparedness Innov    4/30/2025    $14,920 CEPI EXPANSION - TEST FIT OPT 1_022020.pdf
01. 1901 Penn    37823    Forest Resources Association    11/30/2022    $19,001 Office Building Lease 040513.pdf
01. 1901 Penn    37823    Forest Resources Association    11/30/2022    $19,001 Ex C-1 11.21.16.pdf
01. 1901 Penn    37823    Forest Resources Association    11/30/2022    $19,001 First Amendment 090916.pdf
01. 1901 Penn    37823    Forest Resources Association    11/30/2022    $19,001 Second Amendment 080120.pdf
01. 1901 Penn    42173    GongCha DC Inc    8/31/2030    $12,682 Second Amendment (COVID-19) 080120.pdf
01. 1901 Penn    42173    GongCha DC Inc    8/31/2030    $12,682 Lease 091019.pdf
01. 1901 Penn    42173    GongCha DC Inc    8/31/2030    $12,682 Lease Authorization Letter 091019.pd
01. 1901 Penn    42173    GongCha DC Inc    8/31/2030    $12,682 Exhibit C.pdf
01. 1901 Penn    42173    GongCha DC Inc    8/31/2030    $12,682 First Amendment (COVID-19) 060120.pdf
01. 1901 Penn    42296    University of Pittsburgh    12/31/2025    $5,471    Lease 030920.pdf
01. 1901 Penn    42296    University of Pittsburgh    12/31/2025    $5,471    Exhibit C 070820.pdf
01. 1901 Penn    24274    United Fresh Fruit & Vegetable Association    8/31/2024    $33,442 First Amendment to Lease 030612.pdf
01. 1901 Penn    24274    United Fresh Fruit & Vegetable Association    8/31/2024    $33,442 Second Amendment to Lease 102113.pd
01. 1901 Penn    24274    United Fresh Fruit & Vegetable Association    8/31/2024    $33,442 United Fresh Fruit & Veg. Lease 112702.pdf
01. 1901 Penn    23146    Kostrov Dental - Ciraden, Inc. - Comprehensive Dental Care, P C    12/31/2032    $9,015    Comphrehensive Dental Care, P.C. - Ciraden, Inc. Amendment to Lease and Assignment 123101.pd
01. 1901 Penn    23146    Kostrov Dental - Ciraden, Inc. - Comprehensive Dental Care, P C    12/31/2032    $9,015    Third Amendment to Lease 010610.pdf
01. 1901 Penn    23146    Kostrov Dental - Ciraden, Inc. - Comprehensive Dental Care, P C    12/31/2032    $9,015    Fourth Amendment (Assignment - Kostrov Dental) 021510
01. 1901 Penn    23146    Kostrov Dental - Ciraden, Inc. - Comprehensive Dental Care, P C    12/31/2032    $9,015    Fifth Amendment to Lease Kostrov 021511.pdf
01. 1901 Penn    23146    Kostrov Dental - Ciraden, Inc. - Comprehensive Dental Care, P C    12/31/2032    $9,015    Comphrehensive Dental Care, P.C. Lease 123101.pd
01. 1901 Penn    23146    Kostrov Dental - Ciraden, Inc. - Comprehensive Dental Care, P C    12/31/2032    $9,015    Comprehensive Dental Care First Addendum to Lease 123101.pd
01. 1901 Penn    23146    Kostrov Dental - Ciraden, Inc. - Comprehensive Dental Care, P C    12/31/2032    $9,015    Sixth Amendment 060921.pdf
01. 1901 Penn    31354    Chicago Title Insurance    11/30/2024    NA    Exhibit C.pdf
01. 1901 Penn    31354    Chicago Title Insurance    11/30/2024    NA    Lease 103017.pdf
01. 1901 Penn    35095    TriStar Technology Group LLC    2/29/2024    NA    Exhibit C 070611.pdf
01. 1901 Penn    35095    TriStar Technology Group LLC    2/29/2024    NA    Office Building Lease 060711.pdf
01. 1901 Penn    35095    TriStar Technology Group LLC    2/29/2024    NA    Second Amendment 111717.pdf
01. 1901 Penn    35095    TriStar Technology Group LLC    2/29/2024    NA    First Amendment 060314.pdf
01. 1901 Penn    35095    TriStar Technology Group LLC    2/29/2024    NA    Third Amendment 100120.pdf
01. 1901 Penn    28288    Precision Economics LLC    7/31/2021    $4,727    Second Amendment to Lease 021511.pd
01. 1901 Penn    28288    Precision Economics LLC    7/31/2021    $4,727    Third Amendment 030316.pdf
01. 1901 Penn    28288    Precision Economics LLC    7/31/2021    $4,727    Precision Economics, LLC Lease 061405.pdf
01. 1901 Penn    28288    Precision Economics LLC    7/31/2021    $4,727    First Amendment 090810.pdf
01. 1901 Penn    41848    USA Basque Trade and Investment, Inc    1/31/2026    $19,650 Beneficial Occupancy Form 08262016.pdf
01. 1901 Penn    41848    USA Basque Trade and Investment, Inc    1/31/2026    $19,650 Lease 062918.pdf
01. 1901 Penn    34928    Friends of the American University of Afghanistan    4/30/2022    $4,834    First Amendment Extension 050114.pdf
01. 1901 Penn    34928    Friends of the American University of Afghanistan    4/30/2022    $4,834    Exhibit C 042911.pdf
01. 1901 Penn    34928    Friends of the American University of Afghanistan    4/30/2022    $4,834    Second Amendment 050517.pdf
01. 1901 Penn    34928    Friends of the American University of Afghanistan    4/30/2022    $4,834    Office Building Lease 040511.pdf
01. 1901 Penn    34928    Friends of the American University of Afghanistan    4/30/2022    $4,834    Third Amendment 050121.pdf
01. 1901 Penn    41856    Inside Arabia, Inc    10/31/2021    $33,482 Lease 071018.pdf
01. 1901 Penn    41856    Inside Arabia, Inc    10/31/2021    $33,482 Inside Arabia Inc Exhibit C.pd
01. 1901 Penn    41856    Inside Arabia, Inc    10/31/2021    $33,482 OPENING NOTICE.pdf
01. 1901 Penn    21724    Mission of Peru of the OAS    9/30/2027    $31,680 Fourth Amendment 052918.pdf
01. 1901 Penn    21724    Mission of Peru of the OAS    9/30/2027    $31,680 Mission of Peru to the OAS Office Bldg. Lease 030501.pdf
01. 1901 Penn    21724    Mission of Peru of the OAS    9/30/2027    $31,680 Mission of Peru Beneficial Use.pdf
01. 1901 Penn    21724    Mission of Peru of the OAS    9/30/2027    $31,680 Second Amendment 042613.pdf
01. 1901 Penn    21724    Mission of Peru of the OAS    9/30/2027    $31,680 First Amendment 031306.pdf
01. 1901 Penn    21724    Mission of Peru of the OAS    9/30/2027    $31,680 Ex C-3 05.05.16.pdf
01. 1901 Penn    21724    Mission of Peru of the OAS    9/30/2027    $31,680 Third Amendment 032416.pdf
01. 1901 Penn    41830    Comcast Cable Communciations, LLC    3/31/2023    NA    1901 Penn - License Agreement - Comcast.pdf
01. 1901 Penn    42104    LiquidSpace Portfolio Services, Inc    12/31/2023    NA    Lease 052119.pdf
01. 1901 Penn    14043    CVS of DC and VA Inc    9/30/2025    NA    Lease 033115.pdf
01. 1901 Penn    38747    National Legal Aid and Defender Associatio    11/30/2024    $31,563 Office Building Lease 101613.pdf
01. 1901 Penn    38747    National Legal Aid and Defender Associatio    11/30/2024    $31,563 Exhibit C 020414.pdf
01. 1901 Penn    41919    Core, Inc    11/30/2023    $23,803 Lease 080218.pdf
01. 1901 Penn    41919    Core, Inc    11/30/2023    $23,803 Exhibit C - Core Inc - 1901 Penn (3023).pdf
01. 1901 Penn    16622    Counseling & Psychotherapy Service    11/30/2022    $6,459    Deed of Lease 072208.pdf
01. 1901 Penn    16622    Counseling & Psychotherapy Service    11/30/2022    $6,459    Second Amendment (COVID-19) 100120.pdf
01. 1901 Penn    16622    Counseling & Psychotherapy Service    11/30/2022    $6,459    First Amendment 091415.pdf
01. 1901 Penn    41653    ENS Resources, Inc    7/31/2023    $15,580 Lease 121217.pdf
01. 1901 Penn    38941    The Business Council    8/31/2024    $8,657    Beneficial Use 031017.pdf
01. 1901 Penn    38941    The Business Council    8/31/2024    $8,657    Office Building Lease 120213.pdf
01. 1901 Penn    38941    The Business Council    8/31/2024    $8,657    First Amendment 103116.pdf
01. 1901 Penn    38941    The Business Council    8/31/2024    $8,657    Exhibit C 012914.pdf
01. 1901 Penn    38941    The Business Council    8/31/2024    $8,657    Exhibit C 030817.pdf
01. 1901 Penn    29876    Center for Security Policy    3/31/2028    $30,252 First Amendment 122316.pdf
01. 1901 Penn    29876    Center for Security Policy    3/31/2028    $30,252 Exhibit C - Suite 402 06017.pdf
01. 1901 Penn    29876    Center for Security Policy    3/31/2028    $30,252 Office Building Lease Center for Security Policy, Inc 080406.pd
01. 1901 Penn    29876    Center for Security Policy    3/31/2028    $30,252 Letter of Agreement Suite 201.pdf
01. 1901 Penn    42420    The Frame Market Corporation    9/30/2025    $4,192    Lease 121720.pdf
1. 1901 Penn    42420    The Frame Market Corporation    9/30/2025    $4,192    The Frame Market Exhibit D.pd
02. 1220 19th    42358    Sshape Inc.    8/31/2023    $15,904 Lease 081220.pdf
02. 1220 19th    40863    i Ricchi, Inc    8/31/2024    $10,000 1997.06.11 - I Ricchi - Lease.pdf
02. 1220 19th    40863    i Ricchi, Inc    8/31/2024    $10,000 2014.04.15 - I Ricchi - Second Amendment.pdf
02. 1220 19th    40863    i Ricchi, Inc    8/31/2024    $10,000 2014.09.22 - Memorandum of Delivery Date.pdf
02. 1220 19th    40863    i Ricchi, Inc    8/31/2024    $10,000 1997.06.11 - I Ricchi - Addendum.pdf
2. 1220 19th    40863    i Ricchi, Inc    8/31/2024    $10,000 1995.04.01 - I Ricchi - Parking License Agreement.pdf
02. 1220 19th    40863    i Ricchi, Inc    8/31/2024    $10,000 2010.05.01 - I Ricchi - Temporary License Agreement.pd
02. 1220 19th    40863    i Ricchi, Inc    8/31/2024    $10,000 2005.01.04 - I Ricchi - Storage Space Lease Agreement.pd
02. 1220 19th    40863    i Ricchi, Inc    8/31/2024    $10,000 2003.10.25 - I Ricchi - First Amendment.pdf
02. 1220 19th    14486    Taxpayers Against Fraud    1/31/2027    $8,598    Office Building Lease 090611.pdf
02. 1220 19th    14486    Taxpayers Against Fraud    1/31/2027    $8,598    First Amendment 060716.pdf
02. 1220 19th    14486    Taxpayers Against Fraud    1/31/2027    $8,598    TAF Parking Space Agreement 080197.pd
02. 1220 19th    14486    Taxpayers Against Fraud    1/31/2027    $8,598    Second Amendment 062119.pdf
02. 1220 19th    39377    Technical Learning Center    10/31/2023    $20,827 First Amendment 070120.pdf
02. 1220 19th    39377    Technical Learning Center    10/31/2023    $20,827 Exhibit C 080714.pdf
02. 1220 19th    39377    Technical Learning Center    10/31/2023    $20,827 Office Building Lease 032614.pdf
02. 1220 19th    42297    Embassy of the Republic of Honduras    3/31/2022    $28,168    Addendum to Lease 080520.pd
02. 1220 19th    42297    Embassy of the Republic of Honduras    3/31/2022    $28,168 Memorandum of LCD RCD & LXD 031120.pdf
02. 1220 19th    42297    Embassy of the Republic of Honduras    3/31/2022    $28,168 DOS New Embassy Approval Letter 020520.pd
02. 1220 19th    42297    Embassy of the Republic of Honduras    3/31/2022    $28,168 Lease 031120.pdf
02. 1220 19th    42297    Embassy of the Republic of Honduras    3/31/2022    $28,168 Lease 031120 (Notarized).pdf
02. 1220 19th    41072    Geosyntec Consultants, Inc    1/31/2022    $11,832 Beneficial Use & Occupancy 090116.pdf
02. 1220 19th    41072    Geosyntec Consultants, Inc    1/31/2022    $11,832 Lease 060316.pdf
02. 1220 19th    41072    Geosyntec Consultants, Inc    1/31/2022    $11,832 Storage Space Agreement 011819.pd
02. 1220 19th    41072    Geosyntec Consultants, Inc    1/31/2022    $11,832 Exhibit C 060116.pdf
02. 1220 19th    31875    Smart Electric Power Alliance (SEPA)    4/30/2025    $49,801 2016.12.02 - Solar Electric Power Association - Second Amendment.pd
02. 1220 19th    31875    Smart Electric Power Alliance (SEPA)    4/30/2025    $49,801 2010.06.15 - Solar Electric Power Association - First Amendment.pd
02. 1220 19th    31875    Smart Electric Power Alliance (SEPA)    4/30/2025    $49,801 2010.06.15 - Solar Electric Power Association - Lease.pd
02. 1220 19th    31875    Smart Electric Power Alliance (SEPA)    4/30/2025    $49,801 2008.07.18 - Solar Electric Power Association - Lease.pd
02. 1220 19th    31875    Smart Electric Power Alliance (SEPA)    4/30/2025    $49,801 2008.10.22 - Solar Electric Power Association - Exhibit C.pd
02. 1220 19th    31875    Smart Electric Power Alliance (SEPA)    4/30/2025    $49,801 2010.01.24 - Solar Electric Power Association - Exhibit C.pd
02. 1220 19th    31875    Smart Electric Power Alliance (SEPA)    4/30/2025    $49,801 2016.12.02 - Solar Electric Power Association - Lease Authorization.pd
02. 1220 19th    31875    Smart Electric Power Alliance (SEPA)    4/30/2025    $49,801 2013.09.06 - Solar Electric Power Association - First Amendment to Lease and Consent to Sublease.pd
02. 1220 19th    34930    National Association for Law Placemen    10/31/2021    $15,925 Office Building Lease 041311.pdf
02. 1220 19th    34930    National Association for Law Placemen    10/31/2021    $15,925 Exhibit C 051311.pdf
02. 1220 19th    34930    National Association for Law Placemen    10/31/2021    $15,925 Second Amendment 052721
02. 1220 19th    34930    National Association for Law Placemen    10/31/2021    $15,925 First Amendment (COVID-19) 060120.pdf
02. 1220 19th    36052    720 Strategies, LLC    12/31/2022    $22,145 Lease 120611.pdf
02. 1220 19th    36052    720 Strategies, LLC    12/31/2022    $22,145 Storage Space Lease Agreement 071312.pd
02. 1220 19th    36052    720 Strategies, LLC    12/31/2022    $22,145 Exhibit C 022812.pdf
02. 1220 19th    41585    O'Neill, Athy & Casey PC    1/31/2022    $8,854    Lease 101017.pdf
02. 1220 19th    41585    O'Neill, Athy & Casey PC    1/31/2022    $8,854    First Amendment 041719.pdf
02. 1220 19th    41585    O'Neill, Athy & Casey PC    1/31/2022    $8,854    Lease Authorization (New Lease) 101017.pd
02. 1220 19th    41585    O'Neill, Athy & Casey PC    1/31/2022    $8,854    Exhibit C 102817.pdf
02. 1220 19th    41585    O'Neill, Athy & Casey PC    1/31/2022    $8,854    Beneficial Use 103017.pdf
02. 1220 19th    41585    O'Neill, Athy & Casey PC    1/31/2022    $8,854    Exhibit B Second Amendment 121020.pd
02. 1220 19th    41585    O'Neill, Athy & Casey PC    1/31/2022    $8,854    Second Amendment 081920.pdf
02. 1220 19th    14192    Venue Catering, Inc. (fka CF Folk Ltd dba The Well Dressed Burrito    6/30/2028    $8,488    2018.09.07 - CF Folks - First Amendment and Assignment of Lease.pdf
02. 1220 19th    14192    Venue Catering, Inc. (fka CF Folk Ltd dba The Well Dressed Burrito    6/30/2028    $8,488    2018.11.19 - CF Folks - Storage Space Lease.pd
02. 1220 19th    14192    Venue Catering, Inc. (fka CF Folk Ltd dba The Well Dressed Burrito    6/30/2028    $8,488    2007.12.23 - CF Folks - Lease.pdf
02. 1220 19th    14192    Venue Catering, Inc. (fka CF Folk Ltd dba The Well Dressed Burrito    6/30/2028    $8,488    C.F. Folks Exhibits.pdf
02. 1220 19th    14192    Venue Catering, Inc. (fka CF Folk Ltd dba The Well Dressed Burrito    6/30/2028    $8,488    2013.03.19 - CF Folks - Storage Space Lease.pd
02. 1220 19th    14192    Venue Catering, Inc. (fka CF Folk Ltd dba The Well Dressed Burrito    6/30/2028    $8,488    Second Amendment (COVID-19) 040120.pdf
02. 1220 19th    14192    Venue Catering, Inc. (fka CF Folk Ltd dba The Well Dressed Burrito    6/30/2028    $8,488    36156 - The Well Dressed Burrito - Revised Rent Letter - 04.01.20.docx
02. 1220 19th    35965    Enclude Ltd    10/31/2022    $28,690 Exhibit C 121911.pdf
02. 1220 19th    35965    Enclude Ltd    10/31/2022    $28,690 Consent to Transfer of Ownership Interests 091818.pdf
02. 1220 19th    35965    Enclude Ltd    10/31/2022    $28,690 Second Amendment 051917.pdf
02. 1220 19th    35965    Enclude Ltd    10/31/2022    $28,690 Lease 110311.pdf
02. 1220 19th    35965    Enclude Ltd    10/31/2022    $28,690 First Amendment Construction 060412.pdf
02. 1220 19th    22224    Numark Associates Inc    10/31/2022    $17,473 Exhibit C 050112.pdf
02. 1220 19th    22224    Numark Associates Inc    10/31/2022    $17,473 First Amendment Consent 041613.pdf
02. 1220 19th    22224    Numark Associates Inc    10/31/2022    $17,473 Office Building Lease 041712.pdf
02. 1220 19th    22224    Numark Associates Inc    10/31/2022    $17,473 Second Amendment Consent 082115.pdf
02. 1220 19th    22224    Numark Associates Inc    10/31/2022    $17,473 Third Amendment (Consent to Sublease) 122316.pd
02. 1220 19th    42020    Turning the Page    7/31/2021    $1,500    First Amendment to TLA 080219.pdf

Schedule 2-1 - Lease Schedule

02. 1220 19th    42020    Turning the Page    7/31/2021    $1,500    Second Amendment to TLA (COVID-19) 020120.pdf
02. 1220 19th    42020    Turning the Page    7/31/2021    $1,500    TLA 012919.pdf
02. 1220 19th    42020    Turning the Page    7/31/2021    $1,500    Third Amendment to TLA 020121.pdf
02. 1220 19th    42404    McBride Real Estate Services Inc    9/30/2024    $6,691    Lease 113020.pdf
02. 1220 19th    42187    Georgetown Publc Affairs, LLC    4/30/2025    $23,092 Lease 100919.pdf
02. 1220 19th    42187    Georgetown Publc Affairs, LLC    4/30/2025    $23,092 Exhibit C Georgetown Public Affairs 112719.pd
02. 1220 19th    42187    Georgetown Publc Affairs, LLC    4/30/2025    $23,092 First Amendment 040120.pdf
02. 1220 19th    42368    Circle in a Square Advisors    3/31/2026    $5,272    Exhibit D 102020.pdf
02. 1220 19th    42368    Circle in a Square Advisors    3/31/2026    $5,272    Lease 081920.pdf
02. 1220 19th    41263    Transportation Workers Union of America    7/31/2031    $29,967 Lease 082719.pdf
2. 1220 19th    41263    Transportation Workers Union of America    7/31/2031    $29,967 TWU Exhibit C_Fully Executed.pd
3. 2000 M    34373    Nat'l Foundation for Credit Counseling    8/31/2021    $26,014 Office Building Lease 101210.pdf
03. 2000 M    34373    Nat'l Foundation for Credit Counseling    8/31/2021    $26,014 Exhibit C 113010.pdf
03. 2000 M    34373    Nat'l Foundation for Credit Counseling    8/31/2021    $26,014 First Amendment Consent 101413.pdf
03. 2000 M    31357    Australian Broadcasting Corp    11/30/2024    NA    Office Building Lease 092513.pdf
03. 2000 M    38530    Energy Bar Association    8/31/2026    $6,800    First Amendment 032520.pdf
03. 2000 M    38530    Energy Bar Association    8/31/2026    $6,800    Office Lease 091813.pdf
03. 2000 M    NA    2000 M Ground Lease    10/6/2070    NA    2000 M Street - Ground Lease Overview.xls
03. 2000 M    NA    2000 M Ground Lease    10/6/2070    NA    2007.12.04 - Assignment of Ground Lease.pdf
03. 2000 M    NA    2000 M Ground Lease    10/6/2070    NA    1982.07.15 - Assignment of Ground Lease.pdf
03. 2000 M    NA    2000 M Ground Lease    10/6/2070    NA    1994.08.19 - Assignment of Ground Lease.pdf
03. 2000 M    NA    2000 M Ground Lease    10/6/2070    NA    1971.10.04 - Ground Lease.pdf
03. 2000 M    42421    Broadreach Consulting, LLC    5/31/2024    $5,200    Lease 123020.pdf
03. 2000 M    31364    MCImetro Access Transmission Services    12/31/2022    NA    Fifth Amendment 080218.pdf
03. 2000 M    31364    MCImetro Access Transmission Services    12/31/2022    NA    Third Amendment and Landlord Extension 09_2001.pd
03. 2000 M    31364    MCImetro Access Transmission Services    12/31/2022    NA    Fourth Amendment 113006.pdf
03. 2000 M    37412    National Law Center on Homelessness and Povert    1/31/2024    NA    First Amendment 022621.pdf
03. 2000 M    37412    National Law Center on Homelessness and Povert    1/31/2024    NA    Office Building Lease 121812.pdf
03. 2000 M    37412    National Law Center on Homelessness and Povert    1/31/2024    NA    Exhibit C 020113.pdf
03. 2000 M    36504    Island Press - Center for Resource Economics    12/31/2025    NA    First Amendment (COVID-19) 040120.pdf
03. 2000 M    36504    Island Press - Center for Resource Economics    12/31/2025    NA    Second Amendment 022421.pdf
03. 2000 M    36504    Island Press - Center for Resource Economics    12/31/2025    NA    Office Building Lease 052512.pdf
03. 2000 M    36504    Island Press - Center for Resource Economics    12/31/2025    NA    Exhibit C 091712.pdf
03. 2000 M    41263    Long Term Strategy Group LLC    3/31/2023    $29,967 Lease 121916.pdf
03. 2000 M    41263    Long Term Strategy Group LLC    3/31/2023    $29,967 Ex C.pdf
03. 2000 M    41263    Long Term Strategy Group LLC    3/31/2023    $29,967 Exhibit C-1.pdf
03. 2000 M    41263    Long Term Strategy Group LLC    3/31/2023    $29,967 First Amendment 082019.pdf
03. 2000 M    31345    Legend Circle Holdings, Inc    12/31/2035    $12,060 Subordenation Non-Distrubance & Attornement Agreement 102799.pd
03. 2000 M    31345    Legend Circle Holdings, Inc    12/31/2035    $12,060 First Amendment 012215.pdf
03. 2000 M    31345    Legend Circle Holdings, Inc    12/31/2035    $12,060 Office Building Lease 031110.pdf
03. 2000 M    31355    CBS News, Inc    6/30/2024    NA    Office Building Lease 112112.pdf
03. 2000 M    31355    CBS News, Inc    6/30/2024    NA    First Amendment 033018.pdf
03. 2000 M    37699    American Forest Foundation    7/31/2026    $36,385 Office Building Lease 030113.pdf
03. 2000 M    37699    American Forest Foundation    7/31/2026    $36,385 First Amendment to Lease 081613.pdf
03. 2000 M    41190    Health Mgmt Associates, Inc    12/31/2024    NA    Exhibit C 031517.pdf
03. 2000 M    41190    Health Mgmt Associates, Inc    12/31/2024    NA    Certificate of Occupancy 022317.pdf
03. 2000 M    41190    Health Mgmt Associates, Inc    12/31/2024    NA    Lease 091416.pdf
03. 2000 M    41190    Health Mgmt Associates, Inc    12/31/2024    NA    Tenant Notice re Transfer of Ownership Interests 022018.pdf
03. 2000 M    41190    Health Mgmt Associates, Inc    12/31/2024    NA    Beneficial Use & Occupancy Notice 021117.pd
03. 2000 M    31346    Christopher Kim's, Inc    1/31/2025    $14,376 Sixth Amendment (COVID-19) 040120 .pdf
03. 2000 M    31346    Christopher Kim's, Inc    1/31/2025    $14,376 Lease 091099
03. 2000 M    31346    Christopher Kim's, Inc    1/31/2025    $14,376 Fifth Amendment 020119.pdf
03. 2000 M    31346    Christopher Kim's, Inc    1/31/2025    $14,376 Fourth Amendment 052416.pdf
03. 2000 M    31346    Christopher Kim's, Inc    1/31/2025    $14,376 Second Amendment to Lease 111610.pd
03. 2000 M    31346    Christopher Kim's, Inc    1/31/2025    $14,376 First Amendment 11_00 dba.pdf
03. 2000 M    31346    Christopher Kim's, Inc    1/31/2025    $14,376 Third Amendment 122314.pdf
03. 2000 M    36584    Women for Women International    8/31/2023    $61,879 Exhibit C 090712.pdf
03. 2000 M    36584    Women for Women International    8/31/2023    $61,879 First Amendment Consent 091613.pdf
03. 2000 M    36584    Women for Women International    8/31/2023    $61,879 Lease 061512.pdf
03. 2000 M    36584    Women for Women International    8/31/2023    $61,879 Second Amendment (Consent to Sublease) 122316.pd
03. 2000 M    36584    Women for Women International    8/31/2023    $61,879 Storage Space Agreement 021213.pd
03. 2000 M    36323    Altarum Institute    8/31/2022    $70,127 First Amendment to Lease 082018.pdf
03. 2000 M    36323    Altarum Institute    8/31/2022    $70,127 Lease 031912.pdf
03. 2000 M    36323    Altarum Institute    8/31/2022    $70,127 Exhibit C 050112.pdf
03. 2000 M    41938    Laz Parking Mid-Atlantic LLC    11/30/2029    $25,275 Lease 092718.pdf
03. 2000 M    41938    Laz Parking Mid-Atlantic LLC    11/30/2029    $25,275 Exhibit C 022519.pdf
03. 2000 M    41938    Laz Parking Mid-Atlantic LLC    11/30/2029    $25,275 TLA 012519.pdf
03. 2000 M    41938    Laz Parking Mid-Atlantic LLC    11/30/2029    $25,275 Exhibit C - 092718.pdf
03. 2000 M    31362    British Broadcasting Corp    6/30/2035    $46,195 First Amendment to TLA 082019.pdf
03. 2000 M    31362    British Broadcasting Corp    6/30/2035    $46,195 Second Amendment 010121.pdf
03. 2000 M    31362    British Broadcasting Corp    6/30/2035    $46,195 First Amendment 100116.pdf
03. 2000 M    31362    British Broadcasting Corp    6/30/2035    $46,195 Storage Space Lease Agreement 081612.pd
03. 2000 M    31362    British Broadcasting Corp    6/30/2035    $46,195 Office Building Lease 092513.pdf
03. 2000 M    34938    National Society of Collegiate Scholar    1/31/2026    NA    Exhibit C 032321 - Amendment Four.pdf
03. 2000 M    34938    National Society of Collegiate Scholar    1/31/2026    NA    Fourth Amendment 022421.pdf
03. 2000 M    34938    National Society of Collegiate Scholar    1/31/2026    NA    First Amendment to Lease 100913.pdf
03. 2000 M    34938    National Society of Collegiate Scholar    1/31/2026    NA    Third Amendment 052217.pdf
03. 2000 M    34938    National Society of Collegiate Scholar    1/31/2026    NA    Exhibit C 090111.pdf
03. 2000 M    34938    National Society of Collegiate Scholar    1/31/2026    NA    Office Building Lease 042611.pdf
03. 2000 M    34938    National Society of Collegiate Scholar    1/31/2026    NA    Exhibit C 030414.pdf
03. 2000 M    34938    National Society of Collegiate Scholar    1/31/2026    NA    Second Amendment_Consent to Sublease 012716.pd
03. 2000 M    42026    Mercury Analytics, LLC    5/31/2022    $38,908 Exhibit C 022719.pdf
03. 2000 M    42026    Mercury Analytics, LLC    5/31/2022    $38,908 Lease 020719.pdf
03. 2000 M    31350    Eurovision Americas, Inc    4/30/2025    $92,356 Transfer Stock Notice 122118.pdf
03. 2000 M    31350    Eurovision Americas, Inc    4/30/2025    $92,356 Executed Exhibit C 012910.pd
03. 2000 M    31350    Eurovision Americas, Inc    4/30/2025    $92,356 Office Building Lease 012910.pdf
03. 2000 M    31350    Eurovision Americas, Inc    4/30/2025    $92,356 First Amendment 122018.pdf
03. 2000 M    31350    Eurovision Americas, Inc    4/30/2025    $92,356 Second Amendment 120120.pdf
03. 2000 M    14043    CVS Pharmacy    1/31/2029    NA    Second Amendment 071192.pdf
03. 2000 M    14043    CVS Pharmacy    1/31/2029    NA    Fifth Amendment 012919.pdf
03. 2000 M    14043    CVS Pharmacy    1/31/2029    NA    Lease 033092.pdf
03. 2000 M    14043    CVS Pharmacy    1/31/2029    NA    Fourth Amendment to Lease 122211.pdf
03. 2000 M    14043    CVS Pharmacy    1/31/2029    NA    First Amendment 060992.pdf
03. 2000 M    14043    CVS Pharmacy    1/31/2029    NA    Letter Agreement 033111.pdf
03. 2000 M    14043    CVS Pharmacy    1/31/2029    NA    Third Amendment 040703.pdf
03. 2000 M    38027    Center for International Policy, Inc    3/31/2024    $17,723 Third Amendment to Lease and Consent to Sublease 061019.pd
03. 2000 M    38027    Center for International Policy, Inc    3/31/2024    $17,723 Fourth Amendment to Lease and Consent to Sublease 061019.pd
03. 2000 M    38027    Center for International Policy, Inc    3/31/2024    $17,723 Office Building Lease 060413.pdf
03. 2000 M    42089    International Association of Women Judges    9/30/2023    $2,400    First Amendment to TLA 030821.pdf
03. 2000 M    42089    International Association of Women Judges    9/30/2023    $2,400    TLA 051619.pdf
03. 2000 M    42200    KPFF, Inc.    4/30/2023    $9,147    Exhibit C 020620.pdf
03. 2000 M    42200    KPFF, Inc.    4/30/2023    $9,147    KPFF - Lease 111319.pdf
03. 2000 M    31355    CBS News, Inc    6/30/2024    NA    Third Amendment Consent to Sublease 022608.pd
03. 2000 M    31355    CBS News, Inc    6/30/2024    NA    Office Lease Agreement 111102.pdf
03. 2000 M    31355    CBS News, Inc    6/30/2024    NA    Second Amendment 062707.pdf
03. 2000 M    31355    CBS News, Inc    6/30/2024    NA    Storage Agmt 060316.pdf
03. 2000 M    31355    CBS News, Inc    6/30/2024    NA    Substantial Completion Form Construction 102808.pdf
03. 2000 M    31355    CBS News, Inc    6/30/2024    NA    First Amendment to lease undated.pd
03. 2000 M    42313    MKDA DC LLC    6/30/2021    NA    Temporary License Agreement Suite 750-G v2 (LL) 041420.pd
03. 2000 M    42313    MKDA DC LLC    6/30/2021    NA    First Amendment to TLA 093020.pdf
03. 2000 M    42313    MKDA DC LLC    6/30/2021    NA    Second Amendment to TLA 030121.pdf
03. 2000 M    42313    Steven Winter Associates Inc    7/31/2032    $45,271 Exhibit C 052521
3. 2000 M    42433    Steven Winter Associates Inc    7/31/2032    $45,271 Lease 020321.pdf
4. 1140 Connecticut    38939    Bureau Van Dijk Electronic Publishing, Inc    7/31/2022    $7,862    Office Building Lease 112613.pdf
04. 1140 Connecticut    38939    Bureau Van Dijk Electronic Publishing, Inc    7/31/2022    $7,862    Exhibit C 022014.pdf
04. 1140 Connecticut    38939    Bureau Van Dijk Electronic Publishing, Inc    7/31/2022    $7,862    First Amendment 072319.pdf
04. 1140 Connecticut    41191    Japan Agency for Med Research & De    11/30/2021    $11,981 Ex C.pdf
04. 1140 Connecticut    41191    Japan Agency for Med Research & De    11/30/2021    $11,981 Lease 091916.pdf
04. 1140 Connecticut    39491    William J. Brennan, Jr. Center for Justice, Inc    7/31/2029    $23,480 Storage Space Agmt 070117.pd
04. 1140 Connecticut    39491    William J. Brennan, Jr. Center for Justice, Inc    7/31/2029    $23,480 First Amendment 072418.pdf
04. 1140 Connecticut    39491    William J. Brennan, Jr. Center for Justice, Inc    7/31/2029    $23,480 Exhibit C 072214.pdf
04. 1140 Connecticut    39491    William J. Brennan, Jr. Center for Justice, Inc    7/31/2029    $23,480 Lease 042114.pdf
04. 1140 Connecticut    34683    Propane Education and Research Counci    8/31/2025    $32,839 Consent to Sublease (National Propane Gas Assoc) 032521.pd
04. 1140 Connecticut    34683    Propane Education and Research Counci    8/31/2025    $32,839 Storage Space Agreement 112515.pd
04. 1140 Connecticut    34683    Propane Education and Research Counci    8/31/2025    $32,839 Office Building Lease 022014.pdf
04. 1140 Connecticut    34672    Gorove Slade Associates, Inc    9/30/2021    $14,090 Lease 031516.pdf
04. 1140 Connecticut    34665    USA Beauty, LLC (fka ERS, Inc) dba Voila Hair Salon    8/31/2025    $3,887    ERS Lease 020110.pdf
04. 1140 Connecticut    34665    USA Beauty, LLC (fka ERS, Inc) dba Voila Hair Salon    8/31/2025    $3,887    ERS, Inc - USA Beauty, LLC - Purchae & Sale Agreement 022619.pd
04. 1140 Connecticut    34665    USA Beauty, LLC (fka ERS, Inc) dba Voila Hair Salon    8/31/2025    $3,887    Second Amendment (COVID-19) 040120.pdf
04. 1140 Connecticut    34665    USA Beauty, LLC (fka ERS, Inc) dba Voila Hair Salon    8/31/2025    $3,887    USA Beauty_Option to Renew_8.8.19.pd
04. 1140 Connecticut    34665    USA Beauty, LLC (fka ERS, Inc) dba Voila Hair Salon    8/31/2025    $3,887    Third Amendment (COVID-19) 090120.pdf
04. 1140 Connecticut    34665    USA Beauty, LLC (fka ERS, Inc) dba Voila Hair Salon    8/31/2025    $3,887    USA Beauty LLC dba Voila - C of O 030619.pd
04. 1140 Connecticut    34665    USA Beauty, LLC (fka ERS, Inc) dba Voila Hair Salon    8/31/2025    $3,887    First Amendment and Assignment of Lease 041119.pdf
04. 1140 Connecticut    36679    Blue Engine Message & Media, LLC & Bully Pulpit Interactiv    11/30/2023    $44,497 Second Amendment 110515.pdf
04. 1140 Connecticut    36679    Blue Engine Message & Media, LLC & Bully Pulpit Interactiv    11/30/2023    $44,497 Exhibit C-1 082313.pdf
04. 1140 Connecticut    36679    Blue Engine Message & Media, LLC & Bully Pulpit Interactiv    11/30/2023    $44,497 Storage Space Agreement 032119.pd
04. 1140 Connecticut    36679    Blue Engine Message & Media, LLC & Bully Pulpit Interactiv    11/30/2023    $44,497 Lien Waiver Agmt 031017.pdf
04. 1140 Connecticut    36679    Blue Engine Message & Media, LLC & Bully Pulpit Interactiv    11/30/2023    $44,497 First Amendment 042613.pdf
04. 1140 Connecticut    36679    Blue Engine Message & Media, LLC & Bully Pulpit Interactiv    11/30/2023    $44,497 Office Building Lease 062912.pdf
04. 1140 Connecticut    36679    Blue Engine Message & Media, LLC & Bully Pulpit Interactiv    11/30/2023    $44,497 Storage Space Agreement 111315.pd

Schedule 2-1 - Lease Schedule

04. 1140 Connecticut    34666    Elizabeth Glaser Pediatric AIDS Foundatio    5/31/2022    $56,061 Storage Lease Agreement 112515.pd
04. 1140 Connecticut    34666    Elizabeth Glaser Pediatric AIDS Foundatio    5/31/2022    $56,061 Office Building Lease and Addendum 080911.pd
04. 1140 Connecticut    34666    Elizabeth Glaser Pediatric AIDS Foundatio    5/31/2022    $56,061 Storage Lease Agreement 032216.pd
04. 1140 Connecticut    34666    Elizabeth Glaser Pediatric AIDS Foundatio    5/31/2022    $56,061 First Amendment 031518.pdf
04. 1140 Connecticut    34666    Elizabeth Glaser Pediatric AIDS Foundatio    5/31/2022    $56,061 Exhibit C 090611.pdf
04. 1140 Connecticut    38357    Fentress Architects, Ltd    12/31/2026    $17,684 Office Building Lease 081613.pdf
04. 1140 Connecticut    38357    Fentress Architects, Ltd    12/31/2026    $17,684 Second Amendment (COVID-19) 102320.pdf
04. 1140 Connecticut    38357    Fentress Architects, Ltd    12/31/2026    $17,684 First Amendment 091718.pdf
04. 1140 Connecticut    34662    PMF, Inc d/b/a The Improv    9/30/2031    $11,565 Lease 092520.pdf
04. 1140 Connecticut    41216    Yolanda C. Holmes, MD    5/31/2027    NA    Beneficial Use & Occupancy 022817.pdf
04. 1140 Connecticut    41216    Yolanda C. Holmes, MD    5/31/2027    NA    Exhibit C 012417.pdf
04. 1140 Connecticut    41216    Yolanda C. Holmes, MD    5/31/2027    NA    First Admendment (COVID-19) 080120.pdf
04. 1140 Connecticut    41216    Yolanda C. Holmes, MD    5/31/2027    NA    Lease 101016.pdf
04. 1140 Connecticut    34671    Ridge Global LLC    10/31/2025    $26,420 Exhibit C 11012020.pdf
04. 1140 Connecticut    34671    Ridge Global LLC    10/31/2025    $26,420 Ridge Global - First Amendment 112019.pdf
04. 1140 Connecticut    34671    Ridge Global LLC    10/31/2025    $26,420 Lease 012815.pdf
04. 1140 Connecticut    36840    Network for Good, Inc    12/31/2022    $43,522 Lien Waiver Agmt 102620.pdf
04. 1140 Connecticut    36840    Network for Good, Inc    12/31/2022    $43,522 Second Amendment 053119.pdf
04. 1140 Connecticut    36840    Network for Good, Inc    12/31/2022    $43,522 Office Building Lease 073112.pdf
04. 1140 Connecticut    36840    Network for Good, Inc    12/31/2022    $43,522 Exhibit C.pdf
04. 1140 Connecticut    36840    Network for Good, Inc    12/31/2022    $43,522 Third Amendment 050120.pdf
04. 1140 Connecticut    36840    Network for Good, Inc    12/31/2022    $43,522 Lien Waiver Agmt 090716.pdf
04. 1140 Connecticut    36840    Network for Good, Inc    12/31/2022    $43,522 First Amendment 022118.pdf
04. 1140 Connecticut    36840    Network for Good, Inc    12/31/2022    $43,522 Fourth Amendment 060821.pdf
04. 1140 Connecticut    36503    Project Concern Internationa    10/31/2026    $102,851 Lease 120215.pdf
04. 1140 Connecticut    36503    Project Concern Internationa    10/31/2026    $102,851 Second Amendment (Consent to Sublease) 051818.pd
04. 1140 Connecticut    36503    Project Concern Internationa    10/31/2026    $102,851 First Amendment (Consent to Sublease) 051116.pdf
04. 1140 Connecticut    36503    Project Concern Internationa    10/31/2026    $102,851 Exhibit C 122115.pdf
04. 1140 Connecticut    38853    Tahrir Institute for Middle East Policy    9/30/2021    NA    Exhibit C 040414.pdf
04. 1140 Connecticut    38853    Tahrir Institute for Middle East Policy    9/30/2021    NA    Office Building Lease 110613.pdf
04. 1140 Connecticut    41498    US Soccer Foundation, Inc    10/31/2028    $57,528 Storage Agmt (ST2B) 030118.pdf
04. 1140 Connecticut    41498    US Soccer Foundation, Inc    10/31/2028    $57,528 Consturction Plans 073117.pdf
04. 1140 Connecticut    41498    US Soccer Foundation, Inc    10/31/2028    $57,528 Storage Agmt (ST6) 030118.pdf
04. 1140 Connecticut    41498    US Soccer Foundation, Inc    10/31/2028    $57,528 Lease 071117.pdf
04. 1140 Connecticut    41498    US Soccer Foundation, Inc    10/31/2028    $57,528 Exhibit C 120117.pdf
04. 1140 Connecticut    42127    Financial Health Network Inc.    5/31/2027    $21,582 Exhibit C 110119.pdf
04. 1140 Connecticut    42127    Financial Health Network Inc.    5/31/2027    $21,582 Memorandum of Lease Commencement Date_1140 Connecticut Avenue NW_signed by Financial Health Network.pd
04. 1140 Connecticut    42127    Financial Health Network Inc.    5/31/2027    $21,582 Lease 071719.pdf
04. 1140 Connecticut    34898    Palmercare Chiropractic, LLC and Corey Malniko    3/31/2027    $9,619    Exhibit C2.pdf
04. 1140 Connecticut    34898    Palmercare Chiropractic, LLC and Corey Malniko    3/31/2027    $9,619    Certificate of Good Standing 081718.pdf
04. 1140 Connecticut    34898    Palmercare Chiropractic, LLC and Corey Malniko    3/31/2027    $9,619    Exhibit C 032411.pdf
04. 1140 Connecticut    34898    Palmercare Chiropractic, LLC and Corey Malniko    3/31/2027    $9,619    Second Amendment 082018.pdf
04. 1140 Connecticut    34898    Palmercare Chiropractic, LLC and Corey Malniko    3/31/2027    $9,619    Deed of Lease 032211.pdf
04. 1140 Connecticut    34898    Palmercare Chiropractic, LLC and Corey Malniko    3/31/2027    $9,619    First Amendment 080416.pdf
04. 1140 Connecticut    34676    Law Resources, Inc    2/28/2026    $11,191 Second Amendment 010616.pdf
04. 1140 Connecticut    34676    Law Resources, Inc    2/28/2026    $11,191 Exhitit C - Suite 910 012916.pdf
04. 1140 Connecticut    34676    Law Resources, Inc    2/28/2026    $11,191 First Amendment 092506.pdf
04. 1140 Connecticut    34676    Law Resources, Inc    2/28/2026    $11,191 Lease 010616.pdf
04. 1140 Connecticut    41691    Rockefeller Philanthropy Advisors, Inc. (dba Climate Nexus    12/31/2021    $28,087 Exhibit C 030918.pdf
04. 1140 Connecticut    41691    Rockefeller Philanthropy Advisors, Inc. (dba Climate Nexus    12/31/2021    $28,087 Lease 011918.pdf
04. 1140 Connecticut    34663    Subway Real Estate Corp Store #12567    7/31/2023    $2,867    Third Amendment (COVID-19) 040120.pdf
04. 1140 Connecticut    34663    Subway Real Estate Corp Store #12567    7/31/2023    $2,867    Second Amendment 081216.pdf
04. 1140 Connecticut    34663    Subway Real Estate Corp Store #12567    7/31/2023    $2,867    1st Amendment 120502.pdf
04. 1140 Connecticut    34663    Subway Real Estate Corp Store #12567    7/31/2023    $2,867    Subway - 1992.12.22 - Lease.pdf
04. 1140 Connecticut    34668    Brailsford & Dunlavey, Inc    9/30/2025    $20,730 Third Amendment 063020.pdf
04. 1140 Connecticut    34668    Brailsford & Dunlavey, Inc    9/30/2025    $20,730 Brailsford - Second Amendment 110819.pdf
04. 1140 Connecticut    34668    Brailsford & Dunlavey, Inc    9/30/2025    $20,730 Office Building Lease 091112.pdf
4. 1140 Connecticut    34668    Brailsford & Dunlavey, Inc    9/30/2025    $20,730 First Amendment 122018.pdf
5.Army Navy Building    41259    Garrison & Sisson, Inc    9/30/2022    $11,210 Lease 120916.pdf
05. Army Navy Building    41259    Garrison & Sisson, Inc    9/30/2022    $11,210 Exhibit C 033017.pdf
05. Army Navy Building    41469    Feeding America    5/31/2028    $70,162 Exhibit C.pdf
05. Army Navy Building    41469    Feeding America    5/31/2028    $70,162 Lease 071817.pdf
05. Army Navy Building    41200    Astris Finance LLC    9/30/2023    $41,179 Ex C.pdf
05. Army Navy Building    41200    Astris Finance LLC    9/30/2023    $41,179 First Amendment 062817.pdf
05. Army Navy Building    41200    Astris Finance LLC    9/30/2023    $41,179 Lease 092316.pdf
05. Army Navy Building    39366    Institute of Transportation Engineers    4/30/2026    NA    Tenant Response Letter re Consent to Sublease 031318.pd
05. Army Navy Building    39366    Institute of Transportation Engineers    4/30/2026    NA    Second Amendment (Consent to Sublease) 092914.pd
05. Army Navy Building    39366    Institute of Transportation Engineers    4/30/2026    NA    ITE Lease 010410.pdf
05. Army Navy Building    39366    Institute of Transportation Engineers    4/30/2026    NA    Third Amendment (Consent to Sublease) 042418.pd
05. Army Navy Building    39366    Institute of Transportation Engineers    4/30/2026    NA    First Amendment (Consent to Sublease) 082814.pdf
05. Army Navy Building    39366    Institute of Transportation Engineers    4/30/2026    NA    ITE SNDA 042910.pdf
05. Army Navy Building    39366    Institute of Transportation Engineers    4/30/2026    NA    ITE Executed Commencement Letter.pd
05. Army Navy Building    41880    Redbrick LMD, LLC    8/31/2024    $63,633 Bike Storage Unit Lease Agreement 100119.pd
05. Army Navy Building    41880    Redbrick LMD, LLC    8/31/2024    $63,633 Lease 080118.pdf
05. Army Navy Building    41880    Redbrick LMD, LLC    8/31/2024    $63,633 Exhibit C 012519.pdf
05. Army Navy Building    41880    Redbrick LMD, LLC    8/31/2024    $63,633 First Amendment to Bike Storage Unit Lease Agreement 101719.pd
05. Army Navy Building    41546    Calfee, Halter & Griswold LLP    11/30/2027    NA    Exhibit C 120517.pdf
05. Army Navy Building    41546    Calfee, Halter & Griswold LLP    11/30/2027    NA    First Amendment 020221.pdf
05. Army Navy Building    41546    Calfee, Halter & Griswold LLP    11/30/2027    NA    Lease 091417.pdf
05. Army Navy Building    39365    Japan Bank for International Cooperation    10/31/2026    NA    JBIC First Amendment - 11.19.10.pdf
05. Army Navy Building    39365    Japan Bank for International Cooperation    10/31/2026    NA    JBIC Lease 7.24.08.pdf
05. Army Navy Building    39365    Japan Bank for International Cooperation    10/31/2026    NA    Ex C-2 10.17.16.pdf
05. Army Navy Building    39365    Japan Bank for International Cooperation    10/31/2026    NA    Japan Bank Commencement Letter_10.9.08.pdf
05. Army Navy Building    39365    Japan Bank for International Cooperation    10/31/2026    NA    JBIC Commencement Letter 03.04.11.pdf
05. Army Navy Building    39365    Japan Bank for International Cooperation    10/31/2026    NA    Beneficial Use for Suite 850.pdf
05. Army Navy Building    39365    Japan Bank for International Cooperation    10/31/2026    NA    Second Amendment 082416.pdf
05. Army Navy Building    41942    AQR Capital Management, LLC    4/30/2024    NA    Sublease Consent (Redbrick) 041720.pd
05. Army Navy Building    41942    AQR Capital Management, LLC    4/30/2024    NA    Exhibit C 112818.pdf
05. Army Navy Building    41942    AQR Capital Management, LLC    4/30/2024    NA    Lease 093018.pdf
05. Army Navy Building    41532    Total Washington, DC Rep. Office LLC    4/30/2023    NA    1st amend to Guaranty.pdf
05. Army Navy Building    41532    Total Washington, DC Rep. Office LLC    4/30/2023    NA    Lease 081817.pdf
05. Army Navy Building    41532    Total Washington, DC Rep. Office LLC    4/30/2023    NA    Exhibit C Suite 910 111017.pdf
05. Army Navy Building    41656    Avenue Strategies LLC    2/28/2022    NA    Lease 122017.pdf
05. Army Navy Building    41656    Avenue Strategies LLC    2/28/2022    NA    Exhibit C 050418.pdf
05. Army Navy Building    39367    The New York Times Company    12/31/2027    NA    New Lease 010317
05. Army Navy Building    39367    The New York Times Company    12/31/2027    NA    SNDA 010917.pdf
05. Army Navy Building    39364    Army & Navy Club    10/31/2035    NA    Lease
05. Army Navy Building    39364    Army & Navy Club    10/31/2035    NA    ANCB Suite 400_Amended and Restated Commencement Date Agreement.pd
05. Army Navy Building    39364    Army & Navy Club    10/31/2035    NA    ANC Storage Space Agreement (1-31-07).pd
05. Army Navy Building    39364    Army & Navy Club    10/31/2035    NA    ANC Commencement Date Letter (Suite 400) - 1.3.11.pdf
05. Army Navy Building    39364    Army & Navy Club    10/31/2035    NA    ANC Lease Agreement-Suite 400 (6-29-10).pdf
05. Army Navy Building    39364    Army & Navy Club    10/31/2035    NA    1987.02.24 - ANC - Certificate Terminating Reversion.pdf
05. Army Navy Building    39364    Army & Navy Club    10/31/2035    NA    1984.02.1 - ANC - First Amendment to Deed.pdf
05. Army Navy Building    39364    Army & Navy Club    10/31/2035    NA    1983.08.04 - Supplemental Agreement.pdf
05. Army Navy Building    41959    Crossboundary, LLC    11/30/2024    $42,397 Lease 103018.pdf
05. Army Navy Building    41269    PRR, Inc    3/31/2023    $11,875 Sublessor SE Solutions Business Name Change 082219.pd
05. Army Navy Building    41269    PRR, Inc    3/31/2023    $11,875 Lease 010517.pdf
05. Army Navy Building    41269    PRR, Inc    3/31/2023    $11,875 First Amendment (Consent to Sublease) 120718.pdf
05. Army Navy Building    41269    PRR, Inc    3/31/2023    $11,875 Exhibit C 030817.pdf
05. Army Navy Building    41732    Applied Materials, Inc    2/29/2024    NA    Tenant Lease Admin Contact Info 031318.pdf
05. Army Navy Building    41732    Applied Materials, Inc    2/29/2024    NA    Lease 030818.pdf
05. Army Navy Building    41879    Hawthorne Lane LLC    9/30/2024    $24,590 Second Amendment 091219.pdf
05. Army Navy Building    41879    Hawthorne Lane LLC    9/30/2024    $24,590 Lease 080218.pdf
05. Army Navy Building    41879    Hawthorne Lane LLC    9/30/2024    $24,590 First Amendment 111618.pdf
05. Army Navy Building    41485    Norris George & Ostrow PLLC    5/31/2023    $70,334 Lease 071017.pdf
05. Army Navy Building    41485    Norris George & Ostrow PLLC    5/31/2023    $70,334 Exhibit C 080317.pdf
05. Army Navy Building    41622    Defense Credit Union Council, Inc    9/30/2023    $19,766 Lease 112117.pdf
05. Army Navy Building    39368    1 Life Healthcare, Inc.    9/30/2024    $25,000 First Amendment 030121.pdf
05. Army Navy Building    39368    1 Life Healthcare, Inc.    9/30/2024    $25,000 1 Life Healthcare (Master Executed Lease).pd
05. Army Navy Building    39368    1 Life Healthcare, Inc.    9/30/2024    $25,000 1Life Commencement Date Letter.pdf
05. Army Navy Building    42403    American Academy of HIV Medicine    1/30/2022    $12,000 Consent to Sublease (The AIDS Institute Inc.) 031521.pd
5.Army Navy Building    42403    American Academy of HIV Medicine    1/30/2022    $12,000 TLA 111620.pdf
6. 1775 Eye    40659    Strategas Research Partners, LLC    4/30/2023    $26,941 First Amendment (Assignment) 122717.pdf
06. 1775 Eye    40659    Strategas Research Partners, LLC    4/30/2023    $26,941 Lease 052915.pdf
06. 1775 Eye    40670    Sojitz Corp of America    11/30/2028    $9,669    Sojitz Lease 062215.pdf
06. 1775 Eye    40670    Sojitz Corp of America    11/30/2028    $9,669    First Amendment 031020.pdf
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    HHR 2nd Amendment.pdf
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    Hughes Hubbard Revised LOC Oct. 2011.pd
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    HHR 5th Amendment.pdf
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    HHR Lease.pdf
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    HHR 8th Amendment 010517.pdf
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    HHR 3rd Amendment.pdf
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    HHR 7th Amendment.pdf
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    HHR 4th Amendment.pdf
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    Letter of Credit 020917.pdf
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    Hughes Hubbard Reed LLP -- Certified Foreign Registration Statement 010317.pd
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    HHR 6th Amendment.pdf
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    Amended LOC 020917.pdf
06. 1775 Eye    39545    Hughes Hubbard & Reed LLP    1/31/2033    NA    HHR 1st Amendment.pdf
06. 1775 Eye    15047    WashingtonREIT    1/31/2022    NA    Second Amendment 111816.pdf

Schedule 2-1 - Lease Schedule

06. 1775 Eye    15047    WashingtonREIT    1/31/2022    NA    Third Amendment 051519.pdf
06. 1775 Eye    15047    WashingtonREIT    1/31/2022    NA    First Amendment 121115.pdf
06. 1775 Eye    15047    WashingtonREIT    1/31/2022    NA    Fourth Amendment 020120.pdf
06. 1775 Eye    15047    WashingtonREIT    1/31/2022    NA    FIFTH AMENDMENT - PENDING
06. 1775 Eye    39843    Cartica Management, LLC    11/30/2022    NA    2015.11.16 - Cartica - Exhibit C-2.pdf
06. 1775 Eye    39843    Cartica Management, LLC    11/30/2022    NA    2014.06.30 - Cartica - Lease.pdf
06. 1775 Eye    39843    Cartica Management, LLC    11/30/2022    NA    2014.12.15 - Cartica - Exhibit C.pdf
06. 1775 Eye    39843    Cartica Management, LLC    11/30/2022    NA    2015.11.16 - Cartica - Second Amendment.pdf
06. 1775 Eye    39843    Cartica Management, LLC    11/30/2022    NA    2015.07.15 - Cartica - First Amendment.pdf
06. 1775 Eye    40674    Intelligent Office    6/30/2026    $29,984 Second Amendment (COVID-19) v2 (LL).pdf
06. 1775 Eye    40674    Intelligent Office    6/30/2026    $29,984    Addendum and Assignment Rev 1 060915.pd
06. 1775 Eye    40674    Intelligent Office    6/30/2026    $29,984 First Amendment 071315.pdf
06. 1775 Eye    40674    Intelligent Office    6/30/2026    $29,984 New Lease 061815.pdf
06. 1775 Eye    40884    National Multifamily Housing Counci    6/30/2027    $70,035 NHMC Beneficial Occupancy Form 08.26.16.pdf
06. 1775 Eye    40884    National Multifamily Housing Counci    6/30/2027    $70,035 Lease 111615.pdf
06. 1775 Eye    40884    National Multifamily Housing Counci    6/30/2027    $70,035 Lease Cover & Acknowledgement Letter 111615.pd
06. 1775 Eye    40884    National Multifamily Housing Counci    6/30/2027    $70,035 Ex C.pdf
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    2010.11.30 - Morgan Stanley - Fourth Amendment.pdf
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    1997.09.19 - Dean Witter Reynolds - Amendment to Lease.pd
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    2012.09.17 - Morgan Stanley - Name Change.pd
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    2005.06.15 - Morgan Stanley - Storage Space Addendum.pd
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    1997.03.06 - Dean Witter Reynolds - Lease.pdf
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    2005.08.01 - Morgan Stanley - Storage Space Addendum.pd
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    2013.02.28 - Morgan Stanley - Fifth Amendment.pdf
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    2018.12.27 - Morgan Stanley - Seventh Amendment.pd
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    1999.05.10 - Dean Witter Reynolds - Second Amendment.pd
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    2014.05.01 - Building Ownership Change Letter.pdf
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    2009.05.31 - Morgan Stanley - Assignment and Assumption.pd
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    2000.03.16 - Dean Witter Reynolds - Third Amendment.pdf
06. 1775 Eye    39544    Morgan Stanley Smith Barney Financing    9/30/2030    NA    2014.05.01 - Morgan Stanley - Estoppel.pd
06. 1775 Eye    40714    Cooperative Lague of the USA (NCBA    3/31/2027    $79,925 Exhibit C.pdf
6. 1775 Eye    40714    Cooperative Lague of the USA (NCBA    3/31/2027    $79,925 Lease 073015.pdf
06. 1775 Eye    42464    District Title    4/30/2033    $21,260 Lease 050421
7. 515 King Street    14342    MultiState Associates, Inc    11/30/2023    $26,398 Storage Agmt 071816.pdf
07. 515 King Street    14342    MultiState Associates, Inc    11/30/2023    $26,398 Deed of Lease 032211.pdf
07. 515 King Street    14342    MultiState Associates, Inc    11/30/2023    $26,398 First Amendment 111215.pdf
07. 515 King Street    32963    Zero The Project to End Prostate Cance    7/31/2025    $12,277 First Amendment 040215.pdf
07. 515 King Street    32963    Zero The Project to End Prostate Cance    7/31/2025    $12,277 Deed of Lease 080409.pdf
07. 515 King Street    32963    Zero The Project to End Prostate Cance    7/31/2025    $12,277 Executed Exhibit C 080409.pd
07. 515 King Street    30467    Ricondo & Associates, Inc    4/30/2021    $19,597 Ricondo & Assoc Deed of Lease 013007.pd
07. 515 King Street    30467    Ricondo & Associates, Inc    4/30/2021    $19,597 Consent to Transfer of Ownership Interests 111418.pdf
07. 515 King Street    30467    Ricondo & Associates, Inc    4/30/2021    $19,597 First Amendment to Lease 062309.pdf
07. 515 King Street    30467    Ricondo & Associates, Inc    4/30/2021    $19,597 Exhibit C 040914.pdf
07. 515 King Street    30467    Ricondo & Associates, Inc    4/30/2021    $19,597 Second Amendment 112613.PDF
07. 515 King Street    29577    Missile Defense Advocacy Alliance, Inc    1/31/2023    $11,318 Third Amendment 071816.pdf
07. 515 King Street    29577    Missile Defense Advocacy Alliance, Inc    1/31/2023    $11,318 Second Amendment 040814.pdf
07. 515 King Street    29577    Missile Defense Advocacy Alliance, Inc    1/31/2023    $11,318 MDAA - Fourth Amendment 120519.pdf
07. 515 King Street    29577    Missile Defense Advocacy Alliance, Inc    1/31/2023    $11,318 Exhibit C-3 10.11.16.pdf
07. 515 King Street    29577    Missile Defense Advocacy Alliance, Inc    1/31/2023    $11,318 Missile Defense Advocacy Alliance Deed of Lease 050906.pd
07. 515 King Street    29577    Missile Defense Advocacy Alliance, Inc    1/31/2023    $11,318 First Amendment 022409.pdf
07. 515 King Street    23360    SunTrust Bank    12/31/2024    NA    SunTrust Bank Lease 123099.pdf
07. 515 King Street    23360    SunTrust Bank    12/31/2024    NA    SunTrust Bank First Amendment 010405.pdf
07. 515 King Street    23360    SunTrust Bank    12/31/2024    NA    Second Amendment to Lease 071514.pd
07. 515 King Street    42169    WhiteHawk CEC, Inc    1/31/2023    $18,440 Exhibit C 092519.pdf
7. 515 King Street    42169    WhiteHawk CEC, Inc    1/31/2023    $18,440 Lease 091219.pdf
8.Courthouse Square    21435    Redmon Peyton and Braswell LLP    11/30/2023    $16,767 Fourth Amendment 061411.pdf
08. Courthouse Square    21435    Redmon Peyton and Braswell LLP    11/30/2023    $16,767 Redmon, Peyton & Braswell, LLP Amendment to Lease & Consent to Sublease 091801.pd
08. Courthouse Square    21435    Redmon Peyton and Braswell LLP    11/30/2023    $16,767 Fifth Amendment 092215.pdf
08. Courthouse Square    21435    Redmon Peyton and Braswell LLP    11/30/2023    $16,767 Redmon, Peyton & Braswell, LLP First Amendment Lease 091801.pd
08. Courthouse Square    21435    Redmon Peyton and Braswell LLP    11/30/2023    $16,767 Redmon, Peyton & Braswell, LLP Second Amendment Lease 062403 .pd
08. Courthouse Square    21435    Redmon Peyton and Braswell LLP    11/30/2023    $16,767 Third Amendment Redmon Peyton & Braswell LLP 013106.pd
08. Courthouse Square    21435    Redmon Peyton and Braswell LLP    11/30/2023    $16,767 Redmon, Peyton & Braswell, LLP Lease 091801.pd
08. Courthouse Square    21419    Voorthuis Opticians Inc    10/31/2027    NA    Voorthuis Opticians, Inc. First Amendment Lease 073012.pdf
08. Courthouse Square    21419    Voorthuis Opticians Inc    10/31/2027    NA    Voorthuis Opticians, Inc. Lease 120899.pdf
08. Courthouse Square    21419    Voorthuis Opticians Inc    10/31/2027    NA    Second Amendment 060517.pdf
08. Courthouse Square    21419    Voorthuis Opticians Inc    10/31/2027    NA    Third Amendment (COVID-19) 060120.pdf
08. Courthouse Square    42268    Global Rule of Law & Liberty Legal Defense    3/31/2022    $5,910    Lease 020720.pdf
08. Courthouse Square    21424    United Bank (fka Virginia Commerce Bank)    5/31/2024    NA    Second Amendment 032814.PDF
08. Courthouse Square    21424    United Bank (fka Virginia Commerce Bank)    5/31/2024    NA    First Amendment Lease 032409.pdf
08. Courthouse Square    21424    United Bank (fka Virginia Commerce Bank)    5/31/2024    NA    Virginia Commerce Bank Lease 042099 .pd
08. Courthouse Square    21416    McEnearney Associates Inc    2/28/2023    $45,467 McEnearney Associates, Inc. Lease 010604.pd
08. Courthouse Square    21416    McEnearney Associates Inc    2/28/2023    $45,467 Second Amendment 020916.pdf
08. Courthouse Square    21416    McEnearney Associates Inc    2/28/2023    $45,467 First Amendment 121608.pdf
08. Courthouse Square    21416    McEnearney Associates Inc    2/28/2023    $45,467 Lien Waiver Agmt 112917.pdf
08. Courthouse Square    21416    McEnearney Associates Inc    2/28/2023    $45,467 Third Amendment (COVID-19) 040120.pdf
08. Courthouse Square    21416    McEnearney Associates Inc    2/28/2023    $45,467 Ex C Additional Premises 03.25.16.pd
08. Courthouse Square    15031    Starbucks Corporation    9/30/2027    NA    Third Amendment 083017.pdf
08. Courthouse Square    15031    Starbucks Corporation    9/30/2027    NA    Starbucks Corporation First Amendment to Retail Lease 071602.pd
08. Courthouse Square    15031    Starbucks Corporation    9/30/2027    NA    Starbucks Corporation Storage Agreement 120796 .pd
08. Courthouse Square    15031    Starbucks Corporation    9/30/2027    NA    Starbuck Corporation Lease 093092.pd
08. Courthouse Square    15031    Starbucks Corporation    9/30/2027    NA    Starbucks Corporation Second Amendment Lease 073012.pd
08. Courthouse Square    40977    Tag and Label Manufacturer's Institute    6/30/2021    $4,116    Lease 031716.pdf
08. Courthouse Square    40977    Tag and Label Manufacturer's Institute    6/30/2021    $4,116    Ex C.pdf
08. Courthouse Square    40977    Tag and Label Manufacturer's Institute    6/30/2021    $4,116    First Amendment 082118.pdf
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Third Amendment to Lease.PDF
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Seventh Amendment to Lease.PDF
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Sixth Amendment to Lease.PDF
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Second Amendment to Lease.PDF
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Eleventh Amendment Short Term Lease Extension 120312.pd
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Ninth Amendment to Lease 120308.pdf
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Tenth Amendment to Lease.PDF
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Ninth Amendment to Lease.PDF
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Fifth Amendment to Lease.PDF
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Long Term Lease 121180.PDF
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Eighth Amendment to Lease.PDF
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Fourth Amendment to Lease.PDF
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    First Amendment Long Term Lease Extension 120312.pd
08. Courthouse Square    37482    City of Alexandria (Garage Lease    12/31/2020    NA    Short Term Lease 121180.PDF
08. Courthouse Square    30394    RGS Title, LLC    10/31/2023    $4,350    First Amendment (Assignment) 051116.pdf
08. Courthouse Square    30394    RGS Title, LLC    10/31/2023    $4,350    First Amendment 121913.pdf
08. Courthouse Square    30394    RGS Title, LLC    10/31/2023    $4,350    Confidentiality and Nondisclosure Agmt 072513.pd
08. Courthouse Square    30394    RGS Title, LLC    10/31/2023    $4,350    Lease 121913.pdf
08. Courthouse Square    30394    RGS Title, LLC    10/31/2023    $4,350    Second Amendment 122316.pdf
08. Courthouse Square    30394    RGS Title, LLC    10/31/2023    $4,350    Third Amendment 082720.pdf
08. Courthouse Square    30394    RGS Title, LLC    10/31/2023    $4,350    Notice of Early Term 060716.pdf
08. Courthouse Square    30394    RGS Title, LLC    10/31/2023    $4,350    Exhibit C 030714.pdf
08. Courthouse Square    14213    The Washington Post    12/31/2021    NA    First Amendment 121410.pdf
08. Courthouse Square    14213    The Washington Post    12/31/2021    NA    Lease 030304.pdf
08. Courthouse Square    14213    The Washington Post    12/31/2021    NA    Third Amendment 102518.pdf
08. Courthouse Square    14213    The Washington Post    12/31/2021    NA    Second Amendment 100915.pdf
08. Courthouse Square    21461    Babcock & Jensen, PC    4/30/2024    $2,938    Name Change Affidavit 012717.pdf
08. Courthouse Square    21461    Babcock & Jensen, PC    4/30/2024    $2,938    Tenant Entity Name Change Affidavit 012117.pd
08. Courthouse Square    21461    Babcock & Jensen, PC    4/30/2024    $2,938    Lease 110111.PDF
08. Courthouse Square    21461    Babcock & Jensen, PC    4/30/2024    $2,938    William L. Babcock, Jr. P.C. Lease 091096.pdf
08. Courthouse Square    21461    Babcock & Jensen, PC    4/30/2024    $2,938    Tenant Entity Name Change Affidavit 060717.pd
08. Courthouse Square    21461    Babcock & Jensen, PC    4/30/2024    $2,938    First Amendment 080218.pdf
08. Courthouse Square    21461    Babcock & Jensen, PC    4/30/2024    $2,938    William L. Babcock, Jr. P.C. First Amendment 050802.pdf
08. Courthouse Square    37772    Pilot Drake & Richardson LLC    7/31/2024    $9,611    Lease 032213.pdf
08. Courthouse Square    37772    Pilot Drake & Richardson LLC    7/31/2024    $9,611    First Amendment 091415.pdf
08. Courthouse Square    37772    Pilot Drake & Richardson LLC    7/31/2024    $9,611    Second Amendment 012219.pdf
08. Courthouse Square    37772    Pilot Drake & Richardson LLC    7/31/2024    $9,611    Exhibit C-2.pdf
08. Courthouse Square    21453    Goldman & Van Beek PC    4/30/2023    NA    Third Amendment 032421.pdf
08. Courthouse Square    21453    Goldman & Van Beek PC    4/30/2023    NA    Young, Goldman & Van Beek, P.C. Letter of Credit.pd
08. Courthouse Square    21453    Goldman & Van Beek PC    4/30/2023    NA    First Amendment 090618.pdf
08. Courthouse Square    21453    Goldman & Van Beek PC    4/30/2023    NA    Second Amendment 013119.pdf
08. Courthouse Square    21453    Goldman & Van Beek PC    4/30/2023    NA    Deed of Lease 062706.pdf
08. Courthouse Square    21453    Goldman & Van Beek PC    4/30/2023    NA    First Amendment 040296.pdf
08. Courthouse Square    21453    Goldman & Van Beek PC    4/30/2023    NA    Second Amendment 061201.pdf
08. Courthouse Square    21453    Goldman & Van Beek PC    4/30/2023    NA    Lease 090916.pdf
08. Courthouse Square    21453    Goldman & Van Beek PC    4/30/2023    NA    Lease 100990.pdf
08. Courthouse Square    21453    Goldman & Van Beek PC    4/30/2023    NA    First Amendment 092711.pdf
08. Courthouse Square    40946    Fairchild Law PLC    5/31/2021    $4,100    Ex C.pdf
08. Courthouse Square    40946    Fairchild Law PLC    5/31/2021    $4,100    Lease 020316.pdf
08. Courthouse Square    14797    Nails Foxy/Excel Corporatio    12/31/2027    $2,495    Fifth Amendment (COVID-19) 050120.pdf
08. Courthouse Square    14797    Nails Foxy/Excel Corporatio    12/31/2027    $2,495    First Amendment (Assignment) 081005.pdf
08. Courthouse Square    14797    Nails Foxy/Excel Corporatio    12/31/2027    $2,495    Third Amendment 100517.pdf
08. Courthouse Square    14797    Nails Foxy/Excel Corporatio    12/31/2027    $2,495    Fourth Amendment 062519.pdf
08. Courthouse Square    14797    Nails Foxy/Excel Corporatio    12/31/2027    $2,495    Second Amendment 102709.pdf
08. Courthouse Square    14797    Nails Foxy/Excel Corporatio    12/31/2027    $2,495    Nail Hurricane Corporation Lease 102904.pd
08. Courthouse Square    41837    Adhesive and Sealant Council, Inc    8/31/2029    $16,461    Adhesive Beneficial Use.pd

Schedule 2-1 - Lease Schedule

08. Courthouse Square    40735    Law Offices of Moore & Christoff PLLC    9/30/2023    $8,794    Lease 081715.pdf
08. Courthouse Square    40735    Law Offices of Moore & Christoff PLLC    9/30/2023    $8,794    First Amendment 021318.pdf
08. Courthouse Square    27933    National Organization for Victim Assistance    8/31/2026    $11,555 Sixth Amendment 123120.pdf
08. Courthouse Square    27933    National Organization for Victim Assistance    8/31/2026    $11,555 Fifth Amendment 091820.pdf
08. Courthouse Square    27933    National Organization for Victim Assistance    8/31/2026    $11,555 Deed of Lease 032905.pdf
08. Courthouse Square    27933    National Organization for Victim Assistance    8/31/2026    $11,555 Office Lease 122412.pdf
08. Courthouse Square    27933    National Organization for Victim Assistance    8/31/2026    $11,555 Third Amendment 112613.pdf
08. Courthouse Square    27933    National Organization for Victim Assistance    8/31/2026    $11,555 Fourth Amendment 122018.pdf
08. Courthouse Square    27933    National Organization for Victim Assistance    8/31/2026    $11,555 First Amendment Lease 051110.pdf
08. Courthouse Square    27933    National Organization for Victim Assistance    8/31/2026    $11,555 Second Amendment 021511.pdf
08. Courthouse Square    27933    National Organization for Victim Assistance    8/31/2026    $11,555 TLA 100412.pdf
08. Courthouse Square    23128    Land Clark Carroll Mendelson & Blai    6/30/2022    $13,500 Land, Clark, Carroll, Mendelson & Blair, P.C. Lease 123101.pd
08. Courthouse Square    23128    Land Clark Carroll Mendelson & Blai    6/30/2022    $13,500 Third Amendment 012015.pdf
08. Courthouse Square    23128    Land Clark Carroll Mendelson & Blai    6/30/2022    $13,500 Fourth Amendment 021518.pdf
08. Courthouse Square    23128    Land Clark Carroll Mendelson & Blai    6/30/2022    $13,500 First Amendment 101408.pdf
08. Courthouse Square    23128    Land Clark Carroll Mendelson & Blai    6/30/2022    $13,500 Second Amendment 110311.pdf
08. Courthouse Square    37415    Rhodeside & Harwell, Inc    5/31/2029    $20,059 Third Amendment 020321.pdf
08. Courthouse Square    37415    Rhodeside & Harwell, Inc    5/31/2029    $20,059 Rhodeside Harwell - FINAL Second Amendment 120419.pd
08. Courthouse Square    37415    Rhodeside & Harwell, Inc    5/31/2029    $20,059 Lease 122112.pdf
08. Courthouse Square    37415    Rhodeside & Harwell, Inc    5/31/2029    $20,059 First Amendment 022213.pdf
08. Courthouse Square    37415    Rhodeside & Harwell, Inc    5/31/2029    $20,059 Exhibit C 042413.pdf
08. Courthouse Square    26186    Fitzgerald Management Group, LLC    6/30/2021    $11,678 New Lease 101311.PDF
08. Courthouse Square    26186    Fitzgerald Management Group, LLC    6/30/2021    $11,678 Second Amendment 060515.pdf
08. Courthouse Square    26186    Fitzgerald Management Group, LLC    6/30/2021    $11,678 Exhibit C 060315.pdf
08. Courthouse Square    26186    Fitzgerald Management Group, LLC    6/30/2021    $11,678 Third Amendment 030618.pdf
08. Courthouse Square    26186    Fitzgerald Management Group, LLC    6/30/2021    $11,678 Exhibit C 101411.pdf
08. Courthouse Square    26186    Fitzgerald Management Group, LLC    6/30/2021    $11,678 First Amendment 033015.pdf
08. Courthouse Square    34702    King Street Wireless fka Carroll Wireless LP    12/31/2021    $6,297    Second Amendment 121715.pdf
08. Courthouse Square    34702    King Street Wireless fka Carroll Wireless LP    12/31/2021    $6,297    Fourth Amendment to the Lease 022020.pdf
08. Courthouse Square    34702    King Street Wireless fka Carroll Wireless LP    12/31/2021    $6,297    First Amendment Consent to Assigment 121812.pdf
08. Courthouse Square    34702    King Street Wireless fka Carroll Wireless LP    12/31/2021    $6,297    Exhibit C 030411.pdf
08. Courthouse Square    34702    King Street Wireless fka Carroll Wireless LP    12/31/2021    $6,297    Third Amendment 011018.pdf
08. Courthouse Square    34702    King Street Wireless fka Carroll Wireless LP    12/31/2021    $6,297    Deed of Lease 011411.pdf
08. Courthouse Square    22915    Kiyonga, Stogner, Colton,McCarthy & Hadee    11/30/2021    $8,979    First Amendment to Lease 020309.pdf
08. Courthouse Square    22915    Kiyonga, Stogner, Colton,McCarthy & Hadee    11/30/2021    $8,979    Fourth Amendment 080218.pdf
08. Courthouse Square    22915    Kiyonga, Stogner, Colton,McCarthy & Hadee    11/30/2021    $8,979    Delaney, McCarthy, Colton & Botzin, P.C. Lease 020501.pd
08. Courthouse Square    22915    Kiyonga, Stogner, Colton,McCarthy & Hadee    11/30/2021    $8,979    Third Amendment 042915.pdf
08. Courthouse Square    22915    Kiyonga, Stogner, Colton,McCarthy & Hadee    11/30/2021    $8,979    Second Amendment 121311.pdf
08. Courthouse Square    40535    Atlantic Coast Mortgage LLC    4/30/2023    $18,164    Atlantic Coast Mortgage - First Amendment 112019.pd
08. Courthouse Square    40535    Atlantic Coast Mortgage LLC    4/30/2023    $18,164 Lease 021015.pdf
08. Courthouse Square    40535    Atlantic Coast Mortgage LLC    4/30/2023    $18,164 Exhibit C 021315.pdf
08. Courthouse Square    21429    Dingman Labowitz, PC    6/30/2023    $14,012 Dingman Labowitz, P.C. Agreement of Lease 051497.pd
08. Courthouse Square    21429    Dingman Labowitz, PC    6/30/2023    $14,012 First Amendment 033015.pdf
08. Courthouse Square    21429    Dingman Labowitz, PC    6/30/2023    $14,012 Deed of Lease 032610.pdf
08. Courthouse Square    21429    Dingman Labowitz, PC    6/30/2023    $14,012 Second Amendment 051315.pdf
08. Courthouse Square    21429    Dingman Labowitz, PC    6/30/2023    $14,012 First Amendment 032610.pdf
08. Courthouse Square    21429    Dingman Labowitz, PC    6/30/2023    $14,012 Executed Exhibit C 051310.pd
08. Courthouse Square    21429    Dingman Labowitz, PC    6/30/2023    $14,012 Deed of Lease Dingman Labowitz 092705.pd
08. Courthouse Square    21429    Dingman Labowitz, PC    6/30/2023    $14,012 Dingman Labowitz, P.C. First Amendment Lease 052300.pd
08. Courthouse Square    21429    Dingman Labowitz, PC    6/30/2023    $14,012 Dingman Labowitz, P.C. Revocable Parking License 020101.pd
08. Courthouse Square    21439    Atlantic Company of America, Inc.    10/31/2022    $8,000    First Amendment to Lease 040610.pdf
08. Courthouse Square    21439    Atlantic Company of America, Inc.    10/31/2022    $8,000    Atlantic Company of America Deed of Lease 050305.pd
08. Courthouse Square    21439    Atlantic Company of America, Inc.    10/31/2022    $8,000    Atlantic Company of America, Inc., The Deed of Lease 033000 .pd
08. Courthouse Square    21439    Atlantic Company of America, Inc.    10/31/2022    $8,000    Second Amendment 071816.pdf
08. Courthouse Square    21439    Atlantic Company of America, Inc.    10/31/2022    $8,000    Atlantic Company of America, Inc., The Revocable Parking License 020101 .pd
08. Courthouse Square    21417    La Madeleine of Maryland Inc    2/5/2025    $9,816    Seventh Amendment (COVID-19) 040120.pdf
08. Courthouse Square    21417    La Madeleine of Maryland Inc    2/5/2025    $9,816    Sixth Amendment 080217.pdf
08. Courthouse Square    21417    La Madeleine of Maryland Inc    2/5/2025    $9,816    La Madeleine of Maryland, Inc. First Amendment Lease 052694.pd
08. Courthouse Square    21417    La Madeleine of Maryland Inc    2/5/2025    $9,816    La Madeleine of Maryland, Inc. Courthouse Square Retail Lease 042694.pd
08. Courthouse Square    21417    La Madeleine of Maryland Inc    2/5/2025    $9,816    La Madeleine of Maryland, Inc. Fourth Amendment Lease 091404.pd
08. Courthouse Square    21417    La Madeleine of Maryland Inc    2/5/2025    $9,816    La Madeleine of Maryland, Inc. Fifth Amendment Lease 101309.pd
08. Courthouse Square    21417    La Madeleine of Maryland Inc    2/5/2025    $9,816    Landlord's Lien Waiver 051111.pdf
08. Courthouse Square    21417    La Madeleine of Maryland Inc    2/5/2025    $9,816    La Madeleine of Maryland, Inc. Third Amendment Lease 112694.pd
08. Courthouse Square    21417    La Madeleine of Maryland Inc    2/5/2025    $9,816    La Madeleine of Maryland, Inc. Subordination Non Disturbance & Attornment Agreement 051697.pd
08. Courthouse Square    21417    La Madeleine of Maryland Inc    2/5/2025    $9,816    La Madeleine of Maryland, Inc. Second Amendment to Retail Lease 090194.pd
08. Courthouse Square    21417    La Madeleine of Maryland Inc    2/5/2025    $9,816    La Madeleine of Maryland, Inc. Subordination, Non Disturance & Attornment Agreement 100794.pd
08. Courthouse Square    21430    Rosenblum & Associates, P.C    8/31/2021    $2,891    Rosenblum & Associates, P.C. First Amendment Lease 081600.pd
08. Courthouse Square    21430    Rosenblum & Associates, P.C    8/31/2021    $2,891    Rosenblum & Associates, P.C. Lease 063097.pd
08. Courthouse Square    21430    Rosenblum & Associates, P.C    8/31/2021    $2,891    Deed of Lease Herbert S Rosenblum 083005.pd
08. Courthouse Square    21430    Rosenblum & Associates, P.C    8/31/2021    $2,891    Third Amendment 061516.pdf
08. Courthouse Square    21430    Rosenblum & Associates, P.C    8/31/2021    $2,891    Second Amendment 053113.pdf
08. Courthouse Square    21430    Rosenblum & Associates, P.C    8/31/2021    $2,891    First Amendment 061510.pdf
08. Courthouse Square    21430    Rosenblum & Associates, P.C    8/31/2021    $2,891    Fourth Amendment 082619.pdf
08. Courthouse Square    42445    The Washington Consulting Group, Inc    4/30/2024    $4,350    Lease 032221.pdf
08. Courthouse Square    42413    FMK Credit Education Center, Inc    12/31/2025    $4,000    Exhibit C 121720.pdf
8.Courthouse Square    42413    FMK Credit Education Center, Inc    12/31/2025    $4,000    Lease 121520.pdf
9. 1600 Wilson    41268    Nonproliferation Policy Educ. Cente    2/28/2022    $5,358    Lease 010417.pdf
09. 1600 Wilson    41268    Nonproliferation Policy Educ. Cente    2/28/2022    $5,358    Exhibit C 030217.pdf
09. 1600 Wilson    41268    Nonproliferation Policy Educ. Cente    2/28/2022    $5,358    Suite 640 - Non Proliferation - First Amendment 022620.pdf
09. 1600 Wilson    33314    Patron, Alfonso L. DDS, PLLC    10/31/2030    $6,417    Deed of Lease 110909.pdf
09. 1600 Wilson    33314    Patron, Alfonso L. DDS, PLLC    10/31/2030    $6,417    Exhibit C 111209.pdf
09. 1600 Wilson    37416    Compass Publications, Inc    1/31/2023    $10,153 First Amendment (Sublease Consent) 033018.pdf
09. 1600 Wilson    37416    Compass Publications, Inc    1/31/2023    $10,153 Lease 122112.pdf
09. 1600 Wilson    20099    Telecommunication Management Group (TMG    8/31/2024    $15,275 Lease 030514.pdf
09. 1600 Wilson    20099    Telecommunication Management Group (TMG    8/31/2024    $15,275 First Amendment to Lease 122618.pdf
09. 1600 Wilson    34135    Pivot Physical Therapy of Metro DC    2/28/2025    $6,393    First Amendment 091614.pdf
09. 1600 Wilson    34135    Pivot Physical Therapy of Metro DC    2/28/2025    $6,393    Second Amendment (COVID-19) 040120.pdf
09. 1600 Wilson    34135    Pivot Physical Therapy of Metro DC    2/28/2025    $6,393    Exhibit C 040615.pdf
09. 1600 Wilson    34135    Pivot Physical Therapy of Metro DC    2/28/2025    $6,393    Lease 060614.pdf
09. 1600 Wilson    40673    Deep Root Analytics, LLC    9/30/2021    $10,307 Exhibit C 070915.pdf
09. 1600 Wilson    40673    Deep Root Analytics, LLC    9/30/2021    $10,307 New Lease 062215.pdf
09. 1600 Wilson    40673    Deep Root Analytics, LLC    9/30/2021    $10,307 First Amendment 111617.pdf
09. 1600 Wilson    41024    Stantec Architecture    11/30/2021    $12,131 Consent to Sublease (DRA) 040920.pdf
09. 1600 Wilson    41024    Stantec Architecture    11/30/2021    $12,131 Ex C.pdf
09. 1600 Wilson    41024    Stantec Architecture    11/30/2021    $12,131 Lease 041216.pdf
09. 1600 Wilson    41024    Stantec Architecture    11/30/2021    $12,131 Stantec Lease Address #35450.pd
09. 1600 Wilson    41024    Stantec Architecture    11/30/2021    $12,131 Consent to Transfer of Ownership Interests 080717.pdf
09. 1600 Wilson    41024    Stantec Architecture    11/30/2021    $12,131 Indemnification Agreement 032916.pdf
09. 1600 Wilson    NA    Emily Brown    NA    NA    Second Amendment 030514.pdf
09. 1600 Wilson    NA    Emily Brown    NA    NA    First Amendment 051409.pdf
09. 1600 Wilson    NA    Emily Brown    NA    NA    Brown, De Verthelyi, Smith & Solomon Lease 041304.pdf.pd
09. 1600 Wilson    NA    Emily Brown    NA    NA    Third Amendment 032719.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Exhibit C 072920 - Expansion.pd
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Exhibit B - 7th Amendment 022520.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Seventh Amendment (Expansion Partial Give-Back Extension) v4(LL) - FINAL (asrc executed).p
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Exhibit C-4-3 030317.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Fifth Amendment 120216.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Beneficial Use Suite 1210 and 1220.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Exhibit C -7th Additional Premises 051617.pd
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Fourth Amendment 070716.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Beneficial Use Suite 1200.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Sixth Amendment 081817.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Exhibit C - 6th additional premises 051617.pd
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Second Amendment Extension 112514.pd
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Exhibit C-4-1 07.08.16.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Exhibit C-4-2.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Exhibit C - 5th Additional Premises 051617.pd
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Exhibit C 041912.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Third Amendment 072315.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Beneficial Use Suite 705,940, 1400.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Deed Of Lease 102610.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 First Amendment 040312.pdf
09. 1600 Wilson    34377    ASRC Federal Holding Company, LLC    9/30/2023    $103,428 Executed Exhibit C 110910.pd
09. 1600 Wilson    23474    Lexington Institute    9/30/2021    $8,180    Fourth Amendment 102120.pdf
09. 1600 Wilson    23474    Lexington Institute    9/30/2021    $8,180    Exhibit C 012715.pdf
09. 1600 Wilson    23474    Lexington Institute    9/30/2021    $8,180    Second Amendment 030910.pdf
09. 1600 Wilson    23474    Lexington Institute    9/30/2021    $8,180    First Amendment Lexington Institute 032707.pdf
09. 1600 Wilson    23474    Lexington Institute    9/30/2021    $8,180    Lexington Institute Fully Executed Lease 040902.pd
09. 1600 Wilson    23474    Lexington Institute    9/30/2021    $8,180    Third Amendment 121914.pdf
09. 1600 Wilson    40527    Capital Financial Strategies, LLC    11/30/2021    NA    Lease 020515.pdf
09. 1600 Wilson    40527    Capital Financial Strategies, LLC    11/30/2021    NA    Exhibit C 032715.pdf
09. 1600 Wilson    40527    Capital Financial Strategies, LLC    11/30/2021    NA    First Amendment 070716.pdf
09. 1600 Wilson    40527    Capital Financial Strategies, LLC    11/30/2021    NA    Exhibit C 071516.pdf
09. 1600 Wilson    20223    Solutions Technology Systems Inc (STSI    10/31/2024    $24,714 New Lease 061815.pdf
09. 1600 Wilson    20223    Solutions Technology Systems Inc (STSI    10/31/2024    $24,714 First Amendment 021419.pdf
09. 1600 Wilson    15141    Federation of State Humanities Councils    5/31/2023    $6,585    Deed of Lease 021210.pdf
09. 1600 Wilson    15141    Federation of State Humanities Councils    5/31/2023    $6,585    First Amendment 061015.pdf
09. 1600 Wilson    39267    Spina Bifida Assoc. of America, Inc.    2/28/2022    $5,201    Lease 021914.pdf
09. 1600 Wilson    39267    Spina Bifida Assoc. of America, Inc.    2/28/2022    $5,201    Exhibit C 050114.pdf
09. 1600 Wilson    40501    Higher Logic, LLC    6/30/2021    NA    Exhibit C 070915.pdf

Schedule 2-1 - Lease Schedule

09. 1600 Wilson    40501    Higher Logic, LLC    6/30/2021    NA    Corporate Transaction Notice.pd
09. 1600 Wilson    40501    Higher Logic, LLC    6/30/2021    NA    First Amendment (Consent to Sublease) 121318.pdf
09. 1600 Wilson    40192    Finesse Tax Accounting, LLC    NA    NA    Exhibit C 082914.pdf
09. 1600 Wilson    40192    Finesse Tax Accounting, LLC    NA    NA    Lease 082914.pdf
09. 1600 Wilson    40491    Virginia Center for Orthodontics PLLC    1/31/2026    $6,793    Lease 121714.pdf
09. 1600 Wilson    40491    Virginia Center for Orthodontics PLLC    1/31/2026    $6,793    Exhibit C 030215.pdf
09. 1600 Wilson    38048    Wakefield Research, LLC    7/31/2027    $22,725 Lease 060713.PDF
09. 1600 Wilson    38048    Wakefield Research, LLC    7/31/2027    $22,725 First Amendment 071816.pdf
09. 1600 Wilson    38048    Wakefield Research, LLC    7/31/2027    $22,725 Exhibit C.pdf
09. 1600 Wilson    38048    Wakefield Research, LLC    7/31/2027    $22,725 Wakefield Research Beneficial Use.pd
09. 1600 Wilson    40899    CSV,LLC    NA    NA    Lease 112315.pdf
09. 1600 Wilson    40899    CSV,LLC    NA    NA    CSV Ex C.pdf
09. 1600 Wilson    40899    CSV,LLC    NA    NA    First Amendment 101718.pdf
09. 1600 Wilson    40899    Feminist Majority Foundation    8/31/2023    $15,426 Second Amendment 052721
09. 1600 Wilson    15137    Feminist Majority Foundation    8/31/2023    $15,426 First Amendment 021116.pdf
09. 1600 Wilson    15137    Feminist Majority Foundation    8/31/2023    $15,426 Deed of Lease 092810.pdf
09. 1600 Wilson    40552    Barley Mac of Courthouse Inc.    4/30/2026    $21,017 Second Amendment (COVID-19) 040120.pdf
09. 1600 Wilson    40552    Barley Mac of Courthouse Inc.    4/30/2026    $21,017 First Amendment 112116.pdf
09. 1600 Wilson    40552    Barley Mac of Courthouse Inc.    4/30/2026    $21,017 Lease 031015.pdf
09. 1600 Wilson    40552    Barley Mac of Courthouse Inc.    4/30/2026    $21,017 Storage Agmt 060316.pdf
09. 1600 Wilson    29526    Erika Schleifman Financial Services, LLC    NA    NA    Second Amendment 091815.pdf
09. 1600 Wilson    29526    Erika Schleifman Financial Services, LLC    NA    NA    Deed of Lease 092409.pdf
09. 1600 Wilson    29526    Erika Schleifman Financial Services, LLC    NA    NA    Consent to Signage 031011.pdf
09. 1600 Wilson    29526    Erika Schleifman Financial Services, LLC    NA    NA    First Amendment to Lease Suite 905 031011.pdf
09. 1600 Wilson    36219    Drs. Wu & Palabrica, DDS, PC    11/30/2033    $15,000 Exhibit C 062712.pdf
09. 1600 Wilson    36219    Drs. Wu & Palabrica, DDS, PC    11/30/2033    $15,000 Second Amendment 090120.pdf
09. 1600 Wilson    36219    Drs. Wu & Palabrica, DDS, PC    11/30/2033    $15,000 First Amendment 052212.pdf
09. 1600 Wilson    36219    Drs. Wu & Palabrica, DDS, PC    11/30/2033    $15,000 Lease 020712.pdf
09. 1600 Wilson    40945    Borderline Media Company, LLC    6/30/2021    $17,502 Lease 020116.pdf
09. 1600 Wilson    25867    Manufacturer's Alliance / MAPI Inc.    8/31/2022    NA    MAPI Fully Executed Lease 102803.pd
09. 1600 Wilson    25867    Manufacturer's Alliance / MAPI Inc.    8/31/2022    NA    First Amendment 062211.pdf
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Second Amendment 082015.pdf
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Lease 111314.pdf
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Exterior Furniture Covenants Agreement 041218
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Exhibit C-4 102519
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Fourth Amendment 040919.pdf
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Optime Realty 202 - Beneficial Use 030118.pdf
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Fifth Amendment (COVID-19) 040120.pdf
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Exhibit C (Second Temporary Space) 012615.pd
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 First Amendment 121514.pdf
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Storage Space Lease Agmt 092818.pd
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Exhibit C (First Temporary Space) 121514.pd
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Third Amendment 031418.pdf
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Storage Space Lease Agmt 061815.pd
09. 1600 Wilson    40447    Optime Realty, LLC    1/31/2025    $16,224 Exhibit C (Original Premises) 042015.pdf
09. 1600 Wilson    40400    Skyline Wellness Center LLC    1/31/2026    $17,022 Exhibit C.PDF
09. 1600 Wilson    40400    Skyline Wellness Center LLC    1/31/2026    $17,022 First Amendment (Arrearage Agmt) 112117.pdf
09. 1600 Wilson    40400    Skyline Wellness Center LLC    1/31/2026    $17,022 Second Amendment (COVID-19) 050120.pdf
09. 1600 Wilson    40400    Skyline Wellness Center LLC    1/31/2026    $17,022 Lease 102414.pdf
09. 1600 Wilson    34135    Professional Sportscare    NA    NA    Second Amendment (COVID-19) 040120.pdf
09. 1600 Wilson    34135    Professional Sportscare    NA    NA    First Amendment 091614.pdf
09. 1600 Wilson    34135    Professional Sportscare    NA    NA    Lease 060614.pdf
09. 1600 Wilson    34135    Professional Sportscare    NA    NA    Exhibit C 040615.pdf
09. 1600 Wilson    34135    Professional Sportscare    NA    NA    Exhibit C 021615.pdf
09. 1600 Wilson    42168    1555 Wilson Property Owner LLC    7/15/2021    $2,700    Temporary License Agreement 020221.pd
09. 1600 Wilson    42168    1555 Wilson Property Owner LLC    7/15/2021    $2,700    Exhibit C.pdf
09. 1600 Wilson    42168    1555 Wilson Property Owner LLC    7/15/2021    $2,700    Lease 090519.pdf
09. 1600 Wilson    26456    Renata F. De Verthelyi, Ph.D    7/31/2022    $11,080 Consent to Sublease (Cooper_Layous) 042121.pd
09. 1600 Wilson    26456    Renata F. De Verthelyi, Ph.D    7/31/2022    $11,080 Third Amendment 032719.pdf
09. 1600 Wilson    26456    Renata F. De Verthelyi, Ph.D    7/31/2022    $11,080 Second Amendment 030514
09. 1600 Wilson    26456    Renata F. De Verthelyi, Ph.D    7/31/2022    $11,080 First Amendment 051409.pdf
09. 1600 Wilson    26456    Renata F. De Verthelyi, Ph.D    7/31/2022    $11,080 Brown, De Verthelyi, Smith & Solomon Lease 041304.pdf.pd
09. 1600 Wilson    42096    Consovoy McCarthy Park PLLC    8/31/2023    $20,927 Lease061419.pdf
9. 1600 Wilson    42096    Consovoy McCarthy Park PLLC    8/31/2023    $20,927 First Amendment to Lease 052121.pdf
09. 1600 Wilson    42440    WTAII, PLLC    10/31/2022    NA    TLA 031021.pdf
10.Fairgate At Ballston    41193    Cardiovascular Group, P.C. (dba Virginia Heart - Cardiovascular Managemen    3/31/2028    NA    Expansion Exhibit B_Fully Executed 050820.pd
10. Fairgate At Ballston    41193    Cardiovascular Group, P.C. (dba Virginia Heart - Cardiovascular Managemen    3/31/2028    NA    Arlington Fully executed Signed Assignment and Assumption of Deed of Lease 12-14-16.pd
10. Fairgate At Ballston    41193    Cardiovascular Group, P.C. (dba Virginia Heart - Cardiovascular Managemen    3/31/2028    NA    Lease 092116.pdf
10. Fairgate At Ballston    41193    Cardiovascular Group, P.C. (dba Virginia Heart - Cardiovascular Managemen    3/31/2028    NA    VA Heart Beneficial Use Doc.pd
10. Fairgate At Ballston    41193    Cardiovascular Group, P.C. (dba Virginia Heart - Cardiovascular Managemen    3/31/2028    NA    Exhibit C 10.15.16.pdf
10. Fairgate At Ballston    41193    Cardiovascular Group, P.C. (dba Virginia Heart - Cardiovascular Managemen    3/31/2028    NA    First Amendment 040320.pdf
10. Fairgate At Ballston    41193    Cardiovascular Group, P.C. (dba Virginia Heart - Cardiovascular Managemen    3/31/2028    NA    Virginia Heart First Amendment Expansion 11-25-19 FINAL.pd
10. Fairgate At Ballston    40803    Coast Guard Mutual Assistance    7/31/2026    $8,544    Exhibit C
10. Fairgate At Ballston    40803    Coast Guard Mutual Assistance    7/31/2026    $8,544    Lease 093015.pdf
10. Fairgate At Ballston    40774    Columbia Fertility Associates, PLLC    3/31/2027    $5,036    Consent to Sublease (Aryian Cooke MD) 110220.pd
10. Fairgate At Ballston    40774    Columbia Fertility Associates, PLLC    3/31/2027    $5,036    Lease 091815.pdf
10. Fairgate At Ballston    40774    Columbia Fertility Associates, PLLC    3/31/2027    $5,036    Exhibit C.pdf
10. Fairgate At Ballston    36589    Continental Mortgage    4/30/2029    $15,071 Exhibit C-2 032519.pdf
10. Fairgate At Ballston    36589    Continental Mortgage    4/30/2029    $15,071 First Amendment 092815.pdf
10. Fairgate At Ballston    36589    Continental Mortgage    4/30/2029    $15,071 Lease 050912.pdf
10. Fairgate At Ballston    36589    Continental Mortgage    4/30/2029    $15,071 Second Amendment 022519.pdf
10. Fairgate At Ballston    39530    Dental Devotion PLLC    9/30/2025    $6,027    Exhibit C 100114.pdf
10. Fairgate At Ballston    39530    Dental Devotion PLLC    9/30/2025    $6,027    Subordination Agreement 043014.pd
10. Fairgate At Ballston    39530    Dental Devotion PLLC    9/30/2025    $6,027    First Amendment 100714.pdf
10. Fairgate At Ballston    39530    Dental Devotion PLLC    9/30/2025    $6,027    Second Amendment (COVID-19) 030120.pdf
10. Fairgate At Ballston    39530    Dental Devotion PLLC    9/30/2025    $6,027    Lease 043014.pdf
10. Fairgate At Ballston    40058    Ear Nose and Throat Specialis    9/30/2025    $16,146 Lease 081214.pdf
10. Fairgate At Ballston    40058    Ear Nose and Throat Specialis    9/30/2025    $16,146 Ex C 012015.pdf
10. Fairgate At Ballston    42411    FDL Dermatology, PLLC    4/30/2027    $11,329 Exhibit C 052821
10. Fairgate At Ballston    42411    FDL Dermatology, PLLC    4/30/2027    $11,329 Lease 120220.pdf
10. Fairgate At Ballston    41834    Greenbrook TMS Arlington LLC    11/30/2025    NA    Lease 060118.pdf
10. Fairgate At Ballston    41834    Greenbrook TMS Arlington LLC    11/30/2025    NA    Exhibit C - Greenbrook TMS Neurohealth.pd
10. Fairgate At Ballston    42234    Healthqare Services ASC, LLC (dba Azura Vascular Care    1/31/2031    NA    Exhibit C 062220.pdf
10. Fairgate At Ballston    42234    Healthqare Services ASC, LLC (dba Azura Vascular Care    1/31/2031    NA    First Amendment 053120.pdf
10. Fairgate At Ballston    42234    Healthqare Services ASC, LLC (dba Azura Vascular Care    1/31/2031    NA    Azura Expansion_Fairgate_11.02.20 WJ Signed.pd
10. Fairgate At Ballston    42234    Healthqare Services ASC, LLC (dba Azura Vascular Care    1/31/2031    NA    Lease 110419.pdf
10. Fairgate At Ballston    37597    Inova Healthcare Services (Suite 160    7/31/2023    NA    Exhibit C 050113.pdf
10. Fairgate At Ballston    37597    Inova Healthcare Services (Suite 160    7/31/2023    NA    Lease 123112.pdf
10. Fairgate At Ballston    37660    Inova Healthcare Services (Suite 400    8/31/2023    NA    Exhibit C Ste 400 051513.pdf
10. Fairgate At Ballston    37660    Inova Healthcare Services (Suite 400    8/31/2023    NA    Lease Ste 400 123112.pdf
10. Fairgate At Ballston    37597    Inova Healthcare Services (Suite 710    6/30/2025    NA    Exhibit C 071320.pdf
10. Fairgate At Ballston    37597    Inova Healthcare Services (Suite 710    6/30/2025    NA    Lease 040320.pdf
10. Fairgate At Ballston    36602    International Liquid Terminals    10/31/2023    $13,826 ILTA Lease.pdf
10. Fairgate At Ballston    36602    International Liquid Terminals    10/31/2023    $13,826 ILTA Exhibit B.pdf
10. Fairgate At Ballston    36602    International Liquid Terminals    10/31/2023    $13,826 Storage Space Agreement 040819.pd
10. Fairgate At Ballston    36602    International Liquid Terminals    10/31/2023    $13,826 First Amendment 051817.pdf
10. Fairgate At Ballston    36602    International Liquid Terminals    10/31/2023    $13,826 Second Amendment 090120.pdf
10. Fairgate At Ballston    42015    JPMorgan Chase Bank, NA    NA    NA    ATM License Agreement 010819.pdf
10. Fairgate At Ballston    42015    JPMorgan Chase Bank, NA    NA    NA    Landlord Contact Information - Fairgate.pd
10. Fairgate At Ballston    42015    JPMorgan Chase Bank, NA    NA    NA    Exhibit B 020719.pdf
10. Fairgate At Ballston    40898    Knucklepuck Holdings LLC    10/31/2021    $37,174 First Amendment (COVID-19) 050120.pdf
10. Fairgate At Ballston    40898    Knucklepuck Holdings LLC    10/31/2021    $37,174 Ex C.pdf
10. Fairgate At Ballston    40898    Knucklepuck Holdings LLC    10/31/2021    $37,174 Lease 010616.pdf
10. Fairgate At Ballston    36592    Laboratory Corporation of America    11/30/2022    $3,630    Lease 033015.pdf
10. Fairgate At Ballston    36592    Laboratory Corporation of America    11/30/2022    $3,630    First Amendment 081419.pdf
10. Fairgate At Ballston    LifeStance Health    5/21/2021    NA    Lease 052121.pdf
10. Fairgate At Ballston    39914    Michelle Keaney Flanagan, DMD, PLLC    9/30/2025    $7,489    First Amendment (COVID-19) 060120.pdf
10. Fairgate At Ballston    39914    Michelle Keaney Flanagan, DMD, PLLC    9/30/2025    $7,489    Lease 071814.pdf
10. Fairgate At Ballston    39914    Michelle Keaney Flanagan, DMD, PLLC    9/30/2025    $7,489    Exhibit C 100114.pdf
10. Fairgate At Ballston    36601    National Catholic Education Association    NA    NA    Exhibit C 052114.pdf
10. Fairgate At Ballston    36601    National Catholic Education Association    NA    NA    First Amendment 041114.pdf
10. Fairgate At Ballston    36601    National Catholic Education Association    NA    NA    Storage Space Lease 071813.pd
10. Fairgate At Ballston    36601    National Catholic Education Association    NA    NA    NCEA Lease 5.25.11.pdf
10. Fairgate At Ballston    36595    National Grocers Association    10/31/2021    $23,304 NGA Exhibit B.pdf
10. Fairgate At Ballston    36595    National Grocers Association    10/31/2021    $23,304 National Grocers Association Lease - New Suite 250.pd
10. Fairgate At Ballston    41125    Noblis, Inc.    4/30/2022    NA    Exhibit C.pdf
10. Fairgate At Ballston    41125    Noblis, Inc.    4/30/2022    NA    Lease 062916.pdf
10. Fairgate At Ballston    41125    Noblis, Inc.    4/30/2022    NA    Noblis Beneficial Use.pd
10. Fairgate At Ballston    40953    Park at Fairgate, Inc    2/28/2022    NA    Ex C.pdf
10. Fairgate At Ballston    40953    Park at Fairgate, Inc    2/28/2022    NA    Lease 021116.pdf
10. Fairgate At Ballston    41808    Phoenix Oversight Group, LLC    1/31/2025    $9,778    Exhibit C - Phoenix Oversight (2).pd
10. Fairgate At Ballston    41808    Phoenix Oversight Group, LLC    1/31/2025    $9,778    Exhibit C - Phoenix Oversight.pd
10. Fairgate At Ballston    41808    Phoenix Oversight Group, LLC    1/31/2025    $9,778    Second Amendment 101519 (2).pdf
10. Fairgate At Ballston    41808    Phoenix Oversight Group, LLC    1/31/2025    $9,778    Lease 052418.pdf
10. Fairgate At Ballston    41808    Phoenix Oversight Group, LLC    1/31/2025    $9,778    Lease 052418 (2).pdf
10. Fairgate At Ballston    41808    Phoenix Oversight Group, LLC    1/31/2025    $9,778    First Amendment 070118 (2).pdf
10. Fairgate At Ballston    41808    Phoenix Oversight Group, LLC    1/31/2025    $9,778    Second Amendment 101519.pdf
10. Fairgate At Ballston    41808    Phoenix Oversight Group, LLC    1/31/2025    $9,778    First Amendment 070118.pdf
10. Fairgate At Ballston    41808    Phoenix Oversight Group, LLC    1/31/2025    $9,778    Exhibit C-1 Phoenix Oversight 031820.pd
10. Fairgate At Ballston    36597    ProCon Consulting, LLC    4/30/2023    $31,800 First Amendment 101716.pdf

Schedule 2-1 - Lease Schedule

10. Fairgate At Ballston    36597    ProCon Consulting, LLC    4/30/2023    $31,800 First Amendment 043015.pdf
10. Fairgate At Ballston    36597    ProCon Consulting, LLC    4/30/2023    $31,800 Exhibit C 060315.pdf
10. Fairgate At Ballston    36597    ProCon Consulting, LLC    4/30/2023    $31,800 Exhibit C 030117.pdf
10. Fairgate At Ballston    36597    ProCon Consulting, LLC    4/30/2023    $31,800 Beneficial Use & Occupancy Notice 030117.pd
10. Fairgate At Ballston    36597    ProCon Consulting, LLC    4/30/2023    $31,800 Procon lease.pdf
10. Fairgate At Ballston    36597    ProCon Consulting, LLC    4/30/2023    $31,800 Procon Exhibit B.pd
10. Fairgate At Ballston    42075    ProMD Health, Inc    3/31/2025    $10,282 Lease 050219.pdf
10. Fairgate At Ballston    42075    ProMD Health, Inc    3/31/2025    $10,282 Exhibit C 101019.pdf
10. Fairgate At Ballston    39808    RMA Associates, LLC    3/31/2026    $22,752 Second Amendment 062918.pdf
10. Fairgate At Ballston    39808    RMA Associates, LLC    3/31/2026    $22,752 RMA Exhibit C 030716.pdf
10. Fairgate At Ballston    39808    RMA Associates, LLC    3/31/2026    $22,752 First Amendment 021616.pdf
10. Fairgate At Ballston    39808    RMA Associates, LLC    3/31/2026    $22,752 Lease 062014.pdf
10. Fairgate At Ballston    39808    RMA Associates, LLC    3/31/2026    $22,752 Exhibit C 120118.pdf
10. Fairgate At Ballston    41807    Washington Gastroenterology PLLC    9/30/2029    NA    Lease 051818.pdf
10. Fairgate At Ballston    41807    Washington Gastroenterology PLLC    9/30/2029    NA    First Amendment (COVID-19) 040120.pdf
10. Fairgate At Ballston    41807    Washington Gastroenterology PLLC    9/30/2029    NA    Exhibit C.pdf
10. Fairgate At Ballston    41334    WRA Mgmt, Inc (dba Washington Radiology)    6/30/2028    $18,404 Landlord's Waiver and Consent 030217_Partially Executed.pd
10. Fairgate At Ballston    41334    WRA Mgmt, Inc (dba Washington Radiology)    6/30/2028    $18,404 Lease 030217.pdf
10. Fairgate At Ballston    41334    WRA Mgmt, Inc (dba Washington Radiology)    6/30/2028    $18,404 Beneficial Use & Occupancy Notice 072517.pd
10.Fairgate At Ballston    41334    WRA Mgmt, Inc (dba Washington Radiology)    6/30/2028    $18,404 Exhibit C 072717.pdf
11.Arlington Tower    36611    DeepSig, Inc.    9/30/2023    $29,898 Lease 051021
11. Arlington Tower    36611    DeepSig, Inc.    9/30/2023    $29,898 Exhibit C 052521
11. Arlington Tower    36612    Variable Constant & Pienso    9/30/2024    $63,733 Lease 050521
11. Arlington Tower    36612    Variable Constant & Pienso    9/30/2024    $63,733 Exhibit C 052021
11. Arlington Tower    36610    Mynaric USA, Inc.    4/30/2025    $46,142 Lease 050321
11. Arlington Tower    36610    Mynaric USA, Inc.    4/30/2025    $46,142 Exhibit C 05/28/21
11. Arlington Tower    41677    RiskSpan, Inc.    6/30/2028    NA    1300 N 17TH_RISKSPAN_LEASE.pdf
11. Arlington Tower    41677    Leland Investments, Inc.    8/31/2021    NA    Amended and Restated TLA 011819.pd
11. Arlington Tower    41677    Leland Investments, Inc.    8/31/2021    NA    Storage Agreement 032521.pd
11. Arlington Tower    41677    Leland Investments, Inc.    8/31/2021    NA    Third Amendment to TLA 103120.pdf
11. Arlington Tower    41677    Leland Investments, Inc.    8/31/2021    NA    Storage Agmt 030620.pdf
11. Arlington Tower    41677    Leland Investments, Inc.    8/31/2021    NA    Second Amendment to TLA 021320.pdf
11. Arlington Tower    41677    Leland Investments, Inc.    8/31/2021    NA    First Amendment to TLA 071719.pdf
11. Arlington Tower    42043    RealTime Media, LLC    6/30/2021    $15,990 Exhibit C 040119.pdf
11. Arlington Tower    42043    RealTime Media, LLC    6/30/2021    $15,990 Second Amendment 052920.pdf
11. Arlington Tower    42043    RealTime Media, LLC    6/30/2021    $15,990 Lease 032219.pdf
11. Arlington Tower    42043    RealTime Media, LLC    6/30/2021    $15,990 Revocable Consent to Sublease 112219.pd
11. Arlington Tower    42043    RealTime Media, LLC    6/30/2021    $15,990 First Amendment 102119.pdf
11. Arlington Tower    42043    RealTime Media, LLC    6/30/2021    $15,990 Exhibit B Second Amendment 060420.pd
11. Arlington Tower    42043    RealTime Media, LLC    6/30/2021    $15,990 Revocable Consent to Suite #1500 Sublease 061020.pd
11. Arlington Tower    42043    RealTime Media, LLC    6/30/2021    $15,990 Third Amendment 081320.pdf
11. Arlington Tower    42043    RealTime Media, LLC    6/30/2021    $15,990 Exhibit B Third Amendment 091020.pd
11. Arlington Tower    41661    National Electrical Manufacturers Association    8/18/2026    NA    NEMA - LCD Letter.pdf
11. Arlington Tower    41661    National Electrical Manufacturers Association    8/18/2026    NA    NEMA_LETTER RE_STORAGE AGREEMENTS_1997.03.18.pdf
11. Arlington Tower    41661    National Electrical Manufacturers Association    8/18/2026    NA    NEMA - 3rd Amendment - CLEAN.pdf
11. Arlington Tower    41661    National Electrical Manufacturers Association    8/18/2026    NA    NEMA - Lease Agreement.pd
11. Arlington Tower    41661    National Electrical Manufacturers Association    8/18/2026    NA    NEMA - 4th Amendment.PDF
11. Arlington Tower    41661    National Electrical Manufacturers Association    8/18/2026    NA    NEMA_LETTER RE_TERMINATION STORAGE AGREEMENTS_1997.12.03.pd
11. Arlington Tower    41661    National Electrical Manufacturers Association    8/18/2026    NA    NEMA_COMMENCEMENT DATE LETTERS_1995.09.15.pdf
11. Arlington Tower    41661    National Electrical Manufacturers Association    8/18/2026    NA    NEMA - 2nd Amendment.pdf
11. Arlington Tower    41661    National Electrical Manufacturers Association    8/18/2026    NA    NEMA - 1st Amendment.pdf
11. Arlington Tower    41672    WSP USA Corporation    6/30/2024    NA    1300 N 17TH_WSP_LEASE AGREEMENT.pdf
11. Arlington Tower    41672    WSP USA Corporation    6/30/2024    NA    1300 N 17TH_WSP_COMMENCEMENT DATE LETTER.pdf
11. Arlington Tower    41672    WSP USA Corporation    6/30/2024    NA    1300 N 17TH_WSP_SUBORDINATION AGREEMENT.pdf
11. Arlington Tower    41672    WSP USA Corporation    6/30/2024    NA    1300 N 17TH_WSP_NAME CHANGE_04.20.2017.pdf
11. Arlington Tower    41676    Elbit Systems of America, LLC    11/30/2027    NA    ARLINGTO.PDF
11. Arlington Tower    41676    Elbit Systems of America, LLC    11/30/2027    NA    1300 N 17TH_ELBIT SYSTEMS_LEASE AGREEMENT.pd
11. Arlington Tower    41666    BRILEY Securities    1/31/2026    NA    Deed of Lease 111513.pdf
11. Arlington Tower    41666    BRILEY Securities    1/31/2026    NA    Consent to Sublease 111318.pdf
11. Arlington Tower    41666    BRILEY Securities    1/31/2026    NA    Tenant's Notice re Change of Control 051117.pd
11. Arlington Tower    41666    BRILEY Securities    1/31/2026    NA    Storage Agreement 111513.pd
11. Arlington Tower    41666    BRILEY Securities    1/31/2026    NA    1.19.21 WRE and BRiley comments to Arlington Tower LOI_Redlined to NU 1.18.21.doc
11. Arlington Tower    41666    BRILEY Securities    1/31/2026    NA    FBR Termination Proposal '21 01.14.docx
11. Arlington Tower    41666    BRILEY Securities    1/31/2026    NA    FBR - Commencement Date Letter.pdf
11. Arlington Tower    41666    BRILEY Securities    1/31/2026    NA    Consent to Sublease (Northeastern University) 031921.pd
11. Arlington Tower    41666    BRILEY Securities    1/31/2026    NA    First Amendment 031921.pdf
11. Arlington Tower    41666    BRILEY Securities    1/31/2026    NA    Sublease (Northeastern University) 031021.pd
11. Arlington Tower    42286    Poplicus Incorporated (dba Govini    3/31/2022    $30,259 First Amendment to TLA (COVID-19) 040120.pdf
11. Arlington Tower    42286    Poplicus Incorporated (dba Govini    3/31/2022    $30,259 Govini Exhibit C_Fully Executed.pd
11. Arlington Tower    42286    Poplicus Incorporated (dba Govini    3/31/2022    $30,259 Storage Agmt 030520.pdf
11. Arlington Tower    42286    Poplicus Incorporated (dba Govini    3/31/2022    $30,259 Temporary License Agmt 022720.pd
11. Arlington Tower    42286    Poplicus Incorporated (dba Govini    3/31/2022    $30,259 Tenant's Renewal Notice 101920.pd
11. Arlington Tower    41953    Open Kitchen Express, Inc    9/30/2030    $19,500 Second Amendment (COVID-19) 040120.pdf
11. Arlington Tower    41953    Open Kitchen Express, Inc    9/30/2030    $19,500 First Amendment 071719.pdf
11. Arlington Tower    41953    Open Kitchen Express, Inc    9/30/2030    $19,500 Exhibit C 030119.pdf
11. Arlington Tower    41953    Open Kitchen Express, Inc    9/30/2030    $19,500 Lease 101818.pdf
11. Arlington Tower    41674    Oshkosh Corporation    6/30/2024    NA    Fourth Amendment 090418.pdf
11. Arlington Tower    41674    Oshkosh Corporation    6/30/2024    NA    LCD Certificate (Expansion) 022013.pdf
11. Arlington Tower    41674    Oshkosh Corporation    6/30/2024    NA    Second Amendment 051408.pdf
11. Arlington Tower    41674    Oshkosh Corporation    6/30/2024    NA    Deed of Lease 100803.pdf
11. Arlington Tower    41674    Oshkosh Corporation    6/30/2024    NA    LCD Letter 020104.pdf
11. Arlington Tower    41674    Oshkosh Corporation    6/30/2024    NA    First Amendment 080207.pdf
11. Arlington Tower    41674    Oshkosh Corporation    6/30/2024    NA    Third Amendment 030612.pdf
11. Arlington Tower    42308    The American Institute in Taiwan    8/31/2031    $34,727 Lease 040720.pdf
11. Arlington Tower    42308    The American Institute in Taiwan    8/31/2031    $34,727 Exhibit C 121720.pdf
11. Arlington Tower    42261    Primcorp, LLC    9/30/2023    $8,333    Exhibit C_Executed 061720.pd
11. Arlington Tower    42261    Primcorp, LLC    9/30/2023    $8,333    Prim Corp Lease 011620.pdf
11. Arlington Tower    42051    Alexandria Capital LLC    12/31/2026    $23,495 Exhibit C.pdf
11. Arlington Tower    42051    Alexandria Capital LLC    12/31/2026    $23,495 Lease 040419.pdf
11. Arlington Tower    41667    J.S. Held, LLC    5/31/2025    $24,658 1300 N 17TH_JS HELD_LEASE AGREEMENT.pdf
11. Arlington Tower    41667    J.S. Held, LLC    5/31/2025    $24,658 1300 N 17TH_JS HELD_COMMENCEMENT DATE LETTER_08.29.2017.pdf
11. Arlington Tower    41678    Nat'l Assoc. of State Energy Officials    8/31/2025    $38,575 1300 N 17 STREET_NATIONAL ASSOCIATION OF STATE ENERGY_LEASE.PDF
11. Arlington Tower    41678    Nat'l Assoc. of State Energy Officials    8/31/2025    $38,575 1300 N 17TH_NATIONAL ASSOCIATION OF STATE ENERGY_COMMENCEMENT DATE LETTE....pd
11. Arlington Tower    41999    Energy Systems Group LLC    6/30/2024    $26,795 Lease 12122018.pdf
11. Arlington Tower    41999    Energy Systems Group LLC    6/30/2024    $26,795 Exhibit C 010419.pdf
11. Arlington Tower    42323    American Public Human Services Association    3/31/2028    $57,560 Lease 050620.pdf
11. Arlington Tower    42323    American Public Human Services Association    3/31/2028    $57,560 Exhibit C 062920.pdf
11. Arlington Tower    41680    Graham Holdings Company    11/30/2024    NA    Graham Holdings - Commencement Letter.pd
11. Arlington Tower    41680    Graham Holdings Company    11/30/2024    NA    Graham Holdings - Lease Agreement.pd
11. Arlington Tower    41668    Raytheon BBN Technologies Corporatio    3/31/2023    NA    BBN - 10th Amendment.pdf
11. Arlington Tower    41668    Raytheon BBN Technologies Corporatio    3/31/2023    NA    BBN - 6th Amendment.pdf
11. Arlington Tower    41668    Raytheon BBN Technologies Corporatio    3/31/2023    NA    BBN - 7th Amendment.pdf
11. Arlington Tower    41668    Raytheon BBN Technologies Corporatio    3/31/2023    NA    BBN - 2nd Amendment.pdf
11. Arlington Tower    41668    Raytheon BBN Technologies Corporatio    3/31/2023    NA    BBN - 8th Amendment.pdf
11. Arlington Tower    41668    Raytheon BBN Technologies Corporatio    3/31/2023    NA    BBN - 5th Amendment.pdf
11. Arlington Tower    41668    Raytheon BBN Technologies Corporatio    3/31/2023    NA    BBN - 1st Amendment.pdf
11. Arlington Tower    41668    Raytheon BBN Technologies Corporatio    3/31/2023    NA    BBN - Lease Agreement.pd
11. Arlington Tower    41668    Raytheon BBN Technologies Corporatio    3/31/2023    NA    BBN - 9th Amendment.pdf
11. Arlington Tower    41668    Raytheon BBN Technologies Corporatio    3/31/2023    NA    Raytheon BBN - 11th Amendment - Fully Executed.pd
11. Arlington Tower    41668    Raytheon BBN Technologies Corporatio    3/31/2023    NA    BBN - 3rd Amendment.pdf
11. Arlington Tower    41668    Raytheon BBN Technologies Corporatio    3/31/2023    NA    BBN - 4th Amendment.pdf
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    COMMERCIAL LEASES_NOTICES_424353.pdf
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    COMMERCIAL LEASES_NOTICES_405193.pdf
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    COMMERCIAL LEASES_NOTICES_347454.pdf
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    FNS - Commencement Date Letter.pdf
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    Third Amendment 102008.pdf
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    Second Amendment 101603.pdf
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    Fifth Amendment 033018.pdf
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    Landlord's Consent to Sublease (Catapult Consultants, LLC) 052115.pd
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    Fourth Amendment 060412.pdf
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    Lease Agreement 050103.pdf
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    FNS - COMMERCIAL LEASES_LETTER AGREEMENTS CONTRACTION DATE_382136_2012.10.25.pdf
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    First Amendment 072503.pdf
11. Arlington Tower    36063    Federal Network Systems, LLC / Jacobs Technology Inc    11/30/2023    NA    Tenant's Notice re Assignment of Lease (Jacobs Technology Inc) 012621.pd
11. Arlington Tower    41681    InraFi Network (fka Promontory Interfinancial Network)    11/30/2026    NA    Notice and Consent to Transfer of Ownership Interests 110519.pd
11. Arlington Tower    41681    InraFi Network (fka Promontory Interfinancial Network)    11/30/2026    NA    1300 N 17th - Deed of Lease - Promontory Interfinancial Network LLC.pd
11. Arlington Tower    41675    Fletcher, Heald & Hildreth, P.L.C.    10/31/2023    NA    Fletcher Heald - 2nd Amendment.pd
11. Arlington Tower    41675    Fletcher, Heald & Hildreth, P.L.C.    10/31/2023    NA    Fletcher Heald - 1st Amendment.pdf
11. Arlington Tower    41675    Fletcher, Heald & Hildreth, P.L.C.    10/31/2023    NA    Fletcher Heald - Lease Agreement.pd
11. Arlington Tower    41675    Fletcher, Heald & Hildreth, P.L.C.    10/31/2023    NA    Third Amendment COVID-19 v1 (LL).pdf
11. Arlington Tower    41675    Fletcher, Heald & Hildreth, P.L.C.    10/31/2023    NA    Third Amendment (COVID-19) 060120.pdf
11. Arlington Tower    42441    Northeastern University    2/28/2029    $104,212 Lease 031921.pdf
11. Arlington Tower    42396    ITOCHU Aviation, Inc    8/31/2028    $10,288 Exhibit D 020421.pdf
11. Arlington Tower    42396    ITOCHU Aviation, Inc    8/31/2028    $10,288 Lease 103020.pdf
11. Arlington Tower    42282    World Fuel Services Corporation    11/30/2025    $8,812    Exhibit C 071020.pdf
11. Arlington Tower    42282    World Fuel Services Corporation    11/30/2025    $8,812    First Amendment 091420.pdf
11. Arlington Tower    42282    World Fuel Services Corporation    11/30/2025    $8,812    Lease 012720.pdf
11. Arlington Tower    42065    Cambridge Quantum Computing, LLC    4/30/2022    $34,141 Exhibit C.pdf
11. Arlington Tower    42065    Cambridge Quantum Computing, LLC    4/30/2022    $34,141 Lease 042219.pdf
11. Arlington Tower    42130    Torrent Consulting, LLC    10/31/2021    $14,376 Exhibit C.pdf

Schedule 2-1 - Lease Schedule

11. Arlington Tower    42094    Ostendio, Inc.    1/31/2025    $25,560 Exhibit C.pdf
11. Arlington Tower    42094    Ostendio, Inc.    1/31/2025    $25,560 Lease 051519.pdf
11. Arlington Tower    42077    BetterUp, Inc.    11/30/2024    $76,982 Exhibit C.pdf
11.Arlington Tower    42077    BetterUp, Inc.    11/30/2024    $76,982 Lease 051519.pdf
12.Silverline Center    41558    7 Green LLC (dba Ahra Kitchen)    5/31/2028    $9,723    Beneficial Occupancy Form - Ahra Kitchen.pdf
12. Silverline Center    41558    7 Green LLC (dba Ahra Kitchen)    5/31/2028    $9,723    Lease 091917.pdf
12. Silverline Center    41558    7 Green LLC (dba Ahra Kitchen)    5/31/2028    $9,723    Exhibit C - 7 Green LLC dba Ahra Kitchen.pd
12. Silverline Center    41558    7 Green LLC (dba Ahra Kitchen)    5/31/2028    $9,723    First Amendment (COVID-19) 040120.pdf
12. Silverline Center    40608    Altus Group U.S. Inc.    2/28/2022    NA    Rent Commencement and Exhibit C.pd
12. Silverline Center    40608    Altus Group U.S. Inc.    2/28/2022    NA    Exhibit C-1 093019
12. Silverline Center    40608    Altus Group U.S. Inc.    2/28/2022    NA    First Amendment to Lease 080719
12. Silverline Center    40608    Altus Group U.S. Inc.    2/28/2022    NA    Lease 042315.pdf
12. Silverline Center    41202    Assure Holding Corporation    12/31/2023    $93,808 Second Amendment 111616.pdf
12. Silverline Center    41202    Assure Holding Corporation    12/31/2023    $93,808 Consent to Sub-Sublease 100820.pd
12. Silverline Center    41202    Assure Holding Corporation    12/31/2023    $93,808 Ex C 071017.pdf
12. Silverline Center    41202    Assure Holding Corporation    12/31/2023    $93,808 Lease 092916.pdf
12. Silverline Center    41202    Assure Holding Corporation    12/31/2023    $93,808 First Amendment 100616.pdf
12. Silverline Center    41202    Assure Holding Corporation    12/31/2023    $93,808 Third Amendment 082018.pdf
12. Silverline Center    41202    Assure Holding Corporation    12/31/2023    $93,808 Ex C updated date 082117.pd
12. Silverline Center    41940    Blustone Investment Manager, LLC    12/31/2023    $8,859    Exhibit C
12. Silverline Center    41940    Blustone Investment Manager, LLC    12/31/2023    $8,859    Lease 092618.pdf
12. Silverline Center    40800    Bourbon Coffee    8/31/2031    $45,000 First Amendment (COVID-19) 040120.pdf
12. Silverline Center    40800    Bourbon Coffee    8/31/2031    $45,000 Lease 092815.pdf
12. Silverline Center    40800    Bourbon Coffee    8/31/2031    $45,000 Storage Agmt 062217.pdf
12. Silverline Center    40800    Bourbon Coffee    8/31/2031    $45,000 Ex C 062216.pdf
12. Silverline Center    27732    BOWA Builders, Inc.    12/31/2024    $28,669 Exhibit C 010714.pdf
12. Silverline Center    27732    BOWA Builders, Inc.    12/31/2024    $28,669 BOWA Builders Deed of Lease 020105.pdf
12. Silverline Center    27732    BOWA Builders, Inc.    12/31/2024    $28,669 First Amendment 110613.pdf
12. Silverline Center    14954    Capital One, N.A.    3/31/2022    NA    Second Amendment 031920.pdf
12. Silverline Center    14954    Capital One, N.A.    3/31/2022    NA    Lease 112515.pdf
12. Silverline Center    14954    Capital One, N.A.    3/31/2022    NA    Capital One - Exhibit C-1 110519.pdf
12. Silverline Center    14954    Capital One, N.A.    3/31/2022    NA    Beekeeping Services Agreement 012220
12. Silverline Center    14954    Capital One, N.A.    3/31/2022    NA    First Amendment 041119
12. Silverline Center    14954    Capital One, N.A.    3/31/2022    NA    Exhibit C.pdf
12. Silverline Center    41328    Counterpointe Solutions, Inc.    11/30/2024    $70,160 Lease 022817.pdf
12. Silverline Center    41328    Counterpointe Solutions, Inc.    11/30/2024    $70,160 Exhibit C.pdf
12. Silverline Center    38989    Fairfax County Chamber of Commerce, Inc    3/31/2025    $15,500 Exhibit C-1 012714.pdf
12. Silverline Center    38989    Fairfax County Chamber of Commerce, Inc    3/31/2025    $15,500 Lease 121213.pdf
12. Silverline Center    38989    Fairfax County Chamber of Commerce, Inc    3/31/2025    $15,500 First Amendment (COVID-19) 050120.pdf
12. Silverline Center    38989    Fairfax County Chamber of Commerce, Inc    3/31/2025    $15,500 Second Amendment (COVID-19) 051221
12. Silverline Center    38989    Fairfax County Chamber of Commerce, Inc    3/31/2025    $15,500 Exhibit C-2 040114.pdf
12. Silverline Center    29430    Hair Club for Men, LLC    7/31/2024    $31,895 Deed Of Lease HCM of Virginia, LLC 033106.pdf
12. Silverline Center    29430    Hair Club for Men, LLC    7/31/2024    $31,895 First Amendment to Lease Hair Club for Men of VA 113007.pdf
12. Silverline Center    29430    Hair Club for Men, LLC    7/31/2024    $31,895 Third Amendment 061014.pdf
12. Silverline Center    29430    Hair Club for Men, LLC    7/31/2024    $31,895 Fifth Amendment (COVID-19) 060120.pdf
12. Silverline Center    29430    Hair Club for Men, LLC    7/31/2024    $31,895 Fourth Amendment 111314.pdf
12. Silverline Center    29430    Hair Club for Men, LLC    7/31/2024    $31,895 Second Amendment 121509.pdf
12. Silverline Center    42249    Han Palace Corporation    8/31/2030    $100,862 Storage Space Agreement (#A13) 102120.pd
12. Silverline Center    42249    Han Palace Corporation    8/31/2030    $100,862 Storage Space Agreement (#T13) 102120.pd
12. Silverline Center    42249    Han Palace Corporation    8/31/2030    $100,862 Executed Exhibit C.pd
12. Silverline Center    42249    Han Palace Corporation    8/31/2030    $100,862 First Amendment 060520.pdf
12. Silverline Center    42249    Han Palace Corporation    8/31/2030    $100,862 Lease 011720.pdf
12. Silverline Center    40475    Integrity Management Consulting, Inc    2/28/2023    NA    Benefical Use 030115.pdf
12. Silverline Center    40475    Integrity Management Consulting, Inc    2/28/2023    NA    First Amendment (Consent to Sublease) 071118.pdf
12. Silverline Center    40475    Integrity Management Consulting, Inc    2/28/2023    NA    Lease 112514.pdf
12. Silverline Center    40475    Integrity Management Consulting, Inc    2/28/2023    NA    Exhibit C 070115.pdf
12. Silverline Center    37918    J127 Edu. Foundation d/b/a First Steps    11/30/2024    $15,236 Lease 052013.pdf
12. Silverline Center    37918    J127 Edu. Foundation d/b/a First Steps    11/30/2024    $15,236 First Amendment 063014.pdf
12. Silverline Center    37918    J127 Edu. Foundation d/b/a First Steps    11/30/2024    $15,236 Exhibit C-1 041414.pdf
12. Silverline Center    38541    Kumon North America, Inc    4/30/2024    $7,413    Exhibit C
12. Silverline Center    38541    Kumon North America, Inc    4/30/2024    $7,413    First Amendment 021119.pdf
12. Silverline Center    38541    Kumon North America, Inc    4/30/2024    $7,413    Lease 092513.pdf
12. Silverline Center    30496    LCC Design Services, Inc.    5/31/2027    $149,607 Consent to Sublease (Discover Tech) 040521.pd
12. Silverline Center    30496    LCC Design Services, Inc.    5/31/2027    $149,607 Eighth Amendment 062016.pdf
12. Silverline Center    30496    LCC Design Services, Inc.    5/31/2027    $149,607 Third Amendment Consent to Sublease 012810.pd
12. Silverline Center    30496    LCC Design Services, Inc.    5/31/2027    $149,607 First Amendment 053007.pdf
12. Silverline Center    30496    LCC Design Services, Inc.    5/31/2027    $149,607 Seventh Amendment 041916.pdf
12. Silverline Center    30496    LCC Design Services, Inc.    5/31/2027    $149,607 Sixth Amendment 012915.pdf
12. Silverline Center    30496    LCC Design Services, Inc.    5/31/2027    $149,607 Exhibit C 021615.pdf
12. Silverline Center    30496    LCC Design Services, Inc.    5/31/2027    $149,607 Fourth Amendment Consent to Sublease 101011.pd
12. Silverline Center    30496    LCC Design Services, Inc.    5/31/2027    $149,607 Ninth Amendment 062217.pdf
12. Silverline Center    30496    LCC Design Services, Inc.    5/31/2027    $149,607 Second Amendment Consent to Sublease 120208.pd
12. Silverline Center    30496    LCC Design Services, Inc.    5/31/2027    $149,607 Deed of Lease LCC International 021607.pd
12. Silverline Center    30496    LCC Design Services, Inc.    5/31/2027    $149,607 Fifth Amendment 111814.pdf
12. Silverline Center    27549    Logi Analytics, Inc.    11/30/2030    NA    Second Amendment 062113.PDF
12. Silverline Center    27549    Logi Analytics, Inc.    11/30/2030    NA    Exhibit C 072012.pdf
12. Silverline Center    27549    Logi Analytics, Inc.    11/30/2030    NA    Deed of Lease 122311.pdf
12. Silverline Center    27549    Logi Analytics, Inc.    11/30/2030    NA    Logi Analytics - Lease 111119.pdf
12. Silverline Center    27549    Logi Analytics, Inc.    11/30/2030    NA    First Amendment 092112.pdf
12. Silverline Center    27549    Logi Analytics, Inc.    11/30/2030    NA    Third Amendment (Consent to Sublease) 120517.pd
12. Silverline Center    42443    Milestone Development Inc    7/15/2021    NA    TLA 031521.pdf
12. Silverline Center    30218    Ntiva, Inc.    4/30/2025    NA    First Amendment 082509.pdf
12. Silverline Center    30218    Ntiva, Inc.    4/30/2025    NA    Lien Waiver Agmt 121616.pdf
12. Silverline Center    30218    Ntiva, Inc.    4/30/2025    NA    Deed of Lease NTIVA, Inc. 101706.pdf
12. Silverline Center    30218    Ntiva, Inc.    4/30/2025    NA    Consent to Transfer of Ownership Interests 101316.pdf
12. Silverline Center    30218    Ntiva, Inc.    4/30/2025    NA    Exhibit C 020707.pdf
12. Silverline Center    30218    Ntiva, Inc.    4/30/2025    NA    Third Amendment 101416.pdf
12. Silverline Center    30218    Ntiva, Inc.    4/30/2025    NA    Second Amendment 013014.pdf
12. Silverline Center    30218    Ntiva, Inc.    4/30/2025    NA    Executed Exhbit C 101909.pd
12. Silverline Center    30218    Ntiva, Inc.    4/30/2025    NA    Exhibit C 060414.PDF
12. Silverline Center    40861    Nutanix, Inc.    6/30/2024    $33,364 First Amendment 071318.pdf
12. Silverline Center    40861    Nutanix, Inc.    6/30/2024    $33,364 Lease 100515.pdf
12. Silverline Center    40861    Nutanix, Inc.    6/30/2024    $33,364 Exhibit C-1
12. Silverline Center    40861    Nutanix, Inc.    6/30/2024    $33,364 Exhibit C.pdf
12. Silverline Center    40498    One-to-One Fitness, Inc.    12/31/2026    $20,833 Second Amendment to Facility Access Agmt (COVID-19) 060120.pd
12. Silverline Center    40498    One-to-One Fitness, Inc.    12/31/2026    $20,833 Second Amendment (COVID-19) 060120.pdf
12. Silverline Center    40498    One-to-One Fitness, Inc.    12/31/2026    $20,833 Facility Access Agreement 122314.PDF
12. Silverline Center    40498    One-to-One Fitness, Inc.    12/31/2026    $20,833 Lease 122314.pdf
12. Silverline Center    40498    One-to-One Fitness, Inc.    12/31/2026    $20,833 First Amendment 090115.pdf
12. Silverline Center    40498    One-to-One Fitness, Inc.    12/31/2026    $20,833 First Amendment to Facility Access Agmt 090115.pdf
12. Silverline Center    41902    Renaissance Centro LLC    3/31/2024    $11,814 Lease 082318.pdf
12. Silverline Center    32069    Ross Langan & McKendree, LLP    6/30/2029    $25,288 Storage Space Agreement (#T3) 062120.pd
12. Silverline Center    32069    Ross Langan & McKendree, LLP    6/30/2029    $25,288 Storage Space Lease 061411.pd
12. Silverline Center    32069    Ross Langan & McKendree, LLP    6/30/2029    $25,288 First Amendment 062414.pdf
12. Silverline Center    32069    Ross Langan & McKendree, LLP    6/30/2029    $25,288 Exhibit C 060909.pdf
12. Silverline Center    32069    Ross Langan & McKendree, LLP    6/30/2029    $25,288 Deed of Lease 092508.pdf
12. Silverline Center    40737    SC&H Group LLC    2/28/2027    $22,199 Exhibit C
12. Silverline Center    40737    SC&H Group LLC    2/28/2027    $22,199 Lease 082015.pdf
12. Silverline Center    41047    Segall Group, LLC    10/31/2022    $6,946    Exhibit C 120120.pdf
12. Silverline Center    41047    Segall Group, LLC    10/31/2022    $6,946    Lease 100520.pdf
12. Silverline Center    34574    SoftChoice Corporation    6/30/2025    NA    Exhibit C-1 060113.pdf
12. Silverline Center    34574    SoftChoice Corporation    6/30/2025    NA    Exhibit C 060113.pdf
12. Silverline Center    34574    SoftChoice Corporation    6/30/2025    NA    Deed of Lease 112910.pdf
12. Silverline Center    34574    SoftChoice Corporation    6/30/2025    NA    First Amendment to Lease 041913.pdf
12. Silverline Center    34574    SoftChoice Corporation    6/30/2025    NA    Second Amendment Extension 062813.pd
12. Silverline Center    34574    SoftChoice Corporation    6/30/2025    NA    SoftChoice - Third Amendment 112119.pdf
12. Silverline Center    39947    Summer Consultants, Inc.    11/30/2025    $18,883 Exhibit C
12. Silverline Center    39947    Summer Consultants, Inc.    11/30/2025    $18,883 First Amendment 011615.pdf
12. Silverline Center    39947    Summer Consultants, Inc.    11/30/2025    $18,883 Deed of Lease 072314.pdf
12. Silverline Center    15957    Sunrise Senior Living, LLC    7/31/2030    NA    RFP_Sunrise_7900 Westpark_v11_signed LOI.pdf
12. Silverline Center    15957    Sunrise Senior Living, LLC    7/31/2030    NA    First Amendment 040114.pdf
12. Silverline Center    15957    Sunrise Senior Living, LLC    7/31/2030    NA    Lease 121813.pdf
12. Silverline Center    15957    Sunrise Senior Living, LLC    7/31/2030    NA    Exhibit C 061914.pdf
12. Silverline Center    15957    Sunrise Senior Living, LLC    7/31/2030    NA    Exhibit C-3 041514.pdf
12. Silverline Center    15957    Sunrise Senior Living, LLC    7/31/2030    NA    Exhibit C 020314.pdf
12. Silverline Center    15957    Sunrise Senior Living, LLC    7/31/2030    NA    Second Amendment 101714.pdf
12. Silverline Center    15957    Sunrise Senior Living, LLC    7/31/2030    NA    Notice of Address Change 8.14.18.pd
12. Silverline Center    15957    Sunrise Senior Living, LLC    7/31/2030    NA    Third Amendment 040921.pdf
12. Silverline Center    41378    Sutton & Assoc (dba Edge Commercial RE    2/28/2025    NA    Lease 030617.pdf
12. Silverline Center    41378    Sutton & Assoc (dba Edge Commercial RE    2/28/2025    NA    Exhibit C 081717.pdf
12. Silverline Center    41378    Sutton & Assoc (dba Edge Commercial RE    2/28/2025    NA    First Amendment 050517.pdf
12. Silverline Center    40966    Transurban (USA) Inc.    7/31/2027    NA    Ex C T520 101716.pdf
12. Silverline Center    40966    Transurban (USA) Inc.    7/31/2027    NA    ROW 080416.pdf
12. Silverline Center    40966    Transurban (USA) Inc.    7/31/2027    NA    Second Amendment (Consent to Sublease) 120817.pd
12. Silverline Center    40966    Transurban (USA) Inc.    7/31/2027    NA    Ex C 03.07.16.pdf
12. Silverline Center    40966    Transurban (USA) Inc.    7/31/2027    NA    First Amendment 042916.pdf
12. Silverline Center    40966    Transurban (USA) Inc.    7/31/2027    NA    Lease 030116.pdf
12. Silverline Center    41492    U+Design, LLC (dba U+Design Partners)    11/30/2024    $12,264 Lease 071217.pdf
12. Silverline Center    41492    U+Design, LLC (dba U+Design Partners)    11/30/2024    $12,264 Exhibit C 091017.pdf
12. Silverline Center    30790    Visual Systems Group, Inc.    12/31/2024    NA    Storage Agmt 062519.pdf

Schedule 2-1 - Lease Schedule

12. Silverline Center    30790    Visual Systems Group, Inc.    12/31/2024    NA    Storage Agmt 050515.pdf
12. Silverline Center    30790    Visual Systems Group, Inc.    12/31/2024    NA    Visual Systems Group, Inc. - Deed of Lease 051707.pd
12. Silverline Center    30790    Visual Systems Group, Inc.    12/31/2024    NA    First Amendment 020614.pdf
12. Silverline Center    30790    Visual Systems Group, Inc.    12/31/2024    NA    Storage Agmt 121316.pdf
12. Silverline Center    15184    Young Sook Lee (dba Plaza Shops    12/31/2021    $3,450    Exhibit C-1
12. Silverline Center    15184    Young Sook Lee (dba Plaza Shops    12/31/2021    $3,450    Lease 092112.pdf
12. Silverline Center    15184    Young Sook Lee (dba Plaza Shops    12/31/2021    $3,450    First Amendment 100915.pdf
12. Silverline Center    15184    Young Sook Lee (dba Plaza Shops    12/31/2021    $3,450    Second Amendment (COVID-19) 040120.pdf
12. Silverline Center    40513    ZMA Development, LLC    1/31/2025    $9,426    Second Amendment 080120.pdf
12. Silverline Center    40513    ZMA Development, LLC    1/31/2025    $9,426    First Amendment 051815.pdf
12. Silverline Center    40513    ZMA Development, LLC    1/31/2025    $9,426    Exhibit C 052015.pdf

DISCLOSURE SCHEDULE 2-2

LEASING COMMISSIONS

[attached]

Schedule 2‐2 ‐ Leasing Commissions

BU Name	Tenant Name	Commission Remaining
1220 19th Street	Mcbride Real Estate Services	5,097
1600 Wilson Boulevard	The Lexington Institute	2,850
1600 Wilson Boulevard	Consovoy McCarthy Park PLLC	9,856
1600 Wilson Boulevard	WTAII, PLLC	1,440
Silverline Center	Edge Commercial Real Estate	36,866
Silverline Center	7 Green LLC dba Ahra Kitchen	17,411
Courthouse Square	Goldman & Van Beek, P.C.	3,063
Courthouse Square	Nat'l Organization for Victim	5,474
2000 M Street	Christopher Kim's Menswear	10,710
2000 M Street	MKDA DC LLC	1,500
2000 M Street	Steven Winter Associates Inc.	25,700
1140 Connecticut Avenue	DC Improv	50,894
Army Navy Club	1 Life Healthcare, Inc.	4,119
1775 Eye Street	District Title	85,366
Fairgate at Ballston	Azura Vascular Care	72,626
Fairgate at Ballston	FDL Dermatology, PLLC	2,549
Arlington Tower	Venturehouse Group	4,832
Arlington Tower	Northeastern University Sign	22,057
Arlington Tower	Northeastern University	59,789
Silverline Center	Sunrise Senior Living LLC	1,108,038
		1,530,236

DISCLOSURE SCHEDULE 2-3

TI OBLIGATIONS (INCLUDING LANDLORD’S WORK)

[attached]

Schedule 2-3 - Landlord WorkBudget    Committed    Paid to Date

Project	Building	Job Code	Budget	Committed	Paid to Date
1220 19th Streeet			$ 1,665,673	$ 1,384,509	$ 780,337
7th Floor Space +	1220 19th Street	3027102002	$ 23,650	$ 809,665	$ 495,700
7th Floor Space + Amenities	1220 19th Street	3027102003	$ 599,298	$ 564,845	$ 284,637
1220 Core unit repair	1220 19th Street		$ 10,000	$ 10,000
National Association for Law Placemeent	1220 19th Street		$ 153,295
1775 Eye Street			$ 1,994,213	$ 1,983,563	$ 1,682,915
District Title	1775 Eye Street	3051104401	$ 23,650	$ 22,900	$ 6,350
Retail Renovation	1775 Eye Street	3051103601	$ 1,970,563	$ 1,960,663	$ 1,676,565
Courthouse Square			$ 612,901	$ 232,951	$ 212,737
2nd Floor Conference Center	Courthouse Square	3033103102	$ 352,921	$ 86,000	$ 71,406
NOVA	Courthouse Square	3033103301	$ 259,980	$ 146,951	$ 141,332
Arlington Tower			$ 132,354	$ 91,254	$ 45,627
Elevator Piston Replacement	Arlington Tower		$ 91,254	$ 91,254	$ 45,627
[1] VariableConstant LLC / Pienso, Inc.	Arlington Tower		$ 34,000	$ -	$ -
[1] Deepsig Inc.	Arlington Tower		$ 7,100	$ -	$ -
Fairgate at Ballston			$ 202,989	$ 148,681	$ 145,920
FDL TI Work	Fairgate at Ballston	3053105801	$ 158,684	$ 148,681	$ 145,920
Behavioral Health Practice Services	(LifestancFairgate at Ballston		$ 44,305	$ -	$ -
1901 Pennsylvania Avenue			$ 41,000	$ 36,000	$ -
[1] FAUA	1901 Pennsylvania		$ 5,000	$ -	$ -
Tristar	1901 Pennsylvania		$ 36,000	$ 36,000	$ -
Grand			$ 4,649,130	$ 3,876,959	$ -

Schedule 2‐3 ‐ TI Obligations

BU Name	Tenant Name	Tenant Package Remaining
1600 Wilson Boulevard	Drs. Wu and Palabrica, DDS, PC	11,673
Courthouse Square	Nat'l Organization for Victim	14,340
Courthouse Square	Rhodeside & Harwell, Inc.	273,652
Courthouse Square	The Global Liberty Alliance	5,293
2000 M Street	Eurovision Americas, Inc.	152,675
2000 M Street	British Broadcasting Corporati	552,377
1140 Connecticut Avenue	DC Improv	87,060
1140 Connecticut Avenue	Ridge Policy Group LLC	18,012
1140 Connecticut Avenue	Brailsford & Dunlavey	100,170
Army Navy Club	Calfee, Halter & Griswold LLP	44,175
1775 Eye Street	Sojitz Corporation of America	38,675
1775 Eye Street	District Title	55,460
Arlington Tower	ITOCHU Aviation, Inc.	15,315
Arlington Tower	Northeastern University	318,855
Silverline Center	Sunrise Senior Living LLC	4,223,319
		5,911,051

DISCLOSURE SCHEDULE 2-4

LEASE EXPENSES

Disclosure Schedules 2-2 and 2-3 are hereby incorporated by reference into this Disclosure Schedule 2-4. Any additional Lease Expenses not set forth in Disclosure Schedules 2-2 or 2- 3 are as follows.

[attached]

Schedule 2‐4 ‐ Lease Expenses

BU Name	Tenant Name	Abatement Remaining	Commission Remaining	Tenant Package Remaining	TOTAL REMAINING
1901 Pennsylvania Ave	Forest Resources Association	37,478	-	-	37,478
1901 Pennsylvania Ave	The Ferguson Group, LLC	16,467	-	-	16,467
1901 Pennsylvania Ave	CEPI U.S.	36,458	-	-	36,458
1901 Pennsylvania Ave	CEPI U.S.	84,750	-	-	84,750
1901 Pennsylvania Ave	USA Basque Trade & Invt, Inc	21,694	-	-	21,694
1901 Pennsylvania Ave	The Frame Market	1,500	-	-	1,500
1220 19th Street	Technical Learning Center	51,844	-	-	51,844
1220 19th Street	Transport Workers Union of Ame	105,814	-	-	105,814
1220 19th Street	Mcbride Real Estate Services	26,765	5,097	-	31,862
1600 Wilson Boulevard	The Lexington Institute	-	2,850	-	2,850
1600 Wilson Boulevard	Drs. Wu and Palabrica, DDS, PC	118,676	-	11,673	130,349
1600 Wilson Boulevard	Consovoy McCarthy Park PLLC	-	9,856	-	9,856
1600 Wilson Boulevard	WTAII, PLLC	3,000	1,440	-	4,440
Silverline Center	Edge Commercial Real Estate	-	36,866	-	36,866
Silverline Center	7 Green LLC dba Ahra Kitchen	-	17,411	-	17,411
Courthouse Square	Goldman & Van Beek, P.C.	15,976	3,063	-	19,039
Courthouse Square	Nat'l Organization for Victim	46,219	5,474	14,340	66,033
Courthouse Square	Rhodeside & Harwell, Inc.	-	-	273,652	273,652
Courthouse Square	The Global Liberty Alliance	-	-	5,293	5,293
2000 M Street	Christopher Kim's Menswear	-	10,710	-	10,710
2000 M Street	Eurovision Americas, Inc.	-	-	152,675	152,675
2000 M Street	British Broadcasting Corporati	289,451	-	552,377	841,828
2000 M Street	Int'l Assoc of Women Judges	9,288	-	-	9,288
2000 M Street	MKDA DC LLC	-	1,500	-	1,500
2000 M Street	Steven Winter Associates Inc.	476,520	25,700	-	502,220
1140 Connecticut Avenue	DC Improv	-	50,894	87,060	137,955
1140 Connecticut Avenue	Ridge Policy Group LLC	-	-	18,012	18,012
Army Navy Club	1 Life Healthcare, Inc.	-	4,119	-	4,119
Army Navy Club	PRR, Inc.	11,875	-	-	11,875
1140 Connecticut Avenue	Brailsford & Dunlavey	-	-	100,170	100,170
Army Navy Club	Calfee, Halter & Griswold LLP	134,778	-	44,175	178,953
1775 Eye Street	Strategas Research Partners	10,675	-	-	10,675
1775 Eye Street	Sojitz Corporation of America	-	-	38,675	38,675
1775 Eye Street	District Title	179,902	85,366	55,460	320,728
Fairgate at Ballston	Azura Vascular Care	-	72,626	-	72,626
Fairgate at Ballston	FDL Dermatology, PLLC	-	2,549	-	2,549
Arlington Tower	Energy Systems Group, LLC	41,776	-	-	41,776
Arlington Tower	Venturehouse Group	-	4,832	-	4,832
Arlington Tower	The American Institute	104,182	-	-	104,182
Arlington Tower	ITOCHU Aviation, Inc.	25,525	-	15,315	40,840
Arlington Tower	Northeastern University Sign	12,500	22,057	-	34,557
Arlington Tower	Northeastern University	-	59,789	318,855	378,644
Silverline Center	Sunrise Senior Living LLC	1,810,713	1,108,038	4,223,319	7,142,070
		3,673,825	1,530,236	5,911,051	11,115,112

DISCLOSURE SCHEDULE 2-5

CERTAIN LEASE EXPENSES POST-LOI DATE

(attached)

Schedule 2‐5 ‐ Purchaser Lease Expenses

BU Name	Tenant Name	Abatement Remaining	Commission Remaining	Tenant Package Remaining	Landlord Work	TOTAL REMAINING
Courthouse Square	The Washington Consulting Group, Inc.	4,350	4,905	5,000	8,785	23,040
1901 Pennsylvania Ave	Friends of The American University of Afghanistan	-	1,272	-	5,000	6,272
Arlington Tower	Mynaric	69,213	31,116	14,125	-	114,454
Arlington Tower	VariableConstant LLC / Pienso, Inc.	63,733	34,776	-	34,000	132,509
Arlington Tower	Deepsig Inc.	62,237	22,193	-	22,000	106,430
Silverline Center	Fairfax Chamber of Commerce	39,680	-	-	-	39,680
1600 Wilson	Consovoy	19,600	7,003	-	-	26,603
Fairgate at Ballston	Behavioral Health Practice Services (Lifestance Health)	73,650	53,691	265,140	44,305	436,786
1600 Wilson	Feminist Majority	35,570	11,930		8,105	55,604
1220 19th Street	National Association for Law Placement	109,180	32,353	24,720	153,295	319,548
1140 Connecticut	Network For Good, Inc.	-	-	-	19,605	19,605
1901 Pennsylvania Ave	Kostrov Dental Associates	106,427	85,960	-	80,334	272,720
		583,639	285,199	308,985	375,429	1,553,252

DISCLOSURE SCHEDULE 3

CONTRACTS

[attached]

Schedule 3 ‐ Contracts

Property 515 King St.	Vendor Adcock Systems, LLC	Type Fire Protection	Action ASSUMED BY PUCHASER
515 King St.	American Pest Management	Pest Control	ASSUMED BY PUCHASER
515 King St.	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
515 King St.	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
515 King St.	Angus AnyWhere	Building Management	ASSUMED BY PUCHASER
515 King St.	NAC Mchanical	Chiller PM	ASSUMED BY PUCHASER
515 King St.	Chesapeake Protection	Fire Protection / Sprinkler	ASSUMED BY PUCHASER
515 King St.	Datawatch Systems LLC	Access Control	ASSUMED BY PUCHASER
515 King St.	EMCOR Combustioneer Corp	Generator Maintenance	ASSUMED BY PUCHASER
515 King St.	EMCOR Elevators	Elevators	ASSUMED BY PUCHASER
515 King St.	Hatch Data	Energy Intelligence Softwar	ASSUMED BY PUCHASER
515 King St.	Enel X	Energy Procurement & Advisory Services	TERMINATE
515 King St.	Environmental Diagnostics	Environmental / Indoor Air Quality	ASSUMED BY PUCHASER
515 King St.	Total Quality Building Services	Janitorial	ASSUMED BY PUCHASER
515 King St.	American Disposal Services	Trash/Recycling	TBD ON ASSUMPTION BY PUCHASER
515 King St.	WGL	Natural Gas	ASSUMED BY PUCHASER
515 King St.	Comcast Business	Internet for DW	ASSUMED BY PUCHASER
515 King St.	Comcast Business	Internet for Mgmt	ASSUMED BY PUCHASER
515 King St.	Comcast Business	TV for Mgmt	ASSUMED BY PUCHASER
515 King St.	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
515 King St.	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Admiral Security	Security Guard	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	American Pest Management	Pest Control	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Angus AnyWhere	Building Management	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Capitol Concierge	2000 M Amenities	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Captivate	Elevator Communication	Assign ONLY With captivate approval
1140 Connecticut Avenue, NW	AOBA/Constellation	Electricity Contract	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Engie	Electricity Contract	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Datawatch Systems LLC	Access Control	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	ELCON	Manlift	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Enel X	Demand Response	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Enel X	Energy Procurement & Advisory Services	TERMINATE
1140 Connecticut Avenue, NW	EMCOR Combustioneer Corp	Generator	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Environmental Diagnostics	Environmental	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Flynn Arch Finishes	Metal, Wood, Stone	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	NAC	Chiller PM	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Rolling Greens	Landscaping	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Tenley Trash	Trash/Recycling	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	UG2	Janitorial	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Otis/Emcor	Elevators	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	WGL	Natural Gas	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Glanz/ Corner Media Advertising	Advertising Display	TBD ON ASSUMPTION BY PUCHASER
1140 Connecticut Avenue, NW	GTT	Elevator Services, Datawatch Door Access	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Comcast Business	Engineer Office, Cameras, Building Lobby	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
1140 Connecticut Avenue, NW	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
1220 19th Street	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
1220 19th Street	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
1220 19th Street	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
1220 19th Street	Angus Anywhere	Building Management	ASSUMED BY PUCHASER
1220 19th Street	Capitol Concierge	2000 M Amenities	ASSUMED BY PUCHASER
1220 19th Street	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
1220 19th Street	Datawatch Systems LLC	Access Control	ASSUMED BY PUCHASER
1220 19th Street	EMCOR Combustioneer Corp	Generator	ASSUMED BY PUCHASER
1220 19th Street	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
1220 19th Street	Enel X	Demand Response	ASSUMED BY PUCHASER
1220 19th Street	Enel X	Energy Procurement & Advisory Services	TERMINATE
1220 19th Street	Environmental Diagnostics	Environmental	ASSUMED BY PUCHASER
1220 19th Street	Flynn Arch Finishes	Metal & Wood	ASSUMED BY PUCHASER
1220 19th Street	American Pest Management	Pest Control	ASSUMED BY PUCHASER
1220 19th Street	Rolling Greens	Landscaping	ASSUMED BY PUCHASER
1220 19th Street	UG2	Janitorial	ASSUMED BY PUCHASER
1220 19th Street	Admiral Security	Security Guard	ASSUMED BY PUCHASER
1220 19th Street	Warfield Sanford/Emcor	Elevators	ASSUMED BY PUCHASER
1220 19th Street	Captivate	Elevator Screens	Assign ONLY With captivate approval
1220 19th Street	Verkada	Security Cameras	ASSUMED BY PUCHASER
1220 19th Street	Waste Management	Trash/Recycling	ASSUMED BY PUCHASER
1220 19th Street	AOBA/Constellation	Electricity Contract	ASSUMED BY PUCHASER
1220 19th Street	Engie	Electricity Contract	ASSUMED BY PUCHASER
1220 19th Street	WGL	Natural Gas	ASSUMED BY PUCHASER
1220 19th Street	GTT	Datawatch Door Access, Lobby Desk	ASSUMED BY PUCHASER
1220 19th Street	Comcast Business	Engineers Office, Cameras	ASSUMED BY PUCHASER
1220 19th Street	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
1220 19th Street	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
1600 Wilson	Noyes Air Conditioning	HVAC Maint.	ASSUMED BY PUCHASER
1600 Wilson	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
1600 Wilson	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
1600 Wilson	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
1600 Wilson	Enel X	Energy Procurement & Advisory Services	TERMINATE
1600 Wilson	Enel X	Demand Response	ASSUMED BY PUCHASER

Schedule 3 ‐ Contracts

Property
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson
1600 Wilson

Vendor
Hatch Data Combustioneer
Waste Management of MD American Disposal Services EMCOR Elevators Environmental Diagnostics American Pest Management Total Quality Building Services Datawatch Systems LLC Brightview
Captivate Colonial 3C
Heartline AOBA/Constellation Angus AnyWhere Comcast Business Comcast Business

Type
Energy Intelligence Software Generator Maintenance Trash
Recycling Elevators
Environmental / Indoor Air Quality Pest Control
Janitorial Access Control Landscaping
Elevator cab advertising Intercom Monitoring
CC Processing Fitness Center Electricity
Building Management
Internet for Mgmt, Eng, Fitness Ctr TV for Fitness Ctr

Action ASSUMED BY PUCHASER ASSUMED BY PUCHASER ASSUMED BY PUCHASER
TBD ON ASSUMPTION BY PUCHASER ASSUMED BY PUCHASER
ASSUMED BY PUCHASER ASSUMED BY PUCHASER ASSUMED BY PUCHASER ASSUMED BY PUCHASER ASSUMED BY PUCHASER
Assign ONLY With captivate approval ASSUMED BY PUCHASER
ASSUMED BY PUCHASER ASSUMED BY PUCHASER TERMINATE
ASSUMED BY PUCHASER ASSUMED BY PUCHASER ASSUMED BY PUCHASER

1600 Wilson	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
1600 Wilson	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
1627 Eye Street	UG2	Janitorial	ASSUMED BY PUCHASER
1627 Eye Street	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
1627 Eye Street	Enel X	Energy Procurement & Advisory Services	TERMINATE
1627 Eye Street	Enel X	Demand Response	ASSUMED BY PUCHASER
1627 Eye Street	Casella	Trash/Recycling	ASSUMED BY PUCHASER
1627 Eye Street	Rolling Greens	Landscaping	ASSUMED BY PUCHASER
1627 Eye Street	EMCOR Combustioneer Corp	Generator	ASSUMED BY PUCHASER
1627 Eye Street	Flynn	Metal & Wood & Flooring	ASSUMED BY PUCHASER
1627 Eye Street	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
1627 Eye Street	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
1627 Eye Street	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
1627 Eye Street	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
1627 Eye Street	American Pest Management	Pest Control	ASSUMED BY PUCHASER
1627 Eye Street	EMCOR‐ Warfield & Sanford	Elevators	ASSUMED BY PUCHASER
1627 Eye Street	Datawatch Systems LLC	Video Camera Hosting / Access Control	ASSUMED BY PUCHASER
1627 Eye Street	Admiral Security	Security Guard	ASSUMED BY PUCHASER
1627 Eye Street	Angus AnyWhere	Building Management	ASSUMED BY PUCHASER
1627 Eye Street	EDC	Environmental	ASSUMED BY PUCHASER
1627 Eye Street	Capital Concierge	1627 Amenities	ASSUMED BY PUCHASER
1627 Eye Street	AOBA/Constellation	Electricity Contract	ASSUMED BY PUCHASER
1627 Eye Street	Engie	Electricity Contract	ASSUMED BY PUCHASER
1627 Eye Street	Allied Telecom	Engineers office, Penthouse Amenity, Cameras, Datawatch, Lobby	ASSUMED BY PUCHASER
1627 Eye Street	Comcast Business	Penthouse Amenity TV	ASSUMED BY PUCHASER
1627 Eye Street	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
1627 Eye Street	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
1627 Eye Street	Bee Keeping / Love and Carrots	Bees	ASSUMED BY PUCHASER
1775 Eye Street	UG2	Janitorial	ASSUMED BY PUCHASER
1775 Eye Street	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
1775 Eye Street	Enel X	Energy Procurement & Advisory Services	TERMINATE
1775 Eye Street	Enel X	Demand Response	ASSUMED BY PUCHASER
1775 Eye Street	Angus AnyWhere	Building Management	ASSUMED BY PUCHASER
1775 Eye Street	Rolling Greens	Landscaping	ASSUMED BY PUCHASER
1775 Eye Street	Waste Management	Trash/Recycling	ASSUMED BY PUCHASER
1775 Eye Street	EMCOR Combustioneer Corp	Generator	ASSUMED BY PUCHASER
1775 Eye Street	Flynn Arch Finishes	Metal & Wood & Flooring	ASSUMED BY PUCHASER
1775 Eye Street	EMCOR Elevators	Elevators	ASSUMED BY PUCHASER
1775 Eye Street	NAC ‐ Chiller	Chiller	ASSUMED BY PUCHASER
1775 Eye Street	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
1775 Eye Street	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
1775 Eye Street	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
1775 Eye Street	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
1775 Eye Street	American Pest Management	Pest Control	ASSUMED BY PUCHASER
1775 Eye Street	Datawatch Systems LLC	Access Control	ASSUMED BY PUCHASER
1775 Eye Street	Admiral Security	Security Guard	ASSUMED BY PUCHASER
1775 Eye Street	Heartline Fitness	Gym Equipment	ASSUMED BY PUCHASER
1775 Eye Street	ELCON	Man Lift Service Contract	ASSUMED BY PUCHASER
1775 Eye Street	EDC	Environmental	ASSUMED BY PUCHASER
1775 Eye Street	Glanz/ Corner Media Advertising	Advertising Display	TBD ON ASSUMPTION BY PUCHASER
1775 Eye Street	WGL	Natural Gas	ASSUMED BY PUCHASER
1775 Eye Street	AOBA/Constellation	Electricity Contract	ASSUMED BY PUCHASER
1775 Eye Street	Engie	Electricity	ASSUMED BY PUCHASER
1775 Eye Street	Capital Concierge	1775 Amenities	ASSUMED BY PUCHASER
1775 Eye Street	Allied Telecom Group	Gym Wifi, Building Cameras, Lobby Desk	ASSUMED BY PUCHASER
1775 Eye Street	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
1775 Eye Street	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
1775 Eye Street	Bee Keeping / Love and Carrots	Bees	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	UG2	Janitorial	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Enel X	Energy Procurement & Advisory Services	TERMINATE
1901 Pennsylvania Avenue, NW	Enel X	Demand Response	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Captivate	Advertisement	Assign ONLY With captivate approval
1901 Pennsylvania Avenue, NW	Angus AnyWhere	Building Management	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Rolling Greens	Landscaping	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	EMCOR Combustioneer Corp	Generator	ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW	Waste Management	Trash/Recycling	ASSUMED BY PUCHASER

Schedule 3 ‐ Contracts

Property Vendor Type Action
1901 Pennsylvania Avenue, NW Nalco Water Treatment    Water Treatment    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW Chesapeake Protection    Fire Protection    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW NAC ‐ Chiller    Chiller    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW Adcock Systems, LLC    Fire Protection    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW Environmental Diagnostics    Environmental    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW Backflow Technology    Plumbing    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW American Pest Management    Pest Control    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW EMCOR Elevators    Elevators    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW Admiral Security    Security Guard    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW Datawatch Systems LLC    Access Control    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW Flynn Arch Finishes    Metal / Wood/Stone    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW Capital Concierge    1901 Amenities    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW AOBA/Constellation    Electricity Contract    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW Engie    Electricity Contract    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW WGL    Natural Gas    ASSUMED BY PUCHASER 1901 Pennsylvania Avenue, NW Comcast Business    Internet for Eng Office, Cameras, Datawatch, Lobby    ASSUMED BY PUCHASER 1901 Pennsylvania Avenue, NW Fusion Connect    POTS Phones    ASSUMED BY PUCHASER
1901 Pennsylvania Avenue, NW Vonage    VoIP Voice Lines    ASSUMED BY PUCHASER
2000 M Street    Adcock Systems, LLC    Fire Protection    ASSUMED BY PUCHASER
2000 M Street    American Pest Management    Pest Control    ASSUMED BY PUCHASER
2000 M Street    Backflow Technology    Plumbing    ASSUMED BY PUCHASER
2000 M Street    Nalco Water Treatment    Water Treatment    ASSUMED BY PUCHASER
2000 M Street    Angus Anywhere    Building Management    ASSUMED BY PUCHASER
2000 M Street    Chesapeake Protection    Fire Protection    ASSUMED BY PUCHASER
2000 M Street    Capitol Concierge    2000 M Amenities    ASSUMED BY PUCHASER
2000 M Street    Datawatch Systems LLC    Access Control    ASSUMED BY PUCHASER
2000 M Street    EMCOR Combustioneer Corp    Generator    ASSUMED BY PUCHASER
2000 M Street    Hatch Data    Energy Intelligence Software    ASSUMED BY PUCHASER
2000 M Street    Enel X    Demand Response    ASSUMED BY PUCHASER
2000 M Street    Enel X    Energy Procurement & Advisory Services    TERMINATE
2000 M Street    Environmental Diagnostics    Environmental    ASSUMED BY PUCHASER
2000 M Street    Flynn Arch Finishes    Metal, Wood, Flooring    ASSUMED BY PUCHASER
2000 M Street    Heartline Fitness    Gym Equipment    ASSUMED BY PUCHASER
2000 M Street    Lord Baltimore    Towel Service    ASSUMED BY PUCHASER
2000 M Street    UG2    Janitorial    ASSUMED BY PUCHASER
2000 M Street    Rolling Greens    Landscaping    ASSUMED BY PUCHASER
2000 M Street    Admiral Security    Security Guard    ASSUMED BY PUCHASER
2000 M Street    Warfield Sanford/Emcor    Elevators    ASSUMED BY PUCHASER
2000 M Street    Captivate    Elevator Screens    Assign ONLY With captivate approval
2000 M Street    Waste Management    Trash/Recycling    ASSUMED BY PUCHASER
2000 M Street    NAC Mechanical Services    Chiller    ASSUMED BY PUCHASER
2000 M Street    Glanz/ Corner Media Advertising    Advertising Display    TBD ON ASSUMPTION BY PUCHASER
2000 M Street    WGL    Natural Gas    ASSUMED BY PUCHASER
2000 M Street    AOBA/Constellation    Electricity Contract    ASSUMED BY PUCHASER
2000 M Street    Engie    Electricity Contract    ASSUMED BY PUCHASER 2000 M Street    Fusion Connect    Mgmt Office, Conference Rooms, Gym, Engineers, Cameras, Datawatch, e ASSUMED BY PUCHASER 2000 M Street    Comcast Business    TV for Lobby    ASSUMED BY PUCHASER
2000 M Street    Comcast Business    TV for FitCtr    ASSUMED BY PUCHASER
2000 M Street    Comcast Business    TV for Conf    ASSUMED BY PUCHASER
2000 M Street    Cogent Communication    Internet for Space+ Suites    ASSUMED BY PUCHASER
2000 M Street    Fusion Connect    POTS Phones    ASSUMED BY PUCHASER
2000 M Street    Vonage    VoIP Voice Lines    ASSUMED BY PUCHASER
2000 M Street    Konica Financial    Copier in LL Mgmt Office    ASSUMED BY PUCHASER 2000 M Street    VSGI    AV System Support for Conference Ctr    ASSUMED BY PUCHASER Arlington Tower    Adcock Systems, LLC    Fire Protection    ASSUMED BY PUCHASER
Arlington Tower    Chesapeake Protection    Fire Protection    ASSUMED BY PUCHASER
Arlington Tower    Backflow Technology    Plumbing    ASSUMED BY PUCHASER
Arlington Tower    Combustioneer    Generator Maintenance    ASSUMED BY PUCHASER
Arlington Tower    Waste Management of MD    Trash    ASSUMED BY PUCHASER
Arlington Tower    American Disposal Services    Recycling    TBD ON ASSUMPTION BY PUCHASER
Arlington Tower    EMCOR Elevators    Elevators    ASSUMED BY PUCHASER
Arlington Tower    Environmental Diagnostics    Environmental / Indoor Air Quality    ASSUMED BY PUCHASER
Arlington Tower    American Pest Management    Pest Control    ASSUMED BY PUCHASER
Arlington Tower    CRS    Janitorial    ASSUMED BY PUCHASER
Arlington Tower    Kastle Systems    Access Control    ASSUMED BY PUCHASER
Arlington Tower    Superior Plantings    Landscaping    ASSUMED BY PUCHASER
Arlington Tower    Enel X    Energy Procurement & Advisory Services    TERMINATE
Arlington Tower    Hatch Data    Energy Intelligence Software    ASSUMED BY PUCHASER
Arlington Tower    Captivate    Elevator cab advertising    Assign ONLY With captivate approval
Arlington Tower    Capital Concierge    Concierge Service    ASSUMED BY PUCHASER
Arlington Tower    Nalco Water Treatment    Water Treatment    ASSUMED BY PUCHASER
Arlington Tower    Synergy Fitness Group    Fitness Center towel Service    ASSUMED BY PUCHASER
Arlington Tower    Synergy Fitness Group    Equipment PMs    ASSUMED BY PUCHASER
Arlington Tower    Allied Universal    Security    ASSUMED BY PUCHASER
Arlington Tower    ARAMARK    Coffee machine in 3 amenity area. Purchase coffee products    TERMINATE
Arlington Tower    Lane    Tenant Experience App    ASSUMED BY PUCHASER
Arlington Tower    Angus AnyWhere    Building Management    ASSUMED BY PUCHASER Arlington Tower    Cogent Communication    Internet for Engineers, Mgmt Office, Gym, Cameras, Lobby    ASSUMED BY PUCHASER Arlington Tower    Cogent Communication    Internet for Space+ Suites    ASSUMED BY PUCHASER
Arlington Tower    Comcast Business    TV for Gym    ASSUMED BY PUCHASER
Arlington Tower    Comcast Business    TV for Café    ASSUMED BY PUCHASER
Arlington Tower    GTT    Internet for EMS System    ASSUMED BY PUCHASER
Arlington Tower    Fusion Connect    POTS Phones    ASSUMED BY PUCHASER
Arlington Tower    Vonage    VoIP Voice Lines    ASSUMED BY PUCHASER
Arlington Tower    Konica Financial    Copier in Mgmt Office    ASSUMED BY PUCHASER

Schedule 3 ‐ Contracts

	Property Arlington Tower	Vendor CloudCover	Type Music Streaming for Café Area	Action ASSUMED BY PUCHASER
	Courthouse Square	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
	Courthouse Square	American Pest Management	Pest Control	ASSUMED BY PUCHASER
	Courthouse Square	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
	Courthouse Square	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
	Courthouse Square	Angus AnyWhere	Building Management	ASSUMED BY PUCHASER
	Courthouse Square	Chesapeake Protection	Fire Protection / Sprinkler	ASSUMED BY PUCHASER
	Courthouse Square	Datawatch Systems LLC	Access Control	ASSUMED BY PUCHASER
	Courthouse Square	EMCOR Combustioneer Corp	Generator Maintenance	ASSUMED BY PUCHASER
	Courthouse Square	EMCOR Elevators	Elevators	ASSUMED BY PUCHASER
	Courthouse Square	Enel X	Energy Procurement & Advisory Services	TERMINATE
	Courthouse Square	Environmental Diagnostics	Environmental / Indoor Air Quality	ASSUMED BY PUCHASER
	Courthouse Square	City of Alexandria Parking	Parking	ASSUMED BY PUCHASER
	Courthouse Square	Total Quality Building Services	Janitorial	ASSUMED BY PUCHASER
	Courthouse Square	American Disposal Services	Trash/Recycling	TBD ON ASSUMPTION BY PUCHASER
	Courthouse Square	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
	Courthouse Square	WGL	Natural Gas	ASSUMED BY PUCHASER
	Courthouse Square	Comcast Business	Internet for Space+ Suite	ASSUMED BY PUCHASER
	Courthouse Square	Comcast Business	Internet for Mgmt	ASSUMED BY PUCHASER
	Courthouse Square	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
	Courthouse Square	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
	Fairgate	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
	Fairgate	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
	Fairgate	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
	Fairgate	Combustioneer	Generator Maintenance	ASSUMED BY PUCHASER
	Fairgate	American Disposal Services	Trash/Recycling	TBD ON ASSUMPTION BY PUCHASER
	Fairgate	Emcor ‐ Otis	Elevators	ASSUMED BY PUCHASER
	Fairgate	Environmental Diagnostics	Environmental / Indoor Air Quality	ASSUMED BY PUCHASER
	Fairgate	American Pest Management	Pest Control	ASSUMED BY PUCHASER
	Fairgate	Total Quality	Janitorial	ASSUMED BY PUCHASER
	Fairgate	Datawatch Inc.	Access Control	ASSUMED BY PUCHASER
	Fairgate	Brightview	Landscaping	ASSUMED BY PUCHASER
	Fairgate	Interior Plantscapes	interior plants	ASSUMED BY PUCHASER
	Fairgate	Enel X	Energy Procurement & Advisory Services	TERMINATE
	Fairgate	Enel X	Demand Response	ASSUMED BY PUCHASER
	Fairgate	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
	Fairgate	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
	Fairgate	Colonial	Intercom Management	ASSUMED BY PUCHASER
	Fairgate	3c	Credit Card Processing	ASSUMED BY PUCHASER
	Fairgate	Angus AnyWhere	Online Service Request Platform	ASSUMED BY PUCHASER
	Fairgate	Comcast Business	Internet for Engineers, Cameras	ASSUMED BY PUCHASER
	Fairgate	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
	Fairgate	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
	Silverline Center	Bravo Services	Janitorial	ASSUMED BY PUCHASER
	Silverline Center	Adcock Systems, LLC	Fire Protection	ASSUMED BY PUCHASER
	Silverline Center	Al's Towing	Towing	TERMINATE
	Silverline Center	American Pest Manage	Pest Control	ASSUMED BY PUCHASER
	Silverline Center	Backflow Technology	Plumbing	ASSUMED BY PUCHASER
	Silverline Center	Glanz/ Corner Media Advertising	Advertising Display	TBD ON ASSUMPTION BY PUCHASER
	Silverline Center	Nalco Water Treatment	Water Treatment	ASSUMED BY PUCHASER
	Silverline Center	BrightView	Landscaping	ASSUMED BY PUCHASER
	Silverline Center	BrightView	Snow Removal	ASSUMED BY PUCHASER
	Silverline Center	Angus AnyWhere	Miscellaneous	ASSUMED BY PUCHASER
	Silverline Center	NAC/ Noyes Mechanical	Chiller Prev Maintenant	ASSUMED BY PUCHASER
	Silverline Center	Chesapeake Protection	Fire Protection	ASSUMED BY PUCHASER
	Silverline Center	EMCOR/Combustioneer Corp	Generator Maint	ASSUMED BY PUCHASER
	Silverline Center	Datawatch Systems LLC	Access Control	ASSUMED BY PUCHASER
	Silverline Center	Environmental Diagnostics	Environmental	ASSUMED BY PUCHASER
	Silverline Center	Hatch Data	Energy Intelligence Software	ASSUMED BY PUCHASER
	Silverline Center	Enel X	Demand Response	ASSUMED BY PUCHASER
	Silverline Center	Enel X	Energy Procurement & Advisory Services	TERMINATE
	Silverline Center	EMCOR/Warfield Sanford/ Schindler	Elevators / Escalators	ASSUMED BY PUCHASER
	Silverline Center	Flynn Archtectural	Floor Maint	ASSUMED BY PUCHASER
	Silverline Center	Focus	After HR service	TERMINATE
	Silverline Center	Heartline Fitness	Fitnees Maint	ASSUMED BY PUCHASER
	Silverline Center	Waste Management	Trash/Recycling	ASSUMED BY PUCHASER
	Silverline Center	LANE		ASSUMED BY PUCHASER
	Silverline Center	Capitol Concierge	Concierge	ASSUMED BY PUCHASER
	Silverline Center	SPPlus	RMS	ASSUMED BY PUCHASER
	Silverline Center	Bee Keeping / Love and Carrots	Bees	ASSUMED BY PUCHASER
	Silverline Center	SPPlus	Valet/ Labor	ASSUMED BY PUCHASER
	Silverline Center	AOBA/Constellation	Electricity	TERMINATE
	Silverline Center	One to One Fitness Access Agreement		ASSUMED BY PUCHASER
	Silverline Center	Cox Communications	Management Office, Public Wifi, Engineers office, cameras	ASSUMED BY PUCHASER
	Silverline Center	Cox Communications	Internet Conference Center	ASSUMED BY PUCHASER
	Silverline Center	Cox Communications	Internet Datawatch Door Access	ASSUMED BY PUCHASER
	Silverline Center	Cox Communications	TV for Lobby	ASSUMED BY PUCHASER
	Silverline Center	Fusion Connect	POTS Phones	ASSUMED BY PUCHASER
	Silverline Center	Vonage	VoIP Voice Lines	ASSUMED BY PUCHASER
	Silverline Center	Konica Financial	Copier in Mgmt Office	ASSUMED BY PUCHASER
	Silverline Center	VSGI	AV System Support for Conference Ctr	ASSUMED BY PUCHASER
ASSUMED BY PUCHASER
LLW	1775 Eye Street	Streetsense	Retail Renovation Professional Services Agreement	ASSUMED BY PUCHASER
LLW	1775 Eye Street	Turner Construction	Retail Renovation General Contractor Agreement	ASSUMED BY PUCHASER
LLW	1775 Eye Street	Partners Contracting	Spec Suite 410 General Contractor Agreement	ASSUMED BY PUCHASER

Schedule 3 ‐ Contracts

LLW	Property 1775 Eye Street	Vendor OTJ Architects	Type Action Spec Suite 410 Professional Services Agreement ASSUMED BY PUCHASER
LLW	1220 19th Street	MKDA Architects	7th Floor Spec Suites & Amenity Space Professional Services Agreement ASSUMED BY PUCHASER
LLW	1220 19th Street	HBW Construction	7th Floor Spec Suites General Contractor Agreement ASSUMED BY PUCHASER
LLW	1220 19th Street	HBW Construction	7th Floor Amenity Space General Contractors Agreement ASSUMED BY PUCHASER
LLW	1220 19th Street	Steven Winters Associates	Signed Proposal ‐ Fitwel Consulting (Professional Services) ASSUMED BY PUCHASER
LLW	1220 19th Street	Washington Workplaces	Purchase Agreement ‐ Furnishings for 7th Floor Spec Suites & Amenity SpaASSUMED BY PUCHASER
LLW	Courthouse Square	Spectrum Inc. General Contracting	NOVA General Contractor Agreement ASSUMED BY PUCHASER
LLW	Fairgate	Spectrum Inc. General Contracting	FDL General Contractor Agreement ASSUMED BY PUCHASER
LLW	Fairgate	Project 308 Design, PLLC	FDL Professional Services Agreement ASSUMED BY PUCHASER
LLW	Courthouse Square	Collective Architecture	Spec Suites & Amenity Space Professional Services Agreement ASSUMED BY PUCHASER
LLW	1901 Pennsylvania Ave	Excell Contractors	TriStar LL Work ASSUMED BY PUCHASER

DISCLOSURE SCHEDULE 4

SPECIFIC UNRELEASED CLAIMS; PROCEEDINGS; LEGAL REQUIREMENTS

Other Matters

1775 Eye

Policy Period	Date of Loss	Open/Closed	Description of Loss
08/31/2018 - 08/31/2019	3/11/2020	Open	Communicable Disease

Arlington Tower

Policy Period	Date of Loss	Open/Closed	Description of Loss	Covered By Insurance
08/31/2018 - 08/31/2019	8/21/2019	Open	Struck by Elevator	Yes

Fairgate

Policy Period	Date of Loss	Open/Closed	Description of Loss	Covered By Insurance
08/31/2019 - 08/31/2020	7/17/2020	Open	Slip & Fall	Yes

DISCLOSURE SCHEDULE 5

ENVIRONMENTAL REPORTS

[attached]

Schedule 5 - Environmental Reports

Property	Report	Provider	Date
515 King St	Phase I Environmental Site Assessment	HP Environmental	2/18/2020
Courthouse Square	Phase I Environmental Site Assessment	BlueRidge Environmental	9/6/2000
1901 Pennsylvania Ave	Phase I Environmental Site Assessment	HP Environmental	2/18/2020
	Comprehensive Site Assessment	Apex Environmental	8/31/1993
	Asbestos O&M Plan	HP Environmental	4/23/2020
	SPCC Plan		12/21/2011
1220 19th St	Phase I Environmental Site Assessment	Apex Environmental	10/30/1995
1600 Wilson Blvd	Phase I Environmental Site Assessment	Apex Environmental	9/11/1997
Silverline Center	Phase I Environmental Site Assessment	Apex Environmental	9/10/1997
	UST Integrity Test Results	HP Environmental	10/21/2019
	UST Integrity Test Results	HP Environmental	8/21/2019
2000 M St	Phase I Environmental Site Assessment	BlueRidge Environmental	10/17/2007
	Asbestos O&M Plan	Consolidated Engineering Services	4/1/1995
	SPCC Plan		12/21/2011
1140 Connecticut Ave	Phase I Environmental Site Assessment	Property Solutions	7/19/2000
	Phase I Environmental Site Assessment	Consolidated Engineering Services	6/30/1998
	Phase I Environmental Site Assessment	Apex Environmental	9/29/1989
	Asbestos O&M Plan	EFI Global	7/1/2008
Army Navy Club Building	Phase I Environmental Site Assessment	HP Environmental	2/27/2014
1775 Eye St	Phase I Environmental Site Assessment	HP Environmental	4/10/2014
Fairgate at Ballston	Phase I Environmental Site Assessment	HP Environmental	5/10/2012
Arlington Tower	Phase I Environmental Site Assessment	HP Environmental	12/28/2017

DISCLOSURE SCHEDULE 6

TITLE COMMITMENTS

	Property	Commitment Number	Effective Date

1	1600 Wilson Boulevard	Fidelity: DC2101044 Stewart: 21000150204VA1	Fidelity: April 30, 2021 Stewart: May 10, 2021
2	Silverline Center (7900 Westpark Drive)	Fidelity: DC2101047 Stewart: 21000150204VA2	Fidelity: February 25, 2021 Stewart: April 15, 2021
3	Arlington Tower (1300 North 17th Street)	Fidelity: DC2101046 Stewart: 21000150204VA3	April 30, 2021
4	515 King Street	Fidelity: DC2101042 Stewart: 21000150204VA4	May 10, 2021
5	Courthouse Square (510 and 526 King Street)	Fidelity: DC2101043 Stewart: 21000150204VA5	May 10, 2021
6	Fairgate at Ballston (1005 N Glebe Rd)	Fidelity: DC2101045 Stewart: 21000150204VA6	April 30, 2021
7	1901 Pennsylvania NW	Fidelity: DC2101036	May 4, 2021
8	1220 19th Street NW	Fidelity: DC2101037	May 4, 2021
9	2000 M Street NW	Fidelity: DC2101038	May 19, 2021
10	1140 Connecticut Avenue NW	Fidelity: DC2101039	May 6, 2021
11	The Army Navy Building (1627 Eye Street NW)	Fidelity: DC2101040	May 4, 2021
12	1775 Eye Street NW	Fidelity: DC2101041	May 6, 2021

DISCLOSURE SCHEDULE 7

SURVEYS

	Property	Survey Description
1	1600 Wilson Boulevard	ALTA/NSPS Land Title Survey dated June 1, 2021 by Edward E. Northrop for Titan USA Commercial Real Estate Services, LLC on behalf of American Surveying & Mapping, Inc. under Drawing No. 973
2	Silverline Center (7900 Westpark Drive)	ALTA/NSPS Land Title Survey dated June 7, 2021 by Jerome D. Brunner for Blew & Associates on behalf of American Surveying & Mapping, Inc. under Job No. 21-3509
3	Arlington Tower (1300 North 17th Street)	ALTA/NSPS Land Title Survey dated June 7, 2021 by Jerome D. Brunner for Blew & Associates on behalf of American Surveying & Mapping, Inc. under Job No. 21-3508
4	515 King Street
ALTA/NSPS Land Title Survey d ALTA/NSPS Land Title Survey dated June 1, 2021 by Edward E. Northrop for Titan USA Commercial Real Estate Services, LLC on behalf of American Surveying & Mapping, Inc. under Drawing No. 971

5	Courthouse Square (510 and 526 King Street)	ALTA/NSPS Land Title Survey dated June 1, 2021 by Edward E. Northrop for Titan USA Commercial Real Estate Services, LLC on behalf of American Surveying & Mapping, Inc. under Drawing No. 972
6	Fairgate at Ballston (1005 N Glebe Rd)	ALTA/NSPS Land Title Survey dated June 6, 2021 by Jerome D. Brunner for Blew & Associates on behalf of American Surveying & Mapping, Inc. under Job No. 21-3057
7	1901 Pennsylvania NW	ALTA/NSPS Land Title Survey dated (field date: May 24, 2021) by A. Husbands for AAH Consultants LLC on behalf of Commercial Due Diligence Services under Project No. 21-04-0397:009
8	1220 19th Street NW	ALTA/NSPS Land Title Survey dated (field date: May 24, 2021) by A. Husbands for AAH Consultants LLC on behalf of Commercial Due Diligence Services under Project No. xxxxxx
9	2000 M Street NW	ALTA/NSPS Land Title Survey dated (field date: May 24, 2021) by A. Husbands for AAH Consultants LLC on behalf of Commercial Due Diligence Services under Project No. xxxxxx
10	1140 Connecticut Avenue NW	ALTA/NSPS Land Title Survey dated by Bruce C. Landes of Bruce Landes Surveying on behalf of American Surveying & Mapping, Inc. under Job No. 25186
11	The Army Navy Building (1627 Eye Street NW)	ALTA/NSPS Land Title Survey dated May 13, 2021 by Bruce C. Landes of Bruce Landes Surveying on behalf of American Surveying & Mapping, Inc. under Job No. 25187
12	1775 Eye Street NW	ALTA/NSPS Land Title Survey dated May 13, 2021 by Bruce C. Landes of Bruce Landes Surveying on behalf of American Surveying & Mapping, Inc. under Job No. 25188

DISCLOSURE SCHEDULE 8

PURCHASER’S TITLE OBJECTIONS

Property:	Exception/Requirement:	Purchaser’s Objection / Seller’s Response:
2000 M Street, NW, Washington, D.C.
Requirement 19: Evidence satisfactory to the Title Company that Institutional Communications Company (or its successors) is no longer a tenant - tenancy disclosed by August 30, 1989 Deeds of Trust recorded as Instrument Nos. 045644 and 050508

Purchaser: Purchaser requests that Seller provide evidence satisfactory to the Title Company in order to satisfy this requirement.

Seller: Seller will attach a rent roll
/ list of leases to the Owner’s Affidavit, and confirm that there are no tenants other than those set forth on the rent roll / list of leases.

1005 N. Glebe Road, Alexandria, Virginia (Fairgate at Ballston)
•Exception 22: Declaration of Easements, Covenants, Restrictions and Agreements, by USF&G/Fidelity Ballston Associates Limited Partnership and Ballston Realty, Inc., relating to shared use of certain facilities and the establishment of easement, covenants, obligations and reservation between the parties thereto.

•Fire Code Violations: The PZR noted a previous fire code violation. Seller agrees to exercise commercially reasonable efforts in the ordinary course of its ownership of the Property to cure such violation (at no material cost to Seller); however, the failure to cure such violation shall not constitute a failure of a condition under the Purchase Agreement or a default thereunder.

Exception 22. Purchaser: The Title Company requires that Seller use commercially reasonable efforts to obtain an estoppel with respect to the underlying document for Exception 22; if the estoppel is not obtained by Closing, then Title Company requires that statements be added to the estoppel regarding any outstanding defaults or assessments due under his Exception.

Exception 22. Seller: Seller agrees to use commercially reasonable efforts to obtain an estoppel and, if no estoppel reasonably acceptable to the Title Company is received, will add statements to its owner’s affidavit as to any outstanding defaults or assessments due under the Exception.
1300 N. 17th Street, Arlington, Virginia
•Requirement 9:
•Second Amended and Restated Fee and Leasehold Credit Line Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing from 1300 N. 17th Street, L.P., a Delaware limited partnership, to Joshua E. Slan, Esq., as Trustee, for the benefit of Wells Fargo Bank, National Association, as Administrative Agent for the benefit of the Lenders, dated June 19, 2015 and recorded June 23, 2015 as Instrument No. 20150100013495, securing the maximum aggregate amount of $141,500,000.00; as assigned to WashREIT Virginia Lender LLC, a Delaware limited liability company by Assignment of Deed of Trust dated January 18, 2018 and recorded January 22, 2018 as Instrument No. 20180100001123; and as affected by Special Warranty Deed and Assignment and Assumption of Ground Lease, Notes and Deed of Trust by and between 1300 N. 17th Street, L.P., a Delaware limited partnership, a Grantor, and WashREIT Arlington Tower LLC, a Delaware limited liability company, dated June 18, 2018 and recorded June 22, 2018 as Instrument No. 20180100001124, which amends and restates the following:
•Amended and Restated Fee and Leasehold Credit Line Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing from 1300
N. 17th Street, L.P., a Delaware limited partnership, to Joshua E. Slan, Esq., as Trustee, for the benefit of Wells Fargo Bank, National Association, as Administrative

•Requirement 9. Purchaser: Purchaser requests that Seller provide evidence satisfactory to the Title Company indicating that such encumbrances have been duly released of record.
•Requirement 9. Seller: Seller will cause a certificate of satisfaction to be recorded at Closing, to the extent the debt is not assumed by Purchaser in connection with its acquisition loan.

•Exception 13. Purchaser: Purchaser requests that Seller include a statement of no known covenant violations in Seller’s owner’s affidavit.
•Exception 13. Seller: Seller will include such a statement in its owner’s affidavit.
•Exception 20. Purchaser: Purchaser requests that Seller use commercially reasonable efforts to obtain an estoppel with respect to the underlying

Agent for the benefit of the Lenders, dated May 5, 2011 and recorded May 5, 2011 in Deed Book 4458 at page 1171, securing the maximum aggregate amount of
$130,000,000.00; as affected by Modification Agreement (Secured Swap Contract) dated July 19, 2011 and recorded September 20, 2011 in Deed Book 4487 at page 2696, which amends and restates the following:
o Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Financing Statement from VA-1300 North Seventeenth, L.L.C., a Delaware limited liability company, to Alexander Title Agency, Incorporated, a Virginia corporation, as Trustee, for the benefit of Teachers Insurance and Annuity Association of America, dated December 15, 2005 and recorded January 4, 2006 in Deed Book 3939 at page 150, securing the maximum aggregate amount of
$100,000,000.00; as affected by Assignment and Assumption Agreement dated April 10, 2007 and recorded April 20, 2007 in Deed Book 4089 at page 2462; as assigned to Wells Fargo Bank, N.A., a national banking association by Absolute Assignment of Note and Deed of Trust and Termination of Assignment of Leases and Rents dated May 5, 2011 and recorded May 5, 2011 in Deed Book 4458 at page 1163; and as affected by Deed of Appointment of Substitute Trustee dated May 5, 2011 and recorded May 5, 2011 in Deed Book 4458 at page 1168, wherein Joshua E. Slan, Esq., as substitute trustee, in place and stead of original trustees named therein
•Exception 13: Agreement, between Whitwell T. Beatson, and Stuart C. Beatson, Georg Hyman Construction Co., and 1300 N. 17th Street Association relating to certain construction and easements in connection therewith.
•Exception 20: Easement Agreement, between 1300 N. 17th Street, L.P. and 1616 North Fort Myer Drive Property LLC, relating to, among other things, the grant of certain easements to document for Exception 20; if the estoppel is not obtained by Closing, then Title Company requires that statements be added to the estoppel regarding any outstanding defaults or assessments due under his Exception.
•Exception 20. Seller: Seller agrees to use commercially reasonable efforts to obtain an estoppel and, if no estoppel    reasonably acceptable to the Title Company is received, will add statements to its owner’s affidavit as to any outstanding defaults or assessments due under the Exception.

facilitate the repair, maintenance, and replacement of the expansion joint described therein.
•Fire Code Violations: The PZR noted one fire code violation whereby a failed sprinkler test occurred on April 5, 2021. Seller agrees to exercise commercially reasonable efforts in the ordinary course of its ownership of the Property to cure such violation (at no material cost to Seller); however, the failure to cure such violation shall not constitute a failure of a condition under the Purchase Agreement or a default thereunder.

1627 I Street NW, Washington, D.C. (Army Navy)
•Requirement 18: Deed dated August 8, 1983 and recorded August 8, 1983 as Instrument No. 24591; as affected by First Amendment to Deed dated February 1, 1984 and recorded February 28, 1984 as Instrument No. 6926; as affected by Assignment and Assumption dated April 10,2007 and recorded April 18, 2007 as Instrument No. 2007052712; as affected by Assignment and Assumption dated March 26, 2014 and recorded April 11, 2014 as Instrument No. 2014032531.

Purchaser: Purchaser requests that Seller provide evidence satisfactory to Title Company that the right of first offer in favor of The Army Navy Club has been waived, and otherwise confirm to the reasonable satisfaction of the Title Company that there are no defaults or outstanding assessments under the Deed, and deliver an Assignment and Assumption of the document at Closing.

Seller: Seller agrees to obtain from The Army Navy Club written confirmation of the waiver of the ROFO and to otherwise confirm, to the reasonable satisfaction of the Title Company, that there are no defaults or outstanding assessments under the Deed.

1901 Pennsylvania Avenue, N.W, Washington, D.C.
Fire Code Violations: Fire code violations with respect to out of date extinguisher tags and deficient ceiling tiles noted. Seller agrees to exercise commercially reasonable efforts in the ordinary course of its ownership of the Property to cure such violations (at no material cost to Seller); however, the failure to cure such violations shall not constitute a failure of a condition under the Purchase Agreement or a default thereunder.

1600 Wilson Road, Arlington, Virginia
Fire Code Violations: The PZR noted one fire code violation whereby a failed sprinkler test occurred on May 3, 2021. Seller agrees to exercise commercially reasonable efforts in the ordinary course of its ownership of the Property to cure such violation (at no material cost to Seller); however, the failure to cure such violation shall not constitute a failure of a condition under the Purchase Agreement or a default thereunder.

Courthouse Square Alexandria (510 and 526 King Street)
•Certain Violations: The PZR notes the following violations.
•A fire marshal complaint, dated as of February 12, 2020, was noted as “fail”.
•Fire Code Re-testing, dated as of May 21, 2020, was noted as “In Progress”
•With respect to 526 King Street, Unit 4G-1, as of July 8, 2019, zoning enforcement was noted as “In Progress”.
Seller agrees to exercise commercially reasonable efforts in the ordinary course of its ownership of the Property to cure such violations (at no material cost to Seller); however, the failure to cure such violations shall not constitute a failure of a condition under the Purchase Agreement or a default thereunder.

7900 Westpark Drive, Tysons (Silverline Center)
Open Permits and Tests: There are handwritten indications in the PZR noting open permits and tests. Seller agrees to exercise commercially reasonable efforts in the ordinary course of its ownership of the Property to cure such matters (at no material cost to Seller); however, the failure to cure such matters shall not constitute a failure of a condition under the Purchase Agreement or a default thereunder.

DISCLOSURE SCHEDULE 9

PERSONAL PROPERTY

[attached]

Schedule 9 ‐ Personal Property

Property Description
515 King St    12ft Fiberglass Step Ladder
515 King St    4ft Fiberglass Step Ladder
515 King St    Ladder 6'
515 King St    Key Machine
515 King St    Tools
515 King St    6 in 1 lug wrench
515 King St    Tools and Tool Chest
515 King St    Leaf Blower
515 King St    Tools
515 King St    1‐Way Screwdriver
515 King St    Tools to clean chillers
515 King St    Auger
515 King St    Wet Vac Sump Pump
515 King St    Drill & Drive Set
515 King St    Wet Dry Vac
515 King St    Chopper scraper
515 King St    Deck Scrub Brush 12" Wood
515 King St    Jump Starter/Booster
515 King St    Snow blower Dual trigger, gas
515 King St    Snow Blower, Auger Gas
515 King St    Angle Grinder
515 King St    Hand Truck Squeegee Bucket
515 King St    4 22in LED monitors
515 King St    Conference Phone
515 King St    Handheld Blower
515 King St    Office Furniture
515 King St    Vacuum breaker kit
515 King St    Socket set
515 King St    Electrostatic Sprayer
515 King St    1 Palo Alto 220 Firewall
515 King St    2 Juniper Network Switch
515 King St    3 Aruba IAP Wifi Access Points
515 King St    1 ExaqVision NVR
515 King St    16 Analog Cameras
515 King St    1 HP LaserJet Printer
515 King St    1 HP Desktop PCs
515 King St    4 Polycom VVX500 VoIP Phone
515 King St    3 PCoIP VDI Terminal
515 King St    4 Keyboard/Mouse Combo 1140 Connecticut    Carpet Blower
1140 Connecticut    Wrench Set 1140 Connecticut    Socket Set 1140 Connecticut    Hammer Drill 1140 Connecticut    Hex set
1140 Connecticut    Torx Key
1140 Connecticut    Screwdriver Set 1140 Connecticut    Hose cart
1140 Connecticut    Hose

Schedule 9 ‐ Personal Property

Property Description
1140 Connecticut    2 Inch Fire hose
1140 Connecticut    15 in 1 Multi bit screwdriver 1140 Connecticut    Lineman Pliers
1140 Connecticut    Wire strippers 1140 Connecticut    Snips
1140 Connecticut    Insulated screwdriver set
1140 Connecticut    Power washer (potentially needs replaced) 1140 Connecticut    Power Brush
1140 Connecticut    Snow blower 1140 Connecticut    Thermometer
1140 Connecticut    Penlight and nut driver 1140 Connecticut    Level
1140 Connecticut    Tool cart 1140 Connecticut    Dolly
1140 Connecticut    4‐wheel dolly 1140 Connecticut    Drill
1140 Connecticut    Impact gun 1140 Connecticut    Sawzall 1140 Connecticut    Circular saw 1140 Connecticut    Ramset
1140 Connecticut    Chanel locks 1140 Connecticut    Shop Vac 1140 Connecticut    Pry Bar
1140 Connecticut    Caulk Gun 1140 Connecticut    Grease gun 1140 Connecticut    Vice grips
1140 Connecticut    Mason Wrench 1140 Connecticut    Drill bit set 1140 Connecticut    Multimeter
1140 Connecticut    Allen wrench Set 1140 Connecticut    Files
1140 Connecticut    Temperature gun 1140 Connecticut    Hammer
1140 Connecticut    Good way Machine 1140 Connecticut    Spud wrench (toilet) 1140 Connecticut    Spud wrench (urinal) 1140 Connecticut    Zurn Toilet wrench 1140 Connecticut    Sheet metal sheers 1140 Connecticut    Milwaukee snake 1140 Connecticut    Ladders
1140 Connecticut    Hacksaw
1140 Connecticut    Window scrapers 1140 Connecticut    Rubber mallet 1140 Connecticut    Bolt Cutters
1140 Connecticut    Skill saw
1140 Connecticut    Bench grinder 1140 Connecticut    Key Cutter
1140 Connecticut    Electrostatic sprayer

Schedule 9 ‐ Personal Property

Property Description

1140 Connecticut    Palo Alto 220 Firewall 1140 Connecticut    Network Switch
1140 Connecticut    Aruba IAP Wifi Access Points 1140 Connecticut    ExaqVision NVR
1140 Connecticut    Cameras
1140 Connecticut    HP LaserJet Printer 1140 Connecticut    HP Desktop PCs 1140 Connecticut    Polycom VVX500 1140 Connecticut    22 inch monitors 1140 Connecticut    PCoIP VDI Terminals
1140 Connecticut    keyboard mouse combo 1220 19th    Pressure Washer
1220 19th    Water Meter
1220 19th    Caulking Gun
1220 19th    Kinetic Water Ram
1220 19th    Wire Stripper
1220 19th    Master Drill Bit Set
1220 19th    Nutdriver Bit Set
1220 19th    Hammer
1220 19th    Heat Gun and Hack Saw
1220 19th    Key Cutting Machine
1220 19th    Carpet Fan
1220 19th    Wet/Dry Vac
1220 19th    Snow Shovel
1220 19th    Snow blower
1220 19th    AC Voltage Detector
1220 19th    Infrared Thermometer
1220 19th    Drop head Auger
1220 19th    6‐way Screwdriver
1220 19th    Lineman plier 9"
1220 19th    Gauge & hose set
1220 19th    Ratcheting T‐Handle 31 pcs
1220 19th    Snake Kit
1220 19th    Umbrella Stand
1220 19th    Cordless blower
1220 19th    Cordless Combo Kit 20v
1220 19th    Cordless Angle Grinder Kit
1220 19th    Socket Wrench Set
1220 19th    ladders
1220 19th    Little Giant Ladder
1220 19th    Handheld Snake
1220 19th    Snow Power Brush
1220 19th    Hand Truck
1220 19th    Key Cutting Machine
1220 19th    Carpet Fan
1220 19th    Large Bin on Wheels
1220 19th    Large Cart
1220 19th    Bench Grinder

Schedule 9 ‐ Personal Property

Property Description
1220 19th    Prevision Screw Set
1220 19th    Security Bill Set
1220 19th    Electrostatic Sprayer
1220 19th    electric car charging stations
1220 19th    22 inch Monitors
1220 19th    keyboard mouse combo
1220 19th    Palo Alto 220 Firewall
1220 19th    Juniper Network Switch
1220 19th    Aruba IAP Wifi Access Points
1220 19th    Verkada Cameras
1220 19th    LaserJet Printer
1220 19th    HP Desktop PCs
1220 19th    Polycom VVX500 VoIP Phone
1220 19th    Lobby Art Work
1220 19th    Security Desk & Chair
1220 19th    Engineer Desk & Chair
1220 19th    Bike Racks
1220 19th    Courtyard Tables
1220 19th    Courtyard Chairs
1600 Wilson    Carpet Fan
1600 Wilson    36" Walk behind sweepers (3)
1600 Wilson    Hammer drill & bits
1600 Wilson    Miscellaneous Engineering Tools
1600 Wilson    Small tools
1600 Wilson    Snow Shovels
1600 Wilson    Engineer Monitors
1600 Wilson    Upright Vacuum
1600 Wilson    Reversible Bit Screw Driver Set (2)
1600 Wilson    Metric Socket Set
1600 Wilson    Drill Bit for Glass and Ceramic
1600 Wilson    Non Magnetic Nutdriver Set 7 pcs 1600 Wilson    Non Magnetic Hex Nutdriver Set 3"
1600 Wilson    Metric Double Open‐End Wrench Set 8 pcs 1600 Wilson    Fiberglass Step Ladder 8'
1600 Wilson    Fiberglass Step Ladder 10'
1600 Wilson    Cordless Drill/Driver
1600 Wilson    Multi‐function Ladder 8'
1600 Wilson    Fiberglass Step Ladder 5'
1600 Wilson    Fiberglass Step Ladder 10'
1600 Wilson    Straight‐Blade 3 Blade Duplex Receptacle (3) 1600 Wilson    Fiberglass Platform Step Ladder 4'
1600 Wilson    Plier Note Wire Stripper
1600 Wilson    Compact Scissors & Wire Stripper
1600 Wilson    Wet/Dry Vacuum
1600 Wilson    Spreader
1600 Wilson    Fiberglass Step Stand
1600 Wilson    Step ladder 4 ft
1600 Wilson    Tool Tote, Collapsible (2)

Schedule 9 ‐ Personal Property

Property Description
1600 Wilson    Hand‐held Psychrometer (2)
1600 Wilson    High voltage insulated screwdriver (2) 1600 Wilson    5‐piece set Nutdriver
1600 Wilson    8‐piece set Square‐recess Insert Bit 1600 Wilson    Gripping Retriever 40" reach
1600 Wilson    Adjustable Wrench 6"
1600 Wilson    Adjustable Wrench 8"
1600 Wilson    Reversible Bit Screw Driver Set (3)
1600 Wilson    Wire gripping & cutting square Nose Pliers 1600 Wilson    Plier Nose Wire Stripper
1600 Wilson    Black adjustable Wrench
1600 Wilson    Long run Aluminum Penlight
1600 Wilson    Digital Clamp Meter 400A, 600V
1600 Wilson    Screwdriver 10"
1600 Wilson    Hacksaw frame tension 12"
1600 Wilson    Hacksaw blade 12"
1600 Wilson    Ball end Hex Key set
1600 Wilson    Tool tope collapsible open top 10"
1600 Wilson    Wire Stripper 20 to 10 6‐1/8"
1600 Wilson    Hand file set
1600 Wilson    Standard head Long Nose Pliers without side cut 1600 Wilson    Premium plastic handle Screwdriver 1/8" tip 1600 Wilson    Premium plastic handle Screwdriver #1 tip
1600 Wilson    Voltage Detector, screwdriver style (2) 1600 Wilson    Wood soil moisture meter 9V
1600 Wilson    CPU Cord Splitter VGA‐M (2)
1600 Wilson    CPU Cord Splitter DVI‐M
1600 Wilson    Flat jaw tongue‐and‐grove Pliers
1600 Wilson    Plastic handle reversible Bi Screwdriver Set 1600 Wilson    Light duty steel platform hand truck
1600 Wilson    Telescopic extension pole
1600 Wilson    General purpose Tap starting (Taper) 6.32 (4)
1600 Wilson    General purpose Tap starting (Taper) 8.32 (4)
1600 Wilson    Long life high speed steel jobber Drill Bit wire gauge 36 2 1/2 (2) 1600 Wilson    Long life high speed steel jobber Drill Bit wire gauge 29 2 7/8 (2) 1600 Wilson    Handheld blower (2)
1600 Wilson    Portable hose cart steel 17"
1600 Wilson    Plier‐nose wire stripper
1600 Wilson    All in one Screw Extractor 4 pc set
1600 Wilson    Caulk Gun with skeleton frame
1600 Wilson    Adjustable‐floor Garden Nose Nozzle with guard (2) 1600 Wilson    Wrench basin
1600 Wilson    HVAC aviation snip set 3 pcs
1600 Wilson    ViewSonic LED monitor 24" (2)
1600 Wilson    Super Wrench
1600 Wilson    Adjustable battery Load Tester
1600 Wilson    Filing Plane 12‐1/2"Lx1‐5/8"W with 2 Flat Blades 1600 Wilson    Hammer

Schedule 9 ‐ Personal Property

Property Description

1600 Wilson    Multi Bit Screwdriver 11"x7‐1/2"
1600 Wilson    Cord reel general/commercial (2)
1600 Wilson    Drill gage fractional 1/16' to1/2"
1600 Wilson    Tool bag 22 pocket (2)
1600 Wilson    Industrial headlamp
1600 Wilson    Standard head long‐nose pliers with side cutter (2) 1600 Wilson    Wire Cutter
1600 Wilson    Thread identifier set
1600 Wilson    Extractor and Drill Bit set (3)
1600 Wilson    5 General purpose Angle Grinder Wheel, for Steel 1600 Wilson    5 Each Angle Grinder Wheel‐use on non‐metals 1600 Wilson    PVC Cutter 1/8"‐5/8"
1600 Wilson    Strap Wrench 5‐1/4"
1600 Wilson    Wire Stripper, 18 to 10 AWG, 7‐1/8"
1600 Wilson    Black Rubber Hammer, hardwood handle
1600 Wilson    Heat‐Resistant Cobalt steel Jobbers' Drill set 21 pcs 1600 Wilson    Long‐life cobalt jobbers drill set 21 pcs
1600 Wilson    Floor and carpet sweeper
1600 Wilson    Multi‐diameter step drill bit
1600 Wilson    DeWalt Electric Circular Saw
1600 Wilson    Saw blade for wood circular
1600 Wilson    Tape measure
1600 Wilson    Padlocks
1600 Wilson    Grease gun
1600 Wilson    Thermometer
1600 Wilson    Reciprocating saw, and pruner
1600 Wilson    Allen wrenches
1600 Wilson    pumps and hoses
1600 Wilson    screwdriver and leveler
1600 Wilson    Wrenches
1600 Wilson    Nutdriver
1600 Wilson    screwdrivers
1600 Wilson    Driver bits
1600 Wilson    Tool Bags
1600 Wilson    Putty Knife
1600 Wilson    Bolt and chain cutter
1600 Wilson    Wrenches
1600 Wilson    Strap Wrench
1600 Wilson    Label maker
1600 Wilson    Mailboxes for monthly parkers
1600 Wilson    Key holder
1600 Wilson    Screwdriver and penlight
1600 Wilson    Step ladder and V belt
1600 Wilson    Portable Air Compressor
1600 Wilson    2ft step ladder
1600 Wilson    metric wrench set
1600 Wilson    Electrostatic Sprayer
1600 Wilson    Fitness Center Equipment

Schedule 9 ‐ Personal Property

Property Description

1600 Wilson    Management Office ‐ Misc Furniture 1600 Wilson    Suite 400 ‐ Furnished
1600 Wilson    1 Palo Alto 220 Firewall
1600 Wilson    3 Juniper Network Switch
1600 Wilson    2 Aruba IAP Wifi Access Points
1600 Wilson    19 Verkada IP Cameras
1600 Wilson    1 HP LaserJet Printer
1600 Wilson    1 HP Desktop PCs
1600 Wilson    6 Polycom VVX500 VoIP Phones
1600 Wilson    2 PCoIP VDI terminal
1600 Wilson    3 keyboard mouse combo
1600 Wilson    3 22inch monitors
Army Navy    Bike Rack
Army Navy    Mounted Bike Rack
Army Navy    Fix It Station
Army Navy    Lockout station
Army Navy    Cordless reciprocating saw
Army Navy    Multi‐bit screwdriver 11‐in‐1 (2)
Army Navy    Magnetic nut driver 1/2in
Army Navy    Pivot adapter set 11pcs
Army Navy    Hole saw kit 8pcs
Army Navy    Impact socket set 1/2in 9pcs
Army Navy    Cordless impact wrench
Army Navy    Cordless RA drill/driver 18v
Army Navy    Magnetic nut driver 1/4 hex 4pcs
Army Navy    Double eye wash station
Army Navy    Tire Inflator
Army Navy    Gas Pressure Washer
Army Navy    Computers + Monitors
Army Navy    Voltage Tester
Army Navy    Utility Cart Steel Hook
Army Navy    Wrench 10' Pipe
Army Navy    Fuel 6 Tool Combo Kit
Army Navy    Hose 25 ft
Army Navy    Long nose pliers 8"
Army Navy    Diagonal cutter 6 1/4"
Army Navy    Ball end hex key set L‐shaped
Army Navy    Adjustable wrench set 3 pcs
Army Navy    Screwdriver set 7 pcs
Army Navy    Wire stripper/cutter 6"
Army Navy    Plier, tongue/groove 12"
Army Navy    IR thermometer
Army Navy    Electrical combo kit
Army Navy    Soft sided tool bag
Army Navy    Ice Chopper/scrapper
Army Navy    Desk
Army Navy    Desk Chair
Army Navy    Snow shovel 13"w14.5"h

Schedule 9 ‐ Personal Property

Property Description

Army Navy    Snow pusher 22 1/4"
Army Navy    Tools/test leads 48"
Army Navy    IR Extender TV
Army Navy    Bar Carts
Army Navy    Ladder for Plants
Army Navy    Snow Sweeper
Army Navy    AV Adapters for Conf
Army Navy    Supply Cart
Army Navy    T‐Frame Sign Holders
Army Navy    Mounting Kit
Army Navy    Full Body Harness
Army Navy    Steel Grips
Army Navy    Pulley Puller
Army Navy    High Capacity Hand Truck
Army Navy    Recoil Starter
Army Navy    Work boots for garage pressure
Army Navy    Shop Vac
Army Navy    Electrostatic Sprayer
Army Navy    Keurig for Maintenance Office
Army Navy    electric car charging stations
Army Navy    Lobby
Army Navy    Leather Chair
Army Navy    Coffee Table
Army Navy    Roof top
Army Navy    Flagship Amenity Space
Army Navy    Palo Alto 220 Firewall
Army Navy    Network Switch
Army Navy    Aruba IAP Wifi Access Points
Army Navy    Datawatch IP Cameras
Army Navy    HP LaserJet Printer
Army Navy    HP Desktop PCs
Army Navy    Polycom VVX500
Army Navy    TVs
Army Navy    AMX AV System
Army Navy    22inch Monitor
Army Navy    keyboard mouse combo
1775 Eye    Bike Rack
1775 Eye    Bike Fix It Station
1775 Eye    Computer Equipment/Hardware
1775 Eye    Lockout Station
1775 Eye    Electrical Combo Kit
1775 Eye    Hacksaw, High Tension Pro 12"
1775 Eye    Long Nose Pliers 8"
1775 Eye    Tool Bag 29 pocket
1775 Eye    IR Thermometer
1775 Eye    Screwdriver Set Combo 7pcs
1775 Eye    Aviation Snip 9 3/4" straight
1775 Eye    Claw Hammer

Schedule 9 ‐ Personal Property

Property Description

1775 Eye    Hex Key Set 1/4"
1775 Eye    Diagonal Cutter 8"
1775 Eye    Adjustable Wrench Set 3pcs
1775 Eye    Socket Set 23 pcs
1775 Eye    Plier, Tongue/Groove 61/2"
1775 Eye    Plier, Tongue/Groove 12"
1775 Eye    Plier, Tongue/Groove 10"
1775 Eye    Wire Stripper/Cutter 6"
1775 Eye    Closet Auger 6"
1775 Eye    Wet/Dry Vac 10gal
1775 Eye    VDI terminal
1775 Eye    Ridgid 24' pipe wrench
1775 Eye    3/8 hole saw bit
1775 Eye    Torch kit
1775 Eye    Moisture Meter
1775 Eye    Carpet Blower
1775 Eye    Snowblowers
1775 Eye    Snow Shovels
1775 Eye    Snow Chopper/Scrapper
1775 Eye    Broadcast Spreader
1775 Eye    Touchsource Directory
1775 Eye    Utility Cart
1775 Eye    Hose Compressor
1775 Eye    Wire brush
1775 Eye    Hammer drill bit
1775 Eye    Screwdriver set
1775 Eye    Impact Ready Driver Kit 34 pc
1775 Eye    Socket wrench set 64pc
1775 Eye    Jaw puller
1775 Eye    Electronic Outreader
1775 Eye    Floor Squeegee
1775 Eye    Color Printer
1775 Eye    Vacuum
1775 Eye    Flashlight
1775 Eye    Handheld Sprayer
1775 Eye    Sleeping Cot
1775 Eye    Cordless Combination Kit
1775 Eye    Sign Holders
1775 Eye    Snow Sweeper
1775 Eye    Laser Level
1775 Eye    Neumatic Nail Gun
1775 Eye    Voltage Detector + Case
1775 Eye    Coupling Kit
1775 Eye    Ladder
1775 Eye    Desk Fan
1775 Eye    1/4" + 3/16" Toggles
1775 Eye    Grinding Wheels and Stones
1775 Eye    Pipe Cutters

Schedule 9 ‐ Personal Property

Property Description

1775 Eye    Toggle Bolt
1775 Eye    Stud Finder
1775 Eye    Knee Pads
1775 Eye    Laptop Docking Station
1775 Eye    High Capacity Hand Truck
1775 Eye    Cordless Drill/Driver
1775 Eye    20V Brushless Hammer Drill
1775 Eye    Adjustable desk
1775 Eye    Motor Jack
1775 Eye    Electrostatic Sprayer
1775 Eye    Fluke Infrared Scanner
1775 Eye    Flow Hood
1775 Eye    electric car charging stations
1775 Eye    Lobby
1775 Eye    Leather Chair
1775 Eye    Coffee Table
1775 Eye    Fitness Center
1775 Eye    Wellness Room
1775 Eye    Palo Alto 220 Firewall
1775 Eye    Network Switch
1775 Eye    Aruba IAP Wifi Access Points
1775 Eye    Verkada Cameras
1775 Eye    HP LaserJet Printer
1775 Eye    HP Desktop PCs
1775 Eye    Polycom VVX500
1775 Eye    PCoIP VDI Terminal
1775 Eye    22 inch Monitor
1775 Eye    keyboard mouse combo 1901 Pennsylvania    Ladders
1901 Pennsylvania    Fire Proof Cabinet 1901 Pennsylvania    Infrared Camera 1901 Pennsylvania    Cordless Drill 1901 Pennsylvania    Wet Vac
1901 Pennsylvania    One Ton Chain Hoist 1901 Pennsylvania    Tool Bags
1901 Pennsylvania    Temp Chart Recorder 1901 Pennsylvania    Multiplexer
1901 Pennsylvania    Drill
1901 Pennsylvania    Carpet Fan/Dehumidifier 1901 Pennsylvania    Contractors Vac
1901 Pennsylvania    Variable Bit 1901 Pennsylvania    Lead free solder
1901 Pennsylvania    Pneumatic spreader 1901 Pennsylvania    Air mattress
1901 Pennsylvania    Lobby Mats 1901 Pennsylvania    Singage Holders
1901 Pennsylvania    Evacuation Chair 1901 Pennsylvania    Pressure Washer

Schedule 9 ‐ Personal Property

Property Description

1901 Pennsylvania    Electrostatic Sprayer 1901 Pennsylvania    Snow Blower
1901 Pennsylvania    Conference Room Furniture 1901 Pennsylvania    Palo Alto 220 Firewall
1901 Pennsylvania    Juniper Network Switch 1901 Pennsylvania    Aruba IAP Wifi Access Points 1901 Pennsylvania    Datawatch IP Cameras
1901 Pennsylvania    HP LaserJet Printer 1901 Pennsylvania    HP Desktop PCs
1901 Pennsylvania    Polycom VVX500 Phone 1901 Pennsylvania    keyboard mouse combo 1901 Pennsylvania    PCoIP VDI Terminal 2000 M    Ladder
2000 M    Wagon Truck
2000 M    Key Machine
2000 M    Snow Sweeper
2000 M    DeWalt blower
2000 M    Hand Cart
2000 M    Drill Extractor Set
2000 M    Saw Set
2000 M    HEPA Vac & Tool Kit
2000 M    Electricians Hole Saw Kit
2000 M    Blower Fan
2000 M    Snow Blower
2000 M    Exterior Units Vacuums
2000 M    Hand Truck
2000 M    Receptable tension tester
2000 M    Ridged 14 Inch Pipe Wrench
2000 M    Bernzomatic Propane Torch
2000 M    AC Manifold & Gauge Set
2000 M    Infrared Laser
2000 M    Scribe Probe Tool Set 4 Pieces
2000 M    Ridged 14 Inch Pipe Wrench
2000 M    Pressure Washer
2000 M    Drill Bits & Tubing Cutters
2000 M    Caulking Gun
2000 M    Adjustable wrenches
2000 M    Level/aerator
2000 M    File cabinets for plans
2000 M    Thermometer
2000 M    Leak Detector
2000 M    2 DeWalt drive Drill Unit
2000 M    Flashlight
2000 M    Multimeter
2000 M    Mini‐rooter xp drain cl
2000 M    inspection mirror
2000 M    voltage tester
2000 M    First Aid Kit

Schedule 9 ‐ Personal Property

Property Description

2000 M    Dewalt 12V Circular saw kit
2000 M    Blow hammer
2000 M    Grooved join plyers
2000 M    Lineman pliers
2000 M    Screwdriver Set
2000 M    Electrostatic Sprayer
2000 M    Bike Racks
2000 M    Bike Repair Station
2000 M    Lobby furniture ‐ chairs
2000 M    Lobby furniture ‐ coffee table
2000 M    Lobby furniture ‐ Guard Desk & Chair
2000 M    Easy Street Steel Sculpture 31 high
2000 M    Electric car charging stations
2000 M    Management Office Furniture
2000 M    LL Conference Center Furniture
2000 M    Fitness Center Equipment
2000 M    Palo Alto 220 Firewall
2000 M    Network Switch
2000 M    Aruba IAP Wifi Access Points
2000 M    Datawatch IP Cameras
2000 M    HP LaserJet Printer
2000 M    HP Desktop PCs
2000 M    Polycom VVX500
2000 M    TV
2000 M    Crestron AV System
2000 M    Video Conf System
2000 M    22 inch monitors
2000 M    keyboard mouse combos
Arlington Tower    Bar Carts
Arlington Tower    Coolers
Arlington Tower    Light Cubes
Arlington Tower    Wet Floor Signs
Arlington Tower    Utility Cart
Arlington Tower    Lobby Desk
Arlington Tower    Drill bits
Arlington Tower    UV Cable hand truck Arlington Tower    Utility Cart
Arlington Tower    Dolly
Arlington Tower    Industrial Hose
Arlington Tower    Harness Arlington Tower    Rolling Container
Arlington Tower    Electrostatic Sprayer Arlington Tower    Misc small tools
Arlington Tower    Management Office ‐ Misc Furniture Arlington Tower    Fitness Center Equipment
Arlington Tower    Space+ ‐ Misc Furniture Arlington Tower    Café ‐ Misc Furniture Arlington Tower    Roof top ‐ Misc Furniture

Schedule 9 ‐ Personal Property

Property Description

Arlington Tower    Suite 320 ‐ Misc Furniture Arlington Tower    Suite 710 ‐ Misc furniture Arlington Tower    Suite 860 ‐ Misc furniture Arlington Tower    electric car charging stations Arlington Tower    Hydro Brush (Sweeper) Arlington Tower    Snow Blowers
Arlington Tower    2 Palo Alto 220 Firewall Arlington Tower    8 Network Switch
Arlington Tower    24 Aruba IAP Wifi Access Points Arlington Tower    44 Datawatch IP Cameras Arlington Tower    1 HP LaserJet Printer
Arlington Tower    1 HP Desktop PCs Arlington Tower    1 Polycom VVX500 Arlington Tower    1 TVs
Arlington Tower    8 Airtame Wireless Display Unit Arlington Tower    8 Café Media Player Courthouse    Machinery & Tools
Courthouse    4‐Drawer File Cabinet
Courthouse    TOOLS & TOOL CHEST
Courthouse    Snow Blower
Courthouse    Wire Cutter
Courthouse    Snow Shovels (2)
Courthouse    Chopper/Scraper 39" handle
Courthouse    Plumbing Cart
Courthouse    Pressure Washer
Courthouse    Easels
Courthouse    Socket set
Courthouse    Tools
Courthouse    Electrostatic Sprayer
Courthouse    2 Palo Alto 220 Firewall
Courthouse    3 Network Switch
Courthouse    3 Aruba IAP Wifi Access Points
Courthouse    1 ExaqVision NVR
Courthouse    25 Cameras
Courthouse    1 HP Desktop PCs
Courthouse    1 Polycom VVX500 VoIP Phone
Courthouse    1 PCoIP Terminals
Courthouse    2 22inch monitors
Courthouse    1 keyboard mouse
Fairgate    A/C scale
Fairgate    vacuum pump
Fairgate    refrigeration gauges (3 sets)
Fairgate    key cutting machine
Fairgate    DeWalt reciprocating saw
Fairgate    DeWalt cordless multi tool kit
Fairgate    DeWalt portable air compressor
Fairgate    1arc flash apparel kit
Fairgate    sump pump

Schedule 9 ‐ Personal Property

Property Description

Fairgate    carpet fan
Fairgate    miscellaneous hand tools
Fairgate    tool box
Fairgate    3 pump up sprayer
Fairgate    refrigerator (ph office)
Fairgate    microwave (ph office)
Fairgate    2 flammable storage cabinets
Fairgate    4 ladders
Fairgate    K‐50 Snake and cable`
Fairgate    pressure washer
Fairgate    Saw Blades
Fairgate    extension cord
Fairgate    3 shovels
Fairgate    Snow blower
Fairgate    Portable Blower
Fairgate    Wire Connector & Hose
Fairgate    Nozzle for Power Washer
Fairgate    Upright Vacuum
Fairgate    4' Step Ladder
Fairgate    Drill & Drive Set
Fairgate    Spreader & Pusher
Fairgate    Digital psychometers, pocket (2)
Fairgate    Wet Dry Vac (2)
Fairgate    10 pc Hex shank set
Fairgate    22 pcs Square Drive Socket Set
Fairgate    Snow shovel alum D grip handle (2)
Fairgate    Snow shovel alum 18"W14.5"H (2)
Fairgate    Snow pusher 22 1/4" W steel (2)
Fairgate    Snow shovel alum D grip handle (2)
Fairgate    Snow shovel alum 18"W14.5"H (4)
Fairgate    Snow pusher 22 1/4" W steel (2)
Fairgate    Chopper/scraper 39:" handle (2)
Fairgate    Volt Detector
Fairgate    Storage Shelving (3)
Fairgate    Edge Trim with Metal Core Plastic
Fairgate    DeWalt Electric Angle Grinder
Fairgate    Ridged Heavy Duty Aluminum‐handle pipe wrench 10"
Fairgate    Ridged Heavy Duty Aluminum‐handle pipe wrench 18"
Fairgate    Ridged Heavy Duty Aluminum‐handle pipe wrench 24"
Fairgate    Milwaukee Cordless Tool/Wrench 1/2" sq drive
Fairgate    2 Hand Brush, for Steel, Wood Handle 5/8"x5"
Fairgate    2 Hand Brush, for Steel, Wood Handle 1‐5/8"x5"‐1/4"
Fairgate    4 Hand Brush, for Steel, Wood Handle 3/4"x5"‐3/8
Fairgate    Digital Clamp Meter
Fairgate    Jaw Puller
Fairgate    Multi‐bit Screwdriver
Fairgate    2 Trash Grabber
Fairgate    Utility Knife and bit set

Schedule 9 ‐ Personal Property

Property Description

Fairgate    Plow Handle
Fairgate    Bench
Fairgate    Tools
Fairgate    Keurig
Fairgate    Pipe Cutter
Fairgate    Engineering Tools
Fairgate    Wire Stripper
Fairgate    Drain Cleaning Machine
Fairgate    Voltage Detector
Fairgate    Electrostatic Sprayer
Fairgate    Management Office ‐ Misc furniture
Fairgate    Patio ‐ Misc furniture
Fairgate    1 Palo Alto 220 Firewall
Fairgate    2 Juniper Network Switch
Fairgate    1 Aruba IAP Wifi Access Points
Fairgate    2 Camera NVRs
Fairgate    21 Cameras
Fairgate    1 HP LaserJet Printer
Fairgate    1 HP Desktop PCs
Fairgate    1 Polycom VVX500
Fairgate    3 Monitors
Fairgate    2 Keyboard mouse combo
Fairgate    1 PCoIP VDI Terminal
Silverline    Golf Simulator
Silverline    Ladder, tools, etc.
Silverline    Propane Torch
Silverline    Ball Pein Hammer
Silverline    Wrench, Adjustable, 6 In.
Silverline    Nut Driver, 5/16 Inch
Silverline    Wrench, Adjustable, 6 In.
Silverline    T‐handle allens & HDrill bitts
Silverline    Circuit tracer/meg‐o‐meter.
Silverline    Clamp on Am Metter 1000 A Ac
Silverline    Voltage Detector , 5 to 1000 V AC
Silverline    Recovery Machine
Silverline    Pump Sump
Silverline    Key Duplicator
Silverline    Recycle Containers
Silverline    Artwork Marketing Center
Silverline    Engineer Monitor
Silverline    Combo Wrench (8)
Silverline    Brass Brush
Silverline    Bolt Cutter 24"
Silverline    Hex Keys (10)
Silverline    Wagon Truck
Silverline    Glass Artwork
Silverline    Artwork with lighting
Silverline    Small Wet Vacuum

Schedule 9 ‐ Personal Property

Property Description

Silverline    Hand Lamps (2)
Silverline    Exposition Receptacles
Silverline    Fiber Adapters for Switch
Silverline    Jobber drill set 60 pcs wire
Silverline    Battery pack 18V (2)
Silverline    Receptacle tester 120V
Silverline    Screw extractor set 6 pcs
Silverline    Hole Saw
Silverline    Waste receptacles
Silverline    Desktop Calc
Silverline    Portable Router
Silverline    Pedestal Signs
Silverline    Umbrella Bag Stands
Silverline    Umbrella Stands
Silverline    Snowblower
Silverline    Ladder
Silverline    Thermometer
Silverline    Screwdrivers/Tape Measure
Silverline    Dolly
Silverline    Snow Sweepers
Silverline    Snow Blower
Silverline    Sign Holders x8
Silverline    Picture Frames
Silverline    Picture Hangers
Silverline    Rope and Hooks
Silverline    Compressor/Vacs
Silverline    Hoist Lift
Silverline    Air Compressor
Silverline    Wrench Set
Silverline    Hammer Bit
Silverline    Hoses and Screwdrivers
Silverline    Metal Cigarette Urn
Silverline    Salt/Pepper Shaker Set
Silverline    Monitor Stand
Silverline    Hammer Drill Kit
Silverline    Engineering Tools
Silverline    Drill Bits
Silverline    Utility Cart
Silverline    Portable Band Saw
Silverline    Tools
Silverline    Outdoor Tool for Landscaping
Silverline    Inflate Work Cart Tires
Silverline    Power Washer
Silverline    Tools
Silverline    Screwdriver and Screws
Silverline    Hand Held Drill
Silverline    Hex Key Wrenches
Silverline    Utility Cart

Schedule 9 ‐ Personal Property

Property Description

Silverline    Drill Bit Extension
Silverline    Drill Bit set
Silverline    Utility Cart
Silverline    Bolt cutters
Silverline    12 Volt Drill Kit
Silverline    Drill
Silverline    Power Drill
Silverline    Electrostatic Sprayer
Silverline    12 building directory computers
Silverline    electric car charging stations
Silverline    Patio ‐ Misc Furniture
Silverline    Conference Center ‐ Misc Furniture
Silverline    Suite A460 Space+ ‐ Misc Furniture
Silverline    Suite T510 ‐ Misc Furniture
Silverline    T102 Management Office ‐ Misc Furniture
Silverline    1 Palo Alto 220 Firewall
Silverline    8 Network Switch
Silverline    12 Aruba IAP Wifi Access Points
Silverline    1 ExaqVision NVR
Silverline    41 Cameras
Silverline    1 HP LaserJet Printer
Silverline    1 HP Desktop PCs
Silverline    15 Polycom VOIP Phones
Silverline    26 Monitors
Silverline    14 Keyboard Mouse Combos
Silverline    5 TVs
Silverline    4 PCoIp VDI Terminals
Silverline    3 Video Display walls
Silverline    1 AV Control System
Silverline    2 Video Conferencing Systems

DISCLOSURE SCHEDULE 10

EMPLOYEE POSITIONS

[attached]

Schedule 10 – Employee Positions

NONE

DISCLOSURE SCHEDULE 11

LICENSES

Agreements constituting “Licenses” on Schedule B-II of each Title Commitment are hereby incorporated by reference into this Disclosure Schedule 11.

[attached]

Schedule 11 - Licenses

Property	Tenant Number	Tenant Name	LEX	SECD	Lease Document	Lease Document Date
01. 1901 Penn	33496	Sprint/Nextel/Clearwire DC52XC171-A	11/30/2024	NA	DC52XC171_Assignment to WashReit 1901 Penn_11.24.2015.pdf	11/24/2015
01. 1901 Penn	33496	Sprint/Nextel/Clearwire DC52XC171-A	11/30/2024	NA	DC52XC171_Site License Nextel and WREIT 2.23.1999.pdf	2/23/1999
01. 1901 Penn	33496	Sprint/Nextel/Clearwire DC52XC171-A	11/30/2024	NA	DC52XC171_Site License Nextel and WREIT First Amendment_2.1.2010.pdf	2/1/2010
01. 1901 Penn	33496	Sprint/Nextel/Clearwire DC52XC171-A	11/30/2024	NA	DC52XC171_Site License Nextel-CW and WREIT Second Amedment_6.24.20	6/24/2014
01. 1901 Penn	33496	Sprint/Nextel/Clearwire DC52XC171-A	11/30/2024	NA	Sprint Conduit Letter_Signed.pdf	5/14/2019
01. 1901 Penn	33496	Sprint/Nextel/Clearwire DC52XC171-A	11/30/2024	NA	Sprint Third Amendment to Site License_Fully Executed 3.21.19.pdf	3/21/2019
01. 1901 Penn	36846	Cogent Communications 2010	8/31/2022	NA	1901_Pennsylvania_Avenue_NW_Washington_DC-TLA.pdf	8/1/2012
01. 1901 Penn	41831	T-Mobile Northeast, LLC	5/3/2023	$4,500	License Agreement - tmobile 1901 Penn.pdf	5/4/2018
01. 1901 Penn	42014	CenturyLink Communications, LLC	2/14/2024	NA	CenturyLink Agreement 1901 FULLY EXECUTED.pdf	2/15/2019
01. 1901 Penn	41830	Comcast Cable Communciations, LLC	3/31/2023	NA	1901 Penn - License Agreement - Comcast.pdf	3/3/2018
02. 1220 19th	36845	Cogent Communications Inc 2150	8/31/2022	NA	Cogent Telecom Agreement_2012-2022.pdf	8/1/2012
02. 1220 19th	42020	Turning the Page	7/31/2021	$1,500	First Amendment to TLA 080219.pdf	8/2/2019
02. 1220 19th	42020	Turning the Page	7/31/2021	$1,500	Exhibit C 012919.pdf	1/29/2019
02. 1220 19th	42020	Turning the Page	7/31/2021	$1,500	Second Amendment to TLA (COVID-19) 020120.pdf	2/1/2020
02. 1220 19th	42020	Turning the Page	7/31/2021	$1,500	TLA 012919.pdf	1/29/2019
02. 1220 19th	42020	Turning the Page	7/31/2021	$1,500	Third Amendment to TLA 020121.pdf	2/1/2021
03. 2000 M	42361	Allied Telecom Group, LLC	8/4/2025	NA	2000 M Street Allied Telecom License Agreement DRAFT 4-28-20.docx	4/28/2020
03. 2000 M	42361	Allied Telecom Group, LLC	8/4/2025	NA	2000 M Street Allied Telecom License Agreement Fully Executed_8.4.20.pdf	8/4/2020
03. 2000 M	31365	Cogent/Allied Riser Communication	8/31/2025	NA	Cogent Communications Lease 11-1-2013.pdf	11/1/2013
03. 2000 M	31365	Cogent/Allied Riser Communication	8/31/2025	NA	Cogent One time Renewal and New Notice Address 5.3.18.pdf	5/3/2018
03. 2000 M	42232	FiberLight, LLC	12/9/2024	NA	2000 M Street FiberLight License Agreement _Fully Executed 12.10.19.pdf	12/10/2019
03. 2000 M	42232	FiberLight, LLC	12/9/2024	NA	2000 M Street FiberLight License Agreement _Final_11.21.19.pdf	11/21/2019
03. 2000 M	42232	FiberLight, LLC	12/9/2024	NA	2000 M Street FiberLight License Agreement _Final .pdf	NA
03. 2000 M	42232	FiberLight, LLC	12/9/2024	NA	Fiberlight 2000 M St.pdf	6/4/2010
03. 2000 M	41201	Starpower Communication, LLC	8/13/2023	NA	2000 M St NW Access Partial Execute 080618.pdf	8/6/2018
03. 2000 M	41201	Starpower Communication, LLC	8/13/2023	NA	2000 M St NW Access Partial Execute 081318.pdf	8/13/2018
03. 2000 M	41201	Starpower Communication, LLC	8/13/2023	NA	Fully Executed RCN 8.14.18.pdf	8/14/2018
03. 2000 M	35673	Teleport Communications America, LLC	9/26/2023	NA	Teleport Communications Executed Agreement 2000M Street.pdf	1/10/2019
03. 2000 M	40866	XO Communications Services, LLC	10/14/2025	NA	XO Comm- 2000M St- Telecom License Agreement- Executed.pdf	10/22/2015
03. 2000 M	31364	Verizon/MCImetro Access Transmission	12/31/2022	NA	Verizon License Agreement (2000 M Street to serve 2020 M St) executed.pdf	N/A
03. 2000 M	42015	JPMorgan Chase Bank, NA	7/2/2023	NA	ATM License Agreement 010819.pdf	1/8/2019
03. 2000 M	31365	Allied Riser Operations Corp	8/31/2025	NA	Telecommunications License Agreement.pdf	5/23/2000
03. 2000 M	42313	MKDA DC LLC	6/30/2021	NA	Temporary License Agreement Suite 750-G v2 (LL) 041420.pdf	4/14/2020
03. 2000 M	42313	MKDA DC LLC	6/30/2021	NA	First Amendment to TLA 093020.pdf	9/30/2020
03. 2000 M	42313	MKDA DC LLC	6/30/2021	NA	Second Amendment to TLA 030121.pdf	3/1/2021
03. 2000 M	41938	Laz Parking Mid-Atlantic LLC	11/30/2029	$25,275	Lease 092718.pdf	9/27/2018
03. 2000 M	41938	Laz Parking Mid-Atlantic LLC	11/30/2029	$25,275	Exhibit C 022519.pdf	2/25/2019
03. 2000 M	41938	Laz Parking Mid-Atlantic LLC	11/30/2029	$25,275	TLA 012519.pdf	1/25/2019
03. 2000 M	41938	Laz Parking Mid-Atlantic LLC	11/30/2029	$25,275	Exhibit C - 092718.pdf	9/27/2018
03. 2000 M	42089	International Association of Women Judges	9/30/2023	$2,400	First Amendment to TLA 030821.pdf	3/8/2021
03. 2000 M	42089	International Association of Women Judges	9/30/2023	$2,400	TLA 051619.pdf	5/16/2019
03. 2000 M	42313	MKDA DC LLC	6/30/2021	NA	Temporary License Agreement Suite 750-G v2 (LL) 041420.pdf	4/14/2020
03. 2000 M	42313	MKDA DC LLC	6/30/2021	NA	First Amendment to TLA 093020.pdf	9/30/2020
03. 2000 M	42313	MKDA DC LLC	6/30/2021	NA	Second Amendment to TLA 030121.pdf	3/1/2021
03. 2000M		Glanz/Corner Media	10/7/2020	N/A	2000M Glanz Signed License agreement	12/10/2020
04. 1140 Connecticut		Glanz/Corner Media	7/31/2029	N/A	Signed licnese agreement	12/10/2020
04. 1140 Connecticut	31365	Cogent/Allied Riser Communication	8/31/2025	NA	1140 Connecticut Renewal Notice.pdf	5/28/2020
04. 1140 Connecticut	31365	Cogent/Allied Riser Communication	8/31/2025	NA	Telecommunications License Agreement - Executed.pdf	9/2/2015
04. 1140 Connecticut	31365	Cogent/Allied Riser Communication	8/31/2025	NA	Cogent Roof Top Agreement.pdf	11/22/2004
04. 1140 Connecticut	35673	Teleport Coummunications America, LLC	9/26/2023	NA	SKM_C654e18092712050.pdf	9/27/2018
04. 1140 Connecticut	42014	CenturyLink Communications, LLC	12/9/2024	NA	1140 Connecticut _CenturyLink _Fully Executed.pdf	12/10/2019
04. 1140 Connecticut	42014	CenturyLink Communications, LLC	12/9/2024	NA	1140 CONNECTICUT AVE NW 10-3-19 (REDUCED).pdf	10/3/2019
04. 1140 Connecticut	42014	CenturyLink Communications, LLC	12/9/2024	NA	CenturyLink License Agreement 1140 Connecticut HA&T Draft 12-9-19 .docx	12/9/2019
04. 1140 Connecticut	42014	CenturyLink Communications, LLC	12/9/2024	NA	CenturyLink License Agreement 1140 Connecticut HA&T Draft 12-9-19 .pdf	12/9/2019
04. 1140 Connecticut	42014	CenturyLink Communications, LLC	12/9/2024	NA	Signature Page.pdf	12/10/2019
04. 1140 Connecticut	42015	JPMorgan Chase Bank, NA	7/2/2021	NA	Chase Termination Notice.pdf	4/7/2021
04. 1140 Connecticut	42015	JPMorgan Chase Bank, NA	7/2/2021	NA	ATM License Agreement 041619.pdf	4/16/2019
04. 1140 Connecticut	42015	JPMorgan Chase Bank, NA	7/2/2021	NA	Exhibit B.pdf	7/12/2019
04.1140 Connecticut		XO Communicatons	10/15/2025		XO Communications Executed Agreement.pdf	10/15/2015
04.1140 Connecticut		Starpower Communication, LLC	3/31/2026		Starpower executed agreement	4/9/2021
05. Army Navy Building	42061	Allied Telecom Group, LLC	4/7/2024	NA	Allied Agreement_Fully Executed 4.8.19.pdf	4/8/2019
05. Army Navy Building	42014	CenturyLink Communications, LLC	12/9/2024	NA	Executed Agreement.pdf	1/31/2019
05. Army Navy Building	40866	XO Communications Services, LLC	10/14/2025	NA	XO Communications Executed Agreement.pdf	5/26/2016
05. Army Navy Building	42403	American Academy of HIV Medicine	1/30/2022	$12,000	Consent to Sublease (The AIDS Institute Inc.) 031521.pdf	3/15/2021
05. Army Navy Building	42403	American Academy of HIV Medicine	1/30/2022	$12,000	TLA 111620.pdf	11/16/2020
06. 1775 Eye	39381	Zayo Group, LLC	11/30/2023	NA	Zayo 1775 Eye St License Agreement Fully Executed 10.14.2013.pdf	10/14/2013
06. 1775 Eye	39381	Zayo Group, LLC	11/30/2023	NA	Zayo 1775 Eye St License Agreement Fully Executed 12.14.18.pdf	12/14/2018
06. 1775 Eye		Corner Media Agreement	7/31/2029	N/A	1775 Eye GLANZ signed license	12/10/2020
06. 1775 Eye	40518	NewConnect , LLC	12/31/2024	$700	Executed New Connect Agreement 1775 Eye ST.pdf	10/12/2018
06. 1775 Eye	42014	CenturyLink Communications, LLC	12/9/2024	NA	Executed Agreement 1775.pdf	1/2/2019
06. 1775 Eye	41992	New Partners Community Solar Corp	9/30/2028	NA	Rooftop License Agreement 100118.pdf	10/1/2018
06. 1775 Eye	39576	Colonial Parking	11/30/2022	NA	1st Amendment Colonial Parking 1775 Eye.pdf	1/1/2013
06. 1775 Eye	39576	Colonial Parking	11/30/2022	NA	Correspondance - Renewal Terms.pdf	11/5/2012
06. 1775 Eye	39576	Colonial Parking	11/30/2022	NA	1775 Eye St - Lease Colonial Parking (11-07 EXECUTED).pdf	11/1/2007
07. 515 King Street	37539	Comcast Cable Communciations, LLC	7/21/2022	NA	Comcast 1st Amendment to License Agreement 050417.pdf	5/4/2017
08. Courthouse Square	21429	Dingman Labowitz, PC	6/30/2023	$14,012	Dingman Labowitz, P.C. Revocable Parking License 020101.pdf	2/1/2001
08. Courthouse Square	21439	Atlantic Company of America, Inc.	10/31/2022	$8,000	Atlantic Company of America, Inc., The Revocable Parking License 020101 .pd	2/1/2001
09. 1600 Wilson	36055	AT&T(Theodore) New Cingular PCS VA4140	12/31/2021	$3,600	Theodore Lease (Fully Executed).pdf	12/1/2011
09. 1600 Wilson	36055	AT&T(Theodore) New Cingular PCS VA4140	12/31/2021	$3,600	Amendment to Rooftop Communications Site Agreement	6/1/2017
09. 1600 Wilson	36843	Cogent Communications Inc 2180	8/31/2022	NA	Cogent, 1600 Wilson Blvd Arlington VA-TLA.pdf	9/1/2012
09. 1600 Wilson	40518	NewConnect , LLC	12/31/2024	$700	NewConnect Site License Agreement - EXECUTED.pdf	1/1/2020
09. 1600 Wilson	42168	1555 Wilson Property Owner LLC	7/15/2021	$2,700	Temporary License Agreement 020221.pdf	2/2/2021
09. 1600 Wilson	42168	1555 Wilson Property Owner LLC	7/15/2021	$2,700	Exhibit C.pdf	9/6/2019
09. 1600 Wilson	42168	1555 Wilson Property Owner LLC	7/15/2021	$2,700	Lease 090519.pdf	9/5/2019
09. 1600 Wilson	42440	WTAII, PLLC	10/31/2022	NA	TLA 031021.pdf	3/10/2021
09. 1600 Wilson	NA	BP License Agreement	MTM	NA	BP License Agreement.pdf	3/20/2018
10. Fairgate At Ballston	42014	CenturyLink Communications, LLC	12/9/2024	NA	Century Link.pdf	11/7/2019
10. Fairgate At Ballston	42415	Comcast Cable Communications, LLC	10/31/2025	NA	Comcast Agreement Faigate.pdf	12/22/2020
10. Fairgate At Ballston	40518	NewConnect , LLC	2/6/2024	$700	New Connect Fully Executed Contract, 2, 2019.pdf	2/7/2019
10. Fairgate At Ballston	36607	Verizon Global Real Estate GLC:73077	9/14/2023	NA	Verizon Third Amendment.pdf	9/5/2017
10. Fairgate At Ballston	36607	Verizon Global Real Estate GLC:73077	9/14/2023	NA	Fairgate at Ballston.pdf	3/18/2013
10. Fairgate At Ballston	42015	JPMorgan Chase Bank, NA	7/2/2023	NA	ATM License Agreement 010819.pdf	1/8/2019
11. Arlington Tower		Zayo Group, LLC	8/31/2015		Telecom/fiber agreement	9/1/2015
11. Arlington Tower	42014	CenturyLink Communications, LLC	12/9/2024	NA	Century Link Level 3.pdf	9/1/2014
11. Arlington Tower	41685	Cogent/Allied Riser Communication	1/31/2025	NA	Cogent ISP agreement.pdf	10/1/1999
11. Arlington Tower	42316	Comcast Cable Communications, LLC	3/31/2025	NA	License Agmt 041520.pdf	4/15/2020
11. Arlington Tower	42300	Crown Castle Fiber LLC	3/29/2030	NA	Crown Castle Agreement March 30 2020	3/30/2020
11. Arlington Tower	35673	Teleport Communications America, LLC	9/26/2023	NA	ATT Telecom Agreement 2.2019.pdf	2/11/2019
11. Arlington Tower	41682	Verizon Global Real Estate GLC:ARTLVA	1/31/2022	NA	Crown Castle Agreement March 30 2020	2/1/2019
11. Arlington Tower	42286	Poplicus Incorporated (dba Govini)	3/31/2022	$30,259	First Amendment to TLA (COVID-19) 040120.pdf	4/1/2020
11. Arlington Tower	42286	Poplicus Incorporated (dba Govini)	3/31/2022	$30,259	Govini Exhibit C_Fully Executed.pdf	3/12/2020
11. Arlington Tower	42286	Poplicus Incorporated (dba Govini)	3/31/2022	$30,259	Storage Agmt 030520.pdf	3/5/2020
11. Arlington Tower	42286	Poplicus Incorporated (dba Govini)	3/31/2022	$30,259	Temporary License Agmt 022720.pdf	2/27/2020
11. Arlington Tower	42286	Poplicus Incorporated (dba Govini)	3/31/2022	$30,259	Tenant's Renewal Notice 101920.pdf	10/19/2020
11. Arlington Tower	41677	Leland Investments, Inc.	8/31/2021	NA	Amended and Restated TLA 011819.pdf	1/18/2019
11. Arlington Tower	41677	Leland Investments, Inc.	8/31/2021	NA	Third Amendment to TLA 103120.pdf	10/31/2020
11. Arlington Tower	41677	Leland Investments, Inc.	8/31/2021	NA	Second Amendment to TLA 021320.pdf	2/13/2020
11. Arlington Tower	41677	Leland Investments, Inc.	8/31/2021	NA	First Amendment to TLA 071719.pdf	7/17/2019
12. Silverline Center	37841	AT&T Wireless/Cingular Wireless	12/31/2023	NA	Signed Consent 11.15.19.pdf	11/15/2019
12. Silverline Center	37841	AT&T Wireless/Cingular Wireless	12/31/2023	NA	Signed Consent 1.11.21.pdf	1/11/2021

Schedule 11 - Licenses

Property	Tenant Number	Tenant Name	LEX	SECD	Lease Document	Lease Document Date
12. Silverline Center	37841	AT&T Wireless/Cingular Wireless	12/31/2023	NA	First Amendment - Site License Agreement - EXECUTED.pdf	3/30/2015
12. Silverline Center	37841	AT&T Wireless/Cingular Wireless	12/31/2023	NA	2ND AMENDMENT 10006094 - Executed.pdf	4/18/2016
12. Silverline Center	37841	AT&T Wireless/Cingular Wireless	12/31/2023	NA	Signed Amendment 3.pdf	1/10/2018
12. Silverline Center	37841	AT&T Wireless/Cingular Wireless	12/31/2023	NA	Galleria Consent.pdf	11/1/2016
12. Silverline Center	35680	Sprint Nextel VA0683 2190	5/31/2024	$1,600	Amendment 1 Nextel 7-15-1999.pdf	7/15/1999
12. Silverline Center	35680	Sprint Nextel VA0683 2190	5/31/2024	$1,600	Amendment 2 Nextel 6-1-2010.pdf	6/1/2010
12. Silverline Center	35680	Sprint Nextel VA0683 2190	5/31/2024	$1,600	Consent Letter - Signed - 8.13.18.pdf	8/13/2018
12. Silverline Center	35680	Sprint Nextel VA0683 2190	5/31/2024	$1,600	Consent letter WA80XC111 signed.pdf	5/30/2018
12. Silverline Center	35680	Sprint Nextel VA0683 2190	5/31/2024	$1,600	Nextel Site Lic to Master Mar 1999.pdf	3/15/1999
12. Silverline Center	42443	Milestone Development Inc	7/15/2021	NA	TLA 031521.pdf	3/15/2021
12. Silverline Center		Corner Media Agreement	7/31/2030	N/A	WRIT Silverline GLANZ signed 11.13.20	11/12/2020
12. Silverline Center		Clearwireless Antenna	10/31/2034	N/A	Clearwireless June 2010	11/1/2009
12. Silverline Center		Cap One ATM		N/A	First Amendment 041119.pdf	4/11/2019

DISCLOSURE SCHEDULE 12

INTENTIONALLY OMITTED

DISCLOSURE SCHEDULE 13

REQUIRED REAs

See Disclosure Schedule 8

DISCLOSURE SCHEDULE 14

TAX CONTESTS

[attached]

Tax Appeal Status ‐ Summary
Property Status Report ‐ June 4th, 2021

STATUS
Property	County	2021	2020	2019
1140 Connecticut Ave	DC	1st Level appeal filed pending hearing date.		DC offer: $81,100,000 Waiting on paperwork.
1220 19th Street	DC	1st Level appeal filed pending hearing date.
1775 Eye St	DC	1st Level appeal filed pending hearing date.		DC offer $108,649,160. Waiting on paperwork.
1901 Pennsylvania Ave	DC	1st Level appeal filed pending hearing date.
2000 M St NW	DC	1st Level appeal filed pending hearing date.
Army Navy Building ‐ 1627 I Street, NW	DC	1st Level appeal filed pending hearing date.	DC reviewing offer of $68m. Outstanding issue is	DC Offer: $79,755,670 subject to further
			negotiation of club value.	consideration of removing the club.
2000 M Street, NW	DC		DC made offer of $98,628,100. Strong
recommendation to reject at this point and consider
down the road as TY2022 appeals are discussed.

DISCLOSURE SCHEDULE 15

UNCURED NOTICES OF DEFAULT UNDER GROUND LEASE

None.